UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4108

Oppenheimer Variable Account Funds

(Exact name of registrant as specified in charter)

6803 South Tucson Way,

Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street,

New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: December 31

Date of reporting period: 6/30/2018

Item 1. Reports to Stockholders.

June 30, 2018
Oppenheimer
Discovery Mid Cap Growth Fund/VA	Semiannual Report
A Series of Oppenheimer Variable Account Funds

SEMIANNUAL REPORT

Listing of Top Holdings

Fund Performance Discussion

Financial Statements

PORTFOLIO MANAGERS: Ronald J. Zibelli, Jr., CFA and Justin Livengood, CFA

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 6/30/18

	Inception Date	6-Months	1-Year	5-Year	10-Year
Non-Service Shares	8/15/86	6.19%	19.36%	14.13%	9.18%
Service Shares	10/16/00	6.06	19.05	13.84	8.91
Russell Midcap Growth Index		5.40	18.52	13.37	10.45

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account. Returns for periods of less than one year are cumulative and not annualized. See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

The Fund’s performance is compared to the performance of the Russell Midcap Growth Index. The Russell Midcap Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

TOP HOLDINGS AND ALLOCATIONS

TOP TEN COMMON STOCK HOLDINGS

PTC, Inc.	2.0%
XPO Logistics, Inc.	2.0
CoStar Group, Inc.	1.9
Waste Connections, Inc.	1.9
Total System Services, Inc.	1.8
TransUnion	1.8
Copart, Inc.	1.8
IDEXX Laboratories, Inc.	1.8
Pool Corp.	1.8
Global Payments, Inc.	1.8

Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2018, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

SECTOR ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2018, and are based on the total market value of common stocks. For more current Fund holdings, please visit oppenheimerfunds.com

2        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

Fund Performance Discussion

The Fund’s Non-Service shares produced a return of 6.19% during the reporting period, outperforming the Russell Midcap Growth Index’s (the “Index”) return of 5.40%. Our focus on seeking well-established, higher-quality growth companies is designed to provide investors with both upside participation and a degree of downside protection.

The Fund’s outperformance versus the Index was driven by stronger relative stock selection in the Health Care sector. Stock selection in the Financial, Consumer Staples, and Industrials sectors also benefited the Fund’s performance versus the Index. The Fund underperformed the Index mainly in the Energy and Information Technology sectors due to stock selection and an underweight position, respectively.

MARKET OVERVIEW

After a mixed first quarter of 2018, U.S. stock indices had a generally strong second quarter, helping to drive positive returns for both the Fund and Index this six-month reporting period. Equity markets in the U.S. continued to advance as a result of positive earnings and economic data, which more than offset concerns and possible impact of tariff wars with China. Given this backdrop, small-cap stocks experienced particularly strong performance as investors sought companies more exposed to the U.S. economy versus larger-cap multi-nationals more exposed to global trade and whose foreign revenue is negatively impacted by a rising U.S. dollar. In addition, growth investing continued to outperform value this reporting period.

TOP INDIVIDUAL CONTRIBUTORS

Top performing stocks for the Fund this reporting period included Abiomed, Inc., Align Technology, Inc., and PTC Inc.

Abiomed is a manufacturer of medical devices used to support heart function during cardiac procedures. During the reporting period, the company reported fiscal fourth quarter 2018 results that were well above consensus. Revenue grew 40% year-over-year, and the company has a variety of opportunities to continue this strong rate of growth.

Align Technology designs and manufactures a system of clear aligner therapies for treating the misalignment of teeth. The company’s first quarter 2018 results significantly exceeded expectations and positive momentum in the business led management to raise its revenue long-term growth guidance.

PTC is a global software company that reported strong first quarter earnings, with an increase in revenue that beat analysts’ expectations. This was one of the largest holdings in the Fund at the end of the period.

TOP INDIVIDUAL DETRACTORS

Detractors from performance this reporting period included Owens Corning, D.R. Horton, Inc. and Exelixis, Inc.

Owens Corning is a global producer of residential and commercial building materials, glass-fiber reinforcements and engineered materials for composite systems. The company reported softer than expected results, driven largely by higher costs that impacted operating margins. We exited our position.

D.R. Horton is a national homebuilder that engages in the construction of single-family housing. The decline in performance this reporting period was fueled by concerns surrounding increased labor and materials costs, as well as the impact of rising rates on mortgages making homes less affordable, which would decrease demand. We reduced our position during the period.

Exelixis is a biopharmaceutical company that specializes in the development of new medicines for the treatment of cancer. The company’s primary approved drug saw a slowdown in growth during the period. In addition, now clinical data about one of their drugs in development was disappointing. As a result, we exited our position.

STRATEGY & OUTLOOK

Our long-term investment process remains the same. We seek dynamic companies with above-average and sustainable revenue and earnings growth that we believe are positioned to outperform. This includes leading firms in structurally attractive industries with committed management teams that have proven records of performance.

3        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

Looking forward, we expect the U.S. economy to expand at a rate of 2.7%-3.0% in 2018, faster than the trajectory of the last several years. Most important drivers of this anticipated improvement are fiscal stimulus in the form of both tax cuts and spending increases. Although interest rates remain very low in a historical context, the Federal Reserve will likely continue to normalize monetary policy by raising short term rates. Meanwhile, corporate profits are growing at a robust pace and cash flows are generally being directed to capital expenditures, dividends, buybacks, and acquisitions. Equity valuations remain high, but have moderated due to favorable earnings revisions and the recent market correction.

Market volatility has increased from unusually low levels, partly due to political and policy turmoil in Washington D.C. Technology-driven disruption remains abundant across the economy and is at the forefront of our fundamental research. Our opportunity set remains compelling and that stock selection can continue to drive our relative performance. We believe that our holdings growth trajectory remains superior to the current corporate profit environment.

The views in the Fund Performance Discussion represent the opinions of this Fund’s portfolio managers and are not intended as investment advice or to predict or depict the performance of any investment. These views are as of the close of business on June 30, 2018, and are subject to change based on subsequent developments. The Fund’s portfolio and strategies are subject to change.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

4        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended June 30, 2018.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended June 30, 2018” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes.

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

Actual	Beginning Account Value January 1, 2018	Ending Account Value June 30, 2018	Expenses Paid During 6 Months Ended June 30, 2018
Non-Service shares	$1,000.00	$1,061.90	$4.10
Service shares	1,000.00	1,060.60	5.38

Hypothetical
(5% return before expenses)
Non-Service shares	1,000.00	1,020.83	4.02
Service shares	1,000.00	1,019.59	5.27

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended June 30, 2018 are as follows:

Class	Expense Ratios
Non-Service shares	0.80%
Service shares	1.05

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

5        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

STATEMENT OF INVESTMENTS June 30, 2018 Unaudited

	Shares	Value
Common Stocks—97.2%
Consumer Discretionary—16.8%
Auto Components—1.8%
Aptiv plc	97,370	$8,922,013
Visteon Corp.[1]	36,600	4,730,184
		13,652,197
Distributors—1.8%
Pool Corp.	87,320	13,228,980
Diversified Consumer Services—1.0%
Bright Horizons Family Solutions, Inc.[1]	69,720	7,147,694
Hotels, Restaurants & Leisure—5.8%
Chipotle Mexican Grill, Inc., Cl. A1	8,280	3,571,744
Domino’s Pizza, Inc.	25,860	7,296,916
Hilton Worldwide Holdings, Inc.	162,943	12,898,568
Hyatt Hotels Corp., Cl. A	97,680	7,536,012
Stars Group, Inc. (The)[1]	49,400	1,793,220
Vail Resorts, Inc.	34,470	9,451,329
		42,547,789
Household Durables—0.5%
DR Horton, Inc.	93,790	3,845,390
Multiline Retail—0.8%
Ollie’s Bargain Outlet Holdings, Inc.[1]	82,080	5,950,800
Specialty Retail—1.9%
Burlington Stores, Inc.[1]	58,510	8,807,510
Ross Stores, Inc.	59,480	5,040,930
		13,848,440
Textiles, Apparel & Luxury Goods—3.2%
lululemon athletica, Inc.[1]	72,370	9,035,395
PVH Corp.	72,650	10,877,158
Tapestry, Inc.	82,100	3,834,891
		23,747,444
Consumer Staples—2.3%
Beverages—0.8%
Constellation Brands, Inc., Cl. A	25,390	5,557,110
Food Products—1.5%
Lamb Weston Holdings, Inc.	166,320	11,394,583
Energy—2.2%
Oil, Gas & Consumable Fuels—2.2%
Cabot Oil & Gas Corp.	148,770	3,540,726
Centennial Resource Development, Inc., Cl. A1	196,300	3,545,178
Diamondback Energy, Inc.	70,033	9,214,242
		16,300,146
Financials—9.9%
Capital Markets—4.1%
E*TRADE Financial Corp.[1]	166,190	10,164,180
MarketAxess Holdings, Inc.	16,150	3,195,439
MSCI, Inc., Cl. A	61,760	10,216,957
Raymond James Financial, Inc.	74,860	6,688,741
		30,265,317
Commercial Banks—3.0%
East West Bancorp, Inc.	150,190	9,792,388
SVB Financial Group[1]	43,280	12,497,533
		22,289,921
Insurance—1.6%
Progressive Corp. (The)	193,700	11,457,355
Real Estate Investment Trusts (REITs)—0.6%
SBA Communications Corp., Cl. A1	24,490	4,043,789
Real Estate Management & Development—0.6%
CBRE Group, Inc., Cl. A1	99,380	4,744,401

	Shares	Value
Health Care—15.0%
Biotechnology—1.5%
Neurocrine Biosciences, Inc.[1]	71,130	$6,987,811
Sage Therapeutics, Inc.[1]	25,270	3,955,513
		10,943,324
Health Care Equipment & Supplies—8.7%
ABIOMED, Inc.[1]	27,180	11,117,979
Align Technology, Inc.[1]	34,150	11,684,081
Edwards Lifesciences Corp.[1]	58,090	8,456,161
ICU Medical, Inc.[1]	19,320	5,673,318
IDEXX Laboratories, Inc.[1]	60,910	13,274,726
Insulet Corp.[1]	87,120	7,466,184
Teleflex, Inc.	24,880	6,673,065
		64,345,514
Health Care Providers & Services—1.8%
WellCare Health Plans, Inc.[1]	53,180	13,095,043
Life Sciences Tools & Services—3.0%
Agilent Technologies, Inc.	163,200	10,092,288
Bio-Rad Laboratories, Inc., Cl. A1	19,070	5,502,458
ICON plc[1]	50,860	6,740,476
		22,335,222
Industrials—18.4%
Aerospace & Defense—2.0%
BWX Technologies, Inc.	124,730	7,773,174
Textron, Inc.	107,390	7,078,075
		14,851,249
Air Freight & Couriers—2.0%
XPO Logistics, Inc.[1]	144,700	14,496,046
Building Products—1.0%
A.O. Smith Corp.	125,680	7,433,972
Commercial Services & Supplies—4.9%
Cintas Corp.	51,350	9,503,345
Copart, Inc.[1]	235,870	13,340,807
Waste Connections, Inc.	182,465	13,735,965
		36,580,117
Industrial Conglomerates—1.5%
Roper Technologies, Inc.	39,930	11,017,086
Machinery—2.3%
IDEX Corp.	81,720	11,153,145
Xylem, Inc.	82,960	5,589,845
		16,742,990
Professional Services—4.2%
CoStar Group, Inc.[1]	33,520	13,831,358
IHS Markit Ltd.[1]	71,010	3,663,406
TransUnion	186,710	13,375,904
		30,870,668
Trading Companies & Distributors—0.5%
United Rentals, Inc.[1]	25,420	3,752,500
Information Technology—28.3%
Communications Equipment—1.3%
Palo Alto Networks, Inc.[1]	45,460	9,340,666
Electronic Equipment, Instruments, & Components—3.2%
Amphenol Corp., Cl. A	107,380	9,358,167
CDW Corp.	114,520	9,252,071
FLIR Systems, Inc.	89,500	4,651,315
		23,261,553
Internet Software & Services—2.5%
DocuSign, Inc.[1]	27,034	1,431,451
GrubHub, Inc.[1]	59,590	6,251,587
IAC/InterActiveCorp[1]	34,110	5,201,434
Nutanix, Inc., Cl. A1	106,890	5,512,317
		18,396,789

6        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

	Shares	Value
IT Services—7.6%
Black Knight, Inc.[1]	101,980	$5,461,029
Broadridge Financial Solutions, Inc.	50,750	5,841,325
DXC Technology Co.	92,350	7,444,334
Global Payments, Inc.	118,150	13,172,544
Square, Inc., Cl. A1	80,280	4,948,459
Total System Services, Inc.	160,420	13,558,698
WEX, Inc.[1]	31,080	5,920,118
		56,346,507
Semiconductors & Semiconductor Equipment—2.1%
Monolithic Power Systems, Inc.	61,820	8,263,479
ON Semiconductor Corp.[1]	335,760	7,465,624
		15,729,103
Software—11.6%
Atlassian Corp. plc, Cl. A1	131,310	8,209,501
Guidewire Software, Inc.[1]	83,350	7,399,813
PTC, Inc.[1]	154,760	14,518,035
RealPage, Inc.[1]	113,100	6,231,810
Red Hat, Inc.[1]	54,390	7,308,384
RingCentral, Inc., Cl. A1	39,720	2,794,302
ServiceNow, Inc.[1]	58,174	10,033,270
Splunk, Inc.[1]	58,670	5,814,784
Synopsys, Inc.[1]	97,680	8,358,478

	Shares	Value
Software (Continued)
Take-Two Interactive Software, Inc.[1]	94,290	$11,160,164
Workday, Inc., Cl. A1	30,030	3,637,234
		85,465,775
Materials—4.3%
Chemicals—1.6%
Celanese Corp., Cl. A	72,070	8,004,094
Westlake Chemical Corp.	36,720	3,952,174
		11,956,268
Containers & Packaging—2.0%
Avery Dennison Corp.	66,050	6,743,705
Packaging Corp. of America	70,650	7,897,963
		14,641,668
Metals & Mining—0.7%
Steel Dynamics, Inc.	107,260	4,928,597
Total Common Stocks (Cost $562,243,254)		716,552,013

Investment Company—2.9%
Oppenheimer Institutional Government Money Market Fund, Cl. E, 1.85%[2,3] (Cost $21,063,723)	21,063,723	21,063,723
Total Investments, at Value (Cost $583,306,977)	100.1%	737,615,736
Net Other Assets (Liabilities)	(0.1)	(744,604)
Net Assets	100.0%	$736,871,132

Footnotes to Statement of Investments

1. Non-income producing security.

2. Rate shown is the 7-day yield at period end.

3. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares December 31, 2017	Gross Additions	Gross Reductions	Shares June 30, 2018

Oppenheimer Institutional Government Money Market Fund, Cl. E	7,573,590	157,959,179	144,469,046	21,063,723

	Value	Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)

Oppenheimer Institutional Government Money Market Fund, Cl. E	$21,063,723	$103,548	$—	$—

See accompanying Notes to Financial Statements.

7        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

STATEMENT OF ASSETS AND LIABILITIES June 30, 2018 Unaudited

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $562,243,254)	$716,552,013
Affiliated companies (cost $21,063,723)	21,063,723

737,615,736
Cash	500,000
Receivables and other assets:
Investments sold	13,313,954
Dividends	302,827
Shares of beneficial interest sold	29,704
Other	75,769

Total assets	751,837,990
Liabilities
Payables and other liabilities:
Investments purchased	14,742,970
Shares of beneficial interest redeemed	123,090
Trustees’ compensation	65,727
Distribution and service plan fees	8,640
Shareholder communications	1,634
Other	24,797

Total liabilities	14,966,858
Net Assets	$736,871,132

Composition of Net Assets
Par value of shares of beneficial interest	$9,528
Additional paid-in capital	528,027,710
Accumulated net investment loss	(877,872)
Accumulated net realized gain on investments	55,403,007
Net unrealized appreciation on investments	154,308,759

Net Assets	$736,871,132

Net Asset Value Per Share
Non-Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $695,877,799 and 8,965,538 shares of beneficial interest outstanding)	$77.62
Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $40,993,333 and 562,229 shares of beneficial interest outstanding)	$72.91

See accompanying Notes to Financial Statements.

8        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

STATEMENT OF OPERATIONS For the Six Months Ended June 30, 2018 Unaudited

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $6,503)	$2,096,375
Affiliated companies	103,548
Total investment income	2,199,923
Expenses
Management fees	2,617,136
Distribution and service plan fees - Service shares	50,543
Transfer and shareholder servicing agent fees:
Non-Service shares	419,124
Service shares	24,261
Shareholder communications:
Non-Service shares	20,321
Service shares	1,178
Trustees’ compensation	13,809
Borrowing fees	13,229
Custodian fees and expenses	2,692
Other	31,350
Total expenses	3,193,643
Less reduction to custodian expenses	(249)
Less waivers and reimbursements of expenses	(173,724)
Net expenses	3,019,670
Net Investment Loss	(819,747)
Realized and Unrealized Gain (Loss)
Net realized gain on investment transactions in unaffiliated companies	56,398,973
Net change in unrealized appreciation/depreciation on investment transactions in unaffiliated companies	(11,061,754)
Net Increase in Net Assets Resulting from Operations	$44,517,472

See accompanying Notes to Financial Statements.

9        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Operations
Net investment loss	$(819,747)	$(936,874)
Net realized gain	56,398,973	111,170,933
Net change in unrealized appreciation/depreciation	(11,061,754)	64,493,500
Net increase in net assets resulting from operations	44,517,472	174,727,559
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Non-Service shares	—	(202,565)
Service shares	—	—
	—	(202,565)
Distributions from net realized gain:
Non-Service shares	(95,656,703)	(66,541,431)
Service shares	(5,963,052)	(3,695,269)
	(101,619,755)	(70,236,700)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Non-Service shares	54,679,780	(8,172,895)
Service shares	5,020,050	2,197,994
	59,699,830	(5,974,901)
Net Assets
Total increase	2,597,547	98,313,393
Beginning of period	734,273,585	635,960,192
End of period (including accumulated net investment loss of $ 877,872 and $ 58,125, respectively)	$736,871,132	$734,273,585

See accompanying Notes to Financial Statements.

10        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

FINANCIAL HIGHLIGHTS

Non-Service Shares	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013

Per Share Operating Data
Net asset value, beginning of period	$84.21	$72.65	$76.85	$78.82	$74.51	$54.80

Income (loss) from investment operations:
Net investment income (loss)[1]	(0.09)	(0.10)	0.03	(0.19)	(0.29)	(0.16)
Net realized and unrealized gain	5.80	20.08	1.69	5.67	4.60	19.88

Total from investment operations	5.71	19.98	1.72	5.48	4.31	19.72

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	(0.03)	0.00	0.00	0.00	(0.01)
Distributions from net realized gain	(12.30)	(8.39)	(5.92)	(7.45)	0.00	0.00

Total dividends and/or distributions to shareholders	(12.30)	(8.42)	(5.92)	(7.45)	0.00	(0.01)

Net asset value, end of period	$77.62	$84.21	$72.65	$76.85	$78.82	$74.51

Total Return, at Net Asset Value[2]	6.19%	28.79%	2.34%	6.61%	5.78%	35.98%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$695,878	$694,675	$603,708	$660,450	$682,515	$725,406

Average net assets (in thousands)	$704,601	$661,192	$621,110	$695,736	$688,259	$618,970

Ratios to average net assets:[3]
Net investment income (loss)	(0.21)%	(0.12)%	0.04%	(0.24)%	(0.39)%	(0.24)%
Expenses excluding specific expenses listed below	0.85%	0.84%	0.84%	0.83%	0.83%	0.84%
Interest and fees from borrowings	0.00%[4]	0.00%[4]	0.00%[4]	0.00%[4]	0.00%	0.00%

Total expenses[5]	0.85%	0.84%	0.84%	0.83%	0.83%	0.84%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%

Portfolio turnover rate	49%	105%	141%	81%	113%	84%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Less than 0.005%.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended June 30, 2018	0.85%
Year Ended December 31, 2017	0.84%
Year Ended December 31, 2016	0.84%
Year Ended December 31, 2015	0.83%
Year Ended December 31, 2014	0.83%
Year Ended December 31, 2013	0.84%

See accompanying Notes to Financial Statements.

11        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

FINANCIAL HIGHLIGHTS Continued

Service Shares	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Per Share Operating Data
Net asset value, beginning of period	$79.87	$69.43	$73.88	$76.21	$72.22	$53.25

Income (loss) from investment operations:
Net investment loss[1]	(0.19)	(0.28)	(0.15)	(0.38)	(0.46)	(0.30)
Net realized and unrealized gain	5.53	19.11	1.62	5.50	4.45	19.27

Total from investment operations	5.34	18.83	1.47	5.12	3.99	18.97

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	0.00	0.00	0.00	0.00
Distributions from net realized gain	(12.30)	(8.39)	(5.92)	(7.45)	0.00	0.00

Total dividends and/or distributions to shareholders	(12.30)	(8.39)	(5.92)	(7.45)	0.00	0.00

Net asset value, end of period	$72.91	$79.87	$69.43	$73.88	$76.21	$72.22

Total Return, at Net Asset Value[2]	6.06%	28.46%	2.08%	6.35%	5.53%	35.62%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$40,993	$39,599	$32,252	$37,029	$30,964	$36,549

Average net assets (in thousands)	$40,793	$35,753	$33,797	$32,812	$32,927	$35,905

Ratios to average net assets:[3]
Net investment loss	(0.46)%	(0.37)%	(0.21)%	(0.49)%	(0.64)%	(0.49)%
Expenses excluding specific expenses listed below	1.10%	1.09%	1.09%	1.08%	1.08%	1.09%
Interest and fees from borrowings	0.00%[4]	0.00%[4]	0.00%[4]	0.00%[4]	0.00%	0.00%

Total expenses[5]	1.10%	1.09%	1.09%	1.08%	1.08%	1.09%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.05%	1.05%	1.05%	1.05%	1.05%	1.05%

Portfolio turnover rate	49%	105%	141%	81%	113%	84%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Less than 0.005%.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended June 30, 2018	1.10%
Year Ended December 31, 2017	1.09%
Year Ended December 31, 2016	1.09%
Year Ended December 31, 2015	1.08%
Year Ended December 31, 2014	1.08%
Year Ended December 31, 2013	1.09%

See accompanying Notes to Financial Statements.

12        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

NOTES TO FINANCIAL STATEMENTS June 30, 2018 Unaudited

1. Organization

Oppenheimer Discovery Mid Cap Growth Fund/VA (the “Fund”), a separate series of Oppenheimer Variable Account Funds, is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as determined necessary by the Manager.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, and capital gains taxes on foreign investments, if any, have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations. Interest income, if any, is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Return of Capital Estimates. Distributions received from the Fund’s investments in Real Estate Investments Trusts (REITs), generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates. Such estimates are based on historical information available from each REIT and other industry sources. These estimates may subsequently be revised based on information received from REITs after their tax reporting periods are concluded.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended December 31, 2017, including

13        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

During the fiscal year ended December 31, 2017, the Fund did not utilize any capital loss carryforwards to offset capital gains realized in that fiscal year. Capital losses will be carried forward to future years if not offset by gains.

At period end, it is estimated that the capital loss carryforwards would be zero. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the reporting period, it is estimated that the Fund will not utilize any capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$583,899,551

Gross unrealized appreciation	$158,645,043
Gross unrealized depreciation	(4,928,858)

Net unrealized appreciation	$153,716,185

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern Time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

14        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

3. Securities Valuation (Continued)

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$123,968,734	$—	$—	$123,968,734
Consumer Staples	16,951,693	—	—	16,951,693
Energy	16,300,146	—	—	16,300,146
Financials	72,800,783	—	—	72,800,783
Health Care	110,719,103	—	—	110,719,103
Industrials	135,744,628	—	—	135,744,628
Information Technology	208,540,393	—	—	208,540,393
Materials	31,526,533	—	—	31,526,533
Investment Company	21,063,723	—	—	21,063,723

Total Assets	$737,615,736	$—	$—	$737,615,736

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

For the reporting period, there were no transfers between levels.

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price

15        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Shareholder Concentration. At period end, one shareholder owned 20% or more of the Fund’s total outstanding shares.

The shareholder is a related party of the Fund. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds, and directors or employees. The related party owned 22% of the Fund’s total outstanding shares at period end.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended June 30, 2018		Year Ended December 31, 2017
	Shares	Amount	Shares	Amount

Non-Service Shares
Sold	118,090	$10,051,074	235,884	$18,341,538
Dividends and/or distributions reinvested	1,182,843	95,656,703	881,558	66,743,996
Redeemed	(585,011)	(51,027,997)	(1,177,553)	(93,258,429)

Net increase (decrease)	715,922	$54,679,780	(60,111)	$(8,172,895)

Service Shares
Sold	38,204	$3,206,275	69,577	$5,232,152
Dividends and/or distributions reinvested	78,492	5,963,052	51,387	3,695,269
Redeemed	(50,225)	(4,149,277)	(89,745)	(6,729,427)

Net increase	66,471	$5,020,050	31,219	$2,197,994

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IGMMF, for the reporting period were as follows:

	Purchases	Sales

Investment securities	$355,548,753	$408,689,459

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

16        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

8. Fees and Other Transactions with Affiliates (Continued)

Fee Schedule

Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Next $700 million	0.60
Over $1.5 billion	0.58

The Fund’s effective management fee for the reporting period was 0.71% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act for Service shares to pay OppenheimerFunds Distributor, Inc. (the “Distributor”), for distribution related services, personal service and account maintenance for the Fund’s Service shares. Under the Plan, payments are made periodically at an annual rate of 0.25% of the daily net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsors of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. These fees are paid out of the Fund’s assets on an on-going basis and increase operating expenses of the Service shares, which results in lower performance compared to the Fund’s shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to limit the Fund’s expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding any applicable dividend expense, taxes, interest and fees from borrowing, any subsidiary expenses, Acquired Fund Fees and Expenses, brokerage commissions, unusual and infrequent expenses and certain other Fund expenses; so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 0.80% for Non-Service shares and 1.05% for Service shares.

During the reporting period, the Manager waived fees and/or reimbursed the Fund as follows:

Non-Service shares	$158,105
Service shares	9,190

This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IGMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $6,429 for IGMMF management fees. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

17        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

9. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.875 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Effective July 17, 2018, the Facility was increased to $1.95 billion. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period.

18        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES; UPDATES TO STATEMENT OF

INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

19        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

DISTRIBUTION SOURCES Unaudited

For any distribution that took place over the last six months of the Fund’s reporting period, the table below details on a per-share basis the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. Other capital sources represent a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” You should not draw any conclusions about the Fund’s investment performance from the amounts of these distributions. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. If the Fund (or an underlying fund in which the Fund invests) invests in real estate investment trusts (REITs) and/or master limited partnerships (MLPs), the percentages attributed to each category are estimated using historical information because the character of the amounts received from the REITs and/or MLPs in which the Fund (or underlying fund) invests is unknown until after the end of the calendar year. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive communication in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, and scroll down to the ‘Dividends’ table under ‘Analytics’. The Fund’s latest distribution information will be followed by the sources of any distribution, updated daily.

Fund Name	Pay Date	Net Income	Net Profit from Sale	Other Capital Sources
Oppenheimer Discovery Mid Cap Growth Fund/VA	6/19/18	0.0%	100%	0.0%

20        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

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21        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

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22        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

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23        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

A Series of Oppenheimer Variable Account Funds

Trustees and Officers	Robert J. Malone, Chairman of the Board of Trustees and Trustee
Andrew J. Donohue, Trustee
Richard F. Grabish, Trustee
Beverly L. Hamilton, Trustee
Victoria J. Herget, Trustee
Karen L. Stuckey, Trustee
James D. Vaughn, Trustee
Arthur P. Steinmetz, Trustee, President and Principal Executive Officer
Ronald J. Zibelli, Jr., Vice President
Justin Livengood, Vice President
Cynthia Lo Bessette, Secretary and Chief Legal Officer
Jennifer Foxson, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer
Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and	OFI Global Asset Management, Inc.
Shareholder
Servicing Agent

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent	KPMG LLP
Registered
Public
Accounting
Firm

Legal Counsel	Ropes & Gray LLP

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm

© 2018 OppenheimerFunds, Inc. All rights reserved. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

OppenheimerFunds® The Right Way to Invest
June 30, 2018
Oppenheimer
Conservative Balanced Fund/VA	Semiannual Report
A Series of Oppenheimer Variable Account Funds
SEMIANNUAL REPORT
Listing of Top Holdings
Fund Performance Discussion
Financial Statements

PORTFOLIO MANAGERS: Krishna Memani and Magnus Krantz

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 6/30/18

	Inception Date	6-Months	1-Year	5-Year	10-Year
Non-Service Shares	2/9/87	-0.99%	2.62%	5.88%	2.88%
Service Shares	5/1/02	-1.09	2.37	5.60	2.63
Russell 3000 Index		3.22	14.78	13.29	10.23
Bloomberg Barclays U.S. Aggregate Bond Index		-1.62	-0.40	2.27	3.72
Reference Index		0.21	4.88	6.23	6.54

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account. Returns for periods of less than one year are cumulative and not annualized. See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

The Fund’s performance is compared to the performance of the Russell 3000 Index, the Bloomberg Barclays U.S. Aggregate Bond Index and the Fund’s Reference Index. The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies, representing approximately 98% of the investable U.S. equity market. The Bloomberg Barclays U.S. Aggregate Bond Index is an index of U.S dollar-denominated, investment-grade U.S. corporate government and mortgage-backed securities. The Fund’s Reference Index is a customized weighted index currently comprised of 65% of the Bloomberg Barclays U.S. Aggregate Bond Index and 35% of the Russell 3000 Index. The indices are unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

TOP HOLDINGS AND ALLOCATIONS

TOP TEN COMMON STOCK HOLDINGS

Apple, Inc.	1.5%
Microsoft Corp.	1.2
Exxon Mobil Corp.	1.1
JPMorgan Chase & Co.	1.1
Facebook, Inc., Cl. A	0.8
Mastercard, Inc., Cl. A	0.7
Lowe’s Cos., Inc.	0.7
Alphabet, Inc., Cl. C	0.7
NIKE, Inc., Cl. B	0.6
Intercontinental Exchange, Inc.	0.6

Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2018, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

PORTFOLIO ALLOCATION
Mortgage-Backed Obligations
Government Agency	24.3%
Non-Agency	9.0
Common Stocks	29.5
Non-Convertible Corporate Bonds and Notes	26.8
Asset-Backed Securities	8.0
Investment Company
Oppenheimer Institutional Government Money Market Fund	2.2
U.S. Government Obligations	0.2

Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2018, and are based on the total market value of investments. For more current Fund holdings, please visit oppenheimerfunds.com.

2        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

Fund Performance Discussion

The Fund’s Non-Service shares produced a return of -0.99% during the reporting period. On a relative basis, the Fund’s Reference Index returned 0.21%. The Fund’s Reference Index is a customized weighted index currently comprised of the following underlying broad-based security indices: 65% of the Bloomberg Barclays U.S. Aggregate Bond Index and 35% of the Russell 3000 Index. Measured separately, the Bloomberg Barclays U.S. Aggregate Bond Index returned -1.62% and the Russell 3000 Index returned 3.22%.

MARKET OVERVIEW

The U.S. economy continued to perform well during the reporting period. U.S. 2018 gross domestic product (GDP) is expected to be around 3%, significantly exceeding its 2% trend growth of this expansion. Private consumption, the driving force of the economy in recent years, is growing at a stable rate. Additionally, business fixed investment has gained momentum in recent months and is broadening across sectors. With increasingly less slack in the economy, strong profits, and the corporate tax cuts, investment should support growth and productivity improvements.

The Federal Reserve (Fed) hiked the Fed Funds target rate by 25 basis points twice – in March and June – ending the period in a range of 1.75% – 2.00%. The Fed is on track to deliver 1-2 more hikes this year, as the economy is near the Fed’s dual mandate of full employment and price stability. On the inflation front, underlying inflation is around the Fed’s 2% target. The unemployment rate is at historical lows; however, the rising labor participation rate and stable wage growth suggest that there may still be some slack in the labor market. The Federal Open Market Committee (FOMC) under new chair Jerome Powell’s leadership signaled that the Fed will remain cautious and tighten policy gradually, giving comfort to the markets. Thus far, the Fed’s hiking cycle has been orderly.

Despite the strength of the U.S. economy and the Fed’s orderly hiking cycle, international economic and geopolitical concerns were noticeable during the reporting period and caused some market turbulence. Trade tensions were on the rise and there were pockets of political issues. Such tensions, especially regarding trade, made an impact on some investment decisions, as noted in the Fed’s minutes. So far, the measures implemented are not of major economic significance, in our view. At this point, we believe there is more rhetoric than actual impactful decisions. The risk remains, however, that trade issues negatively impact confidence or that retaliations could lead to more significant measures. While these are still not the baseline, risks are elevated and worth carefully monitoring.

In this environment, markets were volatile this reporting period. Equity markets in the U.S. produced positive results and outperformed international equities, with the S&P 500 Index returning 2.65% and the MSCI All Country World Index returning -0.43%. Fixed income markets generally produced negative returns this reporting period. The 10-year U.S. Treasury rate started the reporting period at 2.41% and hit a high of 3.11% in May, before ending the reporting period at 2.86%. U.S. Treasuries (as represented by the Bloomberg Barclays U.S. Treasury Index) produced negative results, with a -1.62% return. Credit underperformed for the reporting period, with the Bloomberg Barclays U.S. Credit Index returning -2.99%.

EQUITY STRATEGY REVIEW

The equity strategy produced a muted positive absolute return during the reporting period and underperformed the Russell 3000 Index. The equity strategy’s underperformance stemmed largely from weaker relative stock selection in the Consumer Discretionary, Energy, and Consumer Staples sectors. The equity strategy outperformed the Russell 3000 Index in the Industrials sector, due to stock selection.

The equity strategy’s top contributors to performance relative to the Russell 3000 Index included Korn/Ferry International and Mastercard.

During the reporting period, recruiter and talent management consultant Korn/Ferry delivered another strong quarter in a series of strong quarterly results, with accelerating revenue growth and forward guidance that exceeded expectations. The company is effectively leveraging the intellectual property of its Hay Group organizational and leadership consulting business, acquired in 2015, to drive results in its traditional executive “headhunter” practice and its Futurestep recruitment process outsourcing division. A strengthening economy and tightening job market have been driving demand, and the company’s value-added offerings have been helping it take market share.

Mastercard’s performance was driven by strong core results reported over the second quarter of 2018, where revenues and earnings soundly beat expectations and organic revenue growth accelerated to over 20% year over year. While these results are unlikely sustainable, Mastercard has demonstrated an ability to grow at a faster pace than their largest competitor Visa driven by the strength of their services business, share gains in European processing and some market share gains internationally. Notably, this reporting period, the company won Santander’s large UK debit business. More importantly, Mastercard continues to

3        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

benefit from the long tail of revenue growth as the world transitions from cash and check to electronic forms of payment. The global ubiquity of acceptance at Visa and Mastercard make them both partners of choice for global card issuers.

Not owning Amazon for the majority of the reporting period was the biggest relative detractor from the equity strategy’s performance, as the company continued its run of impressive performance and performed well for the Russell 3000 Index. Also detracting from performance was Spectrum Brands Holdings, which is in a state of flux. The company experienced issues implementing a change to its distribution system, causing the company to lower full-year earnings guidance, leading to an approximately 25% drop in the stock over a two-day period in April. We exited the position.

FIXED-INCOME STRATEGY REVIEW

The Fund’s fixed-income strategy underperformed the Bloomberg Barclays U.S. Aggregate Bond Index during the reporting period. In a period where credit underperformed U.S. Treasuries, the Fund’s strategic underweight position to U.S. Treasuries was the largest detractor from performance versus the Index. In addition, the strategy’s position in investment grade corporate credit detracted from performance this reporting period.

Positive contributors to performance this reporting period included the strategy’s security selection in asset-backed securities (“ABS”), where we favored auto ABS given what we view as attractive fundamentals in the space. In addition, the strategy’s allocation to non-agency mortgage-backed securities (“MBS”) benefited performance.

The views in the Fund Performance Discussion represent the opinions of this Fund’s portfolio managers and are not intended as investment advice or to predict or depict the performance of any investment. These views are as of the close of business on June 30, 2018, and are subject to change based on subsequent developments. The Fund’s portfolio and strategies are subject to change.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

4        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended June 30, 2018.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended June 30, 2018” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes.

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

Actual	Beginning Account Value January 1, 2018	Ending Account Value June 30, 2018	Expenses Paid During 6 Months Ended June 30, 2018
Non-Service shares	$1,000.00	$990.10	$3.31
Service shares	1,000.00	989.10	4.55

Hypothetical
(5% return before expenses)
Non-Service shares	1,000.00	1,021.47	3.36
Service shares	1,000.00	1,020.23	4.62

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended June 30, 2018 are as follows:

Class	Expense Ratios
Non-Service shares	0.67%
Service shares	0.92

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

5        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

STATEMENT OF INVESTMENTS June 30, 2018 Unaudited

	Shares	Value
Common Stocks—35.7%
Consumer Discretionary—3.1%
Auto Components—0.4%
Visteon Corp.[1]	6,210	$802,580
Diversified Consumer Services—0.0%
Houghton Mifflin Harcourt Co.[1]	3,100	23,715
Weight Watchers International, Inc.[1]	85	8,593
		32,308

Hotels, Restaurants & Leisure—0.6%
Cedar Fair LP2	5,485	345,610
Chipotle Mexican Grill, Inc., Cl. A1	24	10,353
McDonald’s Corp.	5,926	928,545
		1,284,508

Household Durables—0.0%
Newell Brands, Inc.	591	15,242
Internet & Catalog Retail—0.1%
Amazon.com, Inc.[1]	36	61,193
Booking Holdings, Inc.[1]	5	10,135
FTD Cos., Inc.[1]	2,792	12,955
Netflix, Inc.[1]	46	18,006
		102,289

Leisure Products—0.0%
American Outdoor Brands Corp.[1]	1,558	18,743
Multiline Retail—0.0%
Fred’s, Inc., Cl. A	6,982	15,919
Specialty Retail—1.4%
Bed Bath & Beyond, Inc.	712	14,186
Burlington Stores, Inc.[1]	3,536	532,274
CarMax, Inc.[1]	9,248	673,902
GameStop Corp., Cl. A	890	12,967
GNC Holdings, Inc., Cl. A1	2,096	7,378
Lowe’s Cos., Inc.	15,166	1,449,415
Office Depot, Inc.	5,174	13,194
Sally Beauty Holdings, Inc.[1]	1,208	19,364
Sportsman’s Warehouse Holdings, Inc.[1]	2,168	11,100
TravelCenters of America LLC[1]	3,146	11,011
		2,744,791

Textiles, Apparel & Luxury Goods—0.6%
NIKE, Inc., Cl. B	15,872	1,264,681
Consumer Staples—1.2%
Beverages—0.0%
Constellation Brands, Inc., Cl. A	35	7,660
Molson Coors Brewing Co., Cl. B	388	26,400
		34,060

Food & Staples Retailing—0.2%
Kroger Co. (The)	941	26,771
Rite Aid Corp.[1]	174,233	301,423
SpartanNash Co.	630	16,078
SUPERVALU, Inc.[1]	903	18,529
Walgreens Boots Alliance, Inc.	178	10,683
		373,484

Food Products—0.6%
Campbell Soup Co.	644	26,108
Dean Foods Co.	2,150	22,596
Kellogg Co.	355	24,804
Kraft Heinz Co. (The)	10,620	667,148
Pinnacle Foods, Inc.	6,814	443,319
TreeHouse Foods, Inc.[1]	463	24,312
		1,208,287

Household Products—0.0%
Church & Dwight Co., Inc.	187	9,941
Procter & Gamble Co. (The)	256	19,983
		29,924

	Shares	Value
Personal Products—0.1%
Avon Products, Inc.[1]	7,928	$12,843
Coty, Inc., Cl. A	1,336	18,838
Edgewell Personal Care Co.[1]	358	18,065
		49,746

Tobacco—0.3%
Altria Group, Inc.	464	26,351
British American Tobacco plc	10,850	547,967
British American Tobacco plc,
Sponsored ADR	359	18,112
Philip Morris International, Inc.	352	28,420
Universal Corp.	250	16,513
		637,363

Energy—2.0%
Oil, Gas & Consumable Fuels—2.0%
EQT Corp.	20,215	1,115,464
Exxon Mobil Corp.	27,360	2,263,493
Matador Resources Co.[1]	192	5,770
Noble Energy, Inc.	177	6,244
Range Resources Corp.	798	13,350
Shell Midstream Partners LP2	29,695	658,635
		4,062,956

Financials—5.8%
Capital Markets—0.9%
Bank of New York Mellon Corp. (The)	12,060	650,396
Charles Schwab Corp. (The)	186	9,505
Intercontinental Exchange, Inc.	16,906	1,243,436
		1,903,337

Commercial Banks—2.4%
Citigroup, Inc.	11,360	760,211
East West Bancorp, Inc.	10,620	692,424
IBERIABANK Corp.	7,010	531,358
JPMorgan Chase & Co.	21,510	2,241,342
Signature Bank (New York)[1]	5,710	730,195
		4,955,530

Consumer Finance—0.4%
Synchrony Financial	25,510	851,524
Insurance—1.2%
American International Group, Inc.	17,710	938,984
Arthur J. Gallagher & Co.	10,349	675,582
Marsh & McLennan Cos., Inc.	101	8,279
Progressive Corp. (The)	12,625	746,769
		2,369,614

Real Estate Investment Trusts (REITs)—0.8%
AGNC Investment Corp.	1,334	24,799
American Tower Corp.	31	4,469
Annaly Capital Management, Inc.	2,374	24,428
EPR Properties	8,940	579,223
Mid-America Apartment Communities, Inc.	8,707	876,534
Prologis, Inc.	127	8,343
		1,517,796

Real Estate Management & Development—0.1%
Realogy Holdings Corp.	12,240	279,072
Health Care—5.1%
Biotechnology—0.9%
BioMarin Pharmaceutical, Inc.[1]	3,030	285,426
Exact Sciences Corp.[1]	9,130	545,883
Sage Therapeutics, Inc.[1]	1,120	175,313
uniQure NV1	6,404	242,071
Vertex Pharmaceuticals, Inc.[1]	3,573	607,267
		1,855,960

Health Care Equipment & Supplies—0.7%
ABIOMED, Inc.[1]	15	6,136
Align Technology, Inc.[1]	20	6,843

6        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

	Shares	Value
Health Care Equipment & Supplies (Continued)
Becton Dickinson & Co.	2,594	$621,419
Boston Scientific Corp.[1]	353	11,543
CryoPort, Inc.[1]	7,880	124,346
IDEXX Laboratories, Inc.[1]	36	7,846
Intuitive Surgical, Inc.[1]	1,399	669,393
		1,447,526

Health Care Providers & Services—1.6%
Aceto Corp.	2,110	7,069
Anthem, Inc.	4,230	1,006,867
Centene Corp.[1]	3,200	394,272
CVS Health Corp.	375	24,131
Laboratory Corp. of America Holdings[1]	5,988	1,075,026
LifePoint Health, Inc.[1]	299	14,591
UnitedHealth Group, Inc.	104	25,515
WellCare Health Plans, Inc.[1]	3,029	745,861
		3,293,332

Health Care Technology—0.0%
Teladoc, Inc.[1]	78	4,528
Life Sciences Tools & Services—0.4%
Agilent Technologies, Inc.	11,791	729,156
Illumina, Inc.[1]	29	8,099
		737,255

Pharmaceuticals—1.5%
AstraZeneca plc, Sponsored ADR	624	21,909
Bayer AG, Sponsored ADR	27,990	771,964
Johnson & Johnson	10,160	1,232,814
Merck & Co., Inc.	14,611	886,888
Nektar Therapeutics, Cl. A1	77	3,760
Novartis AG, Sponsored ADR	332	25,079
TherapeuticsMD, Inc.[1]	30,050	187,512
		3,129,926

Industrials—4.8%
Aerospace & Defense—1.1%
Boeing Co. (The)	2,675	897,489
Lockheed Martin Corp.	2,482	733,258
Spirit AeroSystems Holdings, Inc., Cl. A	6,677	573,621
		2,204,368

Air Freight & Couriers—0.3%
XPO Logistics, Inc.[1]	5,428	543,777
Airlines—0.2%
Spirit Airlines, Inc.[1]	12,853	467,206
Building Products—0.5%
A.O. Smith Corp.	105	6,211
Lennox International, Inc.	2,660	532,399
Masco Corp.	10,570	395,529
		934,139

Commercial Services & Supplies—0.8%
ACCO Brands Corp.	631	8,739
KAR Auction Services, Inc.	19,892	1,090,082
RR Donnelley & Sons Co.	1,701	9,798
Waste Connections, Inc.	7,476	562,793
		1,671,412

Construction & Engineering—0.2%
Dycom Industries, Inc.[1]	4,740	447,977
Industrial Conglomerates—0.0%
General Electric Co.	1,363	18,550
Machinery—0.6%
Illinois Tool Works, Inc.	4,188	580,206
Stanley Black & Decker, Inc.	4,176	554,615
Wabtec Corp.	56	5,520
		1,140,341

Professional Services—0.6%
ASGN, Inc.[1]	127	9,930

	Shares	Value
Professional Services (Continued)
Korn/Ferry International	18,020	$1,115,979
		1,125,909

Road & Rail—0.3%
Canadian Pacific Railway Ltd.	3,860	706,457
Trading Companies & Distributors—0.2%
Fastenal Co.	8,266	397,843
Information Technology—10.4%
Communications Equipment—0.4%
Palo Alto Networks, Inc.[1]	4,393	902,630
Internet Software & Services—2.5%
Alphabet, Inc., Cl. C1	1,270	1,416,876
eBay, Inc.[1]	27,313	990,369
Envestnet, Inc.[1]	96	5,275
Facebook, Inc., Cl. A1	8,433	1,638,701
Pandora Media, Inc.[1]	988	7,785
Q2 Holdings, Inc.[1]	8,100	462,105
Yelp, Inc., Cl. A1	13,622	533,710
		5,054,821

IT Services—2.0%
CACI International, Inc., Cl. A1	35	5,899
DXC Technology Co.	9,179	739,919
First Data Corp., Cl. A1	43,756	915,813
Mastercard, Inc., Cl. A	7,377	1,449,728
PayPal Holdings, Inc.[1]	176	14,656
Perspecta, Inc.	16,764	344,500
Teradata Corp.[1]	13,720	550,858
Total System Services, Inc.	105	8,875
		4,030,248

Semiconductors & Semiconductor Equipment—0.9%
Applied Materials, Inc.	16,699	771,327
Broadcom, Inc.	48	11,647
Microchip Technology, Inc.	10,225	929,964
Texas Instruments, Inc.	130	14,332
		1,727,270

Software—2.8%
Activision Blizzard, Inc.	13,740	1,048,637
Microsoft Corp.	24,728	2,438,428
MobileIron, Inc.[1]	2,738	12,184
Pegasystems, Inc.	14,647	802,656
PTC, Inc.[1]	190	17,824
Snap, Inc., Cl. A1	45,595	596,838
Zynga, Inc., Cl. A1	185,962	756,865
		5,673,432

Technology Hardware, Storage & Peripherals—1.8%
Apple, Inc.	16,227	3,003,780
Diebold Nixdorf, Inc.	1,365	16,312
Western Digital Corp.	8,877	687,168
		3,707,260

Materials—1.0%
Chemicals—0.2%
DowDuPont, Inc.	172	11,338
Valvoline, Inc.	18,870	407,026
		418,364

Construction Materials—0.0%
Vulcan Materials Co.	52	6,711
Containers & Packaging—0.4%
Sealed Air Corp.	17,620	747,969
Metals & Mining—0.4%
Compass Minerals International, Inc.	9,310	612,132
Franco-Nevada Corp.	125	9,128
Kaiser Aluminum Corp.	50	5,206
Osisko Gold Royalties Ltd.	33,653	318,701
		945,167

7        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Telecommunication Services—1.0%
Diversified Telecommunication Services—0.8%
AT&T, Inc.	740	$23,761
ORBCOMM, Inc.[1]	375	3,788
Verizon Communications, Inc.	23,060	1,160,149
Zayo Group Holdings, Inc.[1]	10,890	397,267
		1,584,965

Wireless Telecommunication Services—0.2%
T-Mobile US, Inc.[1]	8,231	491,802
Utilities—1.3%
Electric Utilities—0.4%
Edison International	319	20,183
PG&E Corp.	20,363	866,649
PPL Corp.	573	16,359
Southern Co. (The)	356	16,487
		919,678

Gas Utilities—0.3%
Suburban Propane Partners LP2	22,881	537,475
Multi-Utilities—0.6%
Centrica plc, Sponsored ADR	2,694	22,697
Dominion Energy, Inc.	288	19,636
National Grid plc	46,590	515,447
National Grid plc, Sponsored ADR	385	21,502
SCANA Corp.	16,099	620,134
		1,199,416
Total Common Stocks (Cost $62,490,240)		72,627,468

	Principal
	Amount
Asset-Backed Securities—9.7%
American Credit Acceptance Receivables Trust:
Series 2015-3, Cl. B, 3.56%, 10/12/21[3]	$3,187	3,188
Series 2015-3, Cl. C, 4.84%, 10/12/21[3]	470,000	474,062
Series 2015-3, Cl. D, 5.86%, 7/12/22[3]	135,000	137,217
Series 2017-3, Cl. B, 2.25%, 1/11/21[3]	70,000	69,822
Series 2017-4, Cl. B, 2.61%, 5/10/21[3]	69,000	68,766
Series 2017-4, Cl. C, 2.94%, 1/10/24[3]	195,000	193,812
Series 2017-4, Cl. D, 3.57%, 1/10/24[3]	246,000	244,094
Series 2018-2, Cl. B, 3.46%, 8/10/22[3]	275,000	275,342
Series 2018-2, Cl. C, 3.70%, 7/10/24[3]	275,000	275,309
AmeriCredit Automobile Receivables Trust:
Series 2015-2, Cl. D, 3.00%, 6/8/21	245,000	244,912
Series 2017-2, Cl. D, 3.42%, 4/18/23	320,000	318,578
Series 2017-4, Cl. D, 3.08%, 12/18/23	145,000	142,621
Cabela’s Credit Card Master Note Trust:
Series 2015-1A, Cl. A2, 2.613% [LIBOR01M+54], 3/15/23[4]	465,000	467,629
Series 2015-2, Cl. A2, 2.743% [LIBOR01M+67], 7/17/23[4]	475,000	478,872
Series 2016-1, Cl. A1, 1.78%, 6/15/22	340,000	336,486
Series 2016-1, Cl. A2, 2.923% [LIBOR01M+85], 6/15/22[4]	255,000	256,392
Capital Auto Receivables Asset Trust,
Series 2017-1, Cl. D, 3.15%, 2/20/25[3]	40,000	39,712
Capital One Multi-Asset Execution
Trust, Series 2016-A3, Cl. A3, 1.34%, 4/15/22	560,000	552,791
CarFinance Capital Auto Trust, Series 2015-1A, Cl. A, 1.75%, 6/15/21[3]	14,161	14,139
CarMax Auto Owner Trust:
Series 2015-2, Cl. D, 3.04%, 11/15/21	115,000	114,746
Series 2015-3, Cl. D, 3.27%, 3/15/22	330,000	329,832
Series 2016-1, Cl. D, 3.11%, 8/15/22	220,000	219,241
Series 2016-3, Cl. D, 2.94%, 1/17/23	125,000	123,416
Series 2016-4, Cl. D, 2.91%, 4/17/23	275,000	270,469
Series 2017-1, Cl. D, 3.43%, 7/17/23	245,000	243,834
Series 2017-4, Cl. D, 3.30%, 5/15/24	110,000	108,518
Series 2018-1, Cl. D, 3.37%, 7/15/24	75,000	74,441

	Principal
	Amount	Value
Asset-Backed Securities (Continued)
CCG Receivables Trust:
Series 2017-1, Cl. B, 2.75%, 11/14/23[3]	$250,000	$245,426
Series 2018-1, Cl. B, 3.09%, 6/16/25[3]	90,000	89,137
Series 2018-1, Cl. C, 3.42%, 6/16/25[3]	25,000	24,717
CIG Auto Receivables Trust, Series 2017-1A, Cl. A, 2.71%, 5/15/23[3]	94,633	94,044
Citibank Credit Card Issuance Trust, Series 2014-A6, Cl. A6, 2.15%, 7/15/21	110,000	109,375
CNH Equipment Trust, Series 2017-C, Cl. B, 2.54%, 5/15/25	70,000	68,372
CPS Auto Receivables Trust:
Series 2017-C, Cl. A, 1.78%, 9/15/20[3]	41,916	41,775
Series 2017-C, Cl. B, 2.30%, 7/15/21[3]	105,000	104,159
Series 2017-D, Cl. B, 2.43%, 1/18/22[3]	180,000	178,143
Series 2018-A, Cl. B, 2.77%, 4/18/22[3]	145,000	143,886
Series 2018-B, Cl. B, 3.23%, 7/15/22[3]	155,000	154,734
CPS Auto Trust, Series 2017-A, Cl. B, 2.68%, 5/17/21[3]	35,000	34,908
Credit Acceptance Auto Loan Trust:
Series 2017-3A, Cl. C, 3.48%, 10/15/26[3]	220,000	217,133
Series 2018-1A, Cl. B, 3.60%, 4/15/27[3]	135,000	134,445
Series 2018-1A, Cl. C, 3.77%, 6/15/27[3]	190,000	188,429
Series 2018-2A, Cl. C, 4.16%, 9/15/27[3]	115,000	115,788
Dell Equipment Finance Trust:
Series 2017-2, Cl. B, 2.47%, 10/24/22[3]	75,000	73,968
Series 2018-1, Cl. B, 3.34%, 6/22/23[3]	90,000	89,987
Drive Auto Receivables Trust:
Series 2015-BA, Cl. D, 3.84%, 7/15/21[3]	20,000	20,119
Series 2015-CA, Cl. D, 4.20%, 9/15/21[3]	70,000	70,648
Series 2016-CA, Cl. C, 3.02%, 11/15/21[3]	150,000	150,141
Series 2016-CA, Cl. D, 4.18%, 3/15/24[3]	170,000	172,183
Series 2017-1, Cl. B, 2.36%, 3/15/21	165,000	164,820
Series 2017-3, Cl. C, 2.80%, 7/15/22	120,000	119,640
Series 2017-AA, Cl. C, 2.98%, 1/18/22[3]	195,000	195,057
Series 2017-BA, Cl. D, 3.72%, 10/17/22[3]	235,000	236,520
Series 2018-1, Cl. D, 3.81%, 5/15/24	160,000	159,848
Series 2018-2, Cl. D, 4.14%, 8/15/24	315,000	317,002
DT Auto Owner Trust:
Series 2016-4A, Cl. E, 6.49%, 9/15/23[3]	75,000	77,455
Series 2017-1A, Cl. C, 2.70%, 11/15/22[3]	95,000	94,691
Series 2017-1A, Cl. D, 3.55%, 11/15/22[3]	150,000	150,022
Series 2017-1A, Cl. E, 5.79%, 2/15/24[3]	160,000	162,958
Series 2017-2A, Cl. B, 2.44%, 2/15/21[3]	140,000	139,726
Series 2017-2A, Cl. D, 3.89%, 1/15/23[3]	180,000	179,836
Series 2017-3A, Cl. B, 2.40%, 5/17/21[3]	200,000	199,216
Series 2017-3A, Cl. E, 5.60%, 8/15/24[3]	155,000	156,939
Series 2017-4A, Cl. D, 3.47%, 7/17/23[3]	205,000	203,721
Series 2017-4A, Cl. E, 5.15%,
11/15/24[3]	150,000	149,396
Series 2018-1A, Cl. B, 3.04%, 1/18/22[3]	155,000	154,512
Series 2018-2A, Cl. B, 3.43%, 5/16/22[3]	80,000	80,035
Element Rail Leasing I LLC, Series
2014-1A, Cl. A1, 2.299%, 4/19/44[3]	162,467	161,506
Exeter Automobile Receivables Trust,
Series 2018-1A, Cl. B, 2.75%, 4/15/22[3]	155,000	153,740
Flagship Credit Auto Trust:
Series 2014-1, Cl. D, 4.83%, 6/15/20[3]	20,000	20,122
Series 2016-1, Cl. C, 6.22%, 6/15/22[3]	380,000	395,537
FRS I LLC, Series 2013-1A, Cl. A1,
1.80%, 4/15/43[3]	11,093	11,022
GLS Auto Receivables Trust, Series
2018-1A, Cl. A, 2.82%, 7/15/22[3]	329,922	328,105

8        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

	Principal
	Amount	Value
Asset-Backed Securities (Continued)
GM Financial Automobile Leasing Trust:
Series 2017-3, Cl. C, 2.73%, 9/20/21	$120,000	$118,662
Series 2018-2, Cl. C, 3.50%, 4/20/22	145,000	144,996
Navistar Financial Dealer Note Master Owner Trust II:
Series 2016-1, Cl. D, 5.391%
[LIBOR01M+330], 9/27/21[3,4]	80,000	80,442
Series 2017-1, Cl. C, 3.641%
[LIBOR01M+155], 6/27/22[3,4]	60,000	60,271
Series 2017-1, Cl. D, 4.391%
[LIBOR01M+230], 6/27/22[3,4]	75,000	75,082
Santander Drive Auto Receivables Trust:
Series 2016-2, Cl. D, 3.39%, 4/15/22	115,000	115,354
Series 2017-1, Cl. D, 3.17%, 4/17/23	175,000	173,966
Series 2017-1, Cl. E, 5.05%, 7/15/24[3]	410,000	417,206
Series 2017-3, Cl. D, 3.20%, 11/15/23	295,000	292,610
Series 2018-1, Cl. D, 3.32%, 3/15/24	110,000	108,302
Series 2018-2, Cl. D, 3.88%, 2/15/24	170,000	169,412
Series 2018-3, Cl. C, 3.51%, 8/15/23	440,000	440,480
Santander Retail Auto Lease Trust,
Series 2017-A, Cl. C, 2.96%, 11/21/22[3]	195,000	192,344
TCF Auto Receivables Owner Trust,
Series 2015-1A, Cl. D, 3.53%, 3/15/22[3]	190,000	189,001
United Auto Credit Securitization Trust,
Series 2018-1, Cl. C, 3.05%, 9/10/21[3]	240,000	239,144
Verizon Owner Trust, Series 2017-3A,
Cl. A1A, 2.06%, 4/20/22[3]	195,000	191,913
Veros Automobile Receivables Trust,
Series 2017-1, Cl. A, 2.84%, 4/17/23[3]	93,701	93,334
Westlake Automobile Receivables Trust:
Series 2016-1A, Cl. E, 6.52%, 6/15/22[3]	270,000	275,302
Series 2017-2A, Cl. E, 4.63%, 7/15/24[3]	320,000	321,198
Series 2018-1A, Cl. C, 2.92%, 5/15/23[3]	160,000	158,679
Series 2018-1A, Cl. D, 3.41%, 5/15/23[3]	315,000	313,267
World Financial Network Credit Card Master Trust:
Series 2012-D, Cl. A, 2.15%, 4/17/23	150,000	149,017
Series 2016-B, Cl. A, 1.44%, 6/15/22	380,000	379,476
Series 2016-C, Cl. A, 1.72%, 8/15/23	665,000	655,111
Series 2017-A, Cl. A, 2.12%, 3/15/24	430,000	422,765
Series 2017-B, Cl. A, 1.98%, 6/15/23	325,000	322,268
Series 2017-C, Cl. A, 2.31%, 8/15/24	430,000	422,053
Series 2018-A, Cl. A, 3.07%, 12/16/24	540,000	537,886
Total Asset-Backed Securities (Cost $19,761,781)		19,670,725

Mortgage-Backed Obligations—40.3%
Government Agency—29.4%
FHLMC/FNMA/FHLB/Sponsored—25.0%
Federal Home Loan Mortgage Corp. Gold Pool:
4.50%, 10/1/18	1,033	1,041
5.00%, 12/1/34	2,007	2,141
5.50%, 9/1/39	248,924	266,507
6.50%, 7/1/28-4/1/34	20,315	22,642
7.00%, 10/1/31-10/1/37	67,882	74,032
9.00%, 8/1/22-5/1/25	1,197	1,274
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 183,Cl. IO, 74.123%, 4/1/27[5]	48,160	9,505
Series 192,Cl. IO, 99.999%, 2/1/28[5]	13,839	2,859
Series 243,Cl. 6, 5.029%, 12/15/32[5]	37,564	6,310
Federal Home Loan Mortgage Corp.,
Mtg.-Linked Amortizing Global Debt
Securities, Series 2012-1, Cl. A10, 2.06%, 1/15/22	132,069	129,525
Federal Home Loan Mortgage Corp.,
Principal-Only Stripped Mtg.-Backed
Security, Series 176, Cl. PO, 4.198%, 6/1/26[6]	14,158	13,002

	Principal
	Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 2427,Cl. ZM, 6.50%, 3/15/32	$84,142	$92,719
Series 2461,Cl. PZ, 6.50%, 6/15/32	33,754	36,621
Series 2626,Cl. TB, 5.00%, 6/15/33	52,907	54,743
Series 2635,Cl. AG, 3.50%, 5/15/32	28,567	28,434
Series 2707,Cl. QE, 4.50%, 11/15/18	11,643	11,656
Series 2770,Cl. TW, 4.50%, 3/15/19	1,241	1,245
Series 3010,Cl. WB, 4.50%, 7/15/20	6,981	7,064
Series 3025,Cl. SJ, 17.148% [-3.667 x
LIBOR01M+2,475], 8/15/35[4]	12,108	16,251
Series 3030,Cl. FL, 2.473%
[LIBOR01M+40], 9/15/35[4]	65,123	65,430
Series 3741,Cl. PA, 2.15%, 2/15/35	24,539	24,512
Series 3815,Cl. BD, 3.00%, 10/15/20	421	421
Series 3822,Cl. JA, 5.00%, 6/15/40	24,136	24,781
Series 3840,Cl. CA, 2.00%, 9/15/18	210	210
Series 3848,Cl. WL, 4.00%, 4/15/40	62,088	62,728
Series 3857,Cl. GL, 3.00%, 5/15/40	4,111	4,137
Series 4057,Cl. QI, 4.903%, 6/15/27[5]	616,887	52,377
Series 4221,Cl. HJ, 1.50%, 7/15/23	406,187	396,575
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2130,Cl. SC, 60.311%, 3/15/29[5]	36,609	4,805
Series 2796,Cl. SD, 50.355%, 7/15/26[5]	63,379	7,622
Series 2920,Cl. S, 14.416%, 1/15/35[5]	350,509	48,320
Series 2922,Cl. SE, 17.785%, 2/15/35[5]	20,311	2,615
Series 2981,Cl. AS, 2.173%, 5/15/35[5]	176,932	18,866
Series 3397,Cl. GS, 0.00%, 12/15/37[5,7]	21,741	3,475
Series 3424,Cl. EI, 0.00%, 4/15/38[5,7]	8,464	753
Series 3450,Cl. BI, 10.046%, 5/15/38[5]	61,545	8,385
Series 3606,Cl. SN, 13.852%,
12/15/39[5]	31,855	3,972
Federal National Mortgage Assn.:
2.50%, 7/1/33[8]	2,120,000	2,060,481
3.00%, 7/1/33-8/1/48[8]	4,595,000	4,491,128
3.50%, 7/1/33-8/1/48[8]	14,610,000	14,564,073
4.00%, 8/1/48[8]	3,540,000	3,603,886
4.50%, 8/1/48[8]	12,770,000	13,274,066
5.00%, 8/1/48[8]	4,950,000	5,234,166
Federal National Mortgage Assn. Pool:
5.00%, 3/1/21	971	988
5.50%, 9/1/20	986	999
6.00%, 3/1/37	106,489	117,505
6.50%, 10/1/19	11	11
7.00%, 10/1/35	8,222	8,468
7.50%, 1/1/33	49,138	56,496
8.50%, 7/1/32	1,527	1,553
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 222,Cl. 2, 99.999%, 6/25/23[5]	88,568	10,417
Series 233,Cl. 2, 63.231%, 8/25/23[5]	56,484	7,791
Series 252,Cl. 2, 99.999%, 11/25/23[5]	75,950	10,275
Series 319,Cl. 2, 12.603%, 2/25/32[5]	21,147	4,742
Series 320,Cl. 2, 49.43%, 4/25/32[5]	7,873	1,919
Series 321,Cl. 2, 19.195%, 4/25/32[5]	77,114	18,255
Series 331,Cl. 9, 20.097%, 2/25/33[5]	91,077	18,219
Series 334,Cl. 17, 23.64%, 2/25/33[5]	49,462	12,023
Series 339,Cl. 12, 0.00%, 6/25/33[5,7]	66,709	17,040
Series 339,Cl. 7, 0.00%, 11/25/33[5,7]	189,064	41,720
Series 343,Cl. 13, 0.00%, 9/25/33[5,7]	71,921	15,027
Series 345,Cl. 9, 0.00%, 1/25/34[5,7]	64,235	14,726
Series 351,Cl. 10, 0.00%, 4/25/34[5,7]	8,397	2,045
Series 351,Cl. 8, 0.00%, 4/25/34[5,7]	29,961	5,893
Series 356,Cl. 10, 0.00%, 6/25/35[5,7]	20,787	4,516
Series 356,Cl. 12, 0.00%, 2/25/35[5,7]	11,119	2,427
Series 362,Cl. 13, 0.00%, 8/25/35[5,7]	80,782	19,724
Series 364,Cl. 16, 0.00%, 9/25/35[5,7]	57,486	14,026

9        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal
	Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1998-61,Cl. PL, 6.00%, 11/25/28	$33,716	$36,475
Series 2003-100,Cl. PA, 5.00%, 10/25/18	1,278	1,277
Series 2003-130,Cl. CS, 9.918% [-2 x LIBOR01M+1,410], 12/25/33[4]	3,420	3,524
Series 2003-84,Cl. GE, 4.50%, 9/25/18	189	189
Series 2004-25,Cl. PC, 5.50%, 1/25/34	21,624	21,769
Series 2005-104,Cl. MC, 5.50%, 12/25/25	131,030	138,232
Series 2005-31,Cl. PB, 5.50%, 4/25/35	250,000	268,672
Series 2005-73,Cl. DF, 2.341% [LIBOR01M+25], 8/25/35[4]	61,165	61,397
Series 2006-11,Cl. PS, 16.899% [-3.667 x LIBOR01M+2,456.67], 3/25/36[4]	49,569	71,443
Series 2006-46,Cl. SW, 16.532% [-3.667 x LIBOR01M+2,419.92], 6/25/36[4]	33,414	45,637
Series 2006-50,Cl. KS, 16.533% [-3.667 x LIBOR01M+2,420], 6/25/36[4]	6,760	9,540
Series 2008-75,Cl. DB, 4.50%, 9/25/23	2,582	2,585
Series 2009-113,Cl. DB, 3.00%, 12/25/20	15,028	15,027
Series 2009-36,Cl. FA, 3.031% [LIBOR01M+94], 6/25/37[4]	28,568	29,229
Series 2009-70,Cl. TL, 4.00%, 8/25/19	10,565	10,564
Series 2010-43,Cl. KG, 3.00%, 1/25/21	13,263	13,271
Series 2011-15,Cl. DA, 4.00%, 3/25/41	15,628	15,570
Series 2011-3,Cl. EL, 3.00%, 5/25/20	19,780	19,764
Series 2011-3,Cl. KA, 5.00%, 4/25/40	98,258	102,333
Series 2011-38,Cl. AH, 2.75%, 5/25/20	209	209
Series 2011-82,Cl. AD, 4.00%, 8/25/26	41,309	41,411
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2001-65,Cl. S, 6.545%, 11/25/31[5]	80,626	15,582
Series 2001-81,Cl. S, 9.969%, 1/25/32[5]	21,147	3,481
Series 2002-47,Cl. NS, 6.007%, 4/25/32[5]	58,577	9,798
Series 2002-51,Cl. S, 6.366%, 8/25/32[5]	53,788	8,579
Series 2002-52,Cl. SD, 34.227%, 9/25/32[5]	84,564	14,383
Series 2002-77,Cl. SH, 24.894%, 12/18/32[5]	31,474	4,959
Series 2002-84,Cl. SA, 3.833%, 12/25/32[5]	77,759	12,844
Series 2002-9,Cl. MS, 9.359%, 3/25/32[5]	22,152	3,994
Series 2003-33,Cl. SP, 7.758%, 5/25/33[5]	85,242	16,638
Series 2003-4,Cl. S, 0.632%, 2/25/33[5]	46,098	8,703
Series 2003-46,Cl. IH, 0.00%, 6/25/23[5,7]	134,449	12,480
Series 2004-54,Cl. DS, 49.673%, 11/25/30[5]	64,584	9,332
Series 2004-56,Cl. SE, 5.533%, 10/25/33[5]	16,375	2,736
Series 2005-12,Cl. SC, 23.542%, 3/25/35[5]	9,652	1,317
Series 2005-14,Cl. SE, 14.597%, 3/25/35[5]	32,161	3,524
Series 2005-40,Cl. SA, 22.262%, 5/25/35[5]	169,635	22,385
Series 2005-52,Cl. JH, 23.563%, 5/25/35[5]	427,228	51,177

	Principal
	Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security: (Continued)
Series 2005-93,Cl. SI, 0.872%, 10/25/35[5]	$39,195	$5,170
Series 2007-88,Cl. XI, 0.00%, 6/25/37[5,7]	82,680	12,314
Series 2008-55,Cl. SA, 0.00%, 7/25/38[5,7]	30,481	2,728
Series 2009-8,Cl. BS, 0.00%, 2/25/24[5,7]	408	20
Series 2011-96,Cl. SA, 7.845%, 10/25/41[5]	110,684	14,935
Series 2012-134,Cl. SA, 2.276%, 12/25/42[5]	403,993	67,526
Series 2012-40,Cl. PI, 6.447%, 4/25/41[5]	212,609	33,343
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Principal-Only Stripped Mtg.-Backed Security, Series 1993-184, Cl. M, 5.343%, 9/25/23[6]	32,385	29,998
Government National Mortgage Assn. II Pool, 3.50%, 7/1/48[8]	4,465,000	4,481,046
		50,899,270

GNMA/Guaranteed—4.4%
Government National Mortgage Assn. I Pool:
7.00%, 1/15/24	10,872	10,952
7.50%, 1/15/23-6/15/24	17,754	18,343
8.00%, 4/15/23	5,952	6,249
Government National Mortgage Assn. II
Pool, 4.00%, 7/1/48[8]	8,520,000	8,730,837
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 2002-15,Cl. SM, 89.791%, 2/16/32[5]	95,282	1,000
Series 2002-76,Cl. SY, 0.00%, 12/16/26[5,7]	166,819	16,782
Series 2007-17,Cl. AI, 40.736%, 4/16/37[5]	277,895	38,433
Series 2011-52,Cl. HS, 20.812%, 4/16/41[5]	133,660	15,165
		8,837,761

Non-Agency—10.9%
Commercial—5.2%
BCAP LLC Trust, Series 2011-R11,
Cl. 18A5, 3.41% [H15T1Y+210], 9/26/35[3,4]	53,940	54,178
Benchmark Mortgage Trust, Interest-
Only Commercial Mtg. Pass-Through
Certificates, Series 2018-B1, Cl. XA, 13.898%, 1/15/51[5]	2,196,520	87,324
CD Mortgage Trust, Interest-Only
Commercial Mtg. Pass-Through
Certificates, Series 2017-CD6, Cl. XA, 14.496%, 11/13/50[5]	885,778	55,465
Chase Mortgage Finance Trust, Series 2005-A2, Cl. 1A3, 3.602%, 1/25/36[9]	114,436	108,365
Citigroup Commercial Mortgage Trust:
Series 2012-GC8,Cl. AAB, 2.608%, 9/10/45	106,480	105,477
Series 2013-GC17,Cl. XA, 0.00%, 11/10/46[5,7]	616,969	20,356
Series 2014-GC21,Cl. AAB, 3.477%, 5/10/47	105,000	105,943
Citigroup Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass- Through Certificates, Series 2017-C4, Cl. XA, 13.828%, 10/12/50[5]	2,361,982	175,256

10        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

	Principal
	Amount	Value
Commercial (Continued)
COMM Mortgage Trust:
Series 2012-CR3,Cl. ASB, 2.372%, 10/15/45	$21,687	$21,406
Series 2012-LC4,Cl. A3, 3.069%, 12/10/44	41,152	41,165
Series 2013-CR13,Cl. ASB, 3.706%, 11/10/46	195,000	197,968
Series 2013-CR6,Cl. AM, 3.147%, 3/10/46[3]	255,000	250,098
Series 2014-CR17,Cl. ASB, 3.598%, 5/10/47	255,000	258,164
Series 2014-CR20,Cl. ASB, 3.305%, 11/10/47	70,000	70,161
Series 2014-CR21,Cl. AM, 3.987%, 12/10/47	865,000	867,476
Series 2014-LC15,Cl. AM, 4.198%, 4/10/47	140,000	142,848
Series 2014-UBS6,Cl. AM, 4.048%, 12/10/47	495,000	498,370
Series 2015-CR22,Cl. A2, 2.856%, 3/10/48	125,000	124,759
COMM Mortgage Trust, Interest-
Only Stripped Mtg.-Backed Security,
Series 2012-CR5, Cl. XA, 23.047%, 12/10/45[5]	326,148	18,448
CSMC Mortgage-Backed Trust, Series 2006-6, Cl. 1A4, 6.00%, 7/25/36	132,165	110,671
First Horizon Alternative Mortgage
Securities Trust, Series 2005-FA8,
Cl. 1A6, 2.741% [US0001M+65], 11/25/35[4]	80,053	62,259
FREMF Mortgage Trust:
Series 2010-K6,Cl. B, 5.542%, 12/25/46[3,9]	60,000	61,858
Series 2013-K25,Cl. C, 3.744%, 11/25/45[3,9]	60,000	58,222
Series 2013-K26,Cl. C, 3.721%, 12/25/45[3,9]	40,000	38,756
Series 2013-K27,Cl. C, 3.615%, 1/25/46[3,9]	110,000	106,007
Series 2013-K28,Cl. C, 3.61%, 6/25/46[3,9]	450,000	444,365
Series 2013-K713,Cl. C, 3.262%, 4/25/46[3,9]	145,000	144,321
Series 2014-K715,Cl. C, 4.265%, 2/25/46[3,9]	35,000	34,926
GS Mortgage Securities Corp. Trust,
Series 2012-SHOP, Cl. A, 2.933%, 6/5/31[3]	460,000	460,615
GS Mortgage Securities Trust:
Series 2012-GC6,Cl. A3, 3.482%, 1/10/45	54,793	55,289
Series 2013-GC12,Cl. AAB, 2.678%, 6/10/46	34,422	34,062
Series 2013-GC16,Cl. AS, 4.649%, 11/10/46	65,000	68,158
Series 2014-GC18,Cl. AAB, 3.648%, 1/10/47	90,000	91,124
GSMSC Pass-Through Trust, Series 2009-3R, Cl. 1A2, 6.00%, 4/25/37[3,9]	227,428	219,460
JP Morgan Chase Commercial Mortgage Securities Trust:
Series 2012-C6,Cl. ASB, 3.144%, 5/15/45	143,656	143,829
Series 2012-LC9,Cl. A4, 2.611%, 12/15/47	25,000	24,602
Series 2013-C10,Cl. AS, 3.372%, 12/15/47	325,000	320,858
Series 2013-C16,Cl. AS, 4.517%, 12/15/46	330,000	344,385

	Principal
	Amount	Value
Commercial (Continued)
JP Morgan Chase Commercial Mortgage Securities Trust: (Continued)
Series 2013-LC11,Cl. AS, 3.216%, 4/15/46	$78,000	$76,445
Series 2013-LC11,Cl. ASB, 2.554%, 4/15/46	51,606	50,949
Series 2014-C20,Cl. AS, 4.043%, 7/15/47	245,000	248,034
Series 2016-JP3,Cl. A2, 2.435%, 8/15/49	230,000	224,323
JP Morgan Mortgage Trust, Series 2007-A1, Cl. 5A1, 3.692%, 7/25/35[9]	93,531	96,236
JP Morgan Resecuritization Trust, Series 2009-5, Cl. 1A2, 4.278%, 7/26/36[3,9]	126,756	122,022
JPMBB Commercial Mortgage Securities Trust:
Series 2013-C17,Cl. ASB, 3.705%, 1/15/47	75,000	76,088
Series 2014-C18,Cl. A3, 3.578%, 2/15/47	115,000	115,234
Series 2014-C19,Cl. ASB, 3.584%, 4/15/47	45,000	45,481
Series 2014-C24,Cl. B, 4.116%, 11/15/47[9]	270,000	271,202
Series 2014-C25,Cl. AS, 4.065%, 11/15/47	105,000	106,270
Series 2014-C26,Cl. AS, 3.80%, 1/15/48	250,000	249,185
MASTR Adjustable Rate Mortgages
Trust, Series 2004-13, Cl. 2A2, 3.809%, 4/21/34[9]	32,135	32,987
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2013-C7,Cl. AAB, 2.469%, 2/15/46	101,572	100,191
Series 2013-C9,Cl. AS, 3.456%, 5/15/46	240,000	236,075
Series 2014-C19,Cl. AS, 3.832%, 12/15/47	720,000	716,982
Morgan Stanley Capital I Trust:
Series 2011-C1,5.033%, 9/15/47[3,9]	49,607	51,140
Series 2011-C2,Cl. A4, 4.661%, 6/15/44[3]	70,000	72,521
Morgan Stanley Capital I, Inc., Interest- Only Commercial Mtg. Pass-Through Certificates, Series 2017-HR2, Cl. XA, 12.66%, 12/15/50[5]	773,756	46,277
Morgan Stanley Re-Remic Trust, Series 2012-R3, Cl. 1B, 3.059%, 11/26/36[3,9]	243,550	219,419
Morgan Stanley Resecuritization Trust, Series 2013-R9, Cl. 3A, 3.475%, 6/26/46[3,9]	152,217	152,120
RBSSP Resecuritization Trust, Series 2010-1, Cl. 2A1, 3.644%, 7/26/45[3,9]	16,763	17,175
Structured Adjustable Rate Mortgage
Loan Trust, Series 2004-10, Cl. 2A, 3.731%, 8/25/34[9]	163,659	164,748
UBS Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2017-C5, Cl. XA, 13.993%, 11/15/50[5]	1,524,303	102,004
Wells Fargo Commercial Mortgage Trust, Series 2015-NXS1, Cl. ASB, 2.934%, 5/15/48	355,000	350,492
Wells Fargo Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2017- C42, Cl. XA, 12.341%, 12/15/50[5]	1,077,921	73,330
WF-RBS Commercial Mortgage Trust: Series 2013-C14,Cl. AS, 3.488%, 6/15/46	155,000	153,318

11        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Commercial (Continued)
WF-RBS Commercial Mortgage Trust: (Continued)
Series 2014-C20,Cl. AS, 4.176%, 5/15/47	$150,000	$151,305
Series 2014-C22,Cl. A3, 3.528%, 9/15/57	45,000	45,197
Series 2014-LC14,Cl. AS, 4.351%, 3/15/47[9]	165,000	169,425
WF-RBS Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass- Through Certificates, Series 2011-C3, Cl. XA, 30.59%, 3/15/44[3,5]	2,121,503	65,131
		10,628,300

Multi-Family—0.2%
Connecticut Avenue Securities:
Series 2014-C02,Cl. 1M1, 3.041% [US0001M+95], 5/25/24[4]	117,668	118,011
Series 2017-C04,Cl. 2M1, 2.941% [US0001M+85], 11/25/29[4]	295,243	296,170
		414,181

Residential—5.5%
Alternative Loan Trust, Series 2005-29CB, Cl. A4, 5.00%, 7/25/35	216,890	190,348
Banc of America Funding Trust:
Series 2007-1,Cl. 1A3, 6.00%, 1/25/37	45,176	42,460
Series 2007-C,Cl. 1A4, 3.742%, 5/20/36[9]	18,471	17,878
Series 2014-R7,Cl. 3A1, 3.822%, 3/26/36[3,9]	91,653	92,333
Banc of America Mortgage Trust, Series 2004-E, Cl. 2A6, 4.393%, 6/25/34[9]	51,947	51,925
Bear Stearns ARM Trust:
Series 2005-9,Cl. A1, 3.52% [H15T1Y+230], 10/25/35[4]	421,955	427,770
Series 2006-1,Cl. A1, 3.67% [H15T1Y+225], 2/25/36[4]	153,272	154,589
CHL Mortgage Pass-Through Trust:
Series 2005-26,Cl. 1A8, 5.50%, 11/25/35	62,565	56,818
Series 2006-6,Cl. A3, 6.00%, 4/25/36	39,234	33,676
Citigroup Mortgage Loan Trust, Inc., Series 2006-AR1, Cl. 1A1, 4.28% [H15T1Y+240], 10/25/35[4]	388,918	393,793
Connecticut Avenue Securities:
Series 2014-C03,Cl. 1M2, 5.091% [US0001M+300], 7/25/24[4]	334,639	358,815
Series 2016-C03,Cl. 1M1, 4.091% [US0001M+200], 10/25/28[4]	82,053	83,183
Series 2016-C07,Cl. 2M1, 3.391% [US0001M+130], 5/25/29[4]	159,451	160,060
Series 2017-C02,Cl. 2M1, 3.241% [US0001M+115], 9/25/29[4]	442,537	445,079
Series 2017-C03,Cl. 1M1, 3.041% [US0001M+95], 10/25/29[4]	348,100	350,122
Series 2017-C06,Cl. 1M1, 2.841% [US0001M+75], 2/25/30[4]	147,572	147,814
Series 2017-C07,Cl. 1M1, 2.741% [US0001M+65], 5/25/30[4]	220,267	220,311
Series 2017-C07,Cl. 1M2, 4.491% [US0001M+240], 5/25/30[4]	225,000	229,891
Series 2017-C07,Cl. 2M1, 2.741% [US0001M+65], 5/25/30[4]	228,242	228,345
Series 2018-C01,Cl. 1M1, 2.691% [US0001M+60], 7/25/30[4]	266,266	265,969
Series 2018-C02,Cl. 2M1, 2.741% [US0001M+65], 8/25/30[4]	118,302	118,352
Series 2018-C03,Cl. 1M1, 2.771% [US0001M+68], 10/25/30[4]	271,202	271,174

	Principal Amount	Value
Residential (Continued)
Connecticut Avenue Securities: (Continued)
Series 2018-C04,Cl. 2M1, 2.852% [US0001M+75], 12/25/30[4,8]	$300,000	$300,772
GSR Mortgage Loan Trust, Series 2005- AR4, Cl. 6A1, 4.349%, 7/25/35[9]	21,764	21,978
HomeBanc Mortgage Trust, Series 2005-3, Cl. A2, 2.401% [US0001M+31], 7/25/35[4]	25,137	25,115
RALI Trust, Series 2006-QS13, Cl. 1A8, 6.00%, 9/25/36	8,259	7,394
STACR Trust, Series 2018-DNA2, Cl. M1, 2.857% [US0001M+80], 12/25/30[3,4]	445,000	445,103
Structured Agency Credit Risk Debt Nts.:
Series 2013-DN2,Cl. M2, 6.341% [US0001M+425], 11/25/23[4]	225,643	250,897
Series 2014-DN1,Cl. M2, 4.291% [US0001M+220], 2/25/24[4]	48,404	49,783
Series 2014-DN1,Cl. M3, 6.591% [US0001M+450], 2/25/24[4]	160,000	184,649
Series 2014-DN2,Cl. M3, 5.691% [US0001M+360], 4/25/24[4]	185,000	205,355
Series 2014-HQ2,Cl. M3, 5.841% [US0001M+375], 9/25/24[4]	335,000	382,589
Series 2015-HQA2,Cl. M2, 4.891% [US0001M+280], 5/25/28[4]	5,423	5,576
Series 2016-DNA1,Cl. M2, 4.991% [US0001M+290], 7/25/28[4]	43,136	44,257
Series 2016-DNA4,Cl. M1, 2.891% [US0001M+80], 3/25/29[4]	54,095	54,145
Series 2016-DNA4,Cl. M3, 5.891% [US0001M+380], 3/25/29[4]	355,000	395,538
Series 2016-HQA3,Cl. M1, 2.891% [US0001M+80], 3/25/29[4]	257,452	257,792
Series 2016-HQA3,Cl. M3, 5.941% [US0001M+385], 3/25/29[4]	120,000	133,993
Series 2016-HQA4,Cl. M1, 2.891% [US0001M+80], 4/25/29[4]	164,209	164,381
Series 2016-HQA4,Cl. M3, 5.991% [US0001M+390], 4/25/29[4]	350,000	391,391
Series 2017-HQA1,Cl. M1, 3.291% [US0001M+120], 8/25/29[4]	527,994	531,643
Series 2017-HQA2,Cl. M1, 2.891% [US0001M+80], 12/25/29[4]	201,783	202,191
Series 2017-HQA3,Cl. M1, 2.641% [US0001M+55], 4/25/30[4]	526,267	525,934
Series 2018-DNA1,Cl. M1, 2.541% [US0001M+45], 7/25/30[4]	624,577	622,129
Series 2018-DNA1,Cl. M2, 3.891% [US0001M+180], 7/25/30[4]	460,000	452,917
WaMu Mortgage Pass-Through Certificates Trust:
Series 2003-AR10,Cl. A7, 3.459%, 10/25/339	83,933	85,302
Series 2005-AR14,Cl. 1A4, 3.413%, 12/25/35[9]	87,406	88,333
Series 2005-AR16,Cl. 1A1, 3.398%, 12/25/35[9]	79,505	79,970
Wells Fargo Mortgage-Backed Securities Trust:
Series 2005-AR1,Cl. 1A1, 3.839%, 2/25/35[9]	14,448	14,822
Series 2005-AR15,Cl. 1A2, 3.552%, 9/25/35[9]	97,197	94,734
Series 2005-AR15,Cl. 1A6, 3.552%, 9/25/35[9]	186,273	180,256
Series 2005-AR4,Cl. 2A2, 3.97%, 4/25/35[9]	189,734	191,454
Series 2006-AR10,Cl. 1A1, 4.12%, 7/25/36[9]	39,164	38,432

12        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

	Principal Amount	Value
Residential (Continued)
Wells Fargo Mortgage-Backed Securities Trust: (Continued)
Series 2006-AR10,Cl. 5A5, 4.278%, 7/25/36[9]	$143,420	$145,749
Series 2006-AR2,Cl. 2A3, 3.822%, 3/25/36[9]	18,091	18,332
Series 2006-AR7,Cl. 2A4, 4.323%, 5/25/36[9]	110,332	113,108
Series 2006-AR8,Cl. 2A1, 3.933%, 4/25/36[9]	102,530	104,410
Series 2006-AR8,Cl. 2A4, 3.933%, 4/25/36[9]	61,187	62,309
Series 2007-16,Cl. 1A1, 6.00%, 12/28/37	29,041	29,507
		11,242,945
Total Mortgage-Backed Obligations (Cost $82,259,489)		82,022,457

U.S. Government Obligation—0.3%
United States Treasury Nts., 1.50%, 5/31/19[10,11] (Cost $552,675)	552,000	547,828

Non-Convertible Corporate Bonds and Notes—32.3%
Consumer Discretionary—5.1%
Automobiles—1.5%
Daimler Finance North America LLC:
2.20% Sr. Unsec. Nts., 5/5/20[3]	304,000	298,225
3.75% Sr. Unsec. Nts., 2/22/28[3]	280,000	271,770
Ford Motor Credit Co. LLC:
2.425% Sr. Unsec. Nts., 6/12/20	236,000	231,508
3.664% Sr. Unsec. Nts., 9/8/24	232,000	222,244
General Motors Co., 6.25% Sr. Unsec. Nts., 10/2/43	82,000	85,194
General Motors Financial Co., Inc., 3.15% Sr. Unsec. Nts., 6/30/22	321,000	312,260
Harley-Davidson Financial Services, Inc., 2.40% Sr. Unsec. Nts., 6/15/20[3]	337,000	330,617
Harley-Davidson, Inc., 4.625% Sr. Unsec. Nts., 7/28/45	93,000	90,505
Hyundai Capital America:
1.75% Sr. Unsec. Nts., 9/27/19[3]	260,000	255,074
4.125% Sr. Unsec. Nts., 6/8/23[3]	336,000	334,522
Nissan Motor Acceptance Corp., 2.15% Sr. Unsec. Nts., 9/28/20[3]	225,000	219,272
Volkswagen Group of America Finance LLC, 2.45% Sr. Unsec. Nts., 11/20/19[3]	351,000	347,222
		2,998,413

Diversified Consumer Services—0.2%
Service Corp. International, 4.625% Sr. Unsec. Nts., 12/15/27	362,000	342,850

Hotels, Restaurants & Leisure—0.2%
Aramark Services, Inc., 5.00% Sr. Unsec. Nts., 4/1/25[3]	179,000	178,552
Royal Caribbean Cruises Ltd., 2.65% Sr. Unsec. Nts., 11/28/20	305,000	299,960
		478,512

Household Durables—0.7%
DR Horton, Inc., 2.55% Sr. Unsec. Nts., 12/1/20	334,000	327,523
Lennar Corp., 4.75% Sr. Unsec. Nts., 5/30/25	343,000	333,139
Newell Brands, Inc., 5.00% Sr. Unsec. Nts., 11/15/23	194,000	198,382
PulteGroup, Inc., 5.00% Sr. Unsec. Nts., 1/15/27	258,000	246,067
Toll Brothers Finance Corp.:
4.375% Sr. Unsec. Nts., 4/15/23	298,000	293,158

	Principal Amount	Value
Household Durables (Continued)
Toll Brothers Finance Corp.: (Continued) 4.875% Sr. Unsec. Nts., 3/15/27	$45,000	$42,188
		1,440,457

Internet & Catalog Retail—0.3%
Amazon.com, Inc., 4.95% Sr. Unsec. Nts., 12/5/44	119,000	132,451
QVC, Inc., 4.45% Sr. Sec. Nts., 2/15/25	595,000	575,702
		708,153

Media—1.0%
21st Century Fox America, Inc., 4.75% Sr. Unsec. Nts., 11/15/46	125,000	129,491
Charter Communications Operating LLC/Charter Communications Operating Capital, 5.375% Sr. Sec. Nts., 5/1/47	148,000	134,769
Comcast Cable Communications Holdings, Inc., 9.455% Sr. Unsec. Nts., 11/15/22	318,000	390,363
Interpublic Group of Cos., Inc. (The), 4.20% Sr. Unsec. Nts., 4/15/24	330,000	332,243
Sky plc, 3.75% Sr. Unsec. Nts., 9/16/24[3]	161,000	160,222
Time Warner Cable LLC, 4.50% Sr. Unsec. Unsub. Nts., 9/15/42	185,000	152,415
Viacom, Inc., 4.375% Sr. Unsec. Nts., 3/15/43	105,000	87,472
Virgin Media Secured Finance plc, 5.25% Sr. Sec. Nts., 1/15/26[3]	337,000	312,989
WPP Finance 2010, 3.75% Sr. Unsec. Nts., 9/19/24	371,000	358,724
		2,058,688

Multiline Retail—0.2%
Dollar Tree, Inc., 4.00% Sr. Unsec. Nts., 5/15/25	338,000	330,757

Specialty Retail—0.7%
AutoZone, Inc., 1.625% Sr. Unsec. Nts., 4/21/19	68,000	67,505
Best Buy Co., Inc., 5.50% Sr. Unsec. Nts., 3/15/21	324,000	339,816
L Brands, Inc., 5.625% Sr. Unsec. Nts., 2/15/22	333,000	339,660
Ross Stores, Inc., 3.375% Sr. Unsec. Nts., 9/15/24	344,000	339,781
Sally Holdings LLC/Sally Capital, Inc., 5.625% Sr. Unsec. Nts., 12/1/25	134,000	124,285
Signet UK Finance plc, 4.70% Sr. Unsec. Nts., 6/15/24	356,000	334,808
		1,545,855

Textiles, Apparel & Luxury Goods—0.3%
Hanesbrands, Inc., 4.875% Sr. Unsec. Nts., 5/15/26[3]	336,000	325,920
Levi Strauss & Co., 5.00% Sr. Unsec. Nts., 5/1/25	252,000	252,000
		577,920

Consumer Staples—2.9%
Beverages—0.9%
Anheuser-Busch InBev Finance, Inc.:
3.65% Sr. Unsec. Nts., 2/1/26	57,000	55,874
4.90% Sr. Unsec. Nts., 2/1/46	127,000	131,069
Anheuser-Busch InBev Worldwide, Inc., 8.20% Sr. Unsec. Unsub. Nts., 1/15/39	197,000	282,287
Bacardi Ltd., 4.70% Sr. Unsec. Nts., 5/15/28[3]	171,000	168,447
Maple Escrow Subsidiary, Inc.:
4.057% Sr. Unsec. Nts., 5/25/23[3]	345,000	346,664
4.597% Sr. Unsec. Nts., 5/25/28[3]	172,000	172,904
Molson Coors Brewing Co.:
1.45% Sr. Unsec. Nts., 7/15/19	114,000	112,227

13        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Beverages (Continued)
Molson Coors Brewing Co.: (Continued)
2.10% Sr. Unsec. Nts., 7/15/21	$299,000	$286,905
4.20% Sr. Unsec. Nts., 7/15/46	50,000	45,030
Pernod Ricard SA, 4.25% Sr. Unsec.
Nts., 7/15/22[3]	325,000	332,205
		1,933,612

Food & Staples Retailing—0.3%
Alimentation Couche-Tard, Inc., 2.35% Sr. Unsec. Nts., 12/13/19[3]	364,000	359,664
Kroger Co. (The):
2.00% Sr. Unsec. Nts., 1/15/19	9,000	8,958
4.45% Sr. Unsec. Nts., 2/1/47	93,000	84,845
6.90% Sr. Unsec. Nts., 4/15/38	86,000	104,260
		557,727

Food Products—1.0%
Bunge Ltd. Finance Corp.:
3.25% Sr. Unsec. Nts., 8/15/26	232,000	212,048
8.50% Sr. Unsec. Nts., 6/15/19	320,000	336,205
Campbell Soup Co., 3.30% Sr. Unsec. Nts., 3/15/21	338,000	336,795
General Mills, Inc., 4.70% Sr. Unsec. Nts., 4/17/48	109,000	104,563
Kraft Heinz Foods Co., 3.95% Sr. Unsec. Nts., 7/15/25	188,000	182,958
Lamb Weston Holdings, Inc., 4.875% Sr. Unsec. Nts., 11/1/26[3]	334,000	325,650
Smithfield Foods, Inc.: 2.70% Sr. Unsec. Nts., 1/31/20[3]	148,000	145,927
3.35% Sr. Unsec. Nts., 2/1/22[3]	183,000	176,812
Tyson Foods, Inc., 3.55% Sr. Unsec. Nts., 6/2/27	182,000	172,442
		1,993,400

Tobacco—0.7%
Altria Group, Inc., 4.00% Sr. Unsec. Nts., 1/31/24	238,000	241,069
BAT Capital Corp.:
2.297% Sr. Unsec. Nts., 8/14/20[3]	351,000	343,591
3.557% Sr. Unsec. Nts., 8/15/27[3]	177,000	164,933
Imperial Tobacco Finance plc, 2.95% Sr. Unsec. Nts., 7/21/20[3]	350,000	346,549
Philip Morris International, Inc., 2.50% Sr. Unsec. Nts., 11/2/22	313,000	300,373
		1,396,515

Energy—2.4%
Energy Equipment & Services—0.3%
Halliburton Co., 5.00% Sr. Unsec. Nts., 11/15/45	75,000	80,147
Helmerich & Payne International Drilling Co., 4.65% Sr. Unsec. Nts., 3/15/25	201,000	207,765
Schlumberger Holdings Corp., 4.00% Sr. Unsec. Nts., 12/21/25[3]	196,000	195,596
		483,508

Oil, Gas & Consumable Fuels—2.1%
Anadarko Petroleum Corp.:
4.50% Sr. Unsec. Nts., 7/15/44	72,000	67,247
6.20% Sr. Unsec. Nts., 3/15/40	56,000	63,249
Andeavor, 5.125% Sr. Unsec. Nts., 12/15/26	299,000	313,190
Andeavor Logistics LP/Tesoro Logistics Finance Corp.:
4.25% Sr. Unsec. Nts., 12/1/27	177,000	170,612
5.25% Sr. Unsec. Nts., 1/15/25	120,000	123,136
Apache Corp., 4.75% Sr. Unsec. Nts., 4/15/43	101,000	96,171
Buckeye Partners LP, 3.95% Sr. Unsec. Nts., 12/1/26	89,000	80,864

	Principal Amount	Value
Oil, Gas & Consumable Fuels (Continued)
Columbia Pipeline Group, Inc.:
3.30% Sr. Unsec. Nts., 6/1/20	$324,000	$322,795
4.50% Sr. Unsec. Nts., 6/1/25	168,000	168,386
ConocoPhillips Co.:
4.95% Sr. Unsec. Nts., 3/15/26	37,000	39,928
5.95% Sr. Unsec. Nts., 3/15/46	75,000	93,594
Devon Energy Corp., 4.75% Sr. Unsec. Nts., 5/15/42	79,000	77,340
Energy Transfer Partners LP, 5.30% Sr. Unsec. Nts., 4/15/47	100,000	91,740
Enterprise Products Operating LLC:
4.85% Sr. Unsec. Nts., 8/15/42	80,000	80,089
4.90% Sr. Unsec. Nts., 5/15/46	32,000	32,158
EQT Corp., 2.50% Sr. Unsec. Nts., 10/1/20	353,000	345,079
Kinder Morgan, Inc.:
5.20% Sr. Unsec. Nts., 3/1/48	86,000	83,391
5.55% Sr. Unsec. Nts., 6/1/45	147,000	148,930
Noble Energy, Inc., 5.05% Sr. Unsec. Nts., 11/15/44	93,000	93,208
ONEOK Partners LP, 8.625% Sr. Unsec. Nts., 3/1/19	203,000	210,147
Pioneer Natural Resources Co., 3.45% Sr. Unsec. Nts., 1/15/21	347,000	347,917
Sabine Pass Liquefaction LLC:
4.20% Sr. Sec. Nts., 3/15/28	180,000	173,370
5.625% Sr. Sec. Nts., 2/1/21	260,000	272,058
Shell International Finance BV, 4.00% Sr. Unsec. Nts., 5/10/46	115,000	111,558
Sunoco Logistics Partners Operations LP, 4.00% Sr. Unsec. Nts., 10/1/27	198,000	185,309
TransCanada PipeLines Ltd., 7.625% Sr. Unsec. Nts., 1/15/39	76,000	99,898
Williams Cos., Inc. (The), 3.70% Sr. Unsec. Unsub. Nts., 1/15/23	334,000	324,815
Williams Partners LP, 3.75% Sr. Unsec. Nts., 6/15/27	140,000	132,389
		4,348,568

Financials—9.0%
Capital Markets—1.8%
Apollo Management Holdings LP, 4.00% Sr. Unsec. Nts., 5/30/24[3]	195,000	193,861
Blackstone Holdings Finance Co. LLC, 3.15% Sr. Unsec. Nts., 10/2/27[3]	127,000	119,268
Brookfield Asset Management, Inc., 4.00% Sr. Unsec. Nts., 1/15/25	269,000	266,231
Credit Suisse AG (New York), 3.625% Sr. Unsec. Nts., 9/9/24	197,000	194,271
Credit Suisse Group Funding Guernsey Ltd., 4.55% Sr. Unsec. Nts., 4/17/26	154,000	154,188
E*TRADE Financial Corp., 5.875% [US0003M+443.5] Jr. Sub. Perpetual Bonds[4,12]	327,000	333,540
Goldman Sachs Group, Inc. (The):
3.50% Sr. Unsec. Nts., 11/16/26	180,000	169,720
3.75% Sr. Unsec. Nts., 2/25/26	178,000	172,690
3.814% [US0003M+115.8] Sr. Unsec. Nts., 4/23/29[4]	286,000	272,027
4.017% [US0003M+137.3] Sr. Unsec. Nts., 10/31/38[4]	144,000	131,373
Morgan Stanley:
4.375% Sr. Unsec. Nts., 1/22/47	232,000	221,899
5.00% Sub. Nts., 11/24/25	276,000	286,461
MSCI, Inc., 4.75% Sr. Unsec. Nts., 8/1/26[3]	338,000	327,860
Northern Trust Corp., 3.375% [US0003M+113.1] Sub. Nts., 5/8/32[4]	125,000	117,515

14        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

	Principal Amount	Value
Capital Markets (Continued)
Raymond James Financial, Inc., 3.625% Sr. Unsec. Nts., 9/15/26	$ 165,000	$158,674
TD Ameritrade Holding Corp., 3.30% Sr. Unsec. Nts., 4/1/27	208,000	198,621
UBS Group Funding Switzerland AG:
4.125% Sr. Unsec. Nts., 4/15/26[3]	160,000	158,453
4.253% Sr. Unsec. Nts., 3/23/28[3]	147,000	146,161
		3,622,813

Commercial Banks—4.4%
ABN AMRO Bank NV, 4.40% [USSW5+219.7] Sub. Nts., 3/27/28[4]	329,000	323,142
Australia & New Zealand Banking Group Ltd. (New York), 2.625% Sr. Unsec. Nts., 5/19/22	273,000	263,969
Banco Santander SA, 4.379% Sr. Unsec. Nts., 4/12/28	200,000	191,524
Bank of America Corp.:
3.248% Sr. Unsec. Nts., 10/21/27	277,000	258,359
3.366% [US0003M+81] Sr. Unsec. Nts., 1/23/26[4]	286,000	275,355
3.824% [US0003M+157.5] Sr. Unsec. Nts., 1/20/28[4]	191,000	186,444
7.75% Jr. Sub. Nts., 5/14/38	239,000	324,592
Barclays plc, 4.375% Sr. Unsec. Nts., 1/12/26	338,000	329,113
BB&T Corp., 2.85% Sr. Unsec. Nts., 10/26/24	266,000	252,495
BNP Paribas SA, 4.625% Sub. Nts., 3/13/27[3]	198,000	194,617
BPCE SA, 4.50% Sub. Nts., 3/15/25[3]	199,000	194,224
Citigroup, Inc.:
4.075% [US0003M+119.2] Sr. Unsec. Nts., 4/23/29[4]	269,000	264,234
4.281% [US0003M+183.9] Sr. Unsec. Nts., 4/24/48[4]	356,000	337,768
Citizens Bank NA (Providence RI):
2.55% Sr. Unsec. Nts., 5/13/21	163,000	159,080
2.65% Sr. Unsec. Nts., 5/26/22	68,000	65,799
Commonwealth Bank of Australia, 3.15% Sr. Unsec. Nts., 9/19/27[3]	255,000	238,399
Compass Bank, 2.875% Sr. Unsec. Nts., 6/29/22	308,000	297,526
Credit Agricole SA, 4.375% Sub. Nts., 3/17/25[3]	333,000	322,630
Fifth Third Bank (Cincinnati OH), 3.85% Sub. Nts., 3/15/26	176,000	173,331
First Republic Bank, 4.375% Sub. Nts., 8/1/46	137,000	131,477
HSBC Holdings plc:
3.95% [US0003M+98.72] Sr. Unsec. Nts., 5/18/24[4]	109,000	108,769
4.041% [US0003M+154.6] Sr. Unsec. Nts., 3/13/28[4]	135,000	131,152
4.583% [US0003M+153.46] Sr. Unsec. Nts., 6/19/29[4]	183,000	184,983
Huntington Bancshares, Inc.:
3.15% Sr. Unsec. Nts., 3/14/21	162,000	161,185
4.00% Sr. Unsec. Nts., 5/15/25	334,000	335,412
Intesa Sanpaolo SpA, 3.875% Sr. Unsec. Nts., 7/14/27[3]	243,000	209,983
JPMorgan Chase & Co.:
3.54% [US0003M+138] Sr. Unsec. Nts., 5/1/28[4]	272,000	260,605
3.782% [US0003M+133.7] Sr. Unsec. Nts., 2/1/28[4]	498,000	485,543
Lloyds Banking Group plc, 6.657% [US0003M+127] Jr. Sub. Perpetual Bonds[4,12,13]	400,000	428,112

	Principal Amount	Value
Commercial Banks (Continued)
PNC Financial Services Group, Inc. (The), 3.15% Sr. Unsec. Nts., 5/19/27	$ 253,000	$240,679
Regions Bank (Birmingham AL), 2.75% Sr. Unsec. Nts., 4/1/21	238,000	234,500
Regions Financial Corp., 2.75% Sr. Unsec. Nts., 8/14/22	187,000	180,545
Royal Bank of Scotland Group plc, 3.498% [US0003M+148] Sr. Unsec. Nts., 5/15/23[4]	202,000	195,800
SunTrust Bank (Atlanta GA), 3.30% Sub. Nts., 5/15/26	118,000	111,497
Synovus Financial Corp., 3.125% Sr. Unsec. Nts., 11/1/22	194,000	185,512
US Bancorp:
3.10% Sub. Nts., 4/27/26	210,000	198,204
3.15% Sr. Unsec. Nts., 4/27/27	65,000	62,180
Wells Fargo & Co.:
3.584% [US0003M+131] Sr. Unsec. Nts., 5/22/28[4]	277,000	265,599
4.75% Sub. Nts., 12/7/46	172,000	166,691
		8,931,029

Consumer Finance—0.5%
American Express Co., 2.50% Sr. Unsec. Nts., 8/1/22	111,000	106,514
American Express Credit Corp., 3.30% Sr. Unsec. Nts., 5/3/27	209,000	201,550
Capital One Financial Corp., 3.75% Sr. Unsec. Nts., 3/9/27	111,000	105,268
Discover Financial Services:
3.75% Sr. Unsec. Nts., 3/4/25	143,000	136,702
4.10% Sr. Unsec. Nts., 2/9/27	133,000	127,753
Electricite de France SA, 6.50% Sr. Unsec. Nts., 1/26/19[3]	259,000	264,353
		942,140

Diversified Financial Services—0.4%
Berkshire Hathaway Energy Co.:
2.00% Sr. Unsec. Nts., 11/15/18	115,000	114,767
3.80% Sr. Unsec. Nts., 7/15/48	81,000	74,490
Peachtree Corners Funding Trust, 3.976% Sr. Unsec. Nts., 2/15/25[3]	126,000	122,735
Precision Castparts Corp., 2.50% Sr. Unsec. Nts., 1/15/23	212,000	204,399
Voya Financial, Inc., 5.65% [US0003M+358] Jr. Sub. Nts., 5/15/53[4]	325,000	327,437
		843,828

Insurance—1.0%
AXA Equitable Holdings, Inc., 4.35% Sr. Unsec. Nts., 4/20/28[3]	181,000	173,301
AXIS Specialty Finance plc, 5.15% Sr. Unsec. Nts., 4/1/45	179,000	176,101
Boardwalk Pipelines LP, 4.95% Sr. Unsec. Nts., 12/15/24	162,000	165,077
Brighthouse Financial, Inc., 3.70% Sr. Unsec. Nts., 6/22/27	68,000	60,629
CNA Financial Corp., 3.45% Sr. Unsec. Nts., 8/15/27	255,000	236,606
Hartford Financial Services Group, Inc. (The), 4.40% Sr. Unsec. Nts., 3/15/48	209,000	201,831
Lincoln National Corp., 3.80% Sr. Unsec. Nts., 3/1/28	207,000	198,109
Manulife Financial Corp., 4.061% [USISDA05+164.7] Sub. Nts., 2/24/32[4]	208,000	197,667
Marsh & McLennan Cos., Inc., 4.35% Sr. Unsec. Nts., 1/30/47	113,000	112,766
Nuveen Finance LLC, 4.125% Sr. Unsec. Nts., 11/1/24[3]	332,000	330,491

15        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Insurance (Continued)
Prudential Financial, Inc., 5.20% [US0003M+304] Jr. Sub. Nts., 3/15/44[4]	$256,000	$255,360
		2,107,938

Real Estate Investment Trusts (REITs)—0.9%
American Tower Corp.:
2.80% Sr. Unsec. Nts., 6/1/20	281,000	278,706
3.00% Sr. Unsec. Nts., 6/15/23	274,000	262,940
3.60% Sr. Unsec. Nts., 1/15/28	181,000	167,974
Crown Castle International Corp., 3.65% Sr. Unsec. Nts., 9/1/27	176,000	163,958
Digital Realty Trust LP:
3.40% Sr. Unsec. Nts., 10/1/20	30,000	30,035
5.875% Sr. Unsec. Nts., 2/1/20	125,000	129,363
HCP, Inc., 2.625% Sr. Unsec. Nts., 2/1/20	348,000	343,969
Lamar Media Corp., 5.75% Sr. Unsec. Nts., 2/1/26	325,000	331,906
VEREIT Operating Partnership LP, 3.00% Sr. Unsec. Nts., 2/6/19	134,000	133,956
		1,842,807

Health Care—2.8%
Biotechnology—0.6%
AbbVie, Inc.:
3.60% Sr. Unsec. Nts., 5/14/25	210,000	203,631
4.70% Sr. Unsec. Nts., 5/14/45	64,000	63,681
Amgen, Inc., 4.563% Sr. Unsec. Nts., 6/15/48	120,000	117,850
Biogen, Inc., 5.20% Sr. Unsec. Nts., 9/15/45	82,000	87,106
Celgene Corp.:
3.875% Sr. Unsec. Nts., 8/15/25	202,000	196,537
5.00% Sr. Unsec. Nts., 8/15/45	41,000	40,263
Gilead Sciences, Inc., 4.75% Sr. Unsec. Nts., 3/1/46	143,000	147,827
Shire Acquisitions Investments Ireland DAC, 1.90% Sr. Unsec. Nts., 9/23/19	376,000	370,362
		1,227,257

Health Care Equipment & Supplies—0.6%
Abbott Laboratories:
2.35% Sr. Unsec. Nts., 11/22/19	64,000	63,645
3.75% Sr. Unsec. Nts., 11/30/26	300,000	295,297
Becton Dickinson & Co.:
2.404% Sr. Unsec. Nts., 6/5/20	226,000	222,039
3.70% Sr. Unsec. Nts., 6/6/27	268,000	253,866
Edwards Lifesciences Corp., 4.30% Sr. Unsec. Nts., 6/15/28	171,000	170,997
Hologic, Inc., 4.375% Sr. Unsec. Nts., 10/15/25[3]	15,000	14,363
Medtronic, Inc., 4.625% Sr. Unsec. Nts., 3/15/45	145,000	153,942
		1,174,149

Health Care Providers & Services—0.8%
Cigna Corp., 5.125% Sr. Unsec. Nts., 6/15/20	303,000	312,768
CVS Health Corp.:
2.125% Sr. Unsec. Nts., 6/1/21	356,000	342,432
5.05% Sr. Unsec. Nts., 3/25/48	308,000	312,270
Fresenius Medical Care US Finance II, Inc., 5.875% Sr. Unsec. Nts., 1/31/22[3]	450,000	477,357
UnitedHealth Group, Inc., 2.75% Sr. Unsec. Nts., 2/15/23	275,000	266,300
		1,711,127

Life Sciences Tools & Services—0.4%
IQVIA, Inc., 5.00% Sr. Unsec. Nts., 10/15/26[3]	330,000	322,575

	Principal Amount	Value
Life Sciences Tools & Services (Continued)
Life Technologies Corp., 6.00% Sr. Unsec. Nts., 3/1/20	$259,000	$270,065
Thermo Fisher Scientific, Inc., 4.15% Sr. Unsec. Nts., 2/1/24	132,000	134,089
		726,729

Pharmaceuticals—0.4%
Allergan Funding SCS, 3.00% Sr. Unsec. Nts., 3/12/20	348,000	346,400
Bayer US Finance II LLC:
3.875% Sr. Unsec. Nts., 12/15/23[3]	335,000	335,297
4.375% Sr. Unsec. Nts., 12/15/28[3]	242,000	242,863
		924,560

Industrials—2.2%
Aerospace & Defense—0.5%
BAE Systems Holdings, Inc., 3.85% Sr. Unsec. Nts., 12/15/25[3]	270,000	267,229
Huntington Ingalls Industries, Inc., 3.483% Sr. Unsec. Nts., 12/1/27	190,000	179,037
L3 Technologies, Inc., 3.85% Sr. Unsec. Nts., 6/15/23	335,000	334,562
Northrop Grumman Corp., 4.75% Sr. Unsec. Nts., 6/1/43	190,000	198,356
		979,184

Air Freight & Couriers—0.1%
CH Robinson Worldwide, Inc., 4.20% Sr. Unsec. Nts., 4/15/28	169,000	166,278
FedEx Corp., 4.40% Sr. Unsec. Nts., 1/15/47	69,000	65,537
		231,815

Building Products—0.1%
Allegion US Holding Co., Inc., 3.55% Sec. Nts., 10/1/27	284,000	263,183

Electrical Equipment—0.2%
Sensata Technologies BV, 4.875% Sr. Unsec. Nts., 10/15/23[3]	345,000	348,019

Industrial Conglomerates—0.2%
GE Capital International Funding Co. Unlimited Co., 3.373% Sr. Unsec. Nts., 11/15/25	107,000	102,879
Roper Technologies, Inc., 3.00% Sr. Unsec. Nts., 12/15/20	288,000	286,195
		389,074

Machinery—0.5%
CNH Industrial NV, 3.85% Sr. Unsec. Nts., 11/15/27	189,000	176,323
Fortive Corp., 1.80% Sr. Unsec. Nts., 6/15/19	346,000	342,255
John Deere Capital Corp., 2.70% Sr. Unsec. Nts., 1/6/23	152,000	148,379
Nvent Finance Sarl, 4.55% Sr. Unsec. Nts., 4/15/28[3]	176,000	172,956
Wabtec Corp., 3.45% Sr. Unsec. Nts., 11/15/26	144,000	133,250
		973,163

Road & Rail—0.3%
Penske Truck Leasing Co. LP/PTL Finance Corp., 3.40% Sr. Unsec. Nts., 11/15/26[3]	284,000	265,208
Ryder System, Inc., 3.75% Sr. Unsec. Nts., 6/9/23	335,000	334,995
		600,203

Trading Companies & Distributors—0.3%
Air Lease Corp.:
3.25% Sr. Unsec. Nts., 3/1/25	108,000	100,078

16        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

	Principal Amount	Value
Trading Companies & Distributors (Continued)
Air Lease Corp.: (Continued) 3.625% Sr. Unsec. Nts., 4/1/27	$112,000	$102,838
GATX Corp., 3.50% Sr. Unsec. Nts., 3/15/28	285,000	263,697
United Rentals North America, Inc., 4.625% Sr. Unsec. Nts., 10/15/25	178,000	169,990
		636,603

Information Technology—2.2%
Communications Equipment—0.1%
Motorola Solutions, Inc., 4.60% Sr. Unsec. Nts., 2/23/28	256,000	255,004

Electronic Equipment, Instruments, & Components—0.3%
Arrow Electronics, Inc., 3.875% Sr. Unsec. Nts., 1/12/28	248,000	232,763
CDW LLC/CDW Finance Corp., 5.50% Sr. Unsec. Nts., 12/1/24	58,000	59,450
Tech Data Corp., 4.95% Sr. Unsec. Nts., 2/15/27	271,000	266,355
		558,568

Internet Software & Services—0.2%
VeriSign, Inc.:
4.75% Sr. Unsec. Nts., 7/15/27	189,000	181,147
5.25% Sr. Unsec. Nts., 4/1/25	105,000	106,806
		287,953

IT Services—0.3%
DXC Technology Co.:
2.875% Sr. Unsec. Nts., 3/27/20	261,000	259,230
4.75% Sr. Unsec. Nts., 4/15/27	254,000	256,980
Fidelity National Information Services, Inc., 4.25% Sr. Unsec. Nts., 5/15/28	171,000	171,730
		687,940

Semiconductors & Semiconductor Equipment—0.2%
Intel Corp., 3.734% Sr. Unsec. Nts., 12/8/47	99,000	93,431
Microchip Technology, Inc., 3.922% Sr. Sec. Nts., 6/1/21[3]	335,000	335,760
		429,191

Software—0.7%
Autodesk, Inc., 4.375% Sr. Unsec. Nts., 6/15/25	104,000	104,848
Dell International LLC/EMC Corp.:
4.42% Sr. Sec. Nts., 6/15/21[3]	283,000	287,208
6.02% Sr. Sec. Nts., 6/15/26[3]	213,000	224,266
Open Text Corp., 5.625% Sr. Unsec.
Nts., 1/15/23[3]	174,000	178,790
Oracle Corp.:
2.40% Sr. Unsec. Nts., 9/15/23	214,000	201,939
2.95% Sr. Unsec. Nts., 5/15/25	211,000	201,613
VMware, Inc.:
2.30% Sr. Unsec. Nts., 8/21/20	108,000	105,721
3.90% Sr. Unsec. Nts., 8/21/27	170,000	157,210
		1,461,595

Technology Hardware, Storage & Peripherals—0.4%
Apple, Inc., 4.375% Sr. Unsec. Nts., 5/13/45	207,000	214,510
Hewlett Packard Enterprise Co., 3.60% Sr. Unsec. Nts., 10/15/20	342,000	343,817
NetApp, Inc., 2.00% Sr. Unsec. Nts., 9/27/19	160,000	157,810
		716,137

Materials—1.9%
Chemicals—0.7%
LyondellBasell Industries NV, 5.00% Sr.
Unsec. Nts., 4/15/19	255,000	257,557

	Principal Amount	Value
Chemicals (Continued)
Nutrien Ltd.:
3.375% Sr. Unsec. Nts., 3/15/25	$104,000	$ 98,005
4.125% Sr. Unsec. Nts., 3/15/35	87,000	80,835
PolyOne Corp., 5.25% Sr. Unsec. Nts., 3/15/23	308,000	314,930
RPM International, Inc.: 3.45% Sr. Unsec. Unsub. Nts., 11/15/22	304,000	299,686
3.75% Sr. Unsec. Nts., 3/15/27	91,000	86,875
Yara International ASA, 4.75% Sr. Unsec. Nts., 6/1/28[3]	254,000	255,734
		1,393,622

Construction Materials—0.2%
James Hardie International Finance DAC, 4.75% Sr. Unsec. Nts., 1/15/25[3]	209,000	204,820
LafargeHolcim Finance US LLC, 3.50% Sr. Unsec. Nts., 9/22/26[3]	80,000	74,647
Martin Marietta Materials, Inc., 3.50% Sr. Unsec. Nts., 12/15/27	171,000	158,922
		438,389

Containers & Packaging—0.6%
International Paper Co.:
3.00% Sr. Unsec. Nts., 2/15/27	150,000	135,983
4.80% Sr. Unsec. Nts., 6/15/44	142,000	138,047
Packaging Corp. of America: 3.65% Sr. Unsec. Nts., 9/15/24	113,000	111,116
4.50% Sr. Unsec. Nts., 11/1/23	253,000	261,639
Silgan Holdings, Inc., 4.75% Sr. Unsec. Nts., 3/15/25	290,000	276,950
WestRock Co., 4.00% Sr. Unsec. Nts., 3/15/28[3]	163,000	160,913
		1,084,648

Metals & Mining—0.3%
Anglo American Capital plc: 3.625% Sr. Unsec. Nts., 9/11/24[3]	86,000	81,480
4.00% Sr. Unsec. Nts., 9/11/27[3]	140,000	130,490
ArcelorMittal, 6.125% Sr. Unsec. Nts., 6/1/25	305,000	330,163
Goldcorp, Inc., 5.45% Sr. Unsec. Nts., 6/9/44	96,000	101,799
		643,932

Paper & Forest Products—0.1%
Georgia-Pacific LLC, 3.734% Sr. Unsec. Nts., 7/15/23[3]	65,000	65,312
Louisiana-Pacific Corp., 4.875% Sr. Unsec. Nts., 9/15/24	199,000	196,015
		261,327

Telecommunication Services—1.7%
Diversified Telecommunication Services—1.4%
AT&T, Inc.: 4.30% Sr. Unsec. Nts., 2/15/30[3]	331,000	313,667
4.35% Sr. Unsec. Nts., 6/15/45	189,000	160,763
4.50% Sr. Unsec. Nts., 3/9/48	142,000	122,348
British Telecommunications plc, 9.125% Sr. Unsec. Nts., 12/15/30	284,000	406,576
Deutsche Telekom International Finance BV: 2.225% Sr. Unsec. Nts., 1/17/20[3]	355,000	350,086
4.375% Sr. Unsec. Nts., 6/21/28[3]	160,000	158,988
Telecom Italia SpA, 5.303% Sr. Unsec. Nts., 5/30/24[3]	322,000	318,780
Telefonica Emisiones SAU: 4.103% Sr. Unsec. Nts., 3/8/27	98,000	94,911
5.213% Sr. Unsec. Nts., 3/8/47	123,000	118,904
7.045% Sr. Unsec. Unsub. Nts., 6/20/36	125,000	150,580
T-Mobile USA, Inc., 6.50% Sr. Unsec. Nts., 1/15/26	317,000	327,207

17        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Diversified Telecommunication Services (Continued)
Verizon Communications, Inc.:
4.125% Sr. Unsec. Nts., 8/15/46	$140,000	$119,963
4.522% Sr. Unsec. Nts., 9/15/48	196,000	179,253
5.15% Sr. Unsec. Nts., 9/15/23	85,000	90,679
		2,912,705
Wireless Telecommunication Services—0.3%
Vodafone Group plc:
3.75% Sr. Unsec. Nts., 1/16/24	332,000	329,445
4.375% Sr. Unsec. Nts., 5/30/28	168,000	166,145
6.15% Sr. Unsec. Nts., 2/27/37	103,000	113,513
		609,103

Utilities—2.1%
Electric Utilities—1.5%
AEP Texas, Inc., 3.95% Sr. Unsec. Nts., 6/1/28[3]	172,000	171,738
Duke Energy Corp.:
3.15% Sr. Unsec. Nts., 8/15/27	176,000	163,618
3.75% Sr. Unsec. Nts., 9/1/46	162,000	143,997
Edison International, 2.95% Sr. Unsec. Nts., 3/15/23	207,000	199,010
EDP Finance BV, 3.625% Sr. Unsec. Nts., 7/15/24[3]	231,000	221,698
Emera US Finance LP, 2.15% Sr. Unsec. Nts., 6/15/19	284,000	281,103
Enel Finance International NV, 3.625% Sr. Unsec. Nts., 5/25/27[3]	178,000	163,061
Exelon Corp.:
2.45% Sr. Unsec. Nts., 4/15/21	165,000	160,450
4.45% Sr. Unsec. Nts., 4/15/46	87,000	84,787
FirstEnergy Corp., 3.90% Sr. Unsec. Nts., 7/15/27	184,000	178,768
Indiana Michigan Power Co., Series K, 4.55% Sr. Unsec. Nts., 3/15/46	88,000	91,461
ITC Holdings Corp., 5.30% Sr. Unsec. Nts., 7/1/43	81,000	90,884

	Principal Amount	Value
Electric Utilities (Continued)
Mid-Atlantic Interstate Transmission LLC, 4.10% Sr. Unsec. Nts., 5/15/28[3]	$171,000	$171,251
NextEra Energy Operating Partners LP, 4.25% Sr. Unsec. Nts., 9/15/24[3]	29,000	27,985
Pennsylvania Electric Co., 5.20% Sr. Unsec. Nts., 4/1/20	88,000	90,430
PPL WEM Ltd./Western Power Distribution Ltd., 5.375% Sr. Unsec. Unsub. Nts., 5/1/21[3]	317,000	329,926
Southern Co. Gas Capital Corp., 4.40% Sr. Unsec. Nts., 5/30/47	115,000	114,136
Southern Power Co., 1.95% Sr. Unsec. Nts., 12/15/19	324,000	318,610
Trans-Allegheny Interstate Line Co., 3.85% Sr. Unsec. Nts., 6/1/25[3]	187,000	186,616
		3,189,529

Multi-Utilities—0.6%
Black Hills Corp., 2.50% Sr. Unsec. Nts., 1/11/19	179,000	178,597
Dominion Energy, Inc.:
2.579% Jr. Sub. Nts., 7/1/20	285,000	280,886
4.90% Sr. Unsec. Nts., 8/1/41	123,000	127,620
Public Service Enterprise Group, Inc., 1.60% Sr. Unsec. Nts., 11/15/19	303,000	296,434
Virginia Electric & Power Co., 2.95% Sr. Unsec. Nts., 1/15/22	309,000	305,812
		1,189,349
Total Non-Convertible Corporate Bonds and Notes (Cost $67,134,792)		65,789,548

	Shares
Investment Company—2.6%
Oppenheimer Institutional Government Money Market Fund, Cl. E, 1.85%[14,15] (Cost $5,367,607)	5,367,607	5,367,607
Total Investments, at Value (Cost $237,566,584)	120.9%	246,025,633
Net Other Assets (Liabilities)	(20.9)	(42,572,664)

Net Assets	100.0%	$203,452,969

Footnotes to Statement of Investments

1. Non-income producing security.

2. Security is a Master Limited Partnership.

3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $29,075,048 or 14.29% of the Fund’s net assets at period end.

4. Represents the current interest rate for a variable or increasing rate security, determined as [Referenced Rate + Basis-point spread].

5. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $1,443,568 or 0.71% of the Fund’s net assets at period end.

6. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $43,000 or 0.02% of the Fund’s net assets at period end.

7. Interest rate is less than 0.0005%.

8. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Notes.

9. This interest rate resets periodically. Interest rate shown reflects the rate in effect at period end. The rate on this variable rate security is not based on a published reference rate and spread but is determined by the issuer or agent based on current market conditions.

10. All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $140,927. See Note 5 of the accompanying Notes.

11. All or a portion of the security position has been pledged for collateral in association with forward roll transactions. See Note 4 of the accompanying Notes.

12. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

18        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

Footnotes to Statement of Investments (Continued)

13. Restricted security. The aggregate value of restricted securities at period end was $428,112, which represents 0.21% of the Fund’s net assets. See Note 4 of the accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation/ (Depreciation)
Lloyds Banking Group plc, 6.657% [US0003M+127] Jr.
Sub. Perpetual Bonds	6/20/14-6/24/14	$448,440	$428,112	$(20,328)

14. Rate shown is the 7-day yield at period end.

15. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares	Gross	Gross	Shares
	December 31, 2017	Additions	Reductions	June 30, 2018
Oppenheimer Institutional Government Money Market Fund, Cl. E	5,367,607	—	—	5,367,607

	Value	Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)
Oppenheimer Institutional Government Money Market Fund, Cl. E	$5,367,607	$40,314	$—	$—

Futures Contracts as of June 30, 2018
Description	Buy/Sell	Expiration Date	Number of Contracts	Notional Amount (000’s)	Value	Unrealized Appreciation/ (Depreciation)
United States Treasury Long Bonds	Sell	9/19/18	8	USD 1,157	$1,160,000	$ (2,705)
United States Treasury Nts., 10 yr.	Sell	9/19/18	128	USD 15,343	15,384,000	(41,195)
United States Treasury Nts., 2 yr.	Sell	9/28/18	370	USD 78,393	78,376,406	16,649
United States Treasury Nts., 5 yr.	Sell	9/28/18	27	USD 3,064	3,067,664	(3,219)
United States Ultra Bonds	Buy	9/19/18	58	USD 9,099	9,254,625	155,941

						$ 125,471

Glossary:
Definitions
H15T1Y	US Treasury Yield Curve Rate T Note Constant Maturity 1 Year
ICE LIBOR	Intercontinental Exchange London Interbank Offered Rate
LIBOR01M	ICE LIBOR USD 1 Month
US0001M	ICE LIBOR USD 1 Month
US0003M	ICE LIBOR USD 3 Month
USISDA05	USD ICE Swap Rate 11:00am NY 5 Year
USSW5	USD Swap Semi 30/360 5 Year

See accompanying Notes to Financial Statements.

19        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

STATEMENT OF ASSETS AND LIABILITIES June 30, 2018 Unaudited

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $232,198,977)	$240,658,026
Affiliated companies (cost $5,367,607)	5,367,607
246,025,633
Cash	11,567,725
Cash used for collateral on futures	277,000
Receivables and other assets:
Investments sold (including $45,501,057 sold on a when-issued or delayed delivery basis)	47,478,941
Interest, dividends and principal paydowns	869,088
Variation margin receivable	12,534
Shares of beneficial interest sold	1,534
Other	59,325
Total assets	306,291,780
Liabilities
Payables and other liabilities:
Investments purchased (including $102,034,198 purchased on a when-issued or delayed delivery basis)	102,692,042
Trustees’ compensation	50,617
Shares of beneficial interest redeemed	48,468
Distribution and service plan fees	10,042
Variation margin payable	4,002
Other	33,640
Total liabilities	102,838,811
Net Assets	$203,452,969

Composition of Net Assets
Par value of shares of beneficial interest	$13,517
Additional paid-in capital	191,106,193
Accumulated net investment income	1,890,463
Accumulated net realized gain on investments and foreign currency transactions	1,858,746
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	8,584,050

Net Assets	$203,452,969

Net Asset Value Per Share
Non-Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $155,347,048 and 10,291,939 shares of beneficial interest outstanding)	$15.09

Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $48,105,921 and 3,225,377 shares of beneficial interest outstanding)	$14.91

See accompanying Notes to Financial Statements.

20        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

STATEMENT OF OPERATIONS For the Six Months Ended June 30, 2018 Unaudited

Investment Income
Interest (net of foreign withholding taxes of $1,538)	$2,138,420
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $28,293)	549,125
Affiliated companies	40,314
Total investment income	2,727,859

Expenses
Management fees	777,787
Distribution and service plan fees—service shares	61,975
Transfer and shareholder servicing agent fees:
Non-Service shares	94,925
Service shares	29,748
Shareholder communications:
Non-Service shares	16,176
Service shares	5,069
Custodian fees and expenses	22,721
Trustees’ compensation	6,186
Borrowing fees	3,964
Other	38,990
Total expenses	1,057,541
Less reduction to custodian expenses	(1,414)
Less waivers and reimbursements of expenses	(293,260)
Net expenses	762,867
Net Investment Income	1,964,992
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions in unaffiliated companies	2,281,757
Futures contracts	(190,545)
Foreign currency transactions	(1,015)
Swap contracts	(3,222)
Swaption contracts written	9,030
Net realized gain	2,096,005
Net change in unrealized appreciation/depreciation on:
Investment transactions in unaffiliated companies	(6,162,996)
Translation of assets and liabilities denominated in foreign currencies	1,105
Futures contracts	(4,618)
Net change in unrealized appreciation/depreciation	(6,166,509)
Net Decrease in Net Assets Resulting from Operations	$(2,105,512)

See accompanying Notes to Financial Statements.

21        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Operations
Net investment income	$1,964,992	$3,732,264
Net realized gain	2,096,005	11,757,536
Net change in unrealized appreciation/depreciation	(6,166,509)	4,018,070

Net increase (decrease) in net assets resulting from operations	(2,105,512)	19,507,870

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Non-Service shares	(3,064,463)	(3,346,883)
Service shares	(836,784)	(889,490)

	(3,901,247)	(4,236,373)

Distributions from net realized gain:
Non-Service shares	(3,623,657)	—
Service shares	(1,149,810)	—

	(4,773,467)	—

Beneficial Interest Transactions
Net decrease in net assets resulting from beneficial interest transactions:
Non-Service shares	(2,426,158)	(18,304,514)
Service shares	(988,646)	(3,634,518)

	(3,414,804)	(21,939,032)

Net Assets
Total decrease	(14,195,030)	(6,667,535)
Beginning of period	217,647,999	224,315,534

End of period (including accumulated net investment income of $ 1,890,463 and $ 3,826,718, respectively)	$203,452,969	$217,647,999

See accompanying Notes to Financial Statements.

22        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

FINANCIAL HIGHLIGHTS

Non-Service Shares	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Per Share Operating Data
Net asset value, beginning of period	$15.92	$14.86	$14.46	$14.67	$13.84	$12.52
Income (loss) from investment operations:
Net investment income[1]	0.15	0.27	0.26	0.31	0.29	0.25
Net realized and unrealized gain (loss)	(0.30)	1.09	0.49	(0.18)	0.83	1.38

Total from investment operations	(0.15)	1.36	0.75	0.13	1.12	1.63
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.31)	(0.30)	(0.35)	(0.34)	(0.29)	(0.31)
Distributions from net realized gain	(0.37)	0.00	0.00	0.00	0.00	0.00

Total dividends and/or distributions to shareholders	(0.68)	(0.30)	(0.35)	(0.34)	(0.29)	(0.31)
Net asset value, end of period	$15.09	$15.92	$14.86	$14.46	$14.67	$13.84

Total Return, at Net Asset Value[2]	(0.99)%	9.25%	5.26%	0.83%	8.20%	13.17%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$155,347	$166,015	$172,573	$182,406	$203,684	$213,697
Average net assets (in thousands)	$159,459	$170,438	$177,368	$194,208	$208,556	$218,090
Ratios to average net assets:[3]
Net investment income	1.95%	1.74%	1.78%	2.09%	2.03%	1.87%
Expenses excluding specific expenses listed below	0.95%	0.94%	0.94%	0.91%	0.90%	0.89%
Interest and fees from borrowings	0.00%[4]	0.00%[4]	0.00%[4]	0.00%[4]	0.00%	0.00%

Total expenses[5]	0.95%	0.94%	0.94%	0.91%	0.90%	0.89%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.67%	0.67%	0.67%	0.67%	0.67%	0.66%
Portfolio turnover rate[6]	32%	76%	68%	68%	98%	187%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Less than 0.005%.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended June 30, 2018	0.95%
Year Ended December 31, 2017	0.94%
Year Ended December 31, 2016	0.94%
Year Ended December 31, 2015	0.91%
Year Ended December 31, 2014	0.90%
Year Ended December 31, 2013	0.90%

6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Six Months Ended June 30, 2018	$400,190,001	$398,399,976
Year Ended December 31, 2017	$729,295,309	$711,803,922
Year Ended December 31, 2016	$737,550,642	$742,753,245
Year Ended December 31, 2015	$829,988,104	$849,696,153
Year Ended December 31, 2014	$697,503,637	$678,765,376
Year Ended December 31, 2013	$794,398,216	$800,879,825

See accompanying Notes to Financial Statements.

23        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

FINANCIAL HIGHLIGHTS Continued

Service Shares	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Per Share Operating Data
Net asset value, beginning of period	$15.71	$14.67	$14.28	$14.49	$13.66	$12.37
Income (loss) from investment operations:
Net investment income[1]	0.13	0.23	0.22	0.27	0.25	0.21
Net realized and unrealized gain (loss)	(0.29)	1.07	0.48	(0.18)	0.84	1.36

Total from investment operations	(0.16)	1.30	0.70	0.09	1.09	1.57
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.27)	(0.26)	(0.31)	(0.30)	(0.26)	(0.28)
Distributions from net realized gain	(0.37)	0.00	0.00	0.00	0.00	0.00

Total dividends and/or distributions to shareholders	(0.64)	(0.26)	(0.31)	(0.30)	(0.26)	(0.28)
Net asset value, end of period	$14.91	$15.71	$14.67	$14.28	$14.49	$13.66

Total Return, at Net Asset Value[2]	(1.09)%	8.95%	4.96%	0.57%	8.02%	12.83%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$48,106	$51,633	$51,743	$52,226	$63,880	$69,601
Average net assets (in thousands)	$49,967	$51,345	$53,914	$59,085	$65,450	$72,332
Ratios to average net assets:[3]
Net investment income	1.70%	1.49%	1.53%	1.84%	1.78%	1.62%
Expenses excluding specific expenses listed below	1.20%	1.19%	1.19%	1.16%	1.15%	1.15%
Interest and fees from borrowings	0.00%[4]	0.00%[4]	0.00%[4]	0.00%[4]	0.00%	0.00%

Total expenses[5]	1.20%	1.19%	1.19%	1.16%	1.15%	1.15%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.92%	0.92%	0.92%	0.92%	0.92%	0.92%
Portfolio turnover rate[6]	32%	76%	68%	68%	98%	187%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Less than 0.005%.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended June 30, 2018	1.20%
Year Ended December 31, 2017	1.19%
Year Ended December 31, 2016	1.19%
Year Ended December 31, 2015	1.16%
Year Ended December 31, 2014	1.15%
Year Ended December 31, 2013	1.16%

6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Six Months Ended June 30, 2018	$400,190,001	$398,399,976
Year Ended December 31, 2017	$729,295,309	$711,803,922
Year Ended December 31, 2016	$737,550,642	$742,753,245
Year Ended December 31, 2015	$829,988,104	$849,696,153
Year Ended December 31, 2014	$697,503,637	$678,765,376
Year Ended December 31, 2013	$794,398,216	$800,879,825

See accompanying Notes to Financial Statements.

24        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

NOTES TO FINANCIAL STATEMENTS June 30, 2018 Unaudited

1. Organization

Oppenheimer Conservative Balanced Fund/VA (the “Fund”), a separate series of Oppenheimer Variable Account Funds, is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at market close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the values are presented at the foreign exchange rates at market close, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments shown in the Statement of Operations.

For securities, which are subject to foreign withholding tax upon disposition, realized and unrealized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as determined necessary by the Manager.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, and capital gains taxes on foreign investments, if any, have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations. Interest income, if any, is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Return of Capital Estimates. Distributions received from the Fund’s investments in Master Limited Partnerships (MLPs) and Real Estate Investments Trusts (REITs), generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates. Such estimates are based on historical information available from each MLP, REIT and other industry sources. These estimates may subsequently be revised based on information received from MLPs and REITs after their tax reporting periods are concluded.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 2.00%. The “Reduction to custodian

25        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended December 31, 2017, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

During the fiscal year ended December 31, 2017, the Fund utilized $5,261,675 of capital loss carryforwards to offset capital gains realized in that fiscal year. Capital losses will be carried forward to future years if not offset by gains.

At period end, it is estimated that the capital loss carryforwards would be zero. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the reporting period, it is estimated that the Fund will not utilize any capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$237,663,165
Federal tax cost of other investments	(88,858,916)

Total federal tax cost	$148,804,249

Gross unrealized appreciation	$14,665,353
Gross unrealized depreciation	(6,177,884)

Net unrealized appreciation	$8,487,469

Certain foreign countries impose a tax on capital gains which is accrued by the Fund based on unrealized appreciation, if any, on affected securities. The tax is paid when the gain is realized.

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern Time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

26    OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

3. Securities Valuation (Continued)

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, short-term notes, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, sometimes at lower prices than institutional round lot trades. Standard inputs generally considered by third-party pricing vendors include reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, as well as other appropriate factors.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$6,281,061	$—	$—	$6,281,061
Consumer Staples	1,784,897	547,967	—	2,332,864
Energy	4,062,956	—	—	4,062,956
Financials	11,876,873	—	—	11,876,873
Health Care	10,468,527	—	—	10,468,527
Industrials	9,657,979	—	—	9,657,979
Information Technology	21,095,661	—	—	21,095,661
Materials	2,118,211	—	—	2,118,211
Telecommunication Services	2,076,767	—	—	2,076,767

27    OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Common Stocks (Continued)
Utilities	$2,141,122	$515,447	$—	$2,656,569
Asset-Backed Securities	—	19,670,725	—	19,670,725
Mortgage-Backed Obligations	—	82,022,457	—	82,022,457
U.S. Government Obligation	—	547,828	—	547,828
Non-Convertible Corporate Bonds and Notes	—	65,789,548	—	65,789,548
Investment Company	5,367,607	—	—	5,367,607

Total Investments, at Value	76,931,661	169,093,972	—	246,025,633
Other Financial Instruments:
Futures contracts	172,590	—	—	172,590

Total Assets	$77,104,251	$169,093,972	$—	$246,198,223

Liabilities Table
Other Financial Instruments:
Futures contracts	$(47,119)	$—	$—	$(47,119)

Total Liabilities	$(47,119)	$—	$—	$(47,119)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 2 and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers into Level 2*	Transfers out of Level 3*
Assets Table
Investments, at Value:
Mortgage-Backed
Obligations	$128,201	$(128,201)

Total Assets	$128,201	$(128,201)

* Transferred from Level 3 to Level 2 due to the presence of a readily available unadjusted quoted market price.

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Master Limited Partnerships (“MLPs”). MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

28    OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

4. Investments and Risks (Continued)

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$102,034,198
Sold securities	45,501,057

The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.

Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.

At period end, the Fund pledged $32,751 of collateral to the counterparty for forward roll transactions.

Restricted Securities. At period end, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Shareholder Concentration. At period end, one shareholder owned 20% or more of the Fund’s total outstanding shares.

The shareholder is a related party of the Fund. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds, and directors or employees. The related party owned 30% of the Fund’s total outstanding shares at period end.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

29    OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

5. Market Risk Factors (Continued)

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.

The Fund may purchase and/or sell financial futures contracts and options on futures contracts to gain exposure to, or decrease exposure to interest rate risk, equity risk, foreign exchange rate risk, volatility risk, or commodity risk.

During the reporting period, the Fund had an ending monthly average market value of $9,962,583 and $50,073,599 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates,

30        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

6. Use of Derivatives (Continued)

the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a contract that enables an investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset. Upon exercise of the contract the difference between such value and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations.

The Fund may purchase or sell credit protection through credit default swaps to increase or decrease exposure to the credit risk of individual issuers and/or indexes of issuers that are either unavailable or considered to be less attractive in the bond market.

For the reporting period, the Fund had ending monthly average notional amounts of $89,286 on credit default swaps to sell protection.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

At period end, the Fund had no credit default swap agreements outstanding.

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

Purchased swaptions are reported as a component of investments in the Statement of Investments and the Statement of Assets and Liabilities. Written swaptions are reported on a schedule following the Statement of Investments and their value is reported as a separate asset or liability line item in the Statement of Assets and Liabilities. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Statement of Operations. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Statement of Operations for the amount of the premium paid or received.

The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk prior to exercise as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

The Fund may purchase swaptions which give it the option to buy or sell credit protection through credit default swaps in order to decrease or increase exposure to the credit risk of individual issuers and/ or indexes of issuers. A swaption selling protection becomes more valuable as the likelihood of a credit event on the reference asset decreases. A swaption buying protection becomes more valuable as the likelihood of a credit event on the reference asset increases.

At period end, the Fund had no purchased swaption contracts outstanding.

The Fund may write swaptions which give it the obligation, if exercised by the purchaser, to sell or buy credit protection through credit default swaps in order to increase or decrease exposure to the credit risk of individual issuers and/or indexes of issuers. A written swaption selling protection becomes

31    OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

more valuable as the likelihood of a credit event on the reference asset decreases. A written swaption buying protection becomes more valuable as the likelihood of a credit event on the reference asset increases.

During the reporting period, the Fund had an ending monthly average market value of $2,203 and $990 on purchased and written swaptions, respectively.

At period end, the Fund had no written swaption contracts outstanding.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The following table presents the valuations of derivative instruments by risk exposure as reported within the Statement of Assets and Liabilities at period end:

32    OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

6. Use of Derivatives (Continued)

	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value

Interest rate contracts Variation margin receivable		$12,534*	Variation margin payable	$ 4,002*

*	Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Statement of Assets and Liabilities upon receipt or payment.

The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives

Derivatives Not Accounted for as Hedging Instruments	Investment transactions in unaffiliated companies*	Swaption contracts written	Futures contracts	Swap contracts	Total

Credit contracts	$(19,040)	$9,030	$—	$(3,222)	$(13,232)
Interest rate contracts	—	—	(190,545)	—	(190,545)

Total	$(19,040)	$9,030	$(190,545)	$(3,222)	$(203,777)

*	Includes purchased option contracts and purchased swaption contracts, if any.

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives

Derivatives Not Accounted for as Hedging Instruments	Futures contracts

Interest rate contracts	$(4,618)

7. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended June 30, 2018		Year Ended December 31, 2017
	Shares	Amount	Shares	Amount
Non-Service Shares
Sold	74,317	$1,170,560	167,674	$2,587,806
Dividends and/or distributions reinvested	439,719	6,688,120	217,048	3,346,883
Redeemed	(652,716)	(10,284,838)	(1,568,489)	(24,239,203)
Net decrease	(138,680)	$(2,426,158)	(1,183,767)	$(18,304,514)

Service Shares
Sold	91,016	$1,418,281	258,277	$3,974,804
Dividends and/or distributions reinvested	132,175	1,986,594	58,365	889,490
Redeemed	(284,214)	(4,393,521)	(557,584)	(8,498,812)
Net decrease	(61,023)	$(988,646)	(240,942)	$(3,634,518)

8. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IGMMF, for the reporting period were as follows:

	Purchases	Sales
Investment securities	$61,282,089	$68,213,152
U.S. government and government agency obligations	—	130,820
To Be Announced (TBA) mortgage-related securities	400,190,001	398,399,976

9. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

33    OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

9. Fees and Other Transactions with Affiliates (Continued)

Fee Schedule
Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Over $800 million	0.60

The Fund’s effective management fee for the reporting period was 0.75% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act for Service shares to pay OppenheimerFunds Distributor, Inc. (the “Distributor”), for distribution related services, personal service and account maintenance for the Fund’s Service shares. Under the Plan, payments are made periodically at an annual rate of 0.25% of the daily net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsors of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. These fees are paid out of the Fund’s assets on an on-going basis and increase operating expenses of the Service shares, which results in lower performance compared to the Fund’s shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to limit the Fund’s expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding any applicable dividend expense, taxes, interest and fees from borrowing, any subsidiary expenses, Acquired Fund Fees and Expenses, brokerage commissions, unusual and infrequent expenses and certain other Fund expenses; so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 0.67% for Non-Service shares and 0.92% for Service shares as calculated on the daily net assets of the Fund.

During the reporting period, the waived fees and/or reimbursed the Fund as follows:

Non-Service shares	$221,272
Service shares	69,325

This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IGMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $2,663 for IGMMF management fees. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

34    OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

10. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.875 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Effective July 17, 2108, the Facility was increased to $1.95 billion. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period.

35    OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES; UPDATES TO STATEMENT OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

36        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

DISTRIBUTION SOURCES Unaudited

For any distribution that took place over the last six months of the Fund’s reporting period, the table below details on a per-share basis the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. Other capital sources represent a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” You should not draw any conclusions about the Fund’s investment performance from the amounts of these distributions. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. If the Fund (or an underlying fund in which the Fund invests) invests in real estate investment trusts (REITs) and/or master limited partnerships (MLPs), the percentages attributed to each category are estimated using historical information because the character of the amounts received from the REITs and/or MLPs in which the Fund (or underlying fund) invests is unknown until after the end of the calendar year. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive communication in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, and scroll down to the ‘Dividends’ table under ‘Analytics’. The Fund’s latest distribution information will be followed by the sources of any distribution, updated daily.

Fund Name	Pay Date	Net Income	Net Profit from Sale	Other Capital Sources
Oppenheimer Conservative Balanced Fund/VA	6/19/18	45.0%	55.0%	0.0%

37    OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

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38    OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

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39     OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

OPPENHEIMER CONSERVATIVE BALANCED FUND/VA A Series of Oppenheimer Variable Account Funds
Trustees and Officers	Robert J. Malone, Chairman of the Board of Trustees and Trustee
Andrew J. Donohue, Trustee
Richard F. Grabish, Trustee
Beverly L. Hamilton, Trustee
Victoria J. Herget, Trustee
Karen L. Stuckey, Trustee
James D. Vaughn, Trustee
Arthur P. Steinmetz, Trustee, President and Principal Executive Officer
Magnus Krantz, Vice President
Krishna Memani, Vice President
Cynthia Lo Bessette, Secretary and Chief Legal Officer
Jennifer Foxson, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer
Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and	OFI Global Asset Management, Inc.
Shareholder
Servicing Agent

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent	KPMG LLP
Registered
Public
Accounting
Firm

Legal Counsel	Ropes & Gray LLP

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2018 OppenheimerFunds, Inc. All rights reserved. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

OppenheimerFunds® The Right Way to Invest

June 30, 2018
Oppenheimer
Capital Appreciation Fund/VA	Semiannual Report
A Series of Oppenheimer Variable Account Funds
SEMIANNUAL REPORT
Listing of Top Holdings
Fund Performance Discussion
Financial Statements

PORTFOLIO MANAGER: Paul Larson

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 6/30/18

	Inception Date	6-Months	1-Year	5-Year	10-Year
Non-Service Shares	4/3/85	4.69%	15.24%	13.12%	7.92%
Service Shares	9/18/01	4.56	14.94	12.83	7.65
S&P 500 Index		2.65	14.37	13.42	10.17
Russell 1000 Growth Index		7.25	22.51	16.36	11.83

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account. Returns for periods of less than one year are cumulative and not annualized. See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

The Fund’s performance is compared to the performance of the S&P 500 Index and the Russell 1000 Growth Index. The S&P 500 Index is a broad-based measure of domestic stock performance. The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The indices are unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

TOP HOLDINGS AND ALLOCATIONS

TOP TEN COMMON STOCK HOLDINGS

Facebook, Inc., Cl. A	6.3%
Microsoft Corp.	6.2
Apple, Inc.	6.0
Amazon.com, Inc.	5.5
Alphabet, Inc., Cl. C	5.0
Mastercard, Inc., Cl. A	4.8
Lowe’s Cos., Inc.	2.7
UnitedHealth Group, Inc.	2.6
salesforce.com, Inc.	2.4
Charles Schwab Corp. (The)	1.8

Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2018, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

SECTOR ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2018, and are based on the total market value of common stocks. For more current Fund holdings, please visit oppenheimerfunds.com.

2        OPPENHEIMER CAPITAL APPRECIATION FUND/VA

Fund Performance Discussion

During the reporting period, the Fund’s Non-Service shares generated a total return of 4.69%. In comparison, the Fund underperformed the Russell 1000 Growth Index, which returned 7.25% for the same period. The Fund’s underperformance was largely due to less favorable stock selection in the Consumer Discretionary, Information Technology and Health Care sectors. The Fund outperformed the Russell 1000 Growth Index within the Telecommunication Services, Real Estate, and Industrials sectors due to underweight positions in each of them. The Fund did not have any investments in the Telecommunication Services and Real Estate sectors at period end. The broader U.S. equity market, as measured by the S&P 500 Index, returned 2.65% this reporting period.

MARKET OVERVIEW

After starting the year with a continuation of the buoyant market environment seen for most of 2017, volatility finally returned to the U.S. equity market toward the end of January. The CBOE Volatility Index (VIX), after hitting all-time lows in 2017, spiked during the first quarter of 2018 before settling to a lower level at period end. Over the second quarter of 2018, the U.S. had good economic growth, low unemployment and low inflation, and the market showed resiliency despite increasing concerns related to tariffs and trade wars. Against this backdrop, U.S. equities generally produced positive returns for the overall six-month reporting period.

We continue to focus on the fundamentals of each business to drive our investment decisions versus getting caught up in the temporary emotions of the market, always with the long-term welfare of our shareholders in mind. Our philosophy is to seek companies with sustainable competitive advantages that have the potential to outperform in most market environments. We combine this with our valuation discipline to seek a margin of safety, with downside protection ever an important consideration.

TOP INDIVIDUAL CONTRIBUTORS

Top contributors to the Fund’s relative performance versus the Russell 1000 Growth Index this period included Mastercard, Westinghouse Air Brake Technologies (Wabtec), and Intuitive Surgical.

Mastercard’s performance was driven by strong core results reported over the second quarter of 2018, where revenues and earnings soundly beat expectations and organic revenue growth accelerated to over 20% year over year. While these results are unlikely sustainable, Mastercard has demonstrated an ability to grow at a faster pace than their largest competitor, Visa, driven by the strength of their services business, share gains in European processing and some market share gains internationally. Notably, during this reporting period, the company won Santander’s large UK debit business. More importantly, Mastercard continues to benefit from the long tail of revenue growth as the world transitions from cash and check to electronic forms of payment. The global ubiquity of acceptance at Visa and Mastercard make them both partners of choice for global card issuers.

Wabtec engages in the provision of equipment, systems, and value-added services for the rail industry. During the reporting period, it was announced that GE will merge its Transportation unit with Wabtec. Its shares rallied as a result. Not only will Wabtec be acquiring a business with essentially just one competitor in North America, but the deal will also allow the legacy Wabtec business to increase its content on GE locomotives.

Intuitive Surgical engages in the development, manufacture, and marketing of da Vinci Surgical Systems, currently the only at-scale platform for robot-assisted surgery. The platform allows for lower total costs (potential shorter hospital stays and fewer complications) as well as better patient experiences (smaller incisions versus traditional open methods). The company continues to post robust earnings results, boosted by strongly rising procedure growth on its platform.

TOP INDIVIDUAL DETRACTORS

Detractors from relative performance versus the Russell 1000 Growth Index this reporting period included Spirit Airlines, Spectrum Brands Holdings, and Celgene.

Rivalry within the domestic airline industry remains intense, with a combination of ongoing low fares and rising fuel prices stoking fears about current profitability. For Spirit Airlines, the long-term fundamental picture actually improved in the reporting period. After operational issues in mid-2017, the company signed a new five-year labor agreement with its pilots earlier this year. Despite the large bump in pay for the pilots, the company said it expects its relative cost advantage to expand further in the years ahead.

Spectrum Brands is in a state of flux. The bad news is the company experienced issues implementing a change to its distribution system, causing the company to lower full-year earnings guidance, leading to a ~25% drop in the stock over a two-day period in April. The stock has since recovered some of this ground,

3        OPPENHEIMER CAPITAL APPRECIATION FUND/VA

but it remains a major detractor. The good news is there are some positive changes happening at the company as well. Spectrum is in the process of merging with majority shareholder HRG Group, which will allow the company to greatly reduce its taxes for several years as well as eliminate a management distraction. Moreover, the sale of Spectrum’s battery business is on track, which will allow the company to reduce leverage as well as focus on the better businesses in its portfolio.

Celgene is a biotechnology company that experienced significant weakness in the fourth quarter of 2017 after lowering earnings guidance for the quarter and longer term through 2020. This was primarily due to lower expected revenues from Otezla, a drug treating certain types of arthritis, which accounts for ~10% of the company’s revenues. Secondarily, there was disappointment due to the withdrawal of a pipeline drug. These concerns are amplified in the context of the company’s blockbuster Revlimid (60+% of sales) facing patent expirations that start in 2022. The concerns appear overdone, however, as the company is on track to generate cumulative EPS of roughly three-fourths of its current stock price.

STRATEGY & OUTLOOK

In the short term, we expect the U.S. economy to continue to show modest economic growth. We believe this will likely be driven by favorable ongoing consumer confidence, tax benefits and falling regulatory hurdles. Rising home prices as well as technological innovation may also help drive the economy higher.

The risks we are focused on include trade tariffs, interest rates, disruption of traditional business models and the narrowness of the stock market rally in large-cap stocks. Regarding trade tariffs, we believe the market views it as a negotiating tactic and is implying that all will end well. A true escalation could severely hamper global growth and thereby stock prices. In addition, we are afraid companies are addicted to low interest rates. If interest rates were to rise materially, some companies’ historical decisions could look like misallocation of capital and negatively impact their stock prices. Innovation, while a positive for the overall economy over the long-term, could create short-term disruptions. Finally, there is risk around the growing disparity between stock prices of companies perceived as having “growth characteristics” irrespective of valuation versus the rest of the companies. History tells us that sooner or later, such narrow rallies result in investors crowding in a few stocks and may ultimately result in meaningful declines of those stocks.

We continue to maintain our discipline around valuation. Additionally, while innovation is alive and well and helping generate economic growth, fundamental disruptions across market segments have been elevated. We are constantly monitoring potential disruption risk to our companies.

Volatility in the markets has been unusually low by historical standards but could increase. Traditionally, during periods of heightened market volatility, investors generally favor stocks of higher quality companies—with greater consistency and stability of revenue and earnings—leading to relatively better stock performance of those companies. We think seeking companies with competitive advantages and skilled management teams positions us well, should this environment come to pass. During times of economic volatility such companies frequently widen their lead over weaker competitors. We seek to invest in companies characterized by these qualities at compelling valuations and believe this disciplined approach is essential to generating superior long-term performance.

The views in the Fund Performance Discussion represent the opinions of this Fund’s portfolio managers and are not intended as investment advice or to predict or depict the performance of any investment. These views are as of the close of business on June 30, 2018, and are subject to change based on subsequent developments. The Fund’s portfolio and strategies are subject to change.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

4        OPPENHEIMER CAPITAL APPRECIATION FUND/VA

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended June 30, 2018.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended June 30, 2018” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes.

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

Actual	Beginning Account Value January 1, 2018	Ending Account Value June 30, 2018	Expenses Paid During 6 Months Ended June 30, 2018
Non-Service shares	$1,000.00	$1,046.90	$4.07
Service shares	1,000.00	1,045.60	5.34

Hypothetical
(5% return before expenses)
Non-Service shares	1,000.00	1,020.83	4.02
Service shares	1,000.00	1,019.59	5.27

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended June 30, 2018 are as follows:

Class	Expense Ratios
Non-Service shares	0.80%
Service shares	1.05

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

5        OPPENHEIMER CAPITAL APPRECIATION FUND/VA

STATEMENT OF INVESTMENTS June 30, 2018 Unaudited

	Shares	Value

Common Stocks—99.5%

Consumer Discretionary—17.5%

Hotels, Restaurants & Leisure—3.1%

Cedar Fair LP1	194,982	$12,285,816

Starbucks Corp.	239,280	11,688,828

		23,974,644

Internet & Catalog Retail—7.0%

Amazon.com, Inc.[2]	24,624	41,855,875

Booking Holdings, Inc.[2]	5,698	11,550,359

		53,406,234

Media—0.9%

Comcast Corp., Cl. A	199,107	6,532,701

Specialty Retail—6.5%

AutoNation, Inc.[2]	200,770	9,753,407

AutoZone, Inc.[2]	15,933	10,689,928

CarMax, Inc.[2]	112,150	8,172,370

Lowe’s Cos., Inc.	217,690	20,804,633

		49,420,338

Consumer Staples—2.1%

Food Products—1.2%

Kraft Heinz Co. (The)	74,795	4,698,622

Mondelez International, Inc., Cl. A	102,688	4,210,208

		8,908,830

Household Products—0.9%

HRG Group, Inc.[2]	139,953	1,831,985

Spectrum Brands Holdings, Inc.	67,705	5,526,082

		7,358,067

Energy—2.1%

Oil, Gas & Consumable Fuels—2.1%

Husky Energy, Inc.	336,851	5,250,125

Magellan Midstream Partners LP1	159,509	11,018,882

		16,269,007

Financials—5.2%

Capital Markets—4.3%

Charles Schwab Corp. (The)	268,873	13,739,410

CME Group, Inc., Cl. A	37,185	6,095,365

Intercontinental Exchange, Inc.	169,203	12,444,881

		32,279,656

Diversified Financial Services—0.9%

Berkshire Hathaway, Inc., Cl. B2	37,675	7,032,039

Health Care—12.9%

Biotechnology—5.6%

Biogen, Inc.[2]	35,910	10,422,519

Celgene Corp.[2]	118,674	9,425,089

Exact Sciences Corp.[2]	53,110	3,175,447

Galapagos NV2	39,292	3,604,501

Gilead Sciences, Inc.	104,500	7,402,780

Vertex Pharmaceuticals, Inc.[2]	49,030	8,333,139

		42,363,475

Health Care Equipment & Supplies—1.2%

Intuitive Surgical, Inc.[2]	18,363	8,786,328

Health Care Providers & Services—4.3%

Laboratory Corp. of America Holdings[2]	70,635	12,681,102

UnitedHealth Group, Inc.	82,330	20,198,842

		32,879,944

Health Care Technology—0.7%

Cerner Corp.[2]	87,870	5,253,747

Pharmaceuticals—1.1%

Allergan plc	51,720	8,622,758

Industrials—10.4%

Aerospace & Defense—2.1%

Lockheed Martin Corp.	18,410	5,438,866

	Shares	Value

Aerospace & Defense (Continued)

Spirit AeroSystems Holdings, Inc., Cl. A	121,280	$10,419,165

		15,858,031

Airlines—1.4%

Spirit Airlines, Inc.[2]	300,780	10,933,353

Commercial Services & Supplies—2.1%

Johnson Controls International plc	102,908	3,442,273

KAR Auction Services, Inc.	228,010	12,494,948

		15,937,221

Machinery—2.2%

Deere & Co.	37,493	5,241,521

Stanley Black & Decker, Inc.	36,910	4,902,017

Wabtec Corp.	69,100	6,811,878

		16,955,416

Road & Rail—2.0%

Canadian National Railway Co.	78,800	6,441,900

Union Pacific Corp.	59,280	8,398,790

		14,840,690

Trading Companies & Distributors—0.6%

Fastenal Co.	92,235	4,439,271

Information Technology—46.3%

Communications Equipment—0.6%

Motorola Solutions, Inc.	42,260	4,917,796

Internet Software & Services—12.7%

Alphabet, Inc., Cl. C2	34,028	37,963,338

eBay, Inc.[2]	294,560	10,680,746

Facebook, Inc., Cl. A2	247,178	48,031,629

		96,675,713

IT Services—7.4%

First Data Corp., Cl. A2	304,070	6,364,185

Mastercard, Inc., Cl. A	186,668	36,683,995

PayPal Holdings, Inc.[2]	159,095	13,247,841

		56,296,021

Semiconductors & Semiconductor Equipment—4.9%

Applied Materials, Inc.	129,930	6,001,467

Broadcom, Inc.	37,530	9,106,279

NVIDIA Corp.	40,400	9,570,760

Texas Instruments, Inc.	111,318	12,272,809

		36,951,315

Software—14.7%

Activision Blizzard, Inc.	156,893	11,974,074

Microsoft Corp.	478,313	47,166,445

Oracle Corp.	310,790	13,693,407

Red Hat, Inc.[2]	43,670	5,867,938

salesforce.com, Inc.[2]	134,560	18,353,984

ServiceNow, Inc.[2]	72,170	12,447,160

Snap, Inc., Cl. A2	174,903	2,289,480

		111,792,488

Technology Hardware, Storage & Peripherals—6.0%

Apple, Inc.	245,723	45,485,785

Materials—1.5%

Chemicals—0.5%

Albemarle Corp.	40,783	3,847,060

Metals & Mining—1.0%

Compass Minerals International, Inc.	115,368	7,585,446

Utilities—1.5%

Gas Utilities—1.5%

AmeriGas Partners LP1	269,940	11,396,867

Total Common Stocks (Cost $533,732,429)		757,000,241

6        OPPENHEIMER CAPITAL APPRECIATION FUND/VA

	Shares	Value

Investment Company—0.6%

Oppenheimer Institutional Government Money Market Fund, Cl. E, 1.85%[3,4] (Cost $4,685,056)	4,685,056	$4,685,056

Total Investments, at Value (Cost
$538,417,485)	100.1%	761,685,297

Net Other Assets (Liabilities)	(0.1)	(986,011)

Net Assets	100.0%	$760,699,286

Footnotes to Statement of Investments

1. Security is a Master Limited Partnership.

2. Non-income producing security.

3. Rate shown is the 7-day yield at period end.

4. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares December 31, 2017	Gross Additions	Gross Reductions	Shares June 30, 2018

Oppenheimer Institutional Government Money Market Fund, Cl. E	—	67,302,308	62,617,252	4,685,056
	Value	Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)

Oppenheimer Institutional Government Money Market Fund, Cl. E	$4,685,056	$23,232	$—	$—

See accompanying Notes to Financial Statements.

7        OPPENHEIMER CAPITAL APPRECIATION FUND/VA

STATEMENT OF ASSETS AND LIABILITIES June 30, 2018 Unaudited

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $533,732,429)	$757,000,241
Affiliated companies (cost $4,685,056)	4,685,056

761,685,297

Cash	1,999,564

Receivables and other assets:
Dividends	458,621
Investments sold	454,130
Shares of beneficial interest sold	20,758
Other	109,433

Total assets	764,727,803

Liabilities
Payables and other liabilities:
Investments purchased	3,384,580
Shares of beneficial interest redeemed	444,917
Trustees’ compensation	97,693
Distribution and service plan fees	44,941
Shareholder communications	28,784
Other	27,602

Total liabilities	4,028,517

Net Assets	$760,699,286

Composition of Net Assets
Par value of shares of beneficial interest	$14,180

Additional paid-in capital	496,251,942

Accumulated net investment loss	(1,049,937)

Accumulated net realized gain on investments and foreign currency transactions	42,232,343

Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	223,250,758

Net Assets	$760,699,286

Net Asset Value Per Share
Non-Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $547,743,712 and 10,170,721 shares of beneficial interest outstanding)	$53.85

Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $212,955,574 and 4,009,029 shares of beneficial interest outstanding)	$53.12

See accompanying Notes to Financial Statements.

8        OPPENHEIMER CAPITAL APPRECIATION FUND/VA

STATEMENT OF OPERATIONS For the Six Months Ended June 30, 2018 Unaudited

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $10,620)	$4,000,584
Affiliated companies	23,232

Total investment income	4,023,816

Expenses
Management fees	2,869,358

Distribution and service plan fees — Service shares	335,829

Transfer and shareholder servicing agent fees:
Non-Service shares	330,342
Service shares	161,198

Shareholder communications:
Non-Service shares	18,644
Service shares	8,534

Borrowing fees	15,707

Trustees’ compensation	15,685

Custodian fees and expenses	7,035

Other	33,584

Total expenses	3,795,916
Less reduction to custodian expenses	(641)
Less waivers and reimbursements of expenses	(166,806)

Net expenses	3,628,469

Net Investment Income	395,347

Realized and Unrealized Gain (Loss)
Net realized gain on:
Investment transactions in unaffiliated companies	42,632,829
Foreign currency transactions	3,667

Net realized gain	42,636,496

Net change in unrealized appreciation/depreciation on:
Investment transactions in unaffiliated companies	(9,192,803)
Translation of assets and liabilities denominated in foreign currencies	(4,023)

Net change in unrealized appreciation/depreciation	(9,196,826)

Net Increase in Net Assets Resulting from Operations	$33,835,017

See accompanying Notes to Financial Statements.

9        OPPENHEIMER CAPITAL APPRECIATION FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Operations
Net investment income	$395,347	$1,688,841

Net realized gain	42,636,496	62,736,493

Net change in unrealized appreciation/depreciation	(9,196,826)	136,373,539

Net increase in net assets resulting from operations	33,835,017	200,798,873
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Non-Service shares	(1,759,146)	(1,271,514)
Service shares	—	(28,819)

	(1,759,146)	(1,300,333)

Distributions from net realized gain:
Non-Service shares	(41,372,587)	(48,408,998)
Service shares	(16,387,466)	(28,679,944)

	(57,760,053)	(77,088,942)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Non-Service shares	8,969,347	(23,046,014)
Service shares	(95,677,355)	(23,253,888)

	(86,708,008)	(46,299,902)
Net Assets
Total increase (decrease)	(112,392,190)	76,109,696

Beginning of period	873,091,476	796,981,780

End of period (including accumulated net investment income (loss) of $(1,049,937) and $313,862, respectively)	$760,699,286	$873,091,476

See accompanying Notes to Financial Statements.

10        OPPENHEIMER CAPITAL APPRECIATION FUND/VA

FINANCIAL HIGHLIGHTS

Non-Service Shares	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Per Share Operating Data
Net asset value, beginning of period	$55.70	$48.36	$55.49	$64.87	$57.88	$45.06

Income (loss) from investment operations:
Net investment income[1]	0.05	0.15	0.12	0.22	0.09	0.23
Net realized and unrealized gain (loss)	2.68	12.33	(1.57)	2.25	8.64	13.09

Total from investment operations	2.73	12.48	(1.45)	2.47	8.73	13.32

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.19)	(0.13)	(0.22)	(0.06)	(0.27)	(0.50)
Distributions from net realized gain	(4.39)	(5.01)	(5.46)	(11.79)	(1.47)	0.00

Total dividends and/or distributions to shareholders	(4.58)	(5.14)	(5.68)	(11.85)	(1.74)	(0.50)

Net asset value, end of period	$53.85	$55.70	$48.36	$55.49	$64.87	$57.88

Total Return, at Net Asset Value[2]	4.69%	26.83%	(2.20)%	3.54%	15.41%	29.74%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$547,744	$556,227	$501,756	$564,514	$616,862	$626,907

Average net assets (in thousands)	$555,341	$539,255	$514,525	$601,110	$614,272	$595,912

Ratios to average net assets:[3]
Net investment income	0.18%	0.29%	0.25%	0.36%	0.15%	0.44%
Expenses excluding specific expenses listed below	0.84%	0.82%	0.83%	0.81%	0.80%	0.81%
Interest and fees from borrowings	0.00%[4]	0.00%[4]	0.00%[4]	0.00%[4]	0.00%	0.00%

Total expenses[5]	0.84%	0.82%	0.83%	0.81%	0.80%	0.81%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.80%	0.80%	0.80%	0.80%	0.80%[6]	0.80%

Portfolio turnover rate	17%	26%	114%	60%	61%	77%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.
4. Less than 0.005%.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended June 30, 2018	0.84%
Year Ended December 31, 2017	0.82%
Year Ended December 31, 2016	0.83%
Year Ended December 31, 2015	0.81%
Year Ended December 31, 2014	0.80%
Year Ended December 31, 2013	0.81%

6. Waivers less than 0.005%.

See accompanying Notes to Financial Statements.

11        OPPENHEIMER CAPITAL APPRECIATION FUND/VA

FINANCIAL HIGHLIGHTS Continued

Service Shares	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013

Per Share Operating Data
Net asset value, beginning of period	$54.89	$47.73	$54.80	$64.30	$57.37	$44.66

Income (loss) from investment operations:
Net investment income (loss)[1]	(0.02)	0.02	0.00[2]	0.07	(0.06)	0.10
Net realized and unrealized gain (loss)	2.64	12.16	(1.55)	2.22	8.57	12.98

Total from investment operations	2.62	12.18	(1.55)	2.29	8.51	13.08

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	(0.01)	(0.06)	0.00	(0.11)	(0.37)
Distributions from net realized gain	(4.39)	(5.01)	(5.46)	(11.79)	(1.47)	0.00

Total dividends and/or distributions to shareholders	(4.39)	(5.02)	(5.52)	(11.79)	(1.58)	(0.37)

Net asset value, end of period	$53.12	$54.89	$47.73	$54.80	$64.30	$57.37

Total Return, at Net Asset Value[3]	4.56%	26.50%	(2.43)%	3.27%	15.13%	29.43%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$212,955	$316,864	$295,226	$317,737	$337,318	$364,214

Average net assets (in thousands)	$270,436	$314,506	$287,933	$332,468	$343,254	$367,615

Ratios to average net assets:[4]
Net investment income (loss)	(0.07)%	0.04%	0.00%[5]	0.12%	(0.10)%	0.20%
Expenses excluding specific expenses listed below	1.09%	1.07%	1.08%	1.06%	1.05%	1.06%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]	0.00%	0.00%

Total expenses[6]	1.09%	1.07%	1.08%	1.06%	1.05%	1.06%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.05%	1.05%	1.05%	1.05%	1.05%[7]	1.05%

Portfolio turnover rate	17%	26%	114%	60%	61%	77%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Less than $0.005 per share.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended June 30, 2018	1.09%
Year Ended December 31, 2017	1.07%
Year Ended December 31, 2016	1.08%
Year Ended December 31, 2015	1.06%
Year Ended December 31, 2014	1.05%
Year Ended December 31, 2013	1.06%

7. Waivers less than 0.005%.

See accompanying Notes to Financial Statements.

12        OPPENHEIMER CAPITAL APPRECIATION FUND/VA

NOTES TO FINANCIAL STATEMENTS June 30, 2018 Unaudited

1. Organization

Oppenheimer Capital Appreciation Fund/VA (the “Fund”), a separate series of Oppenheimer Variable Account Funds, is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at market close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the values are presented at the foreign exchange rates at market close, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments shown in the Statement of Operations.

For securities, which are subject to foreign withholding tax upon disposition, realized and unrealized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as determined necessary by the Manager.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, and capital gains taxes on foreign investments, if any, have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations. Interest income, if any, is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Return of Capital Estimates. Distributions received from the Fund’s investments in Master Limited Partnerships (MLPs) and Real Estate Investments Trusts (REITs), generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates. Such estimates are based on historical information available from each MLP, REIT and other industry sources. These estimates may subsequently be revised based on information received from MLPs and REITs after their tax reporting periods are concluded.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 2.00%. The “Reduction to custodian

13        OPPENHEIMER CAPITAL APPRECIATION FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended December 31, 2017, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

During the fiscal year ended December 31, 2017, the Fund did not utilize any capital loss carryforwards to offset capital gains realized in that fiscal year. Capital losses will be carried forward to future years if not offset by gains.

At period end, it is estimated that there would be no capital loss carryforwards. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the reporting period, it is estimated that the Fund will not utilize any capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$539,327,726

Gross unrealized appreciation	$240,817,292
Gross unrealized depreciation	(18,476,775)

Net unrealized appreciation	$222,340,517

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern Time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign

14        OPPENHEIMER CAPITAL APPRECIATION FUND/VA

3. Securities Valuation (Continued)

exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$133,333,917	$—	$—	$133,333,917
Consumer Staples	16,266,897	—	—	16,266,897
Energy	16,269,007	—	—	16,269,007
Financials	39,311,695	—	—	39,311,695
Health Care	94,301,751	3,604,501	—	97,906,252
Industrials	78,963,982	—	—	78,963,982
Information Technology	352,119,118	—	—	352,119,118
Materials	11,432,506	—	—	11,432,506
Utilities	11,396,867	—	—	11,396,867
Investment Company	4,685,056	—	—	4,685,056

Total Assets	$758,080,796	$3,604,501	$—	$761,685,297

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

For the reporting period, there were no transfers between levels.

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

15        OPPENHEIMER CAPITAL APPRECIATION FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Master Limited Partnerships (“MLPs”). MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Shareholder Concentration. At period end, one shareholder owned 20% or more of the Fund’s total outstanding shares.

The shareholder is a related party of the Fund. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds, and directors or employees. The related party owned 23% of the Fund’s total outstanding shares at period end.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

16        OPPENHEIMER CAPITAL APPRECIATION FUND/VA

6. Shares of Beneficial Interest (Continued)

	Six Months Ended June 30, 2018		Year Ended December 31, 2017
	Shares	Amount	Shares	Amount

Non-Service Shares
Sold	129,333	$7,321,653	393,813	$ 20,493,018
Dividends and/or distributions reinvested	779,254	43,131,733	978,541	49,680,512
Redeemed	(724,127)	(41,484,039)	(1,761,563)	(93,219,544)

Net increase (decrease)	184,460	$8,969,347	(389,209)	$ (23,046,014)

Service Shares
Sold	61,662	$3,426,082	127,462	$ 6,431,379
Dividends and/or distributions reinvested	300,192	16,387,466	573,029	28,708,763
Redeemed	(2,125,381)	(115,490,903)	(1,113,678)	(58,394,030)

Net decrease	(1,763,527)	$(95,677,355)	(413,187)	$ (23,253,888)

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IGMMF, for the reporting period were as follows:

	Purchases	Sales

Investment securities	$137,296,275	$283,807,909

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Next $200 million	0.60
Over $1 billion	0.58

The Fund’s effective management fee for the reporting period was 0.70% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act for Service shares to pay OppenheimerFunds Distributor, Inc. (the “Distributor”), for distribution related services, personal service and

17        OPPENHEIMER CAPITAL APPRECIATION FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

8. Fees and Other Transactions with Affiliates (Continued)

account maintenance for the Fund’s Service shares. Under the Plan, payments are made periodically at an annual rate of 0.25% of the daily net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsors of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. These fees are paid out of the Fund’s assets on an on-going basis and increase operating expenses of the Service shares, which results in lower performance compared to the Fund’s shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to limit the Fund’s expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding any applicable dividend expense, taxes, interest and fees from borrowing, any subsidiary expenses, Acquired Fund Fees and Expenses, brokerage commissions, unusual and infrequent expenses and certain other Fund expenses; so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 0.80% for Non-Service shares and 1.05% for Service shares.

During the reporting period, the Manager waived fees and/or reimbursed the Fund as follows:

Non-Service shares	$113,811
Service shares	51,387

This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IGMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $1,608 for IGMMF management fees. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

9. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.875 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Effective July 17, 2018, the Facility was increased to $1.95 billion. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period.

18        OPPENHEIMER CAPITAL APPRECIATION FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES; UPDATES TO STATEMENT OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

19        OPPENHEIMER CAPITAL APPRECIATION FUND/VA

DISTRIBUTION SOURCES Unaudited

For any distribution that took place over the last six months of the Fund’s reporting period, the table below details on a per-share basis the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. Other capital sources represent a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” You should not draw any conclusions about the Fund’s investment performance from the amounts of these distributions. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. If the Fund (or an underlying fund in which the Fund invests) invests in real estate investment trusts (REITs) and/or master limited partnerships (MLPs), the percentages attributed to each category are estimated using historical information because the character of the amounts received from the REITs and/or MLPs in which the Fund (or underlying fund) invests is unknown until after the end of the calendar year. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive communication in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, and scroll down to the ‘Dividends’ table under ‘Analytics’. The Fund’s latest distribution information will be followed by the sources of any distribution, updated daily.

Fund Name	Pay Date	Net Income	Net Profit from Sale	Other Capital Sources
Oppenheimer Capital Appreciation Fund/VA	6/19/18	3.0%	97.0%	0.0%

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OPPENHEIMER CAPITAL APPRECIATION FUND/VA

A Series of Oppenheimer Variable Account Funds

Trustees and Officers	Robert J. Malone, Chairman of the Board of Trustees and Trustee
Andrew J. Donohue, Trustee
Richard F. Grabish, Trustee
Beverly L. Hamilton, Trustee
Victoria J. Herget, Trustee
Karen L. Stuckey, Trustee
James D. Vaughn, Trustee
Arthur P. Steinmetz, Trustee, President and Principal Executive Officer
Paul Larson, Vice President
Cynthia Lo Bessette, Secretary and Chief Legal Officer
Jennifer Foxson, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer
Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Ropes & Gray LLP

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2018 OppenheimerFunds, Inc. All rights reserved. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

OppenheimerFunds®

The Right Way

to Invest

June 30, 2018
Oppenheimer
Total Return Bond Fund/VA	Semiannual Report
A Series of Oppenheimer Variable Account Funds

SEMIANNUAL REPORT

Listing of Top Holdings

Fund Performance Discussion

Financial Statements

PORTFOLIO MANAGERS: Krishna Memani and Peter A. Strzalkowski, CFA

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 6/30/18

	Inception Date	6-Months	1-Year	5-Year	10-Year
Non-Service Shares	4/3/85	-2.21%	-0.69%	3.09%	0.29%
Service Shares	5/1/02	-2.38	-0.84	2.83	0.05
Bloomberg Barclays Credit Index		-2.99	-0.65	3.37	5.15
Bloomberg Barclays U.S. Aggregate Bond Index		-1.62	-0.40	2.27	3.72
FTSE US Broad Investment-Grade Bond Index		-1.65	-0.45	2.26	3.75

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account. Returns for periods of less than one year are cumulative and not annualized. See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

The Fund’s performance is compared to the performance of the Bloomberg Barclays Credit Index, an index of non-convertible U.S. investment grade corporate bonds; the Bloomberg Barclays U.S. Aggregate Bond Index, an index of U.S. corporate and government bonds and the FTSE US Broad Investment-Grade Bond Index, an index of institutionally traded U.S. Treasury Bonds, government-sponsored bonds, mortgage-backed securities and corporate securities. The indices are unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

TOP HOLDINGS AND ALLOCATIONS

PORTFOLIO ALLOCATION
Mortgage-Backed Obligations
Government Agency	32.5%
Non-Agency	11.8
Non-Convertible Corporate Bonds and Notes	35.1
Asset-Backed Securities	10.3
Short-Term Notes	9.2
Investment Company Oppenheimer Institutional Government Money Market Fund	1.0
U.S. Government Obligations	0.1

Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2018 and are based on the total market value of investments. For more current Fund holdings, please visit oppenheimerfunds.com.

CORPORATE BONDS & NOTES - TOP TEN INDUSTRIES
Commercial Banks	6.5%
Oil, Gas & Consumable Fuels	3.3
Capital Markets	2.6
Electric Utilities	2.4
Automobiles	2.3
Diversified Telecommunication Services	2.2
Media	1.6
Insurance	1.6
Beverages	1.5
Food Products	1.5

Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2018, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

2        OPPENHEIMER TOTAL RETURN BOND FUND/VA

Fund Performance Discussion

MARKET OVERVIEW

The U.S. economy continued to perform well during the reporting period. U.S. 2018 gross domestic product (GDP) is expected to be around 3%, significantly exceeding its 2% trend growth of this expansion. Private consumption, the driving force of the economy in recent years, is growing at a stable rate. Additionally, business fixed investment has gained momentum in recent months and is broadening across sectors. With increasingly less slack in the economy, strong profits, and the corporate tax cuts, investment should support growth and productivity improvements.

The Federal Reserve (Fed) hiked the Fed Funds target rate by 25 basis points twice – in March and June – ending the period in a range of 1.75% - 2.00%. The Fed is on track to deliver 1-2 more hikes this year, as the economy is near the Fed’s dual mandate of full employment and price stability. On the inflation front, underlying inflation is around the Fed’s 2% target. The unemployment rate is at historical lows; however, the rising labor participation rate and stable wage growth suggest that there may still be some slack in the labor market. The Federal Open Market Committee (FOMC) under new chair Jerome Powell’s leadership signaled that the Fed will remain cautious and tighten policy gradually, giving comfort to the markets. Thus far, the Fed’s hiking cycle has been orderly.

Despite the strength of the U.S. economy and the Fed’s orderly hiking cycle, international economic and geopolitical concerns were noticeable during the reporting period and caused some market turbulence. Trade tensions were on the rise and there were pockets of political issues. Such tensions, especially regarding trade, made an impact on some investment decisions, as noted in the Fed’s minutes. So far, the measures implemented are not of major economic significance, in our view. At this point, we believe there is more rhetoric than actual impactful decisions. The risk remains, however, that trade issues negatively impact confidence or that retaliations could lead to more significant measures. While these are still not the baseline, risks are elevated and worth carefully monitoring.

In this environment, markets were volatile this reporting period. Equity markets in the U.S. produced positive results and outperformed international equities, with the S&P 500 Index returning 2.65% and the MSCI All Country World Index returning -0.43%. Fixed income markets generally produced negative returns this reporting period. The 10-year U.S. Treasury rate started the reporting period at 2.41% and hit a high of 3.11% in May, before ending the reporting period at 2.86%. U.S. Treasuries (as represented by the Bloomberg Barclays U.S. Treasury Index) produced negative results, with a -1.62% return. The FTSE US Broad Investment-Grade Bond Index also lost value, returning -1.65%. Credit underperformed for the reporting period, with the Bloomberg Barclays Credit Index returning -2.99%.

FUND REVIEW

Against this backdrop, the Fund’s Non-Service shares produced a return of -2.21% during the reporting period, underperforming the Bloomberg Barclays U.S. Aggregate Bond Index (“the Index”). In a period where credit underperformed U.S. Treasuries, the Fund’s strategic underweight position to U.S. Treasuries was the largest detractor from performance versus the Index. In addition, the Fund’s position in investment grade corporate credit detracted from performance this reporting period.

Positive contributors to performance this reporting period included the Fund’s security selection in asset-backed securities (“ABS”), where we favored auto ABS given what we view as attractive fundamentals in the space. In addition, the Fund’s allocation to non-agency mortgage-backed securities (“MBS”) benefitted performance.

STRATEGY & OUTLOOK

We believe macroeconomic fundamentals should remain solid with a potential increase in U.S. growth due to the stimulus package and tax reform. We believe the Fed will raise interest rates two more times this year depending on economic data after the most recent increase in June. We generally maintain a neutral duration position. However, given the Fed’s interest on continuing to raise short-term interest rates, we have sought to reduce interest rate risk with a slightly shorter effective duration of 5.09 years relative to the Index’s duration of 5.99 years.

On a sector level, we continue to maintain our strategic underweight to U.S. Treasuries. In lieu of Treasuries, we continue to maintain our overweight in agency MBS relative to the Index. We believe the sector’s high-quality and spread above Treasuries make it an attractive area to add incremental yield potential to the portfolio. Within structured credit, we continue to avoid student loans and more esoteric ABS. We continue to favor auto ABS given what we view as the sector’s attractive fundamentals, carry and solid structures. We have also maintained a smaller overweight in commercial MBS and remain up-in-structure there. Overall, we are more cautious on credit in general as we believe we currently reside in the fourth quarter of the credit cycle. We remain cautiously engaged in investment-grade corporate credit with modest exposure to typically high Sharpe Ratio BB-rated corporates. As a result, we continue to be less likely to

3        OPPENHEIMER TOTAL RETURN BOND FUND/VA

meaningfully increase credit risk, absent specific relative value opportunities. We typically avoid B-rated and below high yield corporate bonds as well as emerging market debt.

The views in the Fund Performance Discussion represent the opinions of this Fund’s portfolio managers and are not intended as investment advice or to predict or depict the performance of any investment. These views are as of the close of business on June 30, 2018, and are subject to change based on subsequent developments. The Fund’s portfolio and strategies are subject to change.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

4        OPPENHEIMER TOTAL RETURN BOND FUND/VA

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended June 30, 2018.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended June 30, 2018” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes.

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

Actual	Beginning Account Value January 1, 2018	Ending Account Value June 30, 2018	Expenses Paid During 6 Months Ended June 30, 2018
Non-Service shares	$1,000.00	$977.90	$3.68
Service shares	1,000.00	976.20	4.91

Hypothetical
(5% return before expenses)
Non-Service shares	1,000.00	1,021.08	3.77
Service shares	1,000.00	1,019.84	5.02

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended June 30, 2018 are as follows:

Class	Expense Ratios
Non-Service shares	0.75%
Service shares	1.00

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

5        OPPENHEIMER TOTAL RETURN BOND FUND/VA

STATEMENT OF INVESTMENTS June 30, 2018 Unaudited

	Principal Amount	Value
Asset-Backed Securities—14.6%
Auto Loan—10.4%
American Credit Acceptance Receivables Trust:
Series 2015-3,Cl. B, 3.56%, 10/12/21[1]	$2,942	$2,943
Series 2015-3,Cl. C, 4.84%, 10/12/21[1]	315,000	317,722
Series 2015-3,Cl. D, 5.86%, 7/12/22[1]	125,000	127,053
Series 2016-4,Cl. B, 2.11%, 2/12/21[1]	34,723	34,684
Series 2017-3,Cl. B, 2.25%, 1/11/21[1]	65,000	64,835
Series 2017-4,Cl. B, 2.61%, 5/10/21[1]	64,000	63,783
Series 2017-4,Cl. C, 2.94%, 1/10/24[1]	183,000	181,885
Series 2017-4,Cl. D, 3.57%, 1/10/24[1]	227,000	225,241
Series 2018-2,Cl. B, 3.46%, 8/10/22[1]	255,000	255,317
Series 2018-2,Cl. C, 3.70%, 7/10/24[1]	255,000	255,286
AmeriCredit Automobile Receivables Trust:
Series 2015-2,Cl. D, 3.00%, 6/8/21	200,000	199,928
Series 2017-2,Cl. D, 3.42%, 4/18/23	300,000	298,666
Series 2017-4,Cl. D, 3.08%, 12/18/23	130,000	127,868
Cabela’s Credit Card Master Note Trust, Series 2015-2, Cl. A2, 2.743% [LIBOR01M+67], 7/17/23[2]	520,000	524,239
Capital Auto Receivables Asset Trust, Series 2017-1, Cl. D, 3.15%, 2/20/25[1]	40,000	39,712
CarFinance Capital Auto Trust, Series 2015-1A, Cl. A, 1.75%, 6/15/21[1]	12,138	12,119
CarMax Auto Owner Trust:
Series 2015-2,Cl. D, 3.04%, 11/15/21	100,000	99,779
Series 2015-3,Cl. D, 3.27%, 3/15/22	295,000	294,850
Series 2016-1,Cl. D, 3.11%, 8/15/22	185,000	184,362
Series 2016-3,Cl. D, 2.94%, 1/17/23	115,000	113,543
Series 2016-4,Cl. D, 2.91%, 4/17/23	260,000	255,716
Series 2017-1,Cl. D, 3.43%, 7/17/23	230,000	228,906
Series 2017-4,Cl. D, 3.30%, 5/15/24	100,000	98,653
CIG Auto Receivables Trust, Series 2017-1A, Cl. A, 2.71%, 5/15/23[1]	87,874	87,327
CPS Auto Receivables Trust:
Series 2017-C,Cl. A, 1.78%, 9/15/20[1]	39,820	39,687
Series 2017-C,Cl. B, 2.30%, 7/15/21[1]	100,000	99,199
Series 2017-D,Cl. B, 2.43%, 1/18/22[1]	170,000	168,246
Series 2018-A,Cl. B, 2.77%, 4/18/22[1]	125,000	124,039
Series 2018-B,Cl. B, 3.23%, 7/15/22[1]	150,000	149,742
CPS Auto Trust, Series 2017-A, Cl. B, 2.68%, 5/17/21[1]	30,000	29,921
Credit Acceptance Auto Loan Trust:
Series 2017-3A,Cl. C, 3.48%, 10/15/26[1]	205,000	202,328
Series 2018-1A,Cl. B, 3.60%, 4/15/27[1]	125,000	124,486
Series 2018-1A,Cl. C, 3.77%, 6/15/27[1]	180,000	178,512
Series 2018-2A,Cl. C, 4.16%, 9/15/27[1]	105,000	105,719
Drive Auto Receivables Trust:
Series 2015-BA,Cl. D, 3.84%, 7/15/21[1]	20,000	20,119
Series 2015-CA,Cl. D, 4.20%, 9/15/21[1]	60,000	60,556
Series 2016-CA,Cl. C, 3.02%, 11/15/21[1]	140,000	140,131
Series 2016-CA,Cl. D, 4.18%, 3/15/24[1]	160,000	162,055
Series 2017-1,Cl. B, 2.36%, 3/15/21	155,000	154,831
Series 2017-3,Cl. C, 2.80%, 7/15/22	115,000	114,655
Series 2017-AA,Cl. C, 2.98%, 1/18/22[1]	165,000	165,048
Series 2017-BA,Cl. D, 3.72%, 10/17/22[1]	215,000	216,391
Series 2018-1,Cl. D, 3.81%, 5/15/24	180,000	179,829
Series 2018-2,Cl. D, 4.14%, 8/15/24	295,000	296,875
DT Auto Owner Trust:
Series 2015-2A,Cl. D, 4.25%, 2/15/22[1]	39,581	39,826
Series 2016-4A,Cl. E, 6.49%, 9/15/23[1]	120,000	123,928
Series 2017-1A,Cl. C, 2.70%, 11/15/22[1]	90,000	89,707
Series 2017-1A,Cl. D, 3.55%, 11/15/22[1]	125,000	125,018
Series 2017-1A,Cl. E, 5.79%, 2/15/24[1]	150,000	152,773
Series 2017-2A,Cl. B, 2.44%, 2/15/21[1]	135,000	134,735
Series 2017-2A,Cl. D, 3.89%, 1/15/23[1]	175,000	174,841
Series 2017-3A,Cl. B, 2.40%, 5/17/21[1]	170,000	169,333
Series 2017-3A,Cl. E, 5.60%, 8/15/24[1]	155,000	156,939
Series 2017-4A,Cl. D, 3.47%, 7/17/23[1]	190,000	188,815

	Principal Amount	Value
Auto Loan (Continued)
DT Auto Owner Trust: (Continued)
Series 2017-4A,Cl. E, 5.15%, 11/15/24[1]	$135,000	$134,457
Series 2018-1A,Cl. B, 3.04%, 1/18/22[1]	145,000	144,543
Series 2018-2A,Cl. B, 3.43%, 5/16/22[1]	80,000	80,035
Exeter Automobile Receivables Trust, Series 2018-1A, Cl. B, 2.75%, 4/15/22[1]	140,000	138,862
Flagship Credit Auto Trust:
Series 2014-1,Cl. D, 4.83%, 6/15/20[1]	20,000	20,121
Series 2016-1,Cl. C, 6.22%, 6/15/22[1]	345,000	359,106
GLS Auto Receivables Trust, Series 2018-1A, Cl. A, 2.82%, 7/15/22[1]	306,904	305,214
GM Financial Automobile Leasing Trust:
Series 2017-3,Cl. C, 2.73%, 9/20/21	120,000	118,662
Series 2018-2,Cl. C, 3.50%, 4/20/22	135,000	134,996
Navistar Financial Dealer Note Master Owner Trust II:
Series 2016-1,Cl. D, 5.391% [LIBOR01M+330], 9/27/21[1,2]	75,000	75,414
Series 2017-1,Cl. C, 3.641% [LIBOR01M+155], 6/27/22[1,2]	60,000	60,271
Series 2017-1,Cl. D, 4.391% [LIBOR01M+230], 6/27/22[1,2]	70,000	70,076
Santander Drive Auto Receivables Trust:
Series 2016-2,Cl. D, 3.39%, 4/15/22	120,000	120,370
Series 2017-1,Cl. D, 3.17%, 4/17/23	160,000	159,055
Series 2017-1,Cl. E, 5.05%, 7/15/24[1]	355,000	361,240
Series 2017-2,Cl. D, 3.49%, 7/17/23	70,000	69,975
Series 2017-3,Cl. D, 3.20%, 11/15/23	280,000	277,732
Series 2018-1,Cl. D, 3.32%, 3/15/24	100,000	98,456
Series 2018-2,Cl. D, 3.88%, 2/15/24	165,000	164,430
Series 2018-3,Cl. C, 3.51%, 8/15/23	415,000	415,453
Santander Retail Auto Lease Trust, Series 2017-A, Cl. C, 2.96%, 11/21/22[1]	180,000	177,549
TCF Auto Receivables Owner Trust, Series 2015-1A, Cl. D, 3.53%, 3/15/22[1]	160,000	159,159
United Auto Credit Securitization Trust, Series 2018-1, Cl. C, 3.05%, 9/10/21[1]	215,000	214,233
Veros Automobile Receivables Trust, Series 2017-1, Cl. A, 2.84%, 4/17/23[1]	88,189	87,844
Westlake Automobile Receivables Trust:
Series 2016-1A,Cl. E, 6.52%, 6/15/22[1]	260,000	265,106
Series 2017-2A,Cl. E, 4.63%, 7/15/24[1]	305,000	306,142
Series 2018-1A,Cl. C, 2.92%, 5/15/23[1]	145,000	143,803
Series 2018-1A,Cl. D, 3.41%, 5/15/23[1]	160,000	159,120
		13,004,125
Credit Card—3.4%
Cabela’s Credit Card Master Note Trust:
Series 2015-1A,Cl. A2, 2.613% [LIBOR01M+54], 3/15/23[2]	470,000	472,657
Series 2016-1,Cl. A1, 1.78%, 6/15/22	320,000	316,693
Series 2016-1,Cl. A2, 2.923% [LIBOR01M+85], 6/15/22[2]	235,000	236,282
Capital One Multi-Asset Execution Trust, Series 2016-A3, Cl. A3, 1.34%, 4/15/22	485,000	478,756
Citibank Credit Card Issuance Trust, Series 2014-A6, Cl. A6, 2.15%, 7/15/21	30,000	29,829
World Financial Network Credit Card Master Trust:
Series 2012-D,Cl. A, 2.15%, 4/17/23	145,000	144,050
Series 2016-B,Cl. A, 1.44%, 6/15/22	360,000	359,504
Series 2016-C,Cl. A, 1.72%, 8/15/23	625,000	615,706
Series 2017-A,Cl. A, 2.12%, 3/15/24	405,000	398,186
Series 2017-B,Cl. A, 1.98%, 6/15/23	315,000	312,352
Series 2017-C,Cl. A, 2.31%, 8/15/24	395,000	387,700
Series 2018-A,Cl. A, 3.07%, 12/16/24	495,000	493,063
		4,244,778
Equipment—0.6%
CCG Receivables Trust:
Series 2017-1,Cl. B, 2.75%, 11/14/23[1]	230,000	225,792
Series 2018-1,Cl. B, 3.09%, 6/16/25[1]	85,000	84,185

6        OPPENHEIMER TOTAL RETURN BOND FUND/VA

	Principal Amount	Value
Equipment (Continued)
CCG Receivables Trust: (Continued)
Series 2018-1,Cl. C, 3.42%, 6/16/25[1]	$20,000	$19,774
CNH Equipment Trust, Series 2017-C, Cl. B, 2.54%, 5/15/25	65,000	63,488
Dell Equipment Finance Trust, Series 2018-1,
Cl. B, 3.34%, 6/22/23[1]	80,000	79,988
FRS I LLC, Series 2013-1A, Cl. A1, 1.80%, 4/15/43[1]	15,946	15,844
Verizon Owner Trust, Series 2017-3A, Cl. A1A, 2.06%, 4/20/22[1]	180,000	177,150
		666,221
Loans: Other—0.2%
Dell Equipment Finance Trust, Series 2017-2,
Cl. B, 2.47%, 10/24/22[1]	70,000	69,037
Element Rail Leasing I LLC, Series 2014-1A, Cl.
A1, 2.299%, 4/19/44[1]	178,126	177,072
		246,109
Total Asset-Backed Securities (Cost $18,242,326)		18,161,233
Mortgage-Backed Obligations—62.3%
Government Agency—45.7%
FHLMC/FNMA/FHLB/Sponsored—35.6%
Federal Home Loan Mortgage Corp. Gold Pool:
5.00%, 12/1/34	3,412	3,639
5.50%, 9/1/39	242,606	259,743
6.00%, 10/1/22-10/1/29	329,858	362,043
6.50%, 7/1/28-4/1/34	108,547	120,978
7.00%, 10/1/31-10/1/37	94,175	102,789
9.00%, 8/1/22-5/1/25	5,295	5,637
Federal Home Loan Mortgage Corp. Non Gold
Pool, 10.50%, 10/1/20	327	330
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 205,Cl. IO, 73.074%, 9/1/29[3]	4,557	976
Series 206,Cl. IO, 0.00%, 12/15/29[3,4]	79,688	20,136
Series 243,Cl. 6, 0.00%, 12/15/32[3,4]	50,893	8,549
Federal Home Loan Mortgage Corp., Mtg.- Linked Amortizing Global Debt Securities,
Series 2012-1, Cl. A10, 2.06%, 1/15/22	248,213	243,430
Federal Home Loan Mortgage Corp., Principal-
Only Stripped Mtg.-Backed Security, Series 176, Cl. PO, 4.108%, 6/1/26[5]	23,596	21,670
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 151,Cl. F, 9.00%, 5/15/21	1,043	1,077
Series 1674,Cl. Z, 6.75%, 2/15/24	6,870	7,284
Series 2034,Cl. Z, 6.50%, 2/15/28	1,386	1,500
Series 2042,Cl. N, 6.50%, 3/15/28	2,817	3,021
Series 2043,Cl. ZP, 6.50%, 4/15/28	165,315	181,938
Series 2046,Cl. G, 6.50%, 4/15/28	6,710	7,474
Series 2053,Cl. Z, 6.50%, 4/15/28	1,531	1,705
Series 2066,Cl. Z, 6.50%, 6/15/28	161,442	179,827
Series 2195,Cl. LH, 6.50%, 10/15/29	125,795	137,178
Series 2220,Cl. PD, 8.00%, 3/15/30	945	1,080
Series 2326,Cl. ZP, 6.50%, 6/15/31	36,443	39,257
Series 2461,Cl. PZ, 6.50%, 6/15/32	142,567	154,674
Series 2470,Cl. LF, 3.073% [LIBOR01M+100], 2/15/32[2]	1,169	1,197
Series 2635,Cl. AG, 3.50%, 5/15/32	22,648	22,542
Series 2707,Cl. QE, 4.50%, 11/15/18	669	670
Series 2770,Cl. TW, 4.50%, 3/15/19	993	996
Series 3010,Cl. WB, 4.50%, 7/15/20	4,654	4,709
Series 3025,Cl. SJ, 17.148%
[LIBOR01M+2,475], 8/15/35[2]	12,108	16,251
Series 3030,Cl. FL, 2.473%
[LIBOR01M+40], 9/15/35[2]	1,879	1,887
Series 3645,Cl. EH, 3.00%, 12/15/20	12,226	12,234
Series 3741,Cl. PA, 2.15%, 2/15/35	19,897	19,875
Series 3815,Cl. BD, 3.00%, 10/15/20	211	211

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: (Continued)
Series 3822,Cl. JA, 5.00%, 6/15/40	$2,377	$2,441
Series 3840,Cl. CA, 2.00%, 9/15/18	105	105
Series 3848,Cl. WL, 4.00%, 4/15/40	14,947	15,101
Series 3857,Cl. GL, 3.00%, 5/15/40	3,524	3,546
Series 4057,Cl. QI, 4.903%, 6/15/27[3]	503,548	42,754
Series 4221,Cl. HJ, 1.50%, 7/15/23	61,284	59,834
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2074,Cl. S, 99.999%, 7/17/28[3]	907	94
Series 2079,Cl. S, 99.999%, 7/17/28[3]	1,665	207
Series 2130,Cl. SC, 99.999%, 3/15/29[3]	56,507	7,417
Series 2526,Cl. SE, 67.784%, 6/15/29[3]	2,121	314
Series 2796,Cl. SD, 99.999%, 7/15/26[3]	107,656	12,947
Series 2920,Cl. S, 36.882%, 1/15/35[3]	444,992	61,346
Series 2922,Cl. SE, 19.911%, 2/15/35[3]	51,776	6,666
Series 2981,Cl. AS, 1.665%, 5/15/35[3]	65,865	7,023
Series 3004,Cl. SB, 0.00%, 7/15/35[3,4]	19,354	1,852
Series 3397,Cl. GS, 0.00%, 12/15/37[3,4]	10,121	1,618
Series 3424,Cl. EI, 0.00%, 4/15/38[3,4]	7,595	676
Series 3450,Cl. BI, 11.796%, 5/15/38[3]	268,698	36,608
Series 3606,Cl. SN, 13.009%, 12/15/39[3]	69,019	8,606
Federal National Mortgage Assn.:
2.50%, 7/1/33[6]	2,015,000	1,958,429
3.00%, 7/1/33-8/1/48[6]	4,385,000	4,285,959
3.50%, 7/1/33-8/1/48[6]	13,745,000	13,702,611
4.00%, 8/1/48[6]	3,240,000	3,298,472
4.50%, 8/1/48[6]	12,020,000	12,494,461
5.00%, 8/1/48[6]	4,230,000	4,472,833
Federal National Mortgage Assn. Pool:
5.00%, 3/1/21-7/1/22	1,684	1,723
5.50%, 2/1/35-5/1/36	106,887	116,278
6.50%, 10/1/19-1/1/34	6,838	7,566
7.00%, 1/1/30-12/1/32	15,378	17,324
7.50%, 1/1/33	3,140	3,610
8.50%, 7/1/32	3,599	3,660
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 221,Cl. 2, 99.999%, 5/25/23[3]	1,352	174
Series 222,Cl. 2, 99.999%, 6/25/23[3]	147,099	17,301
Series 252,Cl. 2, 0.00%, 11/25/23[3,4]	129,509	17,522
Series 294,Cl. 2, 99.999%, 2/25/28[3]	19,483	4,294
Series 301,Cl. 2, 18.913%, 4/25/29[3]	1,601	336
Series 303,Cl. IO, 56.407%, 11/25/29[3]	34,844	8,180
Series 320,Cl. 2, 58.065%, 4/25/32[3]	138,674	33,796
Series 321,Cl. 2, 19.061%, 4/25/32[3]	343,587	81,334
Series 324,Cl. 2, 8.578%, 7/25/32[3]	3,492	846
Series 331,Cl. 5, 0.00%, 2/25/33[3,4]	4,900	884
Series 331,Cl. 9, 25.40%, 2/25/33[3]	112,916	22,588
Series 334,Cl. 12, 0.00%, 3/25/33[3,4]	8,040	1,710
Series 334,Cl. 17, 35.934%, 2/25/33[3]	70,610	17,163
Series 339,Cl. 12, 0.00%, 6/25/33[3,4]	112,673	28,780
Series 339,Cl. 7, 0.00%, 11/25/33[3,4]	236,474	52,181
Series 343,Cl. 13, 0.00%, 9/25/33[3,4]	120,756	25,231
Series 343,Cl. 18, 0.00%, 5/25/34[3,4]	28,224	6,701
Series 345,Cl. 9, 0.00%, 1/25/34[3,4]	85,342	19,565
Series 351,Cl. 10, 0.00%, 4/25/34[3,4]	36,609	8,918
Series 351,Cl. 8, 0.00%, 4/25/34[3,4]	64,016	12,591
Series 356,Cl. 10, 0.00%, 6/25/35[3,4]	45,484	9,881
Series 356,Cl. 12, 0.00%, 2/25/35[3,4]	22,239	4,854
Series 362,Cl. 13, 0.00%, 8/25/35[3,4]	89,219	21,784
Series 364,Cl. 15, 0.00%, 9/25/35[3,4]	4,672	920
Series 364,Cl. 16, 0.00%, 9/25/35[3,4]	97,303	23,741
Series 365,Cl. 16, 0.00%, 3/25/36[3,4]	124,291	25,338
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1993-87,Cl. Z, 6.50%, 6/25/23	102,885	108,069
Series 1998-58,Cl. PC, 6.50%, 10/25/28	87,624	95,160

7        OPPENHEIMER TOTAL RETURN BOND FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass- Through Certificates: (Continued)
Series 1998-61,Cl. PL, 6.00%, 11/25/28	$43,739	$47,318
Series 1999-54,Cl. LH, 6.50%, 11/25/29	72,400	78,604
Series 2001-51,Cl. OD, 6.50%, 10/25/31	4,806	5,095
Series 2001-74,Cl. QE, 6.00%, 12/25/31	107,726	117,585
Series 2003-100,Cl. PA, 5.00%, 10/25/18	949	948
Series 2003-28,Cl. KG, 5.50%, 4/25/23	289,177	300,975
Series 2003-84,Cl. GE, 4.50%, 9/25/18	87	87
Series 2004-25,Cl. PC, 5.50%, 1/25/34	865	871
Series 2005-73,Cl. DF, 2.341% [LIBOR01M+25], 8/25/35[2]	2,512	2,521
Series 2006-11,Cl. PS, 16.899% [-3.667 x LIBOR01M+2,456.67], 3/25/36[2]	66,248	95,483
Series 2006-46,Cl. SW, 16.532% [-3.667 x LIBOR01M+2,419.92], 6/25/36[2]	44,699	61,049
Series 2006-50,Cl. KS, 16.533% [-3.667 x LIBOR01M+2,420], 6/25/36[2]	58,852	83,053
Series 2008-75,Cl. DB, 4.50%, 9/25/23	2,021	2,023
Series 2009-113,Cl. DB, 3.00%, 12/25/20	11,060	11,059
Series 2009-36,Cl. FA, 3.031% [LIBOR01M+94], 6/25/37[2]	30,236	30,935
Series 2009-70,Cl. TL, 4.00%, 8/25/19	1,140	1,140
Series 2010-43,Cl. KG, 3.00%, 1/25/21	5,665	5,668
Series 2011-3,Cl. EL, 3.00%, 5/25/20	14,557	14,545
Series 2011-38,Cl. AH, 2.75%, 5/25/20	113	113
Series 2011-82,Cl. AD, 4.00%, 8/25/26	15,957	15,996
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass- Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2001-61,Cl. SH, 18.22%, 11/18/31[3]	4,282	738
Series 2001-63,Cl. SD, 44.827%, 12/18/31[3]	1,452	220
Series 2001-65,Cl. S, 30.557%, 11/25/31[3]	107,433	20,763
Series 2001-68,Cl. SC, 43.80%, 11/25/31[3]	1,028	167
Series 2001-81,Cl. S, 30.24%, 1/25/32[3]	32,078	5,280
Series 2002-28,Cl. SA, 33.764%, 4/25/32[3]	1,000	168
Series 2002-38,Cl. SO, 78.35%, 4/25/32[3]	3,078	441
Series 2002-39,Cl. SD, 56.963%, 3/18/32[3]	2,036	360
Series 2002-47,Cl. NS, 34.366%, 4/25/32[3]	99,546	16,651
Series 2002-48,Cl. S, 38.558%, 7/25/32[3]	1,602	285
Series 2002-51,Cl. S, 33.324%, 8/25/32[3]	91,383	14,576
Series 2002-52,Cl. SD, 79.406%, 9/25/32[3]	143,269	24,368
Series 2002-52,Cl. SL, 33.322%, 9/25/32[3]	1,034	181
Series 2002-53,Cl. SK, 78.535%, 4/25/32[3]	7,093	1,285
Series 2002-56,Cl. SN, 35.487%, 7/25/32[3]	2,184	389
Series 2002-60,Cl. SM, 15.95%, 8/25/32[3]	13,428	1,824
Series 2002-7,Cl. SK, 21.808%, 1/25/32[3]	6,312	932
Series 2002-77,Cl. BS, 23.745%, 12/18/32[3]	9,418	1,587
Series 2002-77,Cl. IS, 53.752%, 12/18/32[3]	5,245	929
Series 2002-77,Cl. SH, 33.756%, 12/18/32[3]	45,065	7,101

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass- Through Certificates, Interest-Only Stripped Mtg.-Backed Security: (Continued)
Series 2002-84,Cl. SA, 27.367%, 12/25/32[3]	$103,694	$17,127
Series 2002-9,Cl. MS, 27.368%, 3/25/32[3]	1,646	297
Series 2002-90,Cl. SN, 16.257%, 8/25/32[3]	6,908	938
Series 2002-90,Cl. SY, 22.507%, 9/25/32[3]	5,190	731
Series 2003-26,Cl. DI, 66.862%, 4/25/33[3]	5,092	1,311
Series 2003-33,Cl. SP, 28.908%, 5/25/33[3]	107,625	21,007
Series 2003-4,Cl. S, 21.287%, 2/25/33[3]	66,012	12,462
Series 2004-54,Cl. DS, 99.999%, 11/25/30[3]	94,986	13,725
Series 2005-12,Cl. SC, 33.455%, 3/25/35[3]	24,658	3,364
Series 2005-14,Cl. SE, 39.051%, 3/25/35[3]	76,710	8,406
Series 2005-40,Cl. SA, 99.999%, 5/25/35[3]	216,372	28,553
Series 2005-40,Cl. SB, 65.684%, 5/25/35[3]	9,876	1,137
Series 2005-52,Cl. JH, 30.068%, 5/25/35[3]	55,458	6,643
Series 2005-93,Cl. SI, 5.283%, 10/25/35[3]	161,227	21,268
Series 2008-55,Cl. SA, 0.00%, 7/25/38[3,4]	8,092	724
Series 2009-8,Cl. BS, 99.999%, 2/25/24[3]	1,318	66
Series 2011-96,Cl. SA, 7.854%, 10/25/41[3]	55,912	7,545
Series 2012-134,Cl. SA, 2.641%, 12/25/42[3]	144,673	24,182
Series 2012-40,Cl. PI, 10.50%, 4/25/41[3]	106,305	16,672
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass- Through Certificates, Principal-Only Stripped Mtg.-Backed Security, Series 1993-184, Cl. M, 5.195%, 9/25/23[5]	46,406	42,987

		44,430,888
GNMA/Guaranteed—10.1%
Government National Mortgage Assn. I Pool:
7.00%, 12/15/23-3/15/26	4,468	4,634
Government National Mortgage Assn. II Pool:
3.50%, 7/1/48[6]	4,265,000	4,280,327
4.00%, 7/1/48[6]	8,140,000	8,341,434
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 2002-15,Cl. SM, 99.999%, 2/16/32[3]	146,454	1,537
Series 2007-17,Cl. AI, 49.388%, 4/16/37[3]	58,164	8,044
Series 2011-52,Cl. HS, 21.879%, 4/16/41[3]	380,776	43,202

		12,679,178
Non-Agency—16.6%
Commercial—7.9%
Asset Securitization Corp., Interest-Only Stripped Mtg.-Backed Security, Series 1997-D4, Cl. PS1, 99.999%, 4/14/29[3]	1,037,331	594
BCAP LLC Trust, Series 2011-R11, Cl. 18A5, 3.41% [H15T1Y+210], 9/26/35[1,2]	40,829	41,010
Benchmark Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2018-B1, Cl. XA, 13.898%, 1/15/51[3]	1,786,982	71,042

8        OPPENHEIMER TOTAL RETURN BOND FUND/VA

	Principal Amount	Value
Commercial (Continued)
Capital Lease Funding Securitization LP, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 1997-CTL1, Cl. IO, 0.00%, 6/22/24[3,4,7,8]	$209,390	$4,458
CD Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2017- CD6, Cl. XA, 14.496%, 11/13/50[3]	751,418	47,052
Chase Mortgage Finance Trust, Series 2005- A2, Cl. 1A3, 3.602%, 1/25/36[9]	90,035	85,259
Citigroup Commercial Mortgage Trust:
Series 2012-GC8,Cl. AAB, 2.608%, 9/10/45	97,961	97,039
Series 2013-GC17,Cl. XA, 0.00%, 11/10/46[3,4]	574,903	18,968
Series 2014-GC21,Cl. AAB, 3.477%, 5/10/47	95,000	95,853
Citigroup Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2017-C4, Cl. XA, 13.828%, 10/12/50[3]	2,072,963	153,812
COMM Mortgage Trust:
Series 2012-CR3,Cl. ASB, 2.372%, 10/15/45	17,350	17,125
Series 2012-LC4,Cl. A3, 3.069%, 12/10/44	38,865	38,878
Series 2013-CR13,Cl. ASB, 3.706%, 11/10/46	185,000	187,816
Series 2013-CR6,Cl. AM, 3.147%, 3/10/46[1]	245,000	240,290
Series 2014-CR17,Cl. ASB, 3.598%, 5/10/47	265,000	268,288
Series 2014-CR20,Cl. ASB, 3.305%, 11/10/47	65,000	65,149
Series 2014-CR21,Cl. AM, 3.987%, 12/10/47	715,000	717,047
Series 2014-LC15,Cl. AM, 4.198%, 4/10/47	170,000	173,458
Series 2014-UBS6,Cl. AM, 4.048%, 12/10/47	475,000	478,234
Series 2015-CR22,Cl. A2, 2.856%, 3/10/48	120,000	119,769
COMM Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security, Series 2012-CR5, Cl. XA, 23.183%, 12/10/45[3]	2,058,354	116,425
CSMC Mortgage-Backed Trust, Series 2006-6, Cl. 1A4, 6.00%, 7/25/36	155,217	129,975
First Horizon Alternative Mortgage Securities Trust, Series 2005-FA8, Cl. 1A6, 2.741% [US0001M+65], 11/25/35[2]	121,292	94,332
FREMF Mortgage Trust:
Series 2010-K6,Cl. B, 5.542%, 12/25/46[1,9]	55,000	56,703
Series 2013-K25,Cl. C, 3.744%, 11/25/45[1,9]	90,000	87,332
Series 2013-K26,Cl. C, 3.721%, 12/25/45[1,9]	60,000	58,135
Series 2013-K27,Cl. C, 3.615%, 1/25/46[1,9]	95,000	91,551
Series 2013-K28,Cl. C, 3.61%, 6/25/46[1,9]	285,000	281,431
Series 2013-K713,Cl. C, 3.262%, 4/25/46[1,9]	115,000	114,461
Series 2014-K715,Cl. C, 4.265%, 2/25/46[1,9]	50,000	49,895
GS Mortgage Securities Corp. Trust, Series 2012-SHOP, Cl. A, 2.933%, 6/5/31[1]	430,000	430,575
GS Mortgage Securities Trust:
Series 2012-GC6,Cl. A3, 3.482%, 1/10/45	59,774	60,315

	Principal Amount	Value
Commercial (Continued)
GS Mortgage Securities Trust: (Continued)
Series 2013-GC12,Cl. AAB, 2.678%, 6/10/46	$34,422	$34,062
Series 2013-GC16,Cl. AS, 4.649%, 11/10/46	45,000	47,186
Series 2014-GC18,Cl. AAB, 3.648%, 1/10/47	85,000	86,061
GSMSC Pass-Through Trust, Series 2009-3R, Cl. 1A2, 6.00%, 4/25/37[1,9]	211,607	204,193
JP Morgan Chase Commercial Mortgage Securities Trust:
Series 2012-C6,Cl. ASB, 3.144%, 5/15/45	132,008	132,167
Series 2012-LC9,Cl. A4, 2.611%, 12/15/47	20,000	19,682
Series 2013-C10,Cl. AS, 3.372%, 12/15/47	315,000	310,985
Series 2013-C16,Cl. AS, 4.517%, 12/15/46	300,000	313,077
Series 2013-LC11,Cl. AS, 3.216%, 4/15/46	40,000	39,203
Series 2013-LC11,Cl. ASB, 2.554%, 4/15/46	46,915	46,317
Series 2014-C20,Cl. AS, 4.043%, 7/15/47	220,000	222,725
Series 2016-JP3,Cl. A2, 2.435%, 8/15/49	220,000	214,569
JP Morgan Mortgage Trust, Series 2007-A1, Cl. 5A1, 3.692%, 7/25/35[9]	66,289	68,206
JP Morgan Resecuritization Trust, Series 2009-5, Cl. 1A2, 4.278%, 7/26/36[1,9]	202,810	195,235
JPMBB Commercial Mortgage Securities Trust:
Series 2013-C17,Cl. ASB, 3.705%, 1/15/47	75,000	76,088
Series 2014-C18,Cl. A3, 3.578%, 2/15/47	105,000	105,214
Series 2014-C19,Cl. ASB, 3.584%, 4/15/47	40,000	40,428
Series 2014-C24,Cl. B, 4.116%, 11/15/47[9]	245,000	246,091
Series 2014-C25,Cl. AS, 4.065%, 11/15/47	200,000	202,419
Series 2014-C26,Cl. AS, 3.80%, 1/15/48	255,000	254,169
LB Commercial Conduit Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security, Series 1998-C1, Cl. IO, 0.00%, 2/18/30[3,4]	74,010	4
Lehman Structured Securities Corp., Series 2002-GE1, Cl. A, 0.00%, 7/26/24[1,8,9]	30,146	21,878
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2013-C7,Cl. AAB, 2.469%, 2/15/46	92,338	91,083
Series 2013-C9,Cl. AS, 3.456%, 5/15/46	225,000	221,320
Series 2014-C19,Cl. AS, 3.832%, 12/15/47	595,000	592,506
Morgan Stanley Capital I Trust:
Series 2011-C1,5.033%, 9/15/47[1,9]	64,489	66,482
Series 2011-C2,Cl. A4, 4.661%, 6/15/44[1]	75,000	77,701

Morgan Stanley Capital I, Inc., Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2017-HR2, Cl. XA, 12.66%, 12/15/50[3]	683,901	40,903
Morgan Stanley Re-Remic Trust, Series 2012- R3, Cl. 1B, 3.059%, 11/26/36[1,9]	440,098	396,495
Morgan Stanley Resecuritization Trust, Series 2013-R9, Cl. 3A, 3.475%, 6/26/46[1,9]	84,263	84,209
RBSSP Resecuritization Trust, Series 2010-1, Cl. 2A1, 3.644%, 7/26/45[1,9]	13,234	13,560
UBS Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2017-C5, Cl. XA, 13.993%, 11/15/50[3]	1,255,308	84,003

9        OPPENHEIMER TOTAL RETURN BOND FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Commercial (Continued)
Wells Fargo Commercial Mortgage Trust, Series 2015-NXS1, Cl. ASB, 2.934%, 5/15/48	$305,000	$301,127
Wells Fargo Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2017-C42, Cl. XA, 12.341%, 12/15/50[3]	898,268	61,108
WF-RBS Commercial Mortgage Trust:
Series 2013-C14,Cl. AS, 3.488%, 6/15/46	150,000	148,372
Series 2014-C20,Cl. AS, 4.176%, 5/15/47	130,000	131,131
Series 2014-C22,Cl. A3, 3.528%, 9/15/57	45,000	45,197
Series 2014-LC14,Cl. AS, 4.351%, 3/15/47[9]	145,000	148,888

		9,876,315
Multi-Family—0.3%
Connecticut Avenue Securities:
Series 2014-C02,Cl. 1M1, 3.041% [US0001M+95], 5/25/24[2]	109,313	109,632
Series 2017-C04,Cl. 2M1, 2.941% [US0001M+85], 11/25/29[2]	308,869	309,839

		419,471
Residential—8.4%
Banc of America Funding Trust:
Series 2007-1,Cl. 1A3, 6.00%, 1/25/37	84,329	79,260
Series 2007-C,Cl. 1A4, 3.742%, 5/20/36[9]	35,787	34,640
Series 2014-R7,Cl. 3A1, 3.822%, 3/26/36[1,9]	89,661	90,326
Banc of America Mortgage Trust, Series 2007-1, Cl. 1A24, 6.00%, 3/25/37	57,497	54,641
Bear Stearns ARM Trust:
Series 2005-9,Cl. A1, 3.52% [H15T1Y+230], 10/25/352	113,760	115,327
Series 2006-1,Cl. A1, 3.67% [H15T1Y+225], 2/25/362	138,833	140,027
CHL Mortgage Pass-Through Trust:
Series 2005-17,Cl. 1A8, 5.50%, 9/25/35	11,841	11,820
Series 2005-26,Cl. 1A8, 5.50%, 11/25/35	74,090	67,285
Series 2005-J4,Cl. A7, 5.50%, 11/25/35	9,837	9,870
Citigroup Mortgage Loan Trust, Inc., Series 2006-AR1, Cl. 1A1, 4.28% [H15T1Y+240], 10/25/35[2]	348,665	353,036
Connecticut Avenue Securities:
Series 2014-C03,Cl. 1M2, 5.091% [US0001M+300], 7/25/24[2]	311,400	333,897
Series 2016-C03,Cl. 1M1, 4.091% [US0001M+200], 10/25/28[2]	82,053	83,183
Series 2016-C07,Cl. 2M1, 3.391% [US0001M+130], 5/25/29[2]	155,022	155,613
Series 2017-C02,Cl. 2M1, 3.241% [US0001M+115], 9/25/29[2]	430,012	432,483
Series 2017-C03,Cl. 1M1, 3.041% [US0001M+95], 10/25/29[2]	369,857	372,004
Series 2017-C06,Cl. 1M1, 2.841% [US0001M+75], 2/25/30[2]	131,175	131,390
Series 2017-C07,Cl. 1M1, 2.741% [US0001M+65], 5/25/30[2]	196,325	196,364
Series 2017-C07,Cl. 1M2, 4.491% [US0001M+240], 5/25/30[2]	210,000	214,565
Series 2017-C07,Cl. 2M1, 2.741% [US0001M+65], 5/25/30[2]	228,242	228,345
Series 2018-C01,Cl. 1M1, 2.691% [US0001M+60], 7/25/30[2]	290,472	290,148
Series 2018-C02,Cl. 2M1, 2.741% [US0001M+65], 8/25/30[2]	100,776	100,818

	Principal Amount	Value
Residential (Continued)
Connecticut Avenue Securities: (Continued)
Series 2018-C03,Cl. 1M1, 2.771% [US0001M+68], 10/25/30[2]	$285,995	$285,966
Series 2018-C04,Cl. 2M1, 2.852% [US0001M+75], 12/25/30[2,6]	285,000	285,733
GSR Mortgage Loan Trust, Series 2005-AR4, Cl. 6A1, 4.349%, 7/25/35[9]	61,495	62,100
HomeBanc Mortgage Trust, Series 2005-3, Cl. A2, 2.401% [US0001M+31], 7/25/35[2]	26,508	26,485
MASTR Asset Backed Securities Trust, Series 2006-WMC3, Cl. A3, 2.191% [US0001M+10], 8/25/36[2]	46,411	24,641
RALI Trust:
Series 2006-QS13,Cl. 1A8, 6.00%, 9/25/36	654	585
Series 2007-QS6,Cl. A28, 5.75%, 4/25/37	8,316	7,585
STACR Trust, Series 2018-DNA2, Cl. M1, 2.857% [US0001M+80], 12/25/30[1,2]	380,000	380,088
Structured Agency Credit Risk Debt Nts.:
Series 2013-DN2,Cl. M2, 6.341% [US0001M+425], 11/25/23[2]	273,652	304,279
Series 2014-DN1,Cl. M2, 4.291% [US0001M+220], 2/25/24[2]	40,957	42,124
Series 2014-DN1,Cl. M3, 6.591% [US0001M+450], 2/25/24[2]	210,000	242,352
Series 2014-DN2,Cl. M3, 5.691% [US0001M+360], 4/25/24[2]	225,000	249,756
Series 2014-HQ2,Cl. M3, 5.841% [US0001M+375], 9/25/24[2]	335,000	382,589
Series 2015-HQA2,Cl. M2, 4.891% [US0001M+280], 5/25/28[2]	51,515	52,970
Series 2016-DNA1,Cl. M2, 4.991% [US0001M+290], 7/25/28[2]	95,858	98,348
Series 2016-DNA4,Cl. M1, 2.891% [US0001M+80], 3/25/29[2]	47,333	47,377
Series 2016-DNA4,Cl. M3, 5.891% [US0001M+380], 3/25/29[2]	325,000	362,112
Series 2016-HQA3,Cl. M1, 2.891% [US0001M+80], 3/25/29[2]	232,538	232,845
Series 2016-HQA3,Cl. M3, 5.941% [US0001M+385], 3/25/29[2]	110,000	122,827
Series 2016-HQA4,Cl. M1, 2.891% [US0001M+80], 4/25/29[2]	164,209	164,381
Series 2016-HQA4,Cl. M3, 5.991% [US0001M+390], 4/25/29[2]	320,000	357,843
Series 2017-HQA1,Cl. M1, 3.291% [US0001M+120], 8/25/29[2]	572,363	576,318
Series 2017-HQA2,Cl. M1, 2.891% [US0001M+80], 12/25/29[2]	192,611	193,000
Series 2017-HQA3,Cl. M1, 2.641% [US0001M+55], 4/25/30[2]	535,499	535,161
Series 2018-DNA1,Cl. M1, 2.541% [US0001M+45], 7/25/30[2]	426,068	424,398
Series 2018-DNA1,Cl. M2, 3.891% [US0001M+180], 7/25/30[2]	420,000	413,533
WaMu Mortgage Pass-Through Certificates Trust:
Series 2003-AR10,Cl. A7, 3.459%, 10/25/33[9]	74,097	75,306
Series 2005-AR14,Cl. 1A4, 3.413%, 12/25/35[9]	150,845	152,447
Series 2005-AR16,Cl. 1A1, 3.398%, 12/25/35[9]	65,284	65,667
Wells Fargo Mortgage-Backed Securities Trust:
Series 2005-AR15,Cl. 1A2, 3.552%, 9/25/35[9]	67,669	65,954
Series 2005-AR15,Cl. 1A6, 3.552%, 9/25/35[9]	26,236	25,388

10        OPPENHEIMER TOTAL RETURN BOND FUND/VA

	Principal Amount	Value
Residential (Continued)
Wells Fargo Mortgage-Backed Securities Trust: (Continued)
Series 2005-AR4,Cl. 2A2, 3.97%, 4/25/35[9]	$161,328	$162,790
Series 2006-AR10,Cl. 1A1, 4.12%, 7/25/36[9]	49,133	48,214
Series 2006-AR10,Cl. 5A5, 4.278%, 7/25/36[9]	130,034	132,146
Series 2006-AR2,Cl. 2A3, 3.822%, 3/25/36[9]	57,791	58,561
Series 2006-AR7,Cl. 2A4, 4.323%, 5/25/36[9]	13,034	13,362
Series 2006-AR8,Cl. 2A1, 3.933%, 4/25/36[9]	130,298	132,688
Series 2006-AR8,Cl. 2A4, 3.933%, 4/25/36[9]	57,035	58,080
Series 2007-16,Cl. 1A1, 6.00%, 12/28/37	44,428	45,141

		10,406,182

Total Mortgage-Backed Obligations (Cost $78,860,439)		77,812,034
U.S. Government Obligation—0.2%
United States Treasury Nts., 1.50%, 5/31/19[10,11] (Cost $193,236)	193,000	191,541
Corporate Bonds and Notes—49.4%
Consumer Discretionary—8.0%
Automobiles—2.3%
Daimler Finance North America LLC:
2.20% Sr. Unsec. Nts., 5/5/20[1]	285,000	279,586
3.75% Sr. Unsec. Nts., 2/22/28[1]	265,000	257,211
Ford Motor Credit Co. LLC:
2.425% Sr. Unsec. Nts., 6/12/20	221,000	216,793
3.664% Sr. Unsec. Nts., 9/8/24	219,000	209,791
General Motors Co., 6.25% Sr. Unsec. Nts., 10/2/43	78,000	81,038
General Motors Financial Co., Inc., 3.15% Sr. Unsec. Nts., 6/30/22	301,000	292,804
Harley-Davidson Financial Services, Inc., 2.40% Sr. Unsec. Nts., 6/15/20[1]	323,000	316,882
Harley-Davidson, Inc., 4.625% Sr. Unsec. Nts., 7/28/45	86,000	83,693
Hyundai Capital America:
1.75% Sr. Unsec. Nts., 9/27/19[1]	243,000	238,396
4.125% Sr. Unsec. Nts., 6/8/23[1]	315,000	313,615
Nissan Motor Acceptance Corp., 2.15%
Sr. Unsec. Nts., 9/28/20[1]	217,000	211,476
Volkswagen Group of America Finance
LLC, 2.45% Sr. Unsec. Nts., 11/20/19[1]	338,000	334,362

		2,835,647
Diversified Consumer Services—0.3%
Service Corp. International, 4.625% Sr. Unsec. Nts., 12/15/27	340,000	322,014
Hotels, Restaurants & Leisure—0.4%
Aramark Services, Inc., 5.00% Sr. Unsec. Nts., 4/1/25[1]	163,000	162,593
Royal Caribbean Cruises Ltd., 2.65% Sr.
Unsec. Nts., 11/28/20	287,000	282,257

		444,850
Household Durables—1.1%
DR Horton, Inc., 2.55% Sr. Unsec. Nts., 12/1/20	320,000	313,794
Lennar Corp., 4.75% Sr. Unsec. Nts., 5/30/25	314,000	304,972
Newell Brands, Inc., 5.00% Sr. Unsec. Nts., 11/15/23	171,000	174,863
PulteGroup, Inc., 5.00% Sr. Unsec. Nts., 1/15/27	251,000	239,391

	Principal Amount	Value
Household Durables (Continued)
Toll Brothers Finance Corp.:
4.375% Sr. Unsec. Nts., 4/15/23	$257,000	$252,824
4.875% Sr. Unsec. Nts., 3/15/27	75,000	70,313

		1,356,157
Internet & Catalog Retail—0.5%
Amazon.com, Inc., 4.95% Sr. Unsec. Nts., 12/5/44	113,000	125,773
QVC, Inc., 4.45% Sr. Sec. Nts., 2/15/25	565,000	546,675

		672,448
Media—1.6%
21st Century Fox America, Inc., 4.75% Sr. Unsec. Nts., 11/15/46	116,000	120,168
Charter Communications Operating LLC/ Charter Communications Operating Capital, 5.375% Sr. Sec. Nts., 5/1/47	139,000	126,574
Comcast Cable Communications
Holdings, Inc., 9.455% Sr. Unsec. Nts., 11/15/22	306,000	375,632
Interpublic Group of Cos., Inc. (The), 4.20% Sr. Unsec. Nts., 4/15/24	311,000	313,114
Sky plc, 3.75% Sr. Unsec. Nts., 9/16/24[1]	152,000	151,265
Time Warner Cable LLC, 4.50% Sr. Unsec. Unsub. Nts., 9/15/42	236,000	194,432
Viacom, Inc., 4.375% Sr. Unsec. Nts., 3/15/43	100,000	83,307
Virgin Media Secured Finance plc, 5.25% Sr. Sec. Nts., 1/15/26[1]	319,000	296,271
WPP Finance 2010, 3.75% Sr. Unsec. Nts., 9/19/24	352,000	340,352

		2,001,115
Multiline Retail—0.2%
Dollar Tree, Inc., 4.00% Sr. Unsec. Nts., 5/15/25	323,000	316,079
Specialty Retail—1.2%
AutoZone, Inc., 1.625% Sr. Unsec. Nts., 4/21/19	64,000	63,534
Best Buy Co., Inc., 5.50% Sr. Unsec. Nts., 3/15/21	305,000	319,889
L Brands, Inc., 5.625% Sr. Unsec. Nts., 2/15/22	322,000	328,440
Ross Stores, Inc., 3.375% Sr. Unsec. Nts., 9/15/24	324,000	320,026
Sally Holdings LLC/Sally Capital, Inc., 5.625% Sr. Unsec. Nts., 12/1/25	123,000	114,082
Signet UK Finance plc, 4.70% Sr. Unsec. Nts., 6/15/24	342,000	321,641

		1,467,612
Textiles, Apparel & Luxury Goods—0.4%
Hanesbrands, Inc., 4.875% Sr. Unsec. Nts., 5/15/26[1]	316,000	306,520
Levi Strauss & Co., 5.00% Sr. Unsec. Nts., 5/1/25	239,000	239,000

		545,520
Consumer Staples—4.5%
Beverages—1.5%
Anheuser-Busch InBev Finance, Inc.:
3.65% Sr. Unsec. Nts., 2/1/26	85,000	83,321
4.90% Sr. Unsec. Nts., 2/1/46	121,000	124,877
Anheuser-Busch InBev Worldwide, Inc., 8.20% Sr. Unsec. Unsub. Nts., 1/15/39	186,000	266,525
Bacardi Ltd., 4.70% Sr. Unsec. Nts., 5/15/28[1]	163,000	160,566
Maple Escrow Subsidiary, Inc.:
4.057% Sr. Unsec. Nts., 5/25/23[1]	327,000	328,577
4.597% Sr. Unsec. Nts., 5/25/28[1]	162,000	162,851

11        OPPENHEIMER TOTAL RETURN BOND FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Beverages (Continued)
Molson Coors Brewing Co.:
1.45% Sr. Unsec. Nts., 7/15/19	$109,000	$107,305
2.10% Sr. Unsec. Nts., 7/15/21	284,000	272,511
4.20% Sr. Unsec. Nts., 7/15/46	48,000	43,229
Pernod Ricard SA, 4.25% Sr. Unsec. Nts., 7/15/22[1]	307,000	313,806

		1,863,568
Food & Staples Retailing—0.4%
Alimentation Couche-Tard, Inc., 2.35% Sr. Unsec. Nts., 12/13/19[1]	343,000	338,914
Kroger Co. (The):
2.00% Sr. Unsec. Nts., 1/15/19	15,000	14,930
4.45% Sr. Unsec. Nts., 2/1/47	89,000	81,196
6.90% Sr. Unsec. Nts., 4/15/38	79,000	95,774

		530,814
Food Products—1.5%
Bunge Ltd. Finance Corp.:
3.25% Sr. Unsec. Nts., 8/15/26	216,000	197,424
8.50% Sr. Unsec. Nts., 6/15/19	305,000	320,445
Campbell Soup Co., 3.30% Sr. Unsec. Nts., 3/15/21	311,000	309,891
General Mills, Inc., 4.70% Sr. Unsec. Nts., 4/17/48	104,000	99,766
Kraft Heinz Foods Co., 3.95% Sr. Unsec. Nts., 7/15/25	177,000	172,253
Lamb Weston Holdings, Inc., 4.875% Sr. Unsec. Nts., 11/1/26[1]	308,000	300,300
Smithfield Foods, Inc.:
2.70% Sr. Unsec. Nts., 1/31/20[1]	137,000	135,081
3.35% Sr. Unsec. Nts., 2/1/22[1]	174,000	168,117
Tyson Foods, Inc., 3.55% Sr. Unsec. Nts., 6/2/27	164,000	155,388

		1,858,665
Tobacco—1.1%
Altria Group, Inc., 4.00% Sr. Unsec. Nts., 1/31/24	222,000	224,863
BAT Capital Corp.:
2.297% Sr. Unsec. Nts., 8/14/20[1]	330,000	323,034
3.557% Sr. Unsec. Nts., 8/15/27[1]	169,000	157,478
Imperial Tobacco Finance plc, 2.95% Sr. Unsec. Nts., 7/21/20[1]	325,000	321,796
Philip Morris International, Inc.,
2.50% Sr. Unsec. Nts., 11/2/22	288,000	276,382

		1,303,553
Energy—3.6%
Energy Equipment & Services—0.3%
Halliburton Co., 5.00% Sr. Unsec. Nts., 11/15/45	70,000	74,804
Helmerich & Payne International Drilling
Co., 4.65% Sr. Unsec. Nts., 3/15/25	194,000	200,530
Schlumberger Holdings Corp., 4.00% Sr.
Unsec. Nts., 12/21/25[1]	184,000	183,620

		458,954
Oil, Gas & Consumable Fuels—3.3%
Anadarko Petroleum Corp.:
4.50% Sr. Unsec. Nts., 7/15/44	64,000	59,775
6.20% Sr. Unsec. Nts., 3/15/40	53,000	59,860
Andeavor, 5.125% Sr. Unsec. Nts., 12/15/26	283,000	296,431
Andeavor Logistics LP/Tesoro Logistics Finance Corp.:
4.25% Sr. Unsec. Nts., 12/1/27	166,000	160,009
5.25% Sr. Unsec. Nts., 1/15/25	107,000	109,796
Apache Corp., 4.75% Sr. Unsec. Nts., 4/15/43	96,000	91,410
Buckeye Partners LP, 3.95% Sr. Unsec. Nts., 12/1/26	85,000	77,229

	Principal Amount	Value
Oil, Gas & Consumable Fuels (Continued)
Columbia Pipeline Group, Inc.:
3.30% Sr. Unsec. Nts., 6/1/20	$302,000	$300,877
4.50% Sr. Unsec. Nts., 6/1/25	162,000	162,372
ConocoPhillips Co.:
4.95% Sr. Unsec. Nts., 3/15/26	35,000	37,769
5.95% Sr. Unsec. Nts., 3/15/46	70,000	87,354
Devon Energy Corp., 4.75% Sr.
Unsec. Nts., 5/15/42	74,000	72,445
Energy Transfer Partners LP, 5.30% Sr.
Unsec. Nts., 4/15/47	94,000	86,236
Enterprise Products Operating LLC:
4.85% Sr. Unsec. Nts., 8/15/42	79,000	79,088
4.90% Sr. Unsec. Nts., 5/15/46	27,000	27,134
EQT Corp., 2.50% Sr. Unsec. Nts., 10/1/20	340,000	332,371
Kinder Morgan, Inc.:
5.20% Sr. Unsec. Nts., 3/1/48	80,000	77,573
5.55% Sr. Unsec. Nts., 6/1/45	138,000	139,812
Noble Energy, Inc., 5.05% Sr. Unsec. Nts., 11/15/44	87,000	87,195
ONEOK Partners LP, 8.625% Sr. Unsec. Nts., 3/1/19	192,000	198,760
Pioneer Natural Resources Co.,
3.45% Sr. Unsec. Nts., 1/15/21	318,000	318,840
Sabine Pass Liquefaction LLC:
4.20% Sr. Sec. Nts., 3/15/28	166,000	159,886
5.625% Sr. Sec. Nts., 2/1/21	237,000	247,992
Shell International Finance BV,
4.00% Sr. Unsec. Nts., 5/10/46	110,000	106,707
Sunoco Logistics Partners Operations LP, 4.00% Sr. Unsec. Nts., 10/1/27	190,000	177,822
TransCanada PipeLines Ltd., .
7.625% Sr. Unsec. Nts., 1/15/39	71,000	93,326
Williams Cos., Inc. (The), 3.70% Sr. Unsec. Unsub. Nts., 1/15/23	318,000	309,255
Williams Partners LP, 3.75% Sr. Unsec. Nts., 6/15/27	131,000	123,878

		4,081,202
Financials—13.4%
Capital Markets—2.6%
Apollo Management Holdings LP, 4.00% Sr. Unsec. Nts., 5/30/24[1]	184,000	182,925
Blackstone Holdings Finance Co. LLC, 3.15% Sr. Unsec. Nts., 10/2/27[1]	121,000	113,634
Brookfield Asset Management, Inc., 4.00% Sr. Unsec. Nts., 1/15/25	252,000	249,406
Credit Suisse AG (New York), 3.625% Sr. Unsec. Nts., 9/9/24	189,000	186,382
Credit Suisse Group Funding
Guernsey Ltd., 4.55% Sr. Unsec. Nts., 4/17/26	147,000	147,179
E*TRADE Financial Corp., 5.875% [US0003M+443.5] Jr. Sub. Perpetual Bonds[2,12]	308,000	314,160
Goldman Sachs Group, Inc. (The):
3.50% Sr. Unsec. Nts., 11/16/26	172,000	162,176
3.75% Sr. Unsec. Nts., 2/25/26	170,000	164,929
4.017% [US0003M+137.3] Sr. Unsec.
Nts., 10/31/38[2]	136,000	124,074
Morgan Stanley:
4.375% Sr. Unsec. Nts., 1/22/47	219,000	209,465
5.00% Sub. Nts., 11/24/25	264,000	274,007
MSCI, Inc., 4.75% Sr. Unsec. Nts., 8/1/26[1]	317,000	307,490
Northern Trust Corp., 3.375%
[US0003M+113.1] Sub. Nts., 5/8/32[2]	119,000	111,875
Raymond James Financial, Inc., 3.625% Sr. Unsec. Nts., 9/15/26	157,000	150,980

12        OPPENHEIMER TOTAL RETURN BOND FUND/VA

	Principal Amount	Value
Capital Markets (Continued)
TD Ameritrade Holding Corp., 3.30% Sr. Unsec. Nts., 4/1/27	$197,000	$188,117
UBS Group Funding Switzerland AG:
4.125% Sr. Unsec. Nts., 4/15/26[1]	153,000	151,521
4.253% Sr. Unsec. Nts., 3/23/28[1]	135,000	134,229

		3,172,549
Commercial Banks—6.5%
ABN AMRO Bank NV, 4.40%
[USSW5+219.7] Sub. Nts., 3/27/28[2]	321,000	315,285
Australia & New Zealand Banking Group
Ltd. (New York), 2.625% Sr. Unsec. Nts., 5/19/22	261,000	252,366
Banco Santander SA, 4.379%
Sr. Unsec. Nts., 4/12/28	200,000	191,524
Bank of America Corp.:
3.248% Sr. Unsec. Nts., 10/21/27	269,000	250,897
3.824% [US0003M+157.5] Sr. Unsec. Nts., 1/20/28[2]	185,000	180,587
7.75% Jr. Sub. Nts., 5/14/38	232,000	315,085
Barclays plc, 4.375% Sr. Unsec. Nts., 1/12/26	326,000	317,428
BB&T Corp., 2.85% Sr. Unsec. Nts., 10/26/24	247,000	234,460
BNP Paribas SA, 4.625% Sub. Nts., 3/13/27[1]	184,000	180,857
BPCE SA, 4.50% Sub. Nts., 3/15/25[1]	185,000	180,560
Citigroup, Inc.:
4.075% [US0003M+119.2] Sr.
Unsec. Nts., 4/23/29[2]	256,000	251,464
4.281% [US0003M+183.9] Sr.
Unsec. Nts., 4/24/48[2]	334,000	316,894
Citizens Bank NA (Providence RI):
2.55% Sr. Unsec. Nts., 5/13/21	155,000	151,273
2.65% Sr. Unsec. Nts., 5/26/22	65,000	62,896
Commonwealth Bank of Australia, 3.15% Sr. Unsec. Nts., 9/19/27[1]	236,000	220,636
Compass Bank, 2.875% Sr. Unsec. Nts., 6/29/22	285,000	275,308
Credit Agricole SA, 4.375% Sub. Nts., 3/17/25[1]	310,000	300,346
Fifth Third Bank (Cincinnati OH), 3.85% Sub. Nts., 3/15/26	168,000	165,453
First Republic Bank, 4.375% Sub. Nts., 8/1/46	127,000	121,880
HSBC Holdings plc:
3.95% [US0003M+98.72] Sr.
Unsec. Nts., 5/18/24[2]	103,000	102,781
4.041% [US0003M+154.6] Sr.
Unsec. Nts., 3/13/28[2]	125,000	121,437
4.583% [US0003M+153.46] Sr. Unsec. Nts., 6/19/29[2]	171,000	172,853
Huntington Bancshares, Inc.:
3.15% Sr. Unsec. Nts., 3/14/21	155,000	154,220
4.00% Sr. Unsec. Nts., 5/15/25	317,000	318,340
Intesa Sanpaolo SpA, 3.875% Sr. Unsec.
Nts., 7/14/27[1]	225,000	194,428
JPMorgan Chase & Co.:
3.54% [US0003M+138] Sr. Unsec. Nts., 5/1/28[2]	259,000	248,150
3.782% [US0003M+133.7] Sr.
Unsec. Nts., 2/1/28[2]	473,000	461,169
Lloyds Banking Group plc, 6.657% [US0003M+127] Jr. Sub. Perpetual Bonds[2,7,12]	334,000	357,474
PNC Financial Services Group, Inc. (The), 3.15% Sr. Unsec. Nts., 5/19/27	235,000	223,555
Regions Bank (Birmingham AL), 2.75% Sr. Unsec. Nts., 4/1/21	226,000	222,677

	Principal Amount	Value
Commercial Banks (Continued)
Regions Financial Corp., 2.75% Sr. Unsec. Nts., 8/14/22	$177,000	$170,891
Royal Bank of Scotland Group plc, 3.498% [US0003M+148] Sr. Unsec. Nts., 5/15/23[2]	192,000	186,107
SunTrust Bank (Atlanta GA), 3.30% Sub. Nts., 5/15/26	112,000	105,828
Synovus Financial Corp., 3.125% Sr. Unsec. Nts., 11/1/22	180,000	172,125
US Bancorp:
3.10% Sub. Nts., 4/27/26	204,000	192,541
3.15% Sr. Unsec. Nts., 4/27/27	62,000	59,310
Wells Fargo & Co.:
3.584% [US0003M+131] Sr. Unsec. Nts., 5/22/28[2]	257,000	246,422
4.75% Sub. Nts., 12/7/46	160,000	155,061

		8,150,568
Consumer Finance—0.7%
American Express Co., 2.50% Sr. Unsec. Nts., 8/1/22	105,000	100,756
American Express Credit Corp., 3.30% Sr. Unsec. Nts., 5/3/27	194,000	187,085
Capital One Financial Corp.,
3.75% Sr. Unsec. Nts., 3/9/27	103,000	97,681
Discover Financial Services:
3.75% Sr. Unsec. Nts., 3/4/25	137,000	130,966
4.10% Sr. Unsec. Nts., 2/9/27	120,000	115,266
Electricite de France SA, 6.50% Sr.
Unsec. Nts., 1/26/19[1]	246,000	251,085

		882,839
Diversified Financial Services—0.6%
Berkshire Hathaway Energy Co.:
2.00% Sr. Unsec. Nts., 11/15/18	102,000	101,793
3.80% Sr. Unsec. Nts., 7/15/48	75,000	68,973
Peachtree Corners Funding Trust, 3.976% Sr. Unsec. Nts., 2/15/25[1]	121,000	117,864
Precision Castparts Corp.,
2.50% Sr. Unsec. Nts., 1/15/23	204,000	196,685
Voya Financial, Inc., 5.65%
[US0003M+358] Jr. Sub. Nts., 5/15/53[2]	300,000	302,250

		787,565
Insurance—1.6%
AXA Equitable Holdings, Inc.,
4.35% Sr. Unsec. Nts., 4/20/28[1]	172,000	164,684
AXIS Specialty Finance plc, 5.15% Sr.
Unsec. Nts., 4/1/45	167,000	164,295
Boardwalk Pipelines LP,
4.95% Sr. Unsec. Nts., 12/15/24	156,000	158,963
Brighthouse Financial, Inc., .
3.70% Sr. Unsec. Nts., 6/22/27	67,000	59,738
CNA Financial Corp.,
3.45% Sr. Unsec. Nts., 8/15/27	239,000	221,760
Hartford Financial Services Group, Inc. (The), 4.40% Sr. Unsec. Nts., 3/15/48	192,000	185,414
Lincoln National Corp., 3.80% Sr. Unsec. Nts., 3/1/28	193,000	184,710
Manulife Financial Corp., 4.061%
[USISDA05+164.7] Sub. Nts., 2/24/32[2]	202,000	191,965
Marsh & McLennan Cos., Inc., 4.35% Sr. Unsec. Nts., 1/30/47	106,000	105,780
Nuveen Finance LLC, 4.125% Sr. Unsec. Nts., 11/1/24[1]	316,000	314,564
Prudential Financial, Inc., 5.20% [US0003M+304] Jr. Sub. Nts., 3/15/44[2]	243,000	242,393

		1,994,266

13        OPPENHEIMER TOTAL RETURN BOND FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Real Estate Investment Trusts (REITs)—1.4%
American Tower Corp.:
2.80% Sr. Unsec. Nts., 6/1/20	$72,000	$71,412
3.00% Sr. Unsec. Nts., 6/15/23	262,000	251,424
3.60% Sr. Unsec. Nts., 1/15/28	174,000	161,478
5.05% Sr. Unsec. Unsub. Nts., 9/1/20	185,000	191,542
Crown Castle International Corp., 3.65%
Sr. Unsec. Nts., 9/1/27	170,000	158,368
Digital Realty Trust LP:
3.40% Sr. Unsec. Nts., 10/1/20	29,000	29,034
5.875% Sr. Unsec. Nts., 2/1/20	118,000	122,119
HCP, Inc., 2.625% Sr. Unsec. Nts., 2/1/20	326,000	322,223
Lamar Media Corp., 5.75% Sr. Unsec. Nts., 2/1/26	307,000	313,524
VEREIT Operating Partnership LP, 3.00%
Sr. Unsec. Nts., 2/6/19	126,000	125,959

		1,747,083
Health Care—4.4%
Biotechnology—0.9%
AbbVie, Inc.:
3.60% Sr. Unsec. Nts., 5/14/25	202,000	195,873
4.70% Sr. Unsec. Nts., 5/14/45	62,000	61,691
Amgen, Inc., 4.563% Sr. Unsec. Nts., 6/15/48	114,000	111,958
Biogen, Inc., 5.20% Sr. Unsec. Nts., 9/15/45	77,000	81,795
Celgene Corp.:
3.875% Sr. Unsec. Nts., 8/15/25	195,000	189,726
5.00% Sr. Unsec. Nts., 8/15/45	39,000	38,299
Gilead Sciences, Inc., 4.75% Sr. Unsec. Nts., 3/1/46	133,000	137,489
Shire Acquisitions Investments Ireland
DAC, 1.90% Sr. Unsec. Nts., 9/23/19	354,000	348,692

		1,165,523
Health Care Equipment & Supplies—0.9%
Abbott Laboratories:
2.35% Sr. Unsec. Nts., 11/22/19	60,000	59,667
3.75% Sr. Unsec. Nts., 11/30/26	280,000	275,611
Becton Dickinson & Co.:
2.404% Sr. Unsec. Nts., 6/5/20	213,000	209,266
3.70% Sr. Unsec. Nts., 6/6/27	252,000	238,710
Edwards Lifesciences Corp., 4.30% Sr. Unsec. Nts., 6/15/28	161,000	160,998
Hologic, Inc., 4.375% Sr. Unsec. Nts., 10/15/25[1]	13,000	12,447
Medtronic, Inc., 4.625% Sr. Unsec. Nts., 3/15/45	136,000	144,387

		1,101,086
Health Care Providers & Services—1.3%
Cigna Corp., 5.125% Sr. Unsec. Nts., 6/15/20	286,000	295,220
CVS Health Corp.:
2.125% Sr. Unsec. Nts., 6/1/21	334,000	321,271
5.05% Sr. Unsec. Nts., 3/25/48	286,000	289,965
Fresenius Medical Care US Finance II,
Inc., 5.875% Sr. Unsec. Nts., 1/31/22[1]	431,000	457,202
UnitedHealth Group, Inc., 2.75% Sr. Unsec. Nts., 2/15/23	260,000	251,774

		1,615,432
Life Sciences Tools & Services—0.6%
IQVIA, Inc., 5.00% Sr. Unsec. Nts., 10/15/26[1]	319,000	311,823
Life Technologies Corp., 6.00% Sr. Unsec. Nts., 3/1/20	237,000	247,125
Thermo Fisher Scientific, Inc., 4.15% Sr.
Unsec. Nts., 2/1/24	121,000	122,915

		681,863

	Principal Amount	Value
Pharmaceuticals—0.7%
Allergan Funding SCS, 3.00% Sr. Unsec. Nts., 3/12/20	$329,000	$327,488
Bayer US Finance II LLC:
3.875% Sr. Unsec. Nts., 12/15/23[1]	313,000	313,277
4.375% Sr. Unsec. Nts., 12/15/28[1]	227,000	227,810

		868,575
Industrials—3.3%
Aerospace & Defense—0.7%
BAE Systems Holdings, Inc., 3.85% Sr. Unsec. Nts., 12/15/25[1]	250,000	247,434
Huntington Ingalls Industries, Inc., 3.483% Sr. Unsec. Nts., 12/1/27	176,000	165,845
L3 Technologies, Inc., 3.85% Sr. Unsec. Nts., 6/15/23	317,000	316,586
Northrop Grumman Corp., 4.75% Sr. Unsec. Nts., 6/1/43	175,000	182,696

		912,561
Air Freight & Couriers—0.2%
CH Robinson Worldwide, Inc., 4.20% Sr. Unsec. Nts., 4/15/28	163,000	160,375
FedEx Corp., 4.40% Sr. Unsec. Nts., 1/15/47	65,000	61,737

		222,112
Building Products—0.2%
Allegion US Holding Co., Inc., 3.55% Sec. Nts., 10/1/27	246,000	227,968
Electrical Equipment—0.3%
Sensata Technologies BV, 4.875% Sr. Unsec. Nts., 10/15/23[1]	334,000	336,923
Industrial Conglomerates—0.3%
GE Capital International Funding Co. Unlimited Co., 3.373% Sr. Unsec. Nts., 11/15/25	99,000	95,188
Roper Technologies, Inc., 3.00% Sr. Unsec. Nts., 12/15/20	270,000	268,307

		363,495
Machinery—0.7%
CNH Industrial NV, 3.85% Sr. Unsec. Nts., 11/15/27	172,000	160,464
Fortive Corp., 1.80% Sr. Unsec. Nts., 6/15/19	319,000	315,547
John Deere Capital Corp., 2.70% Sr. Unsec. Nts., 1/6/23	142,000	138,617
Nvent Finance Sarl, 4.55% Sr. Unsec. Nts., 4/15/28[1]	162,000	159,198
Wabtec Corp., 3.45% Sr. Unsec. Nts., 11/15/26	134,000	123,996

		897,822
Road & Rail—0.4%
Penske Truck Leasing Co. LP/PTL Finance Corp., 3.40% Sr. Unsec. Nts., 11/15/26[1]	276,000	257,738
Ryder System, Inc., 3.75% Sr. Unsec.
Nts., 6/9/23	314,000	313,995

		571,733
Trading Companies & Distributors—0.5%
Air Lease Corp.:
3.25% Sr. Unsec. Nts., 3/1/25	99,000	91,738
3.625% Sr. Unsec. Nts., 4/1/27	106,000	97,329
GATX Corp., 3.50% Sr. Unsec. Nts., 3/15/28	261,000	241,491
United Rentals North America, Inc., 4.625% Sr. Unsec. Nts., 10/15/25	168,000	160,440

		590,998

14        OPPENHEIMER TOTAL RETURN BOND FUND/VA

	Principal Amount	Value
Information Technology—3.4%
Communications Equipment—0.2%
Motorola Solutions, Inc., 4.60% Sr. Unsec. Nts., 2/23/28	$241,000	$240,062
Electronic Equipment, Instruments, & Components—0.4%
Arrow Electronics, Inc., 3.875% Sr.
Unsec. Nts., 1/12/28	232,000	217,746
CDW LLC/CDW Finance Corp., 5.50% Sr. Unsec. Nts., 12/1/24	54,000	55,350
Tech Data Corp., 4.95% Sr. Unsec. Nts., 2/15/27	264,000	259,475

		532,571
Internet Software & Services—0.2%
VeriSign, Inc.:
4.75% Sr. Unsec. Nts., 7/15/27	190,000	182,105
5.25% Sr. Unsec. Nts., 4/1/25	99,000	100,703

		282,808
IT Services—0.5%
DXC Technology Co.:
2.875% Sr. Unsec. Nts., 3/27/20	238,000	236,386
4.75% Sr. Unsec. Nts., 4/15/27	241,000	243,827
Fidelity National Information Services, Inc., 4.25% Sr. Unsec. Nts., 5/15/28	162,000	162,692

		642,905
Semiconductors & Semiconductor Equipment—0.3%
Intel Corp., 3.734% Sr. Unsec. Nts., 12/8/47	94,000	88,712
Microchip Technology, Inc., 3.922% Sr. Sec. Nts., 6/1/21[1]	316,000	316,717

		405,429
Software—1.2%
Autodesk, Inc., 4.375% Sr. Unsec. Nts., 6/15/25	98,000	98,799
Dell International LLC/EMC Corp.:
4.42% Sr. Sec. Nts., 6/15/21[1]	251,000	254,733
6.02% Sr. Sec. Nts., 6/15/26[1]	199,000	209,526
Open Text Corp., 5.625% Sr. Unsec. Nts., 1/15/23[1]	236,000	242,497
Oracle Corp.:
2.40% Sr. Unsec. Nts., 9/15/23	200,000	188,728
2.95% Sr. Unsec. Nts., 5/15/25	194,000	185,369
VMware, Inc.:
2.30% Sr. Unsec. Nts., 8/21/20	104,000	101,805
3.90% Sr. Unsec. Nts., 8/21/27	161,000	148,887

		1,430,344
Technology Hardware, Storage & Peripherals—0.6%
Apple, Inc., 4.375% Sr. Unsec. Nts., 5/13/45	198,000	205,183
Hewlett Packard Enterprise Co., 3.60% Sr. Unsec. Nts., 10/15/20	323,000	324,716
NetApp, Inc., 2.00% Sr. Unsec. Nts., 9/27/19	155,000	152,879

		682,778
Materials—2.9%
Chemicals—1.1%
LyondellBasell Industries NV, 5.00% Sr. Unsec. Nts., 4/15/19	236,000	238,366
Nutrien Ltd.:
3.375% Sr. Unsec. Nts., 3/15/25	111,000	104,601
4.125% Sr. Unsec. Nts., 3/15/35	75,000	69,686
PolyOne Corp., 5.25% Sr. Unsec. Nts., 3/15/23	299,000	305,728
RPM International, Inc.:
3.45% Sr. Unsec. Unsub. Nts., 11/15/22	285,000	280,955
3.75% Sr. Unsec. Nts., 3/15/27	84,000	80,193

	Principal Amount	Value
Chemicals (Continued)
Yara International ASA, 4.75% Sr. Unsec. Nts., 6/1/28[1]	$239,000	$240,631

		1,320,160
Construction Materials—0.3%
James Hardie International Finance DAC, 4.75% Sr. Unsec. Nts., 1/15/25[1]	193,000	189,140
LafargeHolcim Finance US LLC, 3.50% Sr. Unsec. Nts., 9/22/26[1]	75,000	69,982
Martin Marietta Materials, Inc., 3.50% Sr. Unsec. Nts., 12/15/27	161,000	149,628

		408,750
Containers & Packaging—0.8%
International Paper Co.:
3.00% Sr. Unsec. Nts., 2/15/27	157,000	142,329
4.80% Sr. Unsec. Nts., 6/15/44	131,000	127,353
Packaging Corp. of America:
3.65% Sr. Unsec. Nts., 9/15/24	94,000	92,433
4.50% Sr. Unsec. Nts., 11/1/23	242,000	250,264
Silgan Holdings, Inc., 4.75% Sr.
Unsec. Nts., 3/15/25	270,000	257,850
WestRock Co., 4.00% Sr. Unsec. Nts., 3/15/28[1]	154,000	152,028

		1,022,257
Metals & Mining—0.5%
Anglo American Capital plc:
3.625% Sr. Unsec. Nts., 9/11/24[1]	83,000	78,638
4.00% Sr. Unsec. Nts., 9/11/27[1]	135,000	125,830
ArcelorMittal, 6.125% Sr. Unsec. Nts., 6/1/25	285,000	308,512
Goldcorp, Inc., 5.45% Sr. Unsec. Nts., 6/9/44	93,000	98,618

		611,598
Paper & Forest Products—0.2%
Georgia-Pacific LLC, 3.734% Sr.
Unsec. Nts., 7/15/23[1]	56,000	56,269
Louisiana-Pacific Corp., 4.875% Sr. Unsec. Nts., 9/15/24	186,000	183,210

		239,479
Telecommunication Services—2.6%
Diversified Telecommunication Services—2.2%
AT&T, Inc.:
4.30% Sr. Unsec. Nts., 2/15/30[1]	238,000	225,537
4.35% Sr. Unsec. Nts., 6/15/45	281,000	239,017
4.50% Sr. Unsec. Nts., 3/9/48	135,000	116,317
British Telecommunications plc,
9.125% Sr. Unsec. Nts., 12/15/30	270,000	386,534
Deutsche Telekom International Finance BV:
2.225% Sr. Unsec. Nts., 1/17/20[1]	336,000	331,349
4.375% Sr. Unsec. Nts., 6/21/28[1]	149,000	148,058
Telecom Italia SpA, 5.303% Sr. Unsec.
Nts., 5/30/24[1]	306,000	302,940
Telefonica Emisiones SAU:
4.103% Sr. Unsec. Nts., 3/8/27	90,000	87,163
5.213% Sr. Unsec. Nts., 3/8/47	79,000	76,369
7.045% Sr. Unsec. Unsub. Nts., 6/20/36	115,000	138,534
T-Mobile USA, Inc., 6.50% Sr.
Unsec. Nts., 1/15/26	300,000	309,660
Verizon Communications, Inc.:
4.125% Sr. Unsec. Nts., 8/15/46	133,000	113,965
4.522% Sr. Unsec. Nts., 9/15/48	184,000	168,278
5.15% Sr. Unsec. Nts., 9/15/23	75,000	80,011

		2,723,732
Wireless Telecommunication Services—0.4%
Vodafone Group plc:
3.75% Sr. Unsec. Nts., 1/16/24	313,000	310,591

15        OPPENHEIMER TOTAL RETURN BOND FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Wireless Telecommunication Services (Continued)
Vodafone Group plc: (Continued)
4.375% Sr. Unsec. Nts., 5/30/28	$159,000	$157,244
6.15% Sr. Unsec. Nts., 2/27/37	97,000	106,901

		574,736
Utilities—3.3%
Electric Utilities—2.4%
AEP Texas, Inc., 3.95% Sr. Unsec. Nts., 6/1/28[1]	162,000	161,753
Duke Energy Corp.:
3.15% Sr. Unsec. Nts., 8/15/27	169,000	157,111
3.75% Sr. Unsec. Nts., 9/1/46	154,000	136,886
Edison International, 2.95% Sr. Unsec. Nts., 3/15/23	195,000	187,473
EDP Finance BV, 3.625% Sr. Unsec. Nts., 7/15/24[1]	219,000	210,181
Emera US Finance LP, 2.15% Sr. Unsec. Nts., 6/15/19	266,000	263,286
Enel Finance International NV, 3.625% Sr. Unsec. Nts., 5/25/27[1]	172,000	157,565
Exelon Corp.:
2.45% Sr. Unsec. Nts., 4/15/21	152,000	147,808
4.45% Sr. Unsec. Nts., 4/15/46	89,000	86,737
FirstEnergy Corp., 3.90% Sr. Unsec. Nts., 7/15/27	175,000	170,024
Indiana Michigan Power Co., Series K, 4.55% Sr. Unsec. Nts., 3/15/46	85,000	88,343
ITC Holdings Corp., 5.30% Sr. Unsec. Nts., 7/1/43	78,000	87,517
Mid-Atlantic Interstate Transmission LLC, 4.10% Sr. Unsec. Nts., 5/15/28[1]	162,000	162,238
NextEra Energy Operating Partners LP, 4.25% Sr. Unsec. Nts., 9/15/24[1]	30,000	28,950
Pennsylvania Electric Co., 5.20% Sr. Unsec. Nts., 4/1/20	73,000	75,016
PPL WEM Ltd./Western Power Distribution Ltd., 5.375% Sr. Unsec. Unsub. Nts., 5/1/21[1]	308,000	320,559
Southern Co. Gas Capital Corp., 4.40% Sr. Unsec. Nts., 5/30/47	107,000	106,196
Southern Power Co., 1.95% Sr. Unsec. Nts., 12/15/19	311,000	305,827
Trans-Allegheny Interstate Line Co., 3.85% Sr. Unsec. Nts., 6/1/25[1]	181,000	180,628

		3,034,098
Multi-Utilities—0.9%
Black Hills Corp., 2.50% Sr. Unsec. Nts., 1/11/19	168,000	167,622
Dominion Energy, Inc.:
2.579% Jr. Sub. Nts., 7/1/20	255,000	251,319
4.90% Sr. Unsec. Nts., 8/1/41	120,000	124,507
Public Service Enterprise Group, Inc., 1.60% Sr. Unsec. Nts., 11/15/19	295,000	288,607
Virginia Electric & Power Co., 2.95% Sr. Unsec. Nts., 1/15/22	294,000	290,967

		1,123,022

Total Corporate Bonds and Notes (Cost $62,850,951)		61,623,888
Short-Term Notes—13.0%
Media—0.6%
Interpublic Group Cos., 2.323%, 7/6/18[1,13,14]	250,000	249,891
WPP CP LLC, 2.85%, 7/18/181,13,14	570,000	569,308

		819,199
Personal Products—0.5%
Reckitt Benckiser Treasury Services plc, 2.41%, 7/2/18[13,14]	570,000	569,909
Transportation Infrastructure—0.4%
ERAC USA Finance Co., 2.395%, 7/23/18[1,13,14]	560,000	559,134

	Principal Amount	Value
Food Products—0.4%
Campbell Soup Co., 2.276%, 7/9/18[1,13,14]	$500,000	$499,686
Household Durables—0.9%
Leggett & Platt, Inc., 2.252%, 7/11/18[1,13,14]	560,000	559,576
Mohawk Industries, Inc., 2.254%, 7/6/18[1,13,14]	560,000	559,756

		1,119,332
Water Utilities—0.5%
American Water Capital Corp., 2.255%, 7/9/18[13,14]	560,000	559,661
Electric Utilities—1.4%
Commonwealth Edison Co., 2.334%, 7/10/18[13,14]	250,000	249,827
Duke Energy Corp., 2.305%, 8/2/18[1,13,14]	250,000	249,443
NextEra Energy Capital Holdings, 2.254%, 7/9/18[1,13,14]	560,000	559,648
Puget Sound Energy, Inc., 2.301%, 7/9/18[14]	560,000	559,648

		1,618,566
Commercial Services & Supplies—0.4%
Waste Management, Inc., 2.274%, 7/5/18[1,13,14]	500,000	499,813
Multi-Utilities—0.4%
CenterPoint Energy Resources Corp., 2.577%, 9/10/18[1,13,14]	560,000	557,175
Chemicals—1.7%
Air Liquide US LLC, 2.405%, 9/13/18[1,13,14]	570,000	567,487
Albemarle Corp., 2.294%, 7/19/18[1,13,14]	560,000	559,255
Cabot Corp., 2.292%, 7/12/18[1,13,14]	560,000	559,538
Eastman Chemical, 2.345%, 7/17/18[13,14]	250,000	249,713
Nutrien Ltd., 2.477%, 8/7/18[1,13,14]	250,000	249,309

		2,185,302
Leasing & Factoring—0.8%
Harley-Davidson Financial Services, Inc., 2.516%, 9/18/1813,14	370,000	367,906
Hitachi Capital America Corp., 2.445%, 7/11/18[14]	560,000	559,578

		927,484
Telephone Utilities—0.4%
Bell Canada Inc., 2.566%, 9/10/18[13,14]	560,000	557,273
Textiles, Apparel & Luxury Goods—0.4%
VF Corp., 2.394%, 7/11/18[1,13,14]	500,000	499,635
Health Care Providers & Services—0.5%
McKesson Corp., 2.354%, 7/11/18[1,13,14]	560,000	559,576
Computers & Peripherals—1.1%
Hewlett Packard Enterprise Co., 2.352%, 7/10/18[14]	430,000	429,746
HP, Inc., 2.497%, 7/23/18[14]	560,000	559,265
NetApp, Inc., 2.254%, 7/17/18[1,13,14]	500,000	499,426

		1,488,437
Semiconductor Equipment & Products—0.2%
Qualcomm, Inc., 2.414%, 9/11/18[1,13,14]	250,000	248,829
Machinery—0.2%
Xylem, Inc., 2.262%, 7/2/18[13,14]	250,000	249,954
Paper, Containers & Packaging—0.5%
Avery Dennison, 2.272%, 7/5/18[13,14]	560,000	559,793
Household Products—0.5%
Clorox Co. (The), 2.202%, 7/6/18[1,13,14]	560,000	559,766
Specialty Retail—0.4%
Relx, Inc., 2.324%, 7/20/18[1,13,14]	560,000	559,246
Auto Components—0.4%
Magna International, Inc., 2.385%, 7/24/18[1,13,14]	560,000	559,092

16        OPPENHEIMER TOTAL RETURN BOND FUND/VA

	Principal Amount	Value
Industrial Conglomerates—0.4%
Johnson Controls International plc, 2.24%, 7/2/18[1,13,14]	$500,000	$499,910

Total Short-Term Notes (Cost $16,257,716)		16,256,772

	Shares	Value
Investment Company—1.4%
Oppenheimer Institutional Government Money Market Fund, Cl. E, 1.85%[15,16] (Cost $1,780,718)	1,780,718	$1,780,718
Total Investments, at Value (Cost $178,185,386)	140.9%	175,826,186
Net Other Assets (Liabilities)	(40.9)	(51,009,474)

Net Assets	100.0%	$124,816,712

Footnotes to Statement of Investments

1. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $37,953,928 or 30.41% of the Fund’s net assets at period end.

2. Represents the current interest rate for a variable or increasing rate security, determined as [Referenced Rate + Basis-point spread].

3. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $1,599,957 or 1.28% of the

Fund’s net assets at period end.

4. Interest rate is less than 0.0005%.

5. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $64,657 or 0.05% of the Fund’s net assets at period end.

6. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Notes.

7. Restricted security. The aggregate value of restricted securities at period end was $361,932, which represents 0.29% of the Fund’s net assets. See Note 4 of the accompanying Notes.

Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation/ (Depreciation)
Capital Lease Funding Securitization LP, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 1997-CTL1, Cl. IO, 0.00%, 6/22/24	4/21/97	$323,904	$4,458	$(319,446)
Lloyds Banking Group plc, 6.657% [US0003M+127] Jr. Sub. Perpetual Bonds	6/20/14-6/24/14	374,445	357,474	(16,971)

		$698,349	$361,932	$(336,417)

8. The value of this security was determined using significant unobservable inputs. See Note 3 of the accompanying Notes.

9. This interest rate resets periodically. Interest rate shown reflects the rate in effect at period end. The rate on this variable rate security is not based on a published reference rate and spread but is determined by the issuer or agent based on current market conditions.

10. All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $168,715. See Note 6 of the accompanying Notes.

11. All or a portion of the security position has been pledged for collateral in association with forward roll transactions. See Note 4 of the accompanying Notes.

12. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

13. Security issued in an exempt transaction without registration under the Securities Act of 1933. Such securities amount to $14,148,535 or 11.34% of the Fund’s net assets, and have been determined to be liquid pursuant to guidelines adopted by the Board of Trustees.

14. Current yield as of period end.

15. Rate shown is the 7-day yield at period end.

16. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares December 31, 2017	Gross Additions	Gross Reductions	Shares June 30, 2018
Oppenheimer Institutional Government Money Market Fund, Cl. E	2,772,340	36,259,758	37,251,380	1,780,718

	Value	Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)
Oppenheimer Institutional Government Money Market Fund, Cl. E	$1,780,718	$21,316	$—	$—

Futures Contracts as of June 30, 2018
Description	Buy/Sell	Expiration Date	Number of Contracts		Notional Amount (000’s)	Value	Unrealized Appreciation/ (Depreciation)
United States Treasury Long Bonds	Sell	9/19/18	9	USD	1,302	$1,305,000	$(2,649)
United States Treasury Nts., 10 yr.	Sell	9/19/18	94	USD	11,272	11,297,625	(25,510)
United States Treasury Nts., 2 yr.	Sell	9/28/18	353	USD	74,793	74,775,328	17,860
United States Treasury Nts., 5 yr.	Sell	9/28/18	25	USD	2,837	2,840,430	(3,035)
United States Ultra Bonds	Buy	9/19/18	53	USD	8,313	8,456,813	144,206

							$130,872

17        OPPENHEIMER TOTAL RETURN BOND FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

Glossary:
Definitions
H15T1Y	US Treasury Yield Curve Rate T Note Constant Maturity 1 Year
ICE LIBOR	Intercontinental Exchange London Interbank Offered Rate
LIBOR01M	ICE LIBOR USD 1 Month
US0001M	ICE LIBOR USD 1 Month
US0003M	ICE LIBOR USD 3 Month
USISDA05	USD ICE Swap Rate 11:00am NY 5 Year
USSW5	USD Swap Semi 30/360 5 Year

See accompanying Notes to Financial Statements.

18        OPPENHEIMER TOTAL RETURN BOND FUND/VA

STATEMENT OF ASSETS AND LIABILITIES June 30, 2018 Unaudited

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $176,404,668)	$174,045,468
Affiliated companies (cost $1,780,718)	1,780,718

175,826,186

Cash	500,000

Cash used for collateral on futures	220,000

Receivables and other assets:
Investments sold (including $42,408,116 sold on a when-issued or delayed delivery basis)	44,043,620
Interest, dividends and principal paydowns	713,512
Variation margin receivable	11,967
Shares of beneficial interest sold	8,600
Other	49,696

Total assets	221,373,581

Liabilities
Payables and other liabilities:
Investments purchased (including $95,383,666 purchased on a when-issued or delayed delivery basis)	95,935,257
Shares of beneficial interest redeemed	524,251
Trustees’ compensation	41,500
Distribution and service plan fees	9,782
Variation margin payable	3,910
Shareholder communications	168
Other	42,001

Total liabilities	96,556,869

Net Assets	$124,816,712

Composition of Net Assets
Par value of shares of beneficial interest	$16,947

Additional paid-in capital	130,838,312

Accumulated net investment income	1,974,703

Accumulated net realized loss on investments	(5,784,922)

Net unrealized depreciation on investments	(2,228,328)

Net Assets	$124,816,712

Net Asset Value Per Share

Non-Service Shares:

Net asset value, redemption price per share and offering price per share (based on net assets of $77,769,536 and 10,509,225 shares of beneficial interest outstanding)	$7.40

Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $47,047,176 and 6,437,679 shares of beneficial interest outstanding)	$7.31

See accompanying Notes to Financial Statements.

19        OPPENHEIMER TOTAL RETURN BOND FUND/VA

STATEMENT OF OPERATIONS For the Six Months Ended June 30, 2018 Unaudited

Investment Income
Interest (net of foreign withholding taxes of $1,421)	$2,187,731

Fee income on when-issued securities	361,241

Dividends — affiliated companies	21,316

Total investment income	2,570,288

Expenses
Management fees	379,842

Distribution and service plan fees — Service shares	60,375

Transfer and shareholder servicing agent fees:
Non-Service shares	46,988
Service shares	28,980

Shareholder communications:
Non-Service shares	11,531
Service shares	7,112

Legal, auditing and other professional fees	37,320

Custodian fees and expenses	22,961

Trustees’ compensation	6,151

Borrowing fees	2,450

Other	4,508

Total expenses	608,218
Less reduction to custodian expenses	(150)
Less waivers and reimbursements of expenses	(70,441)

Net expenses	537,627

Net Investment Income	2,032,661

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions in unaffiliated companies	(1,603,198)
Futures contracts	(167,670)
Swap contracts	(3,068)
Swaption contracts written	8,653

Net realized loss	(1,765,283)

Net change in unrealized appreciation/depreciation on:
Investment transactions in unaffiliated companies	(3,289,409)
Futures contracts	11,411

Net change in unrealized appreciation/depreciation	(3,277,998)

Net Decrease in Net Assets Resulting from Operations	$(3,010,620)

See accompanying Notes to Financial Statements.

20        OPPENHEIMER TOTAL RETURN BOND FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017

Operations
Net investment income	$2,032,661	$3,104,326

Net realized gain (loss)	(1,765,283)	716,249

Net change in unrealized appreciation/depreciation	(3,277,998)	2,175,523

Net increase (decrease) in net assets resulting from operations	(3,010,620)	5,996,098

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Non-Service shares	(2,617,442)	(2,024,420)
Service shares	(1,481,742)	(1,136,931)

	(4,099,184)	(3,161,351)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Non-Service shares	714,315	(3,666,983)
Service shares	(1,299,236)	(3,411,210)

	(584,921)	(7,078,193)

Net Assets
Total decrease	(7,694,725)	(4,243,446)

Beginning of period	132,511,437	136,754,883

End of period (including accumulated net investment income of $1,974,703 and $4,041,226, respectively)	$124,816,712	$132,511,437

See accompanying Notes to Financial Statements.

21        OPPENHEIMER TOTAL RETURN BOND FUND/VA

FINANCIAL HIGHLIGHTS

Non-Service Shares	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Per Share Operating Data
Net asset value, beginning of period	$7.83	$7.67	$7.71	$7.96	$7.83	$8.26

Income (loss) from investment operations:
Net investment income[1]	0.13	0.19	0.23	0.27	0.30	0.36
Net realized and unrealized gain (loss)	(0.30)	0.16	0.02	(0.19)	0.26	(0.37)

Total from investment operations	(0.17)	0.35	0.25	0.08	0.56	(0.01)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.26)	(0.19)	(0.29)	(0.33)	(0.43)	(0.42)

Net asset value, end of period	$7.40	$7.83	$7.67	$7.71	$7.96	$7.83

Total Return, at Net Asset Value[2]	(2.21)%	4.59%	3.27%	0.96%	7.27%	(0.10)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$77,770	$81,481	$83,405	$85,160	$90,757	$96,785

Average net assets (in thousands)	$78,924	$83,239	$87,039	$89,919	$94,336	$105,012

Ratios to average net assets:[3]
Net investment income	3.31%	2.38%	2.96%	3.46%	3.72%	4.51%
Expenses excluding specific expenses listed below	0.87%	0.85%	0.84%	0.82%	0.80%	0.80%
Interest and fees from borrowings	0.00%[4]	0.00%[4]	0.00%[4]	0.00%[4]	0.00%	0.00%

Total expenses[5]	0.87%	0.85%	0.84%	0.82%	0.80%	0.80%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%

Portfolio turnover rate[6]	31%	86%	79%	73%	127%	115%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Less than 0.005%.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended June 30, 2018	0.87%
Year Ended December 31, 2017	0.85%
Year Ended December 31, 2016	0.85%
Year Ended December 31, 2015	0.83%
Year Ended December 31, 2014	0.81%
Year Ended December 31, 2013	0.81%

6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Six Months Ended June 30, 2018	$369,648,839	$366,986,225
Year Ended December 31, 2017	$679,964,368	$662,714,451
Year Ended December 31, 2016	$672,031,328	$673,808,454
Year Ended December 31, 2015	$697,962,198	$709,720,690
Year Ended December 31, 2014	$560,409,975	$543,669,748
Year Ended December 31, 2013	$776,927,298	$806,883,121

See accompanying Notes to Financial Statements.

22        OPPENHEIMER TOTAL RETURN BOND FUND/VA

Service Shares	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Per Share Operating Data
Net asset value, beginning of period	$7.73	$7.57	$7.61	$7.86	$7.74	$8.17

Income (loss) from investment operations:
Net investment income[1]	0.11	0.16	0.21	0.25	0.27	0.34
Net realized and unrealized gain (loss)	(0.29)	0.17	0.02	(0.19)	0.26	(0.37)

Total from investment operations	(0.18)	0.33	0.23	0.06	0.53	(0.03)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.24)	(0.17)	(0.27)	(0.31)	(0.41)	(0.40)

Net asset value, end of period	$7.31	$7.73	$7.57	$7.61	$7.86	$7.74

Total Return, at Net Asset Value[2]	(2.38)%	4.38%	3.05%	0.70%	6.93%	(0.38)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$47,047	$51,030	$53,350	$52,519	$52,675	$54,946

Average net assets (in thousands)	$48,677	$52,525	$52,738	$54,016	$55,215	$59,523

Ratios to average net assets:[3]
Net investment income	3.06%	2.13%	2.70%	3.21%	3.47%	4.26%
Expenses excluding specific expenses listed below	1.12%	1.10%	1.09%	1.07%	1.04%	1.05%
Interest and fees from borrowings	0.00%[4]	0.00%[4]	0.00%[4]	0.00%[4]	0.00%	0.00%

Total expenses[5]	1.12%	1.10%	1.09%	1.07%	1.04%	1.05%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%

Portfolio turnover rate[6]	31%	86%	79%	73%	127%	115%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Less than 0.005%.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended June 30, 2018	1.12%
Year Ended December 31, 2017	1.10%
Year Ended December 31, 2016	1.10%
Year Ended December 31, 2015	1.08%
Year Ended December 31, 2014	1.05%
Year Ended December 31, 2013	1.06%

6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Six Months Ended June 30, 2018	$369,648,839	$366,986,225
Year Ended December 31, 2017	$679,964,368	$662,714,451
Year Ended December 31, 2016	$672,031,328	$673,808,454
Year Ended December 31, 2015	$697,962,198	$709,720,690
Year Ended December 31, 2014	$560,409,975	$543,669,748
Year Ended December 31, 2013	$776,927,298	$806,883,121

See accompanying Notes to Financial Statements.

23        OPPENHEIMER TOTAL RETURN BOND FUND/VA

NOTES TO FINANCIAL STATEMENTS June 30, 2018 Unaudited

1. Organization

Oppenheimer Total Return Bond Fund/VA (the “Fund”), a separate series of Oppenheimer Variable Account Funds, is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s main investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as determined necessary by the Manager.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, and capital gains taxes on foreign investments, if any, have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations. Interest income, if any, is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended December 31, 2017, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

During the fiscal year ended December 31, 2017, the Fund did not utilize any capital loss carryforwards to offset capital gains realized in that fiscal year. For the fiscal year ended December 31, 2017, the Fund had capital loss carryforwards of $3,898,917. Capital losses will be carried forward to future years if not offset by gains.

At period end, it is estimated that the capital loss carryforwards would be $5,664,200. The estimated capital loss carryforward represents the

24        OPPENHEIMER TOTAL RETURN BOND FUND/VA

2. Significant Accounting Policies (Continued)

carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the reporting period, it is estimated that the Fund will not utilize any capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$178,197,649
Federal tax cost of other investments	(81,892,443)

Total federal tax cost	$96,305,206

Gross unrealized appreciation	$1,634,120
Gross unrealized depreciation	(3,874,711)

Net unrealized depreciation	$(2,240,591)

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern Time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, short-term notes, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, sometimes at lower prices than institutional round lot trades. Standard inputs generally considered by third-party pricing vendors include reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, as well as other appropriate factors.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager regularly compares prior day prices and sale prices to the current day

25        OPPENHEIMER TOTAL RETURN BOND FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Asset-Backed Securities	$—	$18,161,233	$—	$18,161,233
Mortgage-Backed Obligations	—	77,785,698	26,336	77,812,034
U.S. Government Obligation	—	191,541	—	191,541
Corporate Bonds and Notes	—	61,623,888	—	61,623,888
Short-Term Notes	—	16,256,772	—	16,256,772
Investment Company	1,780,718	—	—	1,780,718

Total Investments, at Value	1,780,718	174,019,132	26,336	175,826,186
Other Financial Instruments:
Futures contracts	162,066	—	—	162,066

Total Assets	$1,942,784	$174,019,132	$26,336	$175,988,252

Liabilities Table
Other Financial Instruments:
Futures contracts	$(31,194)	$—	$—	$(31,194)

Total Liabilities	$(31,194)	$—	$—	$(31,194)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 2 and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers into Level 2*	Transfers out of Level 3*
Assets Table
Investments, at Value:
Mortgage-Backed Obligations	$125,414	$(125,414)

Total Assets	$125,414	$(125,414)

*	Transferred from Level 3 to Level 2 due to the availability of market data for this security.

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in

26        OPPENHEIMER TOTAL RETURN BOND FUND/VA

4. Investments and Risks (Continued)

an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$95,383,666
Sold securities	42,408,116

The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.

Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.

At period end, the Fund pledged $22,826 of collateral to the counterparty for forward roll transactions.

Restricted Securities. At period end, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

27        OPPENHEIMER TOTAL RETURN BOND FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

5. Market Risk Factors (Continued)

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.

The Fund may purchase and/or sell financial futures contracts and options on futures contracts to gain exposure to, or decrease exposure to interest rate risk, equity risk, foreign exchange rate risk, volatility risk, or commodity risk.

During the reporting period, the Fund had an ending monthly average market value of $8,616,763 and $47,181,818 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of

28        OPPENHEIMER TOTAL RETURN BOND FUND/VA

6. Use of Derivatives (Continued)

the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a contract that enables an investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset. Upon exercise of the contract the difference between such value and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations.

The Fund may purchase or sell credit protection through credit default swaps to increase or decrease exposure to the credit risk of individual issuers and/or indexes of issuers that are either unavailable or considered to be less attractive in the bond market.

For the reporting period, the Fund had ending monthly average notional amounts of $85,000 on credit default swaps to sell protection.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

At period end, the Fund had no credit default swap agreements outstanding.

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

Purchased swaptions are reported as a component of investments in the Statement of Investments and the Statement of Assets and Liabilities. Written swaptions are reported on a schedule following the Statement of Investments and their value is reported as a separate asset or liability line item in the Statement of Assets and Liabilities. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Statement of Operations. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Statement of Operations for the amount of the premium paid or received.

The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk prior to exercise as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

The Fund may purchase swaptions which give it the option to buy or sell credit protection through credit default swaps in order to decrease or increase exposure to the credit risk of individual issuers and/ or indexes of issuers. A swaption selling protection becomes more valuable as the likelihood of a credit event on the reference asset decreases. A swaption buying protection becomes more valuable as the likelihood of a credit event on the reference asset increases.

At period end, the Fund had no purchased swaption contracts outstanding.

The Fund may write swaptions which give it the obligation, if exercised by the purchaser, to sell or buy credit protection through credit default swaps in order to increase or decrease exposure to the credit risk of individual issuers and/or indexes of issuers. A written swaption selling protection becomes more valuable as the likelihood of a credit event on the reference asset decreases. A written swaption buying protection becomes more valuable as the likelihood of a credit event on the reference asset increases.

29        OPPENHEIMER TOTAL RETURN BOND FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

During the reporting period, the Fund had an ending monthly average market value of $2,111 and $949 on purchased and written swaptions, respectively.

At period end, the Fund had no written swaption contracts outstanding.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

    The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

    To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

    ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

    For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the

Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

    The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

    With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

    There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

    Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

    Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

    For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The following table presents the valuations of derivative instruments by risk exposure as reported within the Statement of Assets and Liabilities at period end:

30        OPPENHEIMER TOTAL RETURN BOND FUND/VA

6. Use of Derivatives (Continued)

	Asset Derivatives			Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Value		Statement of Assets and Liabilities Location	Value
Interest rate contracts Variation margin receivable		$11,967	*	Variation margin payable	$3,910	*

*Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Statement of Assets and Liabilities upon receipt or payment.

The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investment transactions in unaffiliated companies	Swaption contracts written	Futures contracts	Swap contracts	Total
Credit contracts	$(18,244)	$8,653	$—	$(3,068)	$(12,659)
Interest rate contracts	—	—	(167,670)	—	(167,670)

Total	$(18,244)	$8,653	$(167,670)	$(3,068)	$(180,329)

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Futures contracts
Interest rate contracts	$11,411

7. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended June 30, 2018		Year Ended December 31, 2017
	Shares	Amount	Shares	Amount

Non-Service Shares
Sold	1,569,070	$12,174,313	1,035,605	$8,035,937
Dividends and/or distributions reinvested	353,708	2,617,442	261,553	2,024,420
Redeemed	(1,815,148)	(14,077,440)	(1,765,201)	(13,727,340)

Net increase (decrease)	107,630	$714,315	(468,043)	$(3,666,983)

Service Shares
Sold	455,488	$3,425,144	1,815,951	$13,919,373
Dividends and/or distributions reinvested	202,701	1,481,742	148,618	1,136,931
Redeemed	(823,937)	(6,206,122)	(2,406,983)	(18,467,514)

Net decrease	(165,748)	$(1,299,236)	(442,414)	$(3,411,210)

8. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IGMMF, for the reporting period were as follows:

	Purchases	Sales

Investment securities	$34,701,128	$38,145,491
U.S. government and government agency obligations	—	1,399,189
To Be Announced (TBA) mortgage-related securities	369,648,839	366,986,225

9. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $1 billion	0.60%
Over $1 billion	0.50

The Fund’s effective management fee for the reporting period was 0.60% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee

31        OPPENHEIMER TOTAL RETURN BOND FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

9. Fees and Other Transactions with Affiliates (Continued)

collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act for Service shares to pay OppenheimerFunds Distributor, Inc. (the “Distributor”), for distribution related services, personal service and account maintenance for the Fund’s Service shares. Under the Plan, payments are made periodically at an annual rate of 0.25% of the daily net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsors of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. These fees are paid out of the Fund’s assets on an on-going basis and increase operating expenses of the Service shares, which results in lower performance compared to the Fund’s shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to limit the Fund’s expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding any applicable dividend expense, taxes, interest and fees from borrowing, any subsidiary expenses, Acquired Fund Fees and Expenses, brokerage commissions, unusual and infrequent expenses and certain other Fund expenses; so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 0.75% for Non-Service shares and 1.00% for Service shares.

During the reporting period, the Manager waived fees and/or reimbursed the Fund as follows:

Non-Service shares	$ 42,690
Service shares	26,330

This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

    The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IGMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $1,421 for IGMMF management fees. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

10. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.875 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Effective July 17, 2018, the Facility was increased to $1.95 billion. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period.

32        OPPENHEIMER TOTAL RETURN BOND FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES; UPDATES TO STATEMENT OF INVESTMENTS

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

    The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

33        OPPENHEIMER TOTAL RETURN BOND FUND/VA

DISTRIBUTION SOURCES Unaudited

For any distribution that took place over the last six months of the Fund’s reporting period, the table below details on a per-share basis the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. Other capital sources represent a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” You should not draw any conclusions about the Fund’s investment performance from the amounts of these distributions. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. If the Fund (or an underlying fund in which the Fund invests) invests in real estate investment trusts (REITs) and/or master limited partnerships (MLPs), the percentages attributed to each category are estimated using historical information because the character of the amounts received from the REITs and/or MLPs in which the Fund (or underlying fund) invests is unknown until after the end of the calendar year. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive communication in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, and scroll down to the ‘Dividends’ table under ‘Analytics’. The Fund’s latest distribution information will be followed by the sources of any distribution, updated daily.

Fund Name	Pay Date	Net Income	Net Profit from Sale	Other Capital Sources
Oppenheimer Total Return Bond Fund/VA	6/19/18	76.4%	0.0%	23.6%

34        OPPENHEIMER TOTAL RETURN BOND FUND/VA

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35        OPPENHEIMER TOTAL RETURN BOND FUND/VA

OPPENHEIMER TOTAL RETURN BOND FUND/VA

A Series of Oppenheimer Variable Account Funds

Trustees and Officers	Robert J. Malone, Chairman of the Board of Trustees and Trustee
Andrew J. Donohue, Trustee
Richard F. Grabish, Trustee
Beverly L. Hamilton, Trustee
Victoria J. Herget, Trustee
Karen L. Stuckey, Trustee
James D. Vaughn, Trustee
Arthur P. Steinmetz, Trustee, President and Principal Executive Officer
Krishna Memani, Vice President
Peter A. Strzalkowski, Vice President
Cynthia Lo Bessette, Secretary and Chief Legal Officer
Jennifer Foxson, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer
Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Ropes & Gray LLP

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2018 OppenheimerFunds, Inc. All rights reserved. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

June 30, 2018
Oppenheimer
Global Fund/VA	Semiannual Report
A Series of Oppenheimer Variable Account Funds

SEMIANNUAL REPORT

Listing of Top Holdings

Fund Performance Discussion

Financial Statements

PORTFOLIO MANAGERS: Rajeev Bhaman, CFA and John Delano, CFA1

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 6/30/18

	Inception Date	6-Months	1-Year	5-Year	10-Year
Non-Service Shares	11/12/90	1.92%	16.13%	11.82%	8.91%
Service Shares	7/13/00	1.79	15.83	11.53	8.64
MSCI All Country World Index		-0.43	10.73	9.41	5.80

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account. Returns for periods of less than one year are cumulative and not annualized. See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

The Fund’s performance is compared to the performance of the MSCI All Country World Index. The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

TOP HOLDINGS AND ALLOCATIONS

TOP TEN COMMON STOCK HOLDINGS

Alphabet, Inc., Cl. A	6.1%
Airbus SE	3.3
LVMH Moet Hennessy Louis Vuitton SE	3.2
Adobe Systems, Inc.	2.9
S&P Global, Inc.	2.8
Facebook, Inc., Cl. A	2.6
Intuit, Inc.	2.5
Nidec Corp.	2.5
Aetna, Inc.	2.4
SAP SE	2.3

Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2018, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

REGIONAL ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2018, and are based on the total market value of investments. For more current Fund holdings, please visit oppenheimerfunds.com.

1. Effective March 31, 2019, Mr. Bhaman will retire as Portfolio Manager and Vice President and Mr. Delano will be the sole Portfolio Manager of the Fund.

2        OPPENHEIMER GLOBAL FUND/VA

Fund Performance Discussion

For the six-month reporting period ended June 30, 2018, the Fund’s Non-Service shares returned 1.92% versus the MSCI All Country World Index (“the Index”), its benchmark, which returned -0.43%. The Fund outperformed the Index in seven out of eleven sectors, led by stock selection in Information Technology, Industrials, and Consumer Discretionary. Underperforming sectors included Real Estate and Health Care, due to stock selection. The Portfolio’s underweight position in the Energy sector also detracted from performance in a period where the sector produced positive results. We find little appeal in commodity or highly regulated industries, so we own little in Energy, Real Estate, or Utilities.

MARKET REVIEW

The first half of 2018 has been up and down. The near straight-up advance that characterized 2017 ran out of steam in the closing days of January. Markets very rarely perform in that fashion. So, we are likely in a period of consolidation, where the earnings have the potential to grow nicely. This is a process that is likely to continue, we believe, as markets adapt to an environment where interest rates normalize and growth picks up. We still believe that the year can yield respectable gains but nothing like the magnitude or character of 2017.

FUND REVIEW

Top performing holdings this reporting period included Adobe Systems, Inc., Kering SA, and Intuit, Inc.

Adobe Systems has seen accelerating revenues and widening margins driven by exceptional products and their transition to the cloud. Cloud based software is cheaper for the customer, and cannot be pirated. The stock has run a long way but we still like its prospects. The price has also run up as it has become more clearly understood that the company’s move to a cloud platform is a big plus for both revenues and margins.

Kering continues the resurgence in its operations, which began in mid-2016. Since then, the share price has risen by more than 250%, and more than 27% over the recently concluded quarter. Underpinning this performance have been the significant improvements in the performance of the Gucci brand, as well as a firmer economic tone around the world, particularly in Asia.

Intuit is a sponsor of tax preparation and bookkeeping software such as TurboTax and QuickBooks. The company has had considerable success in adapting these products to both mobile and the cloud. In the U.S., the company has continued to gain share and we believe it has a sizable opportunity to penetrate markets outside the U.S. as well.

Top detractors from performance included DLF Ltd., Acadia Pharmaceuticals, Inc., and Colgate-Palmolive Co.

DLF is an Indian real estate owner and developer that has been undergoing a significant financial restructuring. The balance sheet has been substantially strengthened over the last year, with net debt reduced by half. One remaining headwind is a cyclical lull in real estate markets. This will undoubtedly improve, in our view. We believe the company is strong enough to weather it.

Acadia Pharmaceuticals is a biopharmaceutical company working in the area of central nervous system disorders. A recent drug launch, Nuplazid, for the treatment of psychosis related to Parkinson’s disease was looked into by the FDA for safety concerns, sparked by a CNN report. We believe this is overblown, and the drug will see commercial success. A larger opportunity for Acadia exists if they are able to show efficacy in dementia related psychosis.

We believe Colgate-Palmolive is an exceptional company that has been a little bit slow to react to both competitive challenges and a bit too much corporate bloat. We believe both are fixable problems, and we expect that they can, and will, resolve them.

OUTLOOK AND POSITIONING

A good starting point for investing in companies that have the capacity to grow at an above average rate for a long period of time is to be thinking carefully about what economic ecosystems are expanding structurally. From this thought process, we can develop investment themes, some of which can be populated by multiple companies/beneficiaries. Among these themes today include the human desire for status and happiness. Within this broad idea we own some of the world’s best luxury goods companies. The use of technology to advance the treatment of illnesses for which there is no cure, or the deepening electronic content of automobiles and trucks, are others. None are present to capitalize on a market regime or cycle; instead they play upon trends which will unfold over the next decade or more.

3        OPPENHEIMER GLOBAL FUND/VA

We try to assemble a portfolio that is adaptable to most environments by emphasizing the quality and sustainability of purpose for each company we invest in. Businesses that have these two traits can weather an uncertain future in our opinion.

The views in the Fund Performance Discussion represent the opinions of this Fund’s portfolio managers and are not intended as investment advice or to predict or depict the performance of any investment. These views are as of the close of business on June 30, 2018, and are subject to change based on subsequent developments. The Fund’s portfolio and strategies are subject to change.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

4        OPPENHEIMER GLOBAL FUND/VA

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended June 30, 2018.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended June 30, 2018” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes.

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

Actual	Beginning Account Value January 1, 2018	Ending Account Value June 30, 2018	Expenses Paid During 6 Months Ended June 30, 2018
Non-Service shares	$1,000.00	$1,019.20	$3.86
Service shares	1,000.00	1,017.90	5.12

Hypothetical
(5% return before expenses)
Non-Service shares	1,000.00	1,020.98	3.87
Service shares	1,000.00	1,019.74	5.12

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended June 30, 2018 are as follows:

Class	Expense Ratios
Non-Service shares	0.77%
Service shares	1.02

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

5        OPPENHEIMER GLOBAL FUND/VA

STATEMENT OF INVESTMENTS June 30, 2018 Unaudited

	Shares	Value
Common Stocks—98.0%
Consumer Discretionary—15.2%
Automobiles—1.0%
Suzuki Motor Corp.	503,900	$27,789,013
Hotels, Restaurants & Leisure—0.7%
International Game Technology plc	798,011	18,545,776
Household Durables—1.1%
Newell Brands, Inc.	1,114,390	28,740,118
Internet & Catalog Retail—2.0%
Amazon.com, Inc.[1]	4,610	7,836,078
JD.com, Inc., ADR[1]	1,165,247	45,386,371
		53,222,449
Media—1.3%
Walt Disney Co. (The)	339,430	35,575,658
Specialty Retail—3.3%
Industria de Diseno Textil SA	1,302,389	44,440,550
Tiffany & Co.	323,290	42,544,964
		86,985,514
Textiles, Apparel & Luxury Goods—5.8%
Brunello Cucinelli SpA	181,298	8,089,642
Kering SA	100,390	56,625,608
LVMH Moet Hennessy Louis Vuitton SE	251,320	83,543,481
Puma SE	9,677	5,650,264
		153,908,995
Consumer Staples—4.0%
Food Products—2.0%
Unilever plc	962,270	53,229,839
Household Products—2.0%
Colgate-Palmolive Co.	830,950	53,853,869
Energy—0.9%
Energy Equipment & Services—0.9%
TechnipFMC plc	773,990	24,596,525
Financials—17.5%
Capital Markets—6.6%
Credit Suisse Group AG1	1,827,362	27,424,194
Goldman Sachs Group, Inc. (The)	170,830	37,679,973
S&P Global, Inc.	365,180	74,456,550
UBS Group AG1	2,390,538	36,778,605
		176,339,322
Commercial Banks—4.4%
Banco Bilbao Vizcaya Argentaria SA	1,786,888	12,620,738
Citigroup, Inc.	876,100	58,628,612
ICICI Bank Ltd., Sponsored ADR[1]	2,425,724	19,478,564
Societe Generale SA	594,959	25,052,431
		115,780,345
Insurance—4.9%
Allianz SE	213,583	44,134,443
Dai-ichi Life Holdings, Inc.	1,242,400	22,098,922
FNF Group	517,930	19,484,526
Prudential plc	2,004,047	45,789,851
		131,507,742
Real Estate Management & Development—1.6%
DLF Ltd.	15,839,922	43,575,437
Health Care—15.6%
Biotechnology—7.4%
ACADIA Pharmaceuticals, Inc.[1]	551,120	8,415,602
AnaptysBio, Inc.[1]	135,770	9,645,101
Biogen, Inc.[1]	82,120	23,834,509
Bluebird Bio, Inc.[1]	98,120	15,399,934
Blueprint Medicines Corp.[1]	206,790	13,127,029
Circassia Pharmaceuticals plc[1]	4,471,614	4,961,311
Gilead Sciences, Inc.	280,350	19,859,994
GlycoMimetics, Inc.[1]	364,310	5,876,320

	Shares	Value
Biotechnology (Continued)
Ionis Pharmaceuticals, Inc.[1]	362,420	$15,102,041
Loxo Oncology, Inc.[1]	132,190	22,932,321
MacroGenics, Inc.[1]	506,550	10,460,258
Mirati Therapeutics, Inc.[1]	65,522	3,230,235
Sage Therapeutics, Inc.[1]	172,300	26,970,119
Shire plc	219,130	12,323,353
uniQure NV1	169,670	6,413,526
		198,551,653
Health Care Equipment & Supplies—0.9%
Zimmer Biomet Holdings, Inc.	217,090	24,192,510
Health Care Providers & Services—5.5%
Aetna, Inc.	353,350	64,839,725
Anthem, Inc.	243,885	58,051,946
Centene Corp.[1]	183,180	22,569,608
		145,461,279
Life Sciences Tools & Services—0.7%
Agilent Technologies, Inc.	296,820	18,355,349
Pharmaceuticals—1.1%
Bayer AG	266,627	29,376,038
Industrials—13.9%
Aerospace & Defense—3.3%
Airbus SE	756,220	88,385,856
Air Freight & Couriers—1.0%
United Parcel Service, Inc., Cl. B	246,700	26,206,941
Airlines—0.9%
International Consolidated Airlines Group SA	2,676,600	23,359,136
Building Products—1.2%
Assa Abloy AB, Cl. B	1,501,191	31,948,525
Construction & Engineering—0.6%
FLSmidth & Co. AS	269,946	16,143,892
Electrical Equipment—2.5%
Nidec Corp.	447,800	67,090,229
Industrial Conglomerates—2.5%
3M Co.	184,970	36,387,298
Siemens AG	229,020	30,264,802
		66,652,100
Machinery—1.2%
FANUC Corp.	93,700	18,577,637
Minebea Mitsumi, Inc.	881,000	14,844,228
		33,421,865
Professional Services—0.7%
Equifax, Inc.	144,840	18,120,932
Information Technology—29.8%
Electronic Equipment, Instruments, & Components—6.7%
Keyence Corp.	72,022	40,619,433
Kyocera Corp.	452,800	25,441,730
Murata Manufacturing Co. Ltd.	322,300	54,107,951
Omron Corp.	464,700	21,607,692
TDK Corp.	375,200	38,258,866
		180,035,672
Internet Software & Services—9.6%
Alphabet, Inc., Cl. A1	144,220	162,851,782
Baidu, Inc., Sponsored ADR[1]	98,010	23,816,430
Facebook, Inc., Cl. A1	351,470	68,297,650
		254,965,862
IT Services—1.7%
Earthport plc[1]	14,765,253	1,995,470
PayPal Holdings, Inc.[1]	523,597	43,599,922
		45,595,392

6        OPPENHEIMER GLOBAL FUND/VA

	Shares	Value
Semiconductors & Semiconductor Equipment—2.7%
Maxim Integrated Products, Inc.	989,715	$58,056,682
Renesas Electronics Corp.[1]	1,387,900	13,579,725
		71,636,407
Software—9.1%
Adobe Systems, Inc.[1]	312,463	76,181,604
Capcom Co. Ltd.	669,900	16,505,513
Intuit, Inc.	331,600	67,747,538
Nintendo Co. Ltd.	67,200	21,931,640
SAP SE	520,351	60,114,590
		242,480,885
Materials—1.1%
Chemicals—1.1%
Linde AG	116,320	27,757,781
Total Common Stocks (Cost $1,220,791,400)		2,613,388,906

	Shares	Value
Preferred Stocks—1.5%
Bayerische Motoren Werke (BMW) AG, Preference	501,851	$40,009,634
Zee Entertainment Enterprises Ltd., 6%
Cum. Non-Cv.	4,053,320	456,120
Total Preferred Stocks (Cost $13,846,485)		40,465,754

Investment Company—0.3%
Oppenheimer Institutional Government Money Market Fund, Cl. E, 1.85%[2,3] (Cost $8,519,026)	8,519,026	8,519,026
Total Investments, at Value (Cost $1,243,156,911)	99.8%	2,662,373,686
Net Other Assets (Liabilities)	0.2	6,119,729
Net Assets	100.0%	$2,668,493,415

Footnotes to Statement of Investments

1. Non-income producing security.

2. Rate shown is the 7-day yield at period end.

3. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares December 31, 2017	Gross Additions	Gross Reductions	Shares June 30, 2018
Oppenheimer Institutional Government Money Market Fund, Cl. E	27,124,866	209,428,709	228,034,549	8,519,026

	Value	Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)
Oppenheimer Institutional Government Money Market Fund, Cl. E	$8,519,026	$120,823	$—	$—

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
United States	$1,306,178,103	49.1%
Japan	382,452,578	14.4
France	253,607,377	9.5
Germany	237,307,552	8.9
United Kingdom	153,932,132	5.8
China	69,202,801	2.6
Switzerland	64,202,798	2.4
India	63,510,121	2.4
Spain	57,061,288	2.1
Sweden	31,948,524	1.2
Denmark	16,143,892	0.6
Ireland	12,323,353	0.5
Italy	8,089,641	0.3
Netherlands	6,413,526	0.2

Total	$2,662,373,686	100.0%

See accompanying Notes to Financial Statements.

7        OPPENHEIMER GLOBAL FUND/VA

STATEMENT OF ASSETS AND LIABILITIES June 30, 2018 Unaudited

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $1,234,637,885)	$2,653,854,660
Affiliated companies (cost $8,519,026)	8,519,026

2,662,373,686
Cash	50,478
Cash—foreign currencies (cost $3,823)	9
Receivables and other assets:
Dividends	7,620,549
Shares of beneficial interest sold	191,627
Other	171,472

Total assets	2,670,407,821
Liabilities
Payables and other liabilities:
Shares of beneficial interest redeemed	1,064,879
Distribution and service plan fees	263,801
Investments purchased	240,141
Trustees’ compensation	150,379
Shareholder communications	47,623
Foreign capital gains tax	11,119
Other	136,464

Total liabilities	1,914,406
Net Assets	$2,668,493,415

Composition of Net Assets
Par value of shares of beneficial interest	$60,156
Additional paid-in capital	1,043,812,802
Accumulated net investment income	4,997,767
Accumulated net realized gain on investments and foreign currency transactions	200,568,466
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	1,419,054,224

Net Assets	$2,668,493,415

Net Asset Value Per Share
Non-Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $1,411,596,197 and 31,653,166 shares of beneficial interest outstanding)	$44.60
Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $1,256,897,218 and 28,502,619 shares of beneficial interest outstanding)	$44.10

See accompanying Notes to Financial Statements.

8        OPPENHEIMER GLOBAL FUND/VA

STATEMENT OF OPERATIONS For the Six Months Ended June 30, 2018 Unaudited

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $1,241,608)	$29,111,728
Affiliated companies	120,823
Interest	14,916
Total investment income	29,247,467
Expenses
Management fees	8,683,658
Distribution and service plan fees - Service shares	1,621,258
Transfer and shareholder servicing agent fees:
Non-Service shares	875,218
Service shares	778,204
Shareholder communications:

Non-Service shares	32,194

Service shares	28,622
Custodian fees and expenses	88,180
Borrowing fees	49,131
Trustees’ compensation	40,274
Other	97,747
Total expenses	12,294,486
Less reduction to custodian expenses	(537)
Less waivers and reimbursements of expenses	(8,154)
Net expenses	12,285,795
Net Investment Income	16,961,672
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions in unaffiliated companies (net of foreign capital gains tax of $70,875)	215,482,286
Foreign currency transactions	(179,083)
Net realized gain	215,303,203
Net change in unrealized appreciation/depreciation on:
Investment transactions in unaffiliated companies	(178,897,680)
Translation of assets and liabilities denominated in foreign currencies	(62,295)
Net change in unrealized appreciation/depreciation	(178,959,975)
Net Increase in Net Assets Resulting from Operations	$53,304,900

See accompanying Notes to Financial Statements.

9        OPPENHEIMER GLOBAL FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Operations
Net investment income	$16,961,672	$14,689,456
Net realized gain	215,303,203	221,558,318
Net change in unrealized appreciation/depreciation	(178,959,975)	558,931,074
Net increase in net assets resulting from operations	53,304,900	795,178,848
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Non-Service shares	(13,839,753)	(12,766,011)
Service shares	(9,443,586)	(8,799,180)
	(23,283,339)	(21,565,191)
Distributions from net realized gain:
Non-Service shares	(97,846,445)	—
Service shares	(88,079,353)	—
	(185,925,798)	—
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Non-Service shares	14,954,533	(179,504,173)
Service shares	20,819,354	(115,703,050)
	35,773,887	(295,207,223)
Net Assets
Total increase (decrease)	(120,130,350)	478,406,434
Beginning of period	2,788,623,765	2,310,217,331
End of period (including accumulated net investment income of $4,997,767 and $11,319,434, respectively)	$2,668,493,415	$2,788,623,765

See accompanying Notes to Financial Statements.

10        OPPENHEIMER GLOBAL FUND/VA

FINANCIAL HIGHLIGHTS

Non-Service Shares	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013

Per Share Operating Data
Net asset value, beginning of period	$47.42	$35.02	$38.00	$39.50	$40.86	$32.55

Income (loss) from investment operations:
Net investment income[1]	0.32	0.29	0.26	0.37	0.52	0.44
Net realized and unrealized gain (loss)	0.66	12.50	(0.42)	1.38	0.44	8.37

Total from investment operations	0.98	12.79	(0.16)	1.75	0.96	8.81

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.47)	(0.39)	(0.38)	(0.54)	(0.46)	(0.50)
Distributions from net realized gain	(3.33)	0.00	(2.44)	(2.71)	(1.86)	0.00

Total dividends and/or distributions to shareholders	(3.80)	(0.39)	(2.82)	(3.25)	(2.32)	(0.50)

Net asset value, end of period	$44.60	$47.42	$35.02	$38.00	$39.50	$40.86

Total Return, at Net Asset Value[2]	1.92%	36.66%	0.08%	3.94%	2.29%	27.31%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,411,596	$1,479,034	$1,245,070	$1,406,001	$1,468,107	$1,397,026

Average net assets (in thousands)	$1,470,820	$1,379,895	$1,270,049	$1,502,338	$1,532,383	$1,333,848

Ratios to average net assets:[3]
Net investment income	1.35%	0.69%	0.75%	0.92%	1.30%	1.20%
Expenses excluding specific expenses listed below	0.77%	0.76%	0.77%	0.76%	0.76%	0.77%
Interest and fees from borrowings	0.00%[4]	0.00%[4]	0.00%[4]	0.00%[4]	0.00%	0.00%

Total expenses[5]	0.77%	0.76%	0.77%	0.76%	0.76%	0.77%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.77%[6]	0.76%[6]	0.77%[6]	0.76%[6]	0.76%[6]	0.77%[6]

Portfolio turnover rate	9%	9%	14%	14%	13%	11%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Less than 0.005%.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended June 30, 2018	0.77%
Year Ended December 31, 2017	0.76%
Year Ended December 31, 2016	0.77%
Year Ended December 31, 2015	0.76%
Year Ended December 31, 2014	0.76%
Year Ended December 31, 2013	0.77%

6. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

11        OPPENHEIMER GLOBAL FUND/VA

FINANCIAL HIGHLIGHTS Continued

Service Shares	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013

Per Share Operating Data
Net asset value, beginning of period	$46.88	$34.64	$37.59	$39.10	$40.47	$32.25

Income (loss) from investment operations:
Net investment income[1]	0.26	0.18	0.17	0.28	0.42	0.34
Net realized and unrealized gain (loss)	0.65	12.36	(0.41)	1.36	0.42	8.30

Total from investment operations	0.91	12.54	(0.24)	1.64	0.84	8.64

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.36)	(0.30)	(0.27)	(0.44)	(0.35)	(0.42)
Distributions from net realized gain	(3.33)	0.00	(2.44)	(2.71)	(1.86)	0.00

Total dividends and/or distributions to shareholders	(3.69)	(0.30)	(2.71)	(3.15)	(2.21)	(0.42)

Net asset value, end of period	$44.10	$46.88	$34.64	$37.59	$39.10	$40.47

Total Return, at Net Asset Value[2]	1.79%	36.32%	(0.16)%	3.67%	2.06%	26.99%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,256,897	$1,309,590	$1,065,147	$1,081,711	$1,204,379	$1,216,285

Average net assets (in thousands)	$1,307,979	$1,207,002	$1,016,772	$1,219,501	$1,265,528	$1,174,119

Ratios to average net assets:[3]
Net investment income	1.10%	0.43%	0.49%	0.70%	1.05%	0.95%
Expenses excluding specific expenses listed below	1.02%	1.01%	1.02%	1.01%	1.01%	1.02%
Interest and fees from borrowings	0.00%[4]	0.00%[4]	0.00%[4]	0.00%[4]	0.00%	0.00%

Total expenses[5]	1.02%	1.01%	1.02%	1.01%	1.01%	1.02%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.02%[6]	1.01%[6]	1.02%[6]	1.01%[6]	1.01%[6]	1.02%[6]

Portfolio turnover rate	9%	9%	14%	14%	13%	11%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Less than 0.005%.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended June 30, 2018	1.02%
Year Ended December 31, 2017	1.01%
Year Ended December 31, 2016	1.02%
Year Ended December 31, 2015	1.01%
Year Ended December 31, 2014	1.01%
Year Ended December 31, 2013	1.03%

6. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

12        OPPENHEIMER GLOBAL FUND/VA

NOTES TO FINANCIAL STATEMENTS June 30, 2018 Unaudited

1. Organization

Oppenheimer Global Fund/VA (the “Fund”), a separate series of Oppenheimer Variable Account Funds, is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s main investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at market close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the values are presented at the foreign exchange rates at market close, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments shown in the Statement of Operations.

For securities, which are subject to foreign withholding tax upon disposition, realized and unrealized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as determined necessary by the Manager.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, and capital gains taxes on foreign investments, if any, have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations. Interest income, if any, is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

13        OPPENHEIMER GLOBAL FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended December 31, 2017, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

During the fiscal year ended December 31, 2017, the Fund utilized $17,365,953 of capital loss carryforwards to offset capital gains realized in that fiscal year. Capital losses will be carried forward to future years if not offset by gains.

At period end, it is estimated that the capital loss carryforwards would be zero. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the reporting period, it is estimated that the Fund will not utilize any capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$1,257,612,211

Gross unrealized appreciation	$1,483,325,344
Gross unrealized depreciation	(78,726,420)

Net unrealized appreciation	$1,404,598,924

Certain foreign countries impose a tax on capital gains which is accrued by the Fund based on unrealized appreciation, if any, on affected securities. The tax is paid when the gain is realized.

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern Time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

14        OPPENHEIMER GLOBAL FUND/VA

3. Securities Valuation (Continued)

Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$178,628,965	$226,138,558	$—	$404,767,523
Consumer Staples	53,853,869	53,229,839	—	107,083,708
Energy	—	24,596,525	—	24,596,525
Financials	209,728,225	257,474,621	—	467,202,846
Health Care	369,276,127	46,660,702	—	415,936,829
Industrials	80,715,171	290,614,305	—	371,329,476
Information Technology	500,551,608	294,162,610	—	794,714,218
Materials	—	27,757,781	—	27,757,781
Preferred Stocks	456,120	40,009,634	—	40,465,754
Investment Company	8,519,026	—	—	8,519,026
Total Assets	$1,401,729,111	$1,260,644,575	$—	$2,662,373,686

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

For the reporting period, there were no transfers between levels.

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage

15        OPPENHEIMER GLOBAL FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

16        OPPENHEIMER GLOBAL FUND/VA

6. Shares of Beneficial Interest (Continued)

	Six Months Ended June 30, 2018		Year Ended December 31, 2017
	Shares	Amount	Shares	Amount
Non-Service Shares
Sold	622,613	$30,279,869	1,449,891	$60,471,325
Dividends and/or distributions reinvested	2,449,259	111,686,198	305,626	12,766,011
Redeemed	(2,610,390)	(127,011,534)	(6,113,341)	(252,741,509)
Net increase (decrease)	461,482	$14,954,533	(4,357,824)	$(179,504,173)

Service Shares
Sold	1,194,863	$57,438,453	2,582,124	$107,475,911
Dividends and/or distributions reinvested	2,162,851	97,522,939	212,797	8,799,180
Redeemed	(2,791,600)	(134,142,038)	(5,605,593)	(231,978,141)
Net increase (decrease)	566,114	$20,819,354	(2,810,672)	$(115,703,050)

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IGMMF, for the reporting period were as follows:

	Purchases	Sales
Investment securities	$251,564,976	$390,268,171

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Next $4.2 billion	0.60
Over $5 billion	0.58

The Fund’s effective management fee for the reporting period was 0.63% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act for Service shares to pay OppenheimerFunds Distributor, Inc. (the “Distributor”), for distribution related services, personal service and

17        OPPENHEIMER GLOBAL FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

8. Fees and Other Transactions with Affiliates (Continued)

account maintenance for the Fund’s Service shares. Under the Plan, payments are made periodically at an annual rate of 0.25% of the daily net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsors of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. These fees are paid out of the Fund’s assets on an on-going basis and increase operating expenses of the Service shares, which results in lower performance compared to the Fund’s shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Waivers and Reimbursements of Expenses. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IGMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $8,154 for IGMMF management fees. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

9. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.875 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Effective July 17, 2018, the Facility was increased to $1.95 billion. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period.

18        OPPENHEIMER GLOBAL FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES; UPDATES TO STATEMENT OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

19        OPPENHEIMER GLOBAL FUND/VA

DISTRIBUTION SOURCES Unaudited

For any distribution that took place over the last six months of the Fund’s reporting period, the table below details on a per-share basis the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. Other capital sources represent a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” You should not draw any conclusions about the Fund’s investment performance from the amounts of these distributions. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. If the Fund (or an underlying fund in which the Fund invests) invests in real estate investment trusts (REITs) and/or master limited partnerships (MLPs), the percentages attributed to each category are estimated using historical information because the character of the amounts received from the REITs and/or MLPs in which the Fund (or underlying fund) invests is unknown until after the end of the calendar year. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive communication in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, and scroll down to the ‘Dividends’ table under ‘Analytics’. The Fund’s latest distribution information will be followed by the sources of any distribution, updated daily.

Fund Name	Pay Date	Net Income	Net Profit from Sale	Other Capital Sources
Oppenheimer Global Fund/VA	6/19/18	10.4%	88.9%	0.7%

20        OPPENHEIMER GLOBAL FUND/VA

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23        OPPENHEIMER GLOBAL FUND/VA

OPPENHEIMER GLOBAL FUND/VA

A Series of Oppenheimer Variable Account Funds

Trustees and Officers	Robert J. Malone, Chairman of the Board of Trustees and Trustee
Andrew J. Donohue, Trustee
Richard F. Grabish, Trustee
Beverly L. Hamilton, Trustee
Victoria J. Herget, Trustee
Karen L. Stuckey, Trustee
James D. Vaughn, Trustee
Arthur P. Steinmetz, Trustee, President and Principal Executive Officer
Rajeev Bhaman, Vice President*
John Delano, Vice President
Cynthia Lo Bessette, Secretary and Chief Legal Officer
Jennifer Foxson, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer
Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Ropes & Gray LLP

*Effective March 31, 2019, Mr. Bhaman will retire as Portfolio Manager and Vice President and Mr. Delano will be the sole Portfolio Manager of the Fund.

Before investing in any of the Oppenheimer funds, investors should carefully consider a Fund’s investment objective, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2018 OppenheimerFunds, Inc. All rights reserved. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

June 30, 2018
Oppenheimer
Main Street Fund®/VA	Semiannual Report
A Series of Oppenheimer Variable Account Funds

SEMIANNUAL REPORT

Listing of Top Holdings

Fund Performance Discussion

Financial Statements

PORTFOLIO MANAGERS: Manind Govil, CFA, Benjamin Ram and Paul Larson

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 6/30/18

	Inception Date	6-Months	1-Year	5-Year	10-Year
Non-Service Shares	7/5/95	-0.05%	6.66%	12.06%	8.82%
Service Shares	7/13/00	-0.16	6.41	11.79	8.55
S&P 500 Index		2.65	14.37	13.42	10.17

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account. Returns for periods of less than one year are cumulative and not annualized. See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

The Fund’s performance is compared to the performance of the S&P 500 Index. The S&P 500 Index is a capitalization-weighted index of 500 stocks intended to be a representative sample of leading companies in leading industries within the U.S. economy. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

TOP HOLDINGS AND ALLOCATIONS

TOP TEN COMMON STOCK HOLDINGS

Microsoft Corp.	4.3%
Apple, Inc.	4.1
UnitedHealth Group, Inc.	3.5
JPMorgan Chase & Co.	3.4
Facebook, Inc., Cl. A	3.1
Amazon.com, Inc.	3.0
Merck & Co., Inc.	2.6
Suncor Energy, Inc.	2.6
Motorola Solutions, Inc.	2.5
Comcast Corp., Cl. A	2.3

Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2018, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

SECTOR ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2018, and are based on the total market value of common stocks. For more current Fund holdings, please visit oppenheimerfunds.com.

2      OPPENHEIMER MAIN STREET FUND/VA

Fund Performance Discussion

The Fund’s Non-Service shares returned -0.05% during the reporting period. In comparison, the Fund underperformed the S&P 500 Index (the “Index”), which returned 2.65%. The Fund underperformed the Index in the Consumer Discretionary, Information Technology and Industrials sectors primarily due to less favorable stock selection. The Fund outperformed the Index mainly in the Financials and Health Care sectors due to stock selection.

MARKET OVERVIEW

During the reporting period, the U.S. had good economic growth, low unemployment, and low inflation. This was driven partly by inherent growth and partly by U.S. tax cuts. Earnings per share for the S&P 500 Index grew around 25% year-over-year over the second quarter of 2018. Even if you back out the portion of earnings growth related to tax, pre-tax earnings grew 10% and revenues grew 8%. This growth has been fairly broad-based across sectors. However, the stock price performance has not been as broad-based, even though the headline numbers for the S&P 500 Index showed strong performance. Growth stocks continued to significantly outperform value stocks led mainly by the so-called FAANG stocks (Facebook, Apple, Amazon, Netflix, and Google). The aforementioned FAANG stocks, along with five other technology-related names, have now contributed to more than 100% of the S&P 500 Index’s gain through the first half of the year. Amazon alone has driven ~40% of the Index’s gain year-to-date.

We continue to focus on the fundamentals of each business to drive our investment decisions versus getting caught up in the temporary emotions of the market, always with the long-term welfare of our shareholders in mind. Our philosophy is to focus on companies with sustainable competitive advantages that have the potential to outperform in most market environments. We combine this with our valuation discipline to seek a margin of safety, with downside protection always an important consideration.

TOP INDIVIDUAL CONTRIBUTORS

Top contributors to the Fund’s relative performance this period included Motorola Solutions, Suncor Energy, and S&P Global.

Motorola Solutions continues to display strong execution and continues to benefit from a favorable environment for public-safety spending. The company has recorded record backlogs with improved margins and return on invested capital.

Suncor’s new mega oil sands project, Fort Hills, has ramped up faster than expectations with the last of three trains commissioned in May. This project, four years in the making, is having a significant impact on production growth. Moreover, with the reduction of capital spending, free cash flow to the firm is stepping up. The stock also benefited from the general strong performance of energy stocks during the reporting period, which was partially driven by the rise in oil prices.

S&P Global, a provider of ratings, benchmarks, analytics and data, continued to deliver on revenues and margins. The stock was also a beneficiary of operating and price momentum and investors’ perception of the company as a growth company.

TOP INDIVIDUAL DETRACTORS

Not owning Amazon for the majority of the reporting period was the biggest relative detractor from performance, as the company continued its run of impressive performance and is one of the largest names in the S&P 500 Index. We re-initiated a position in the company at the end of April 2018 after previously selling the stock in early 2017. Since then, the company has continued to execute and fundamentals have strengthened.

Other detractors from performance during this reporting period included Comcast and PepsiCo.

Comcast’s stock has been under pressure since it surprised the market with its bid for Sky PLC, a European satellite-TV operator. Investors have typically viewed U.S. cable favorably as a play on residential broadband, in spite of the troubles faced in pay TV. Given the subscriber trajectories of DIRECTV and the DISH Network and the likelihood of a bidding war as Fox is currently bidding for the 60% of Sky it does not own, the market has taken a wait-and-see approach to this deal.

PepsiCo and consumer packaged-goods companies in general have faced volume and pricing headwinds. There are also concerns that increased reinvestment to try to spur revenue growth will hit margins. Additionally, there has been selling pressure in the Consumer Staples space due to the group’s interest-rate sensitivity.

3      OPPENHEIMER MAIN STREET FUND/VA

STRATEGY & OUTLOOK

In the short term, we expect the U.S. economy to continue to show decent economic growth. We believe this will be driven by favorable ongoing consumer confidence, tax benefits and falling regulatory hurdles. Rising home prices as well as technological innovation may also help drive the economy higher.

The risks we are focused on include trade tariffs, interest rates, disruption of traditional business models and the narrowness of the stock market rally in large-cap stocks. Regarding trade tariffs, we believe the market views it as a negotiating tactic and is implying that all will end well. A true escalation could severely hamper global growth and thereby stock prices. In addition, we are afraid companies are addicted to low interest rates. If interest rates were to rise materially, some companies’ historical decisions could look like misallocation of capital and negatively impact their stock prices. Innovation, while a positive for the overall economy over the long-term, could create short-term disruptions. Finally, there is risk around the growing disparity between stock prices of companies perceived as having “growth characteristics” irrespective of valuation versus the rest of the companies. History tells us that sooner or later, such narrow rallies result in investors crowding in a few stocks and ultimately result in meaningful declines of those stocks.

We continue to maintain our discipline around valuation. Additionally, while innovation is alive and well and helping generate economic growth, fundamental disruptions across market segments have been elevated. We are constantly monitoring potential disruption risk to our companies.

Volatility in the markets has been unusually low by historical standards but could increase. Traditionally, during periods of heightened market volatility, investors generally favor stocks of higher-quality companies—with greater consistency and stability of revenue and earnings—leading to relatively better stock performance of those companies. We think focusing on companies with competitive advantages and skilled management teams positions us well, should this environment come to pass. During times of economic volatility such companies frequently widen their lead over weaker competitors. We seek to invest in companies characterized by these qualities at compelling valuations and believe this disciplined approach is essential to generating superior long-term performance.

The views in the Fund Performance Discussion represent the opinions of this Fund’s portfolio managers and are not intended as investment advice or to predict or depict the performance of any investment. These views are as of the close of business on June 30, 2018, and are subject to change based on subsequent developments. The Fund’s portfolio and strategies are subject to change.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

4      OPPENHEIMER MAIN STREET FUND/VA

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended June 30, 2018.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended June 30, 2018” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes.

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

Actual	Beginning Account Value January 1, 2018	Ending Account Value June 30, 2018	Expenses Paid During 6 Months Ended June 30, 2018
Non-Service shares	$1,000.00	$999.50	$ 3.97
Service shares	1,000.00	998.40	5.22

Hypothetical
(5% return before expenses)
Non-Service shares	1,000.00	1,020.83	4.02
Service shares	1,000.00	1,019.59	5.27

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended June 30, 2018 are as follows:

Class	Expense Ratios
Non-Service shares	0.80%
Service shares	1.05

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

5      OPPENHEIMER MAIN STREET FUND/VA

STATEMENT OF INVESTMENTS June 30, 2018 Unaudited

	Shares	Value

Common Stocks—97.4%
Consumer Discretionary—13.3%
Auto Components—0.8%
Aptiv plc	112,550	$10,312,957
Hotels, Restaurants & Leisure—1.3%
McDonald’s Corp.	106,950	16,757,995
Internet & Catalog Retail—3.0%
Amazon.com, Inc.[1]	21,860	37,157,628
Media—2.3%
Comcast Corp., Cl. A	890,050	29,202,540
Specialty Retail—5.9%
Best Buy Co., Inc.	300,580	22,417,257
CarMax, Inc.[1]	107,120	7,805,834
Lowe’s Cos., Inc.	270,400	25,842,128
O’Reilly Automotive, Inc.[1]	69,996	19,148,806
		75,214,025
Consumer Staples—6.7%
Beverages—1.6%
PepsiCo, Inc.	184,701	20,108,398
Food Products—1.4%
Kraft Heinz Co. (The)	275,385	17,299,686
Household Products—2.0%
Church & Dwight Co., Inc.	489,310	26,011,720
Tobacco—1.7%
Philip Morris International, Inc.	263,379	21,265,220
Energy—5.7%
Oil, Gas & Consumable Fuels—5.7%
Exxon Mobil Corp.	176,800	14,626,664
Magellan Midstream Partners LP2	370,120	25,567,890
Suncor Energy, Inc.	804,780	32,738,450
		72,933,004
Financials—19.6%
Capital Markets—6.9%
Bank of New York Mellon Corp. (The)	389,340	20,997,106
CME Group, Inc., Cl. A	120,050	19,678,596
Intercontinental Exchange, Inc.	353,890	26,028,610
S&P Global, Inc.	101,571	20,709,311
		87,413,623
Commercial Banks—5.1%
JPMorgan Chase & Co.	414,630	43,204,446
SunTrust Banks, Inc.	229,430	15,146,969
US Bancorp	141,510	7,078,330
		65,429,745
Consumer Finance—1.1%
Discover Financial Services	199,213	14,026,587
Diversified Financial Services—2.9%
AXA Equitable Holdings, Inc.[1]	724,856	14,939,282
Berkshire Hathaway, Inc., Cl. B1	118,080	22,039,632
		36,978,914
Insurance—2.5%
Marsh & McLennan Cos., Inc.	205,500	16,844,835
Progressive Corp. (The)	251,020	14,847,833
		31,692,668
Real Estate Investment Trusts (REITs)—1.1%
Mid-America Apartment Communities, Inc.	141,170	14,211,584
Health Care—15.6%
Biotechnology—2.5%
Celgene Corp.[1]	79,170	6,287,681
Exact Sciences Corp.[1]	174,170	10,413,624
Gilead Sciences, Inc.	204,790	14,507,324
		31,208,629

	Shares	Value
Health Care Equipment & Supplies—2.0%
Boston Scientific Corp.[1]	434,740	$14,215,998
Stryker Corp.	65,780	11,107,611
		25,323,609
Health Care Providers & Services—6.3%
DaVita, Inc.[1]	322,310	22,381,206
Laboratory Corp. of America Holdings[1]	75,820	13,611,965
UnitedHealth Group, Inc.	179,240	43,974,742
		79,967,913
Health Care Technology—0.7%
Cerner Corp.[1]	142,930	8,545,785
Life Sciences Tools & Services—1.5%
Agilent Technologies, Inc.	309,640	19,148,137
Pharmaceuticals—2.6%
Merck & Co., Inc.	551,350	33,466,945
Industrials—7.3%
Aerospace & Defense—2.2%
Lockheed Martin Corp.	95,700	28,272,651
Airlines—0.4%
Alaska Air Group, Inc.	89,940	5,431,477
Commercial Services & Supplies—0.9%
Republic Services, Inc., Cl. A	160,850	10,995,706
Machinery—1.2%
Illinois Tool Works, Inc.	107,910	14,949,851
Professional Services—0.6%
Nielsen Holdings plc	257,760	7,972,517
Road & Rail—1.1%
Union Pacific Corp.	99,390	14,081,575
Trading Companies & Distributors—0.9%
Fastenal Co.	232,240	11,177,711
Information Technology—24.1%
Communications Equipment—3.4%
Cisco Systems, Inc.	265,300	11,415,859
Motorola Solutions, Inc.	270,000	31,419,900
		42,835,759
Internet Software & Services—4.1%
eBay, Inc.[1]	333,790	12,103,225
Facebook, Inc., Cl. A1	204,540	39,746,213
		51,849,438
IT Services—4.0%
Amdocs Ltd.	261,090	17,281,547
DXC Technology Co.	111,620	8,997,688
First Data Corp., Cl. A1	457,610	9,577,778
Visa, Inc., Cl. A	114,800	15,205,260
		51,062,273
Semiconductors & Semiconductor Equipment—1.8%
Applied Materials, Inc.	313,760	14,492,574
Microchip Technology, Inc.	89,990	8,184,591
		22,677,165
Software—5.9%
Activision Blizzard, Inc.	188,820	14,410,742
Microsoft Corp.	551,190	54,352,846
ServiceNow, Inc.[1]	38,100	6,571,107
		75,334,695
Technology Hardware, Storage & Peripherals—4.9%
Apple, Inc.	282,676	52,326,154
Western Digital Corp.	135,565	10,494,087
		62,820,241
Materials—2.2%
Chemicals—1.8%
Ecolab, Inc.	95,730	13,433,791

6      OPPENHEIMER MAIN STREET FUND/VA

	Shares	Value
Chemicals (Continued)
PPG Industries, Inc.	87,620	$9,088,822
		22,522,613
Construction Materials—0.4%
Vulcan Materials Co.	39,780	5,134,007
Telecommunication Services—1.4%
Diversified Telecommunication Services—1.4%
Verizon Communications, Inc.	353,425	17,780,812

	Shares	Value
Utilities—1.5%
Multi-Utilities—1.5%
National Grid plc	1,677,370	$18,557,547
Total Common Stocks (Cost $959,497,970)		1,237,133,350
Investment Company—2.9%
Oppenheimer Institutional Government Money Market Fund, Cl. E, 1.85%[3,4] (Cost $37,269,961)	37,269,961	37,269,961
Total Investments, at Value (Cost $996,767,931)	100.3%	1,274,403,311
Net Other Assets (Liabilities)	(0.3)	(3,559,679)

Net Assets	100.0%	$1,270,843,632

Footnotes to Statement of Investments

1. Non-income producing security.

2. Security is a Master Limited Partnership.

3. Rate shown is the 7-day yield at period end.

4. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares December 31, 2017	Gross Additions	Gross Reductions	Shares June 30, 2018
Oppenheimer Institutional Government Money Market Fund, Cl. E	19,085,774	143,920,941	125,736,754	37,269,961

	Value	Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)
Oppenheimer Institutional Government Money Market Fund, Cl. E	$37,269,961	$127,436	$—	$—

See accompanying Notes to Financial Statements.

7      OPPENHEIMER MAIN STREET FUND/VA

STATEMENT OF ASSETS AND LIABILITIES June 30, 2018 Unaudited

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $959,497,970)	$1,237,133,350
Affiliated companies (cost $37,269,961)	37,269,961

1,274,403,311
Cash	750,000
Receivables and other assets:
Investments sold	8,791,325
Dividends	2,065,375
Shares of beneficial interest sold	598,039
Other	151,113

Total assets	1,286,759,163
Liabilities
Payables and other liabilities:
Investments purchased	15,147,785
Shares of beneficial interest redeemed	417,280
Distribution and service plan fees	152,121
Trustees’ compensation	138,486
Shareholder communications	25,232
Other	34,627

Total liabilities	15,915,531
Net Assets	$1,270,843,632

Composition of Net Assets
Par value of shares of beneficial interest	$43,939
Additional paid-in capital	852,918,793
Accumulated net investment income	3,877,472
Accumulated net realized gain on investments and foreign currency transactions	136,376,862
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	277,626,566

Net Assets	$1,270,843,632

Net Asset Value Per Share
Non-Service Shares:

Net asset value, redemption price per share and offering price per share (based on net assets of $539,986,628 and 18,561,637 shares of beneficial interest outstanding)	$29.09

Service Shares:

Net asset value, redemption price per share and offering price per share (based on net assets of $730,857,004 and 25,377,033 shares of beneficial interest outstanding)	$28.80

See accompanying Notes to Financial Statements.

8      OPPENHEIMER MAIN STREET FUND/VA

STATEMENT OF OPERATIONS For the Six Months Ended June 30, 2018 Unaudited

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $79,229)	$11,213,623
Affiliated companies	127,436

Total investment income	11,341,059
Expenses
Management fees	4,252,139
Distribution and service plan fees - Service shares	932,306
Transfer and shareholder servicing agent fees:
Non-Service shares	325,544
Service shares	447,507
Shareholder communications:
Non-Service shares	13,663
Service shares	18,765
Borrowing fees	24,144
Trustees’ compensation	22,157
Custodian fees and expenses	4,355
Other	40,180
Total expenses	6,080,760
Less reduction to custodian expenses	(192)
Less waivers and reimbursements of expenses	(8,033)
Net expenses	6,072,535
Net Investment Income	5,268,524
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions in unaffiliated companies	136,964,707
Foreign currency transactions	(3,597)

Net realized gain	136,961,110
Net change in unrealized appreciation/depreciation on:
Investment transactions in unaffiliated companies	(143,529,782)
Translation of assets and liabilities denominated in foreign currencies	(4,444)
Net change in unrealized appreciation/depreciation	(143,534,226)
Net Decrease in Net Assets Resulting from Operations	$(1,304,592)

See accompanying Notes to Financial Statements.

9      OPPENHEIMER MAIN STREET FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Operations
Net investment income	$5,268,524	$12,822,734
Net realized gain	136,961,110	121,840,022
Net change in unrealized appreciation/depreciation	(143,534,226)	68,971,875

Net increase (decrease) in net assets resulting from operations	(1,304,592)	203,634,631
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Non-Service shares	(6,259,485)	(6,687,663)
Service shares	(6,666,702)	(8,150,647)

	(12,926,187)	(14,838,310)
Distributions from net realized gain:
Non-Service shares	(47,081,560)	(8,972,517)
Service shares	(64,964,561)	(13,368,399)

	(112,046,121)	(22,340,916)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Non-Service shares	31,882,758	9,551,567
Service shares	18,304,133	(86,863,753)

	50,186,891	(77,312,186)
Net Assets
Total increase (decrease)	(76,090,009)	89,143,219
Beginning of period	1,346,933,641	1,257,790,422

End of period (including accumulated net investment income of $3,877,472 and $11,535,135, respectively)	$1,270,843,632	$1,346,933,641

See accompanying Notes to Financial Statements.

10      OPPENHEIMER MAIN STREET FUND/VA

FINANCIAL HIGHLIGHTS

Non-Service Shares	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Per Share Operating Data
Net asset value, beginning of period	$32.25	$28.41	$29.24	$33.61	$31.24	$23.97
Income (loss) from investment operations:
Net investment income[1]	0.15	0.34	0.33	0.33	0.28	0.24
Net realized and unrealized gain (loss)	(0.11)	4.41	2.76	0.80	3.01	7.33

Total from investment operations	0.04	4.75	3.09	1.13	3.29	7.57
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.38)	(0.39)	(0.34)	(0.32)	(0.27)	(0.30)
Distributions from net realized gain	(2.82)	(0.52)	(3.58)	(5.18)	(0.65)	0.00

Total dividends and/or distributions to shareholders	(3.20)	(0.91)	(3.92)	(5.50)	(0.92)	(0.30)
Net asset value, end of period	$29.09	$32.25	$28.41	$29.24	$33.61	$31.24

Total Return, at Net Asset Value[2]	(0.05)%	16.91%	11.62%	3.33%	10.70%	31.77%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$539,987	$561,555	$485,196	$518,456	$559,933	$561,016
Average net assets (in thousands)	$547,181	$535,770	$502,522	$541,020	$554,449	$517,750
Ratios to average net assets:[3]
Net investment income	0.96%	1.12%	1.16%	1.05%	0.86%	0.87%
Expenses excluding specific expenses listed below	0.80%	0.78%	0.79%	0.78%	0.77%	0.78%
Interest and fees from borrowings	0.00%[4]	0.00%[4]	0.00%[4]	0.00%[4]	0.00%	0.00%

Total expenses[5]	0.80%	0.78%	0.79%	0.78%	0.77%	0.78%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.80%[6]	0.78%[6]	0.79%[6]	0.78%[6]	0.77%[6]	0.78%[6]
Portfolio turnover rate	36%	35%	33%	44%	43%	49%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Less than 0.005%.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended June 30, 2018	0.80%
Year Ended December 31, 2017	0.78%
Year Ended December 31, 2016	0.79%
Year Ended December 31, 2015	0.78%
Year Ended December 31, 2014	0.77%
Year Ended December 31, 2013	0.78%

6. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

11      OPPENHEIMER MAIN STREET FUND/VA

FINANCIAL HIGHLIGHTS Continued

Service Shares	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Per Share Operating Data
Net asset value, beginning of period	$31.91	$28.12	$28.98	$33.33	$30.99	$23.78
Income (loss) from investment operations:
Net investment income[1]	0.11	0.26	0.26	0.25	0.19	0.17
Net realized and unrealized gain (loss)	(0.11)	4.37	2.72	0.80	2.99	7.27

Total from investment operations	0.00[2]	4.63	2.98	1.05	3.18	7.44
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.29)	(0.32)	(0.26)	(0.22)	(0.19)	(0.23)
Distributions from net realized gain	(2.82)	(0.52)	(3.58)	(5.18)	(0.65)	0.00

Total dividends and/or distributions to shareholders	(3.11)	(0.84)	(3.84)	(5.40)	(0.84)	(0.23)
Net asset value, end of period	$28.80	$31.91	$28.12	$28.98	$33.33	$30.99

Total Return, at Net Asset Value[3]	(0.16)%	16.63%	11.30%	3.11%	10.40%	31.44%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$730,857	$785,379	$772,594	$715,328	$806,023	$915,027
Average net assets (in thousands)	$751,864	$788,342	$725,836	$757,218	$856,467	$895,073
Ratios to average net assets:[4]
Net investment income	0.71%	0.87%	0.94%	0.80%	0.61%	0.62%
Expenses excluding specific expenses listed below	1.05%	1.03%	1.04%	1.03%	1.02%	1.04%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]	0.00%	0.00%

Total expenses[6]	1.05%	1.03%	1.04%	1.03%	1.02%	1.04%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.05%[7]	1.03%[7]	1.04%[7]	1.03%[7]	1.02%[7]	1.04%[7]
Portfolio turnover rate	36%	35%	33%	44%	43%	49%
1. Per share amounts calculated based on the average shares outstanding during the period.

2. Less than $0.005 per share.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended June 30, 2018	1.05%
Year Ended December 31, 2017	1.03%
Year Ended December 31, 2016	1.04%
Year Ended December 31, 2015	1.03%
Year Ended December 31, 2014	1.02%
Year Ended December 31, 2013	1.04%

7. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

12      OPPENHEIMER MAIN STREET FUND/VA

NOTES TO FINANCIAL STATEMENTS June 30, 2018 Unaudited

1. Organization

Oppenheimer Main Street Fund/VA (the “Fund”), a separate series of Oppenheimer Variable Account Funds, is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at market close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the values are presented at the foreign exchange rates at market close, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments shown in the Statement of Operations.

For securities, which are subject to foreign withholding tax upon disposition, realized and unrealized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as determined necessary by the Manager.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, and capital gains taxes on foreign investments, if any, have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations. Interest income, if any, is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Return of Capital Estimates. Distributions received from the Fund’s investments in Master Limited Partnerships (MLPs) and Real Estate Investments Trusts (REITs), generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates. Such estimates are based on historical information available from each MLP, REIT and other industry sources. These estimates may subsequently be revised based on information received from MLPs and REITs after their tax reporting periods are concluded.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 2.00%. The “Reduction to custodian

13      OPPENHEIMER MAIN STREET FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended December 31, 2017, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

During the fiscal year ended December 31, 2017, the Fund utilized $109,852 of capital loss carryforwards to offset capital gains realized in that fiscal year. The Fund had straddle losses of $4,386 which were deferred. For the fiscal year ended December 31, 2017, the Fund had capital loss carryforwards of $16,688. Capital losses will be carried forward to future years if not offset by gains.

At period end, it is estimated that the capital loss carryforwards would be zero. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the reporting period, it is estimated that the Fund will utilize $16,688 of capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$998,169,007

Gross unrealized appreciation	$299,532,995

Gross unrealized depreciation	(23,307,505)

Net unrealized appreciation	$276,225,490

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern Time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last

14      OPPENHEIMER MAIN STREET FUND/VA

3. Securities Valuation (Continued)

published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$168,645,145	$—	$—	$168,645,145
Consumer Staples	84,685,024	—	—	84,685,024
Energy	72,933,004	—	—	72,933,004
Financials	249,753,121	—	—	249,753,121
Health Care	197,661,018	—	—	197,661,018
Industrials	92,881,488	—	—	92,881,488
Information Technology	306,579,571	—	—	306,579,571
Materials	27,656,620	—	—	27,656,620
Telecommunication Services	17,780,812	—	—	17,780,812
Utilities	—	18,557,547	—	18,557,547
Investment Company	37,269,961	—	—	37,269,961

Total Assets	$1,255,845,764	$18,557,547	$—	$1,274,403,311

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

For the reporting period, there were no transfers between levels.

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to

15      OPPENHEIMER MAIN STREET FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Master Limited Partnerships (“MLPs”). MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

16      OPPENHEIMER MAIN STREET FUND/VA

6. Shares of Beneficial Interest (Continued)

	Six Months Ended June 30, 2018		Year Ended December 31, 2017
	Shares	Amount	Shares	Amount
Non-Service Shares
Sold	523,122	$16,309,398	2,189,995	$66,648,162
Dividends and/or distributions reinvested	1,802,063	53,341,045	515,816	15,660,180
Acquisition—Note 10	—	—	14,913	454,099
Redeemed	(1,176,102)	(37,767,685)	(2,388,470)	(73,210,874)

Net increase	1,149,083	$31,882,758	332,254	$9,551,567

Service Shares
Sold	957,385	$30,125,496	1,395,024	$42,024,615
Dividends and/or distributions reinvested	2,444,753	71,631,263	715,394	21,519,046
Acquisition—Note 10	—	—	244,900	7,376,390
Redeemed	(2,634,296)	(83,452,626)	(5,216,278)	(157,783,804)

Net increase (decrease)	767,842	$18,304,133	(2,860,960)	$(86,863,753)

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IGMMF, for the reporting period were as follows:

	Purchases	Sales
Investment securities	$459,430,758	$541,158,972

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Next $200 million	0.60
Next $4 billion	0.58
Over $5 billion	0.56

The Fund’s effective management fee for the reporting period was 0.66% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

17      OPPENHEIMER MAIN STREET FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

8. Fees and Other Transactions with Affiliates (Continued)

Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act for Service shares to pay OppenheimerFunds Distributor, Inc. (the “Distributor”), for distribution related services, personal service and account maintenance for the Fund’s Service shares. Under the Plan, payments are made periodically at an annual rate of 0.25% of the daily net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsors of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. These fees are paid out of the Fund’s assets on an on-going basis and increase operating expenses of the Service shares, which results in lower performance compared to the Fund’s shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Waivers and Reimbursements of Expenses. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IGMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $8,033 for IGMMF management fees. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

9. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.875 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Effective July 17, 2018, the Facility was increased to $1.95 billion. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period.

10. Acquisition of Oppenheimer Equity Income Fund/VA

On May 1, 2017, the Fund acquired all of the net assets of Oppenheimer Equity Income Fund/VA, pursuant to an Agreement and Plan of Reorganization approved by the Fund’s Board. The exchange qualified as a tax-free reorganization for federal income tax purposes. The purpose of this acquisition is to combine two funds with similar investment objectives, strategies and risks to allow shareholders to benefit from greater asset growth potential, as well as lowered total expenses.

Details of the merger are shown in the following table:

	Exchange Ratio to One Share of the Oppenheimer Equity Income Fund/VA	Shares of Beneficial Interest Issued by the Fund	Value of Issued Shares of Beneficial Interest	Combined Net Assets on May 1, 2017[1]
Non-Service shares	0.347188309	14,913	$ 454,099	$ 522,307,311
Service shares	0.430279316	244,900	7,376,390	789,160,812

1. The net assets acquired included net unrealized appreciation of $1,182,786 and an unused capital loss carryforward of $126,540, potential utilization subject to tax limitations.

Had the merger occurred at the beginning of the reporting period, the Fund’s pro forma Statement of Operations would have been as follows (Unaudited):

Net investment income	$12,883,960
Net gain on investments	190,984,944
Net increase in net assets resulting from operations	203,868,904

For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the tax cost basis of the investments received from Oppenheimer Equity Income Fund/VA were carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Oppenheimer Equity Income Fund/VA that have been included in the Fund’s Statement of Operations since May 1, 2017.

18      OPPENHEIMER MAIN STREET FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES; UPDATES TO STATEMENT OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

19      OPPENHEIMER MAIN STREET FUND/VA

DISTRIBUTION SOURCES Unaudited

For any distribution that took place over the last six months of the Fund’s reporting period, the table below details on a per-share basis the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. Other capital sources represent a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” You should not draw any conclusions about the Fund’s investment performance from the amounts of these distributions. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. If the Fund (or an underlying fund in which the Fund invests) invests in real estate investment trusts (REITs) and/or master limited partnerships (MLPs), the percentages attributed to each category are estimated using historical information because the character of the amounts received from the REITs and/or MLPs in which the Fund (or underlying fund) invests is unknown until after the end of the calendar year. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive communication in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, and scroll down to the ‘Dividends’ table under ‘Analytics’. The Fund’s latest distribution information will be followed by the sources of any distribution, updated daily.

Fund Name	Pay Date	Net Income	Net Profit from Sale	Other Capital Sources
Oppenheimer Main Street Fund/VA	6/19/18	10.2%	89.7%	0.1%

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OPPENHEIMER MAIN STREET FUND/VA

A Series of Oppenheimer Variable Account Funds

Trustees and Officers	Robert J, Malone, Chairman of the Board of Trustees and Trustee
Andrew J. Donohue, Trustee
Richard F. Grabish, Trustee
Beverly L. Hamilton, Trustee
Victoria J. Herget, Trustee
Karen L. Stuckey, Trustee
James D. Vaughn, Trustee
Arthur P. Steinmetz, Trustee, President and Principal Executive Officer
Manind Govil, Vice President
Benjamin Ram, Vice President
Paul Larson, Vice President
Cynthia Lo Bessette, Secretary and Chief Legal Officer
Jennifer Foxson, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer
Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and	OFI Global Asset Management, Inc.
Shareholder
Servicing Agent

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent	KPMG LLP
Registered
Public
Accounting
Firm

Legal Counsel	Ropes & Gray LLP

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2018 OppenheimerFunds, Inc. All rights reserved. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

June 30, 2018

                   SEMIANNUAL REPORT

                           Listing of Top Holdings

                           Fund Performance Discussion

                            Financial Statements

PORTFOLIO MANAGERS: Matthew P. Ziehl, CFA, Raymond Anello, CFA, Raman Vardharaj, CFA, Joy Budzinski, Kristin Ketner, Magnus Krantz and Adam Weiner.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 6/30/18

	Inception Date	6-Months	1-Year	5-Year	10-Year
Non-Service Shares	5/1/98	8.05%	15.29%	12.60%	11.19%
Service Shares	7/16/01	7.91	14.96	12.32	10.91
Russell 2000 Index		7.66	17.57	12.46	10.60

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account. Returns for periods of less than one year are cumulative and not annualized. See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

The Fund’s performance is compared to the performance of the Russell 2000 Index, which measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

TOP HOLDINGS AND ALLOCATIONS

TOP TEN COMMON STOCK HOLDINGS
Korn/Ferry International	2.5%
ASGN, Inc.	2.0
CACI International, Inc., Cl. A	2.0
Visteon Corp.	1.9
Zynga, Inc., Cl. A	1.7
j2 Global, Inc.	1.7
Generac Holdings, Inc.	1.6
Matador Resources Co.	1.6
National Storage Affiliates Trust	1.6
Amedisys, Inc.	1.6

Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2018, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

SECTOR ALLOCATION

⬛ Financials — 22.5%

⬛ Industrials —19.2%

⬛ Information Technology —18.8%

⬛ Health Care —14.2%

⬛ Consumer Discretionary —11.0%

⬛ Utilities —4.2%

⬛ Materials—4.1%

⬛ Energy—3.7%

⬛ Consumer Staples —2.3%

Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2018, and are based on the total market value of common stocks.

2        OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

Fund Performance Discussion

The Fund’s Non-Service shares returned 8.05% during the reporting period. In comparison, the Fund outperformed the Russell 2000 Index (the “Index”), which returned 7.66%. The Fund’s outperformance relative to the Index stemmed largely from stock selection in the Industrials, Information Technology, and Energy sectors. Stock selection in the Materials and Consumer Discretionary sectors and an underweight in Health Care detracted from performance.

MARKET OVERVIEW

After a mixed first quarter of 2018, U.S. stock indices had a generally strong second quarter of the year. The market showed resiliency despite increasing concerns related to tariffs and trade wars. Given this backdrop, small-cap stocks experienced particularly strong performance during the reporting period as investors sought companies more exposed to the U.S. economy versus larger-cap multi-nationals more exposed to global trade and whose foreign revenue is negatively impacted by a rising U.S. dollar.

For the first half of 2018, small-cap stocks have now outperformed large-cap stocks by almost 500 basis points, as the Russell 2000 Index has produced a total return of 7.66% versus the Russell 1000 Index’s 2.85% gain. As noted, this performance has widened as tariff and trade war concerns have intensified since April and the U.S. dollar has moved higher at the same time.

As investors, it is important to know what is and what is not within one’s circle of competence. As such, we strive to keep the portfolio in an all-weather orientation. Whether rates, commodity prices, currencies or even whole economies go up or down, our goal is to have a portfolio that has the potential to outperform no matter the environment.

We also believe we have the skills to identify company management teams that are likely to successfully execute on their plans. Lastly, we believe correctly valuing stocks and seeing what expectations the market is pricing in is also within our skillset. It is not by accident that we weight the portfolio more heavily towards companies that have structural competitive advantages and/or management teams that are executing (e.g. gaining market share, expanding profit margins), with at least reasonable stock valuations. Companies with these qualities generally have more stable earnings.

TOP INDIVIDUAL CONTRIBUTORS

Top contributors to the Fund’s relative performance this period included Korn/Ferry International, Etsy, and Amedisys.

During the reporting period, recruiter and talent management consultant Korn/Ferry delivered another strong quarter in a series of strong quarterly results, with accelerating revenue growth and forward guidance that exceeded expectations. The company is effectively leveraging the intellectual property of its Hay Group organizational and leadership consulting business, acquired in 2015, to drive results in its traditional executive “headhunter” practice and its Futurestep recruitment process outsourcing division. A strengthening economy and tightening job market have been driving demand, and the company’s value-added offerings have been helping it take market share.

Etsy’s stock moved substantially higher after instituting a significant price increase to narrow the “take rate” discount that was in place relative to other marketplaces. This was interpreted by the market as a sign of confidence that the marketplace has developed enough stickiness with sellers to support pricing power. Along with the pricing move helping top-line revenue growth and margins, the company will reinvest some of the proceeds to support more aggressive marketing to gain new buyers, enhance repeat purchase activity and improve conversion, which offers a lot of runway for continued strong growth for the foreseeable future.

In May 2018, Amedisys reported a strong quarter beating expectations driven by strength in margins. Also, the company announced it bought back 2.4 million, or 7% of its shares, from KKR, which will be 6%-7% accretive to earnings. Home health continues to be in a strong situation at period end as people increasingly try to be kept in their homes as long as possible.

TOP INDIVIDUAL DETRACTORS

Detractors from relative performance this reporting period included Prestige Brands Holdings, Spirit Airlines, and Manitowoc.

Prestige Brands markets, sells, and distributes various over-the-counter healthcare and consumer products. Organic sales trends for Prestige have slowed and cost pressures have increased, especially for transportation. Despite an attractive valuation, we exited the stock during the reporting period as we do not see a catalyst for improvement.

3        OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

Rivalry within the domestic airline industry remains intense, with a combination of ongoing low fares and rising fuel prices stoking fears about current profitability. For Spirit, the long-term fundamental picture actually improved in the reporting period. After operational issues in mid-2017, the company signed a new five-year labor agreement with its pilots. Despite the large bump in pay for the pilots, the company said it expects its relative cost advantage to expand further in the years ahead.

Manitowoc is a leading global manufacturer of cranes and lifting solutions with manufacturing, distribution, and service facilities in 20 countries. After strong relative performance in the second half of 2017, the stock declined 34% in the first half of 2018 as investors grappled with the impact of higher raw material costs (i.e. steel) and a trade war possibly negating management’s hard fought multi-year restructuring efforts and a nascent cyclical recovery in Manitowoc’s core business. With an attractive valuation in our view and management execution on track, we maintained a modest position in the stock at period end.

STRATEGY & OUTLOOK

In the short term, we expect the U.S. economy to continue to show decent economic growth. We believe this will be driven by favorable consumer confidence, tax benefits and lower regulatory hurdles. Rising home prices and innovation may also help drive the economy higher.

Risks we are focused on include trade tariffs, interest rates, disruption of traditional business models and the narrowness of the stock market rally in large-cap stocks. Regarding trade tariffs, we believe the market views it as a negotiating tactic and is implying that all will end well. An escalation could severely hamper global growth and thereby stock prices. We are afraid companies are addicted to low interest rates. If interest rates were to rise materially, some companies’ historical decisions will look like misallocation of capital and negatively impact their stock prices. Innovation, while a positive for the overall economy over the long term, creates short-term disruptions. Finally, there is risk around the growing disparity between stock prices of companies perceived as having “growth characteristics” irrespective of valuation versus the rest of the companies. History tells us that sooner or later, such narrow rallies result in investors crowding in a few stocks and ultimately resulting in meaningful declines of those stocks.

We continue to maintain our discipline around valuation. Additionally, while innovation is alive and well and helping generate economic growth, fundamental disruptions across market segments have been elevated. We are focused on potential disruption risk to our companies.

Volatility in the markets has been unusually low by historical standards but could increase. Traditionally, during periods of heightened market volatility, investors favor stocks of higher quality companies—with greater consistency and stability of revenue and earnings—leading to relatively better stock performance of those companies. We think focusing on companies with competitive advantages and skilled management teams positions us well, should this environment come to pass. During times of economic volatility such companies frequently widen their lead over weaker competitors. We seek to invest in companies characterized by these qualities at compelling valuations and believe this disciplined approach is essential to generating superior long-term performance.

The views in the Fund Performance Discussion represent the opinions of this Fund’s portfolio managers and are not intended as investment advice or to predict or depict the performance of any investment. These views are as of the close of business on June 30, 2018, and are subject to change based on subsequent developments. The Fund’s portfolio and strategies are subject to change.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

4        OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended June 30, 2018.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended June 30, 2018” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes.

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

Actual	Beginning Account Value January 1, 2018	Ending Account Value June 30, 2018	Expenses Paid During 6 Months Ended June 30, 2018
Non-Service shares	$1,000.00	$1,080.50	$4.13
Service shares	1,000.00	1,079.10	5.43

Hypothetical
(5% return before expenses)
Non-Service shares	1,000.00	1,020.83	4.02
Service shares	1,000.00	1,019.59	5.27

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended June 30, 2018 are as follows:

Class	Expense Ratios
Non-Service shares	0.80%
Service shares	1.05

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

5        OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

STATEMENT OF INVESTMENTS June 30, 2018 Unaudited

	Shares	Value
Common Stocks—99.4%
Consumer Discretionary—10.8%
Auto Components—3.1%
Dorman Products, Inc.[1]	190,720	$13,028,083
Visteon Corp.[1]	166,700	21,544,308
		34,572,391
Diversified Consumer Services—0.7%
Houghton Mifflin Harcourt Co.[1]	1,028,020	7,864,353
Hotels, Restaurants & Leisure—3.2%
Jack in the Box, Inc.	132,350	11,265,632
Texas Roadhouse, Inc., Cl. A	205,030	13,431,515
Wendy’s Co. (The)	617,740	10,612,773
		35,309,920
Household Durables—0.6%
TopBuild Corp.[1]	87,930	6,888,436
Specialty Retail—3.2%
Children’s Place, Inc. (The)	108,620	13,121,296
Group 1 Automotive, Inc.	270,470	17,039,610
Monro, Inc.	97,630	5,672,303
		35,833,209
Consumer Staples—2.2%
Household Products—0.5%
Energizer Holdings, Inc.	92,210	5,805,542
Personal Products—0.9%
Nu Skin Enterprises, Inc., Cl. A	133,150	10,410,998
Tobacco—0.8%
Universal Corp.	139,400	9,207,370
Energy—3.7%
Oil, Gas & Consumable Fuels—3.7%
Matador Resources Co.[1]	580,713	17,450,425
Noble Midstream Partners LP2	199,751	10,199,286
Renewable Energy Group, Inc.[1]	722,329	12,893,573
		40,543,284
Financials—22.4%
Capital Markets—1.1%
Stifel Financial Corp.	221,280	11,561,880
Commercial Banks—9.3%
Bank of NT Butterfield & Son Ltd. (The)	190,810	8,723,833
BankUnited, Inc.	398,035	16,259,730
Berkshire Hills Bancorp, Inc.	229,280	9,308,768
Chemical Financial Corp.	204,846	11,403,777
Columbia Banking System, Inc.	187,850	7,683,065
Customers Bancorp, Inc.[1]	228,650	6,489,087
FCB Financial Holdings, Inc., Cl. A1	178,339	10,486,333
IBERIABANK Corp.	140,450	10,646,110
Sterling Bancorp	497,960	11,702,060
Webster Financial Corp.	147,700	9,408,490
		102,111,253
Insurance—0.5%
James River Group Holdings Ltd.	139,792	5,492,428
Real Estate Investment Trusts (REITs)—7.8%
Brandywine Realty Trust	852,140	14,384,123
CYS Investments, Inc.	1,913,000	14,347,500
DiamondRock Hospitality Co.	1,388,450	17,050,166
EPR Properties	106,360	6,891,064
Four Corners Property Trust, Inc.	644,690	15,878,715
National Storage Affiliates Trust	556,216	17,142,577
		85,694,145
Real Estate Management & Development—0.8%
Realogy Holdings Corp.	398,990	9,096,972
Thrifts & Mortgage Finance—2.9%
Beneficial Bancorp, Inc.	429,960	6,965,352
OceanFirst Financial Corp.	331,873	9,942,915

	Shares	Value
Thrifts & Mortgage Finance (Continued)
WSFS Financial Corp.	289,010	$15,404,233
		32,312,500
Health Care—14.1%
Biotechnology—4.4%
Emergent BioSolutions, Inc.[1]	171,360	8,651,967
Exact Sciences Corp.[1]	82,130	4,910,553
Galapagos NV1	43,228	3,965,575
Ligand Pharmaceuticals, Inc.[1]	56,040	11,609,807
Repligen Corp.[1]	210,310	9,892,982
Sage Therapeutics, Inc.[1]	36,336	5,687,674
uniQure NV1	94,020	3,553,956
		48,272,514
Health Care Equipment & Supplies—4.1%
CryoPort, Inc.[1]	212,960	3,360,509
Inogen, Inc.[1]	51,280	9,555,002
NxStage Medical, Inc.[1]	203,330	5,672,907
Quidel Corp.[1]	214,880	14,289,520
Senseonics Holdings, Inc.[1]	982,286	4,037,195
Wright Medical Group NV1	339,210	8,805,892
		45,721,025
Health Care Providers & Services—3.3%
Addus HomeCare Corp.[1]	115,972	6,639,397
Amedisys, Inc.[1]	200,010	17,092,855
American Renal Associates Holdings, Inc.[1]	205,430	3,239,631
Molina Healthcare, Inc.[1]	94,550	9,260,227
		36,232,110
Health Care Technology—1.1%
Inspire Medical Systems, Inc.[1]	49,871	1,778,400
Teladoc, Inc.[1]	176,440	10,242,342
		12,020,742
Pharmaceuticals—1.2%
Intersect ENT, Inc.[1]	203,210	7,610,215
TherapeuticsMD, Inc.[1]	970,780	6,057,667
		13,667,882
Industrials—19.2%
Aerospace & Defense—0.5%
Wesco Aircraft Holdings, Inc.[1]	520,820	5,859,225
Airlines—1.2%
Spirit Airlines, Inc.[1]	359,270	13,059,465
Building Products—1.2%
Masonite International Corp.[1]	181,661	13,052,343
Commercial Services & Supplies—2.4%
ACCO Brands Corp.	1,175,807	16,284,927
Advanced Disposal Services, Inc.[1]	398,487	9,874,508
		26,159,435
Construction & Engineering—2.1%
Dycom Industries, Inc.[1]	124,490	11,765,550
KBR, Inc.	617,611	11,067,589
		22,833,139
Electrical Equipment—1.6%
Generac Holdings, Inc.[1]	338,990	17,535,953
Machinery—4.3%
EnPro Industries, Inc.	100,380	7,021,581
Greenbrier Cos., Inc. (The)	232,120	12,244,330
Manitowoc Co., Inc. (The)[1]	239,727	6,199,340
Navistar International Corp.[1]	230,560	9,388,403
Rexnord Corp.[1]	434,290	12,620,468
		47,474,122
Professional Services—4.5%
ASGN, Inc.[1]	282,840	22,115,259

6        OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

	Shares	Value
Professional Services (Continued)
Korn/Ferry International	443,245	$27,450,163
		49,565,422
Road & Rail—1.4%
Genesee & Wyoming, Inc., Cl. A1	183,590	14,929,539
Information Technology—18.8%
Internet Software & Services—7.1%
Envestnet, Inc.[1]	158,470	8,707,926
Etsy, Inc.[1]	366,340	15,455,884
j2 Global, Inc.	211,493	18,317,409
Q2 Holdings, Inc.[1]	232,960	13,290,368
SendGrid, Inc.[1]	303,469	8,047,998
Yelp, Inc., Cl. A1	368,120	14,422,942
		78,242,527
IT Services—3.7%
CACI International, Inc., Cl. A1	128,419	21,645,022
Perspecta, Inc.	335,876	6,902,252
Teradata Corp.[1]	296,240	11,894,036
		40,441,310
Semiconductors & Semiconductor Equipment—3.6%
Brooks Automation, Inc.	356,440	11,627,073
MKS Instruments, Inc.	149,810	14,336,817
Semtech Corp.[1]	286,250	13,468,062
		39,431,952
Software—4.4%
Blackline, Inc.[1]	206,750	8,979,153
Paylocity Holding Corp.[1]	158,940	9,355,208

	Shares	Value
Software (Continued)
Pegasystems, Inc.	211,301	$11,579,295
Zynga, Inc., Cl. A1	4,539,820	18,477,067
		48,390,723
Materials—4.1%
Construction Materials—1.0%
Summit Materials, Inc., Cl. A1	431,871	11,336,614
Metals & Mining—3.1%
Allegheny Technologies, Inc.[1]	381,188	9,575,443
Compass Minerals International, Inc.	160,780	10,571,285
Kaiser Aluminum Corp.	134,119	13,963,129
		34,109,857
Utilities—4.1%
Gas Utilities—1.4%
Suburban Propane Partners LP2	644,475	15,138,718
Multi-Utilities—2.7%
Black Hills Corp.	281,000	17,200,010
NorthWestern Corp.	226,250	12,952,812
		30,152,822
Total Common Stocks (Cost $821,691,037)		1,096,332,120
Investment Company—0.4%
Oppenheimer Institutional Government Money Market Fund, Cl. E, 1.85%[3,4] (Cost $4,751,836)	4,751,836	4,751,836
Total Investments, at Value (Cost $826,442,873)	99.8%	1,101,083,956
Net Other Assets (Liabilities)	0.2	2,683,740
Net Assets	100.0%	$1,103,767,696

Footnotes to Statement of Investments

1. Non-income producing security.

2. Security is a Master Limited Partnership.

3. Rate shown is the 7-day yield at period end.

4. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares December 31, 2017	Gross Additions	Gross Reductions	Shares June 30, 2018
Oppenheimer Institutional Government Money Market Fund, Cl. E	20,455,339	139,110,151	154,813,654	4,751,836
	Value	Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)
Oppenheimer Institutional Government Money Market Fund, Cl. E	$4,751,836	$107,215	$—	$—

See accompanying Notes to Financial Statements.

7        OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

STATEMENT OF ASSETS AND LIABILITIES June 30, 2018 Unaudited

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $821,691,037)	$1,096,332,120
Affiliated companies (cost $4,751,836)	4,751,836
1,101,083,956
Cash	1,000,000
Receivables and other assets:
Investments sold	2,816,569
Dividends	1,000,827
Shares of beneficial interest sold	241,307
Other	77,350
Total assets	1,106,220,009

Liabilities
Payables and other liabilities:
Investments purchased	1,662,730
Shares of beneficial interest redeemed	453,443
Distribution and service plan fees	198,197
Trustees’ compensation	67,881
Shareholder communications	39,474
Other	30,588
Total liabilities	2,452,313
Net Assets	$1,103,767,696

Composition of Net Assets
Par value of shares of beneficial interest	$45,596
Additional paid-in capital	802,215,025
Accumulated net investment income	238,850
Accumulated net realized gain on investments and foreign currency transactions	26,627,142
Net unrealized appreciation on investments	274,641,083
Net Assets	$1,103,767,696

Net Asset Value Per Share
Non-Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $153,980,914 and 6,278,206 shares of beneficial interest outstanding)	$24.53
Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $949,786,782 and 39,317,595 shares of beneficial interest outstanding)	$24.16

See accompanying Notes to Financial Statements.

8        OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

STATEMENT OF OPERATIONS For the Six Months Ended June 30, 2018 Unaudited

Investment Income
Dividends:
Unaffiliated companies	$6,041,837
Affiliated companies	107,215
Interest	27
Total investment income	6,149,079

Expenses
Management fees	3,639,214
Distribution and service plan fees — Service shares	1,161,120
Transfer and shareholder servicing agent fees:
Non-Service shares	88,901
Service shares	557,338
Shareholder communications:
Non-Service shares	5,158
Service shares	32,205
Borrowing fees	19,673
Trustees’ compensation	18,424
Custodian fees and expenses	3,347
Other	36,763
Total expenses	5,562,143
Less reduction to custodian expenses	(278)
Less waivers and reimbursements of expenses	(72,813)
Net expenses	5,489,052
Net Investment Income	660,027

Realized and Unrealized Gain
Net realized gain on:
Investment transactions in unaffiliated companies	29,325,457
Foreign currency transactions	28
Net realized gain	29,325,485
Net change in unrealized appreciation/depreciation on investment transactions in unaffiliated companies	52,842,821
Net Increase in Net Assets Resulting from Operations	$82,828,333

See accompanying Notes to Financial Statements.

9        OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Operations
Net investment income	$660,027	$700,445
Net realized gain	29,325,485	146,346,143
Net change in unrealized appreciation/depreciation	52,842,821	(7,293,562)

Net increase in net assets resulting from operations	82,828,333	139,753,026
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Non-Service shares	(451,758)	(1,318,291)
Service shares	(534,686)	(5,916,141)
	(986,444)	(7,234,432)
Distributions from net realized gain:
Non-Service shares	(18,607,843)	(8,092,450)
Service shares	(116,699,432)	(49,338,866)
	(135,307,275)	(57,431,316)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Non-Service shares	8,842,029	(3,222,317)
Service shares	59,980,995	(50,919,555)
	68,823,024	(54,141,872)
Net Assets
Total increase	15,357,638	20,945,406
Beginning of period	1,088,410,058	1,067,464,652
End of period (including accumulated net investment income of $238,850 and $565,267, respectively)	$1,103,767,696	$1,088,410,058

See accompanying Notes to Financial Statements.

10        OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

FINANCIAL HIGHLIGHTS

Non-Service Shares	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Per Share Operating Data
Net asset value, beginning of period	$25.79	$24.08	$21.32	$26.56	$27.80	$20.14
Income (loss) from investment operations:
Net investment income[1]	0.04	0.07	0.16	0.12	0.26	0.16
Net realized and unrealized gain (loss)	2.13	3.22	3.55	(1.28)	2.74	8.01
Total from investment operations	2.17	3.29	3.71	(1.16)	3.00	8.17
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.08)	(0.22)	(0.11)	(0.23)	(0.25)	(0.22)
Distributions from net realized gain	(3.35)	(1.36)	(0.84)	(3.85)	(3.99)	(0.29)
Total dividends and/or distributions to shareholders	(3.43)	(1.58)	(0.95)	(4.08)	(4.24)	(0.51)
Net asset value, end of period	$24.53	$25.79	$24.08	$21.32	$26.56	$27.80

Total Return, at Net Asset Value[2]	8.05%	14.15%	18.05%	(5.90)%	11.93%	41.01%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$153,981	$152,617	$145,428	$129,104	$136,402	$134,692
Average net assets (in thousands)	$149,408	$150,376	$130,889	$134,932	$133,864	$113,522
Ratios to average net assets:[3]
Net investment income	0.34%	0.28%	0.74%	0.49%	0.99%	0.67%
Expenses excluding specific expenses listed below	0.81%	0.80%	0.81%	0.80%	0.80%	0.81%
Interest and fees from borrowings	0.00%[4]	0.00%[4]	0.00%[4]	0.00%[4]	0.00%	0.00%
Total expenses[5]	0.81%	0.80%	0.81%	0.80%	0.80%	0.81%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.80%	0.80%[6]	0.80%	0.80%[6]	0.79%	0.80%
Portfolio turnover rate	23%	42%	65%	43%	65%	60%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Less than 0.005%.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended June 30, 2018	0.81%
Year Ended December 31, 2017	0.80%
Year Ended December 31, 2016	0.81%
Year Ended December 31, 2015	0.80%
Year Ended December 31, 2014	0.80%
Year Ended December 31, 2013	0.81%

6. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

11        OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

FINANCIAL HIGHLIGHTS Continued

Service Shares	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Per Share Operating Data
Net asset value, beginning of period	$25.42	$23.75	$21.05	$26.26	$27.53	$19.96
Income (loss) from investment operations:
Net investment income[1]	0.01	0.01	0.10	0.06	0.19	0.10
Net realized and unrealized gain (loss)	2.10	3.18	3.49	(1.25)	2.71	7.93
Total from investment operations	2.11	3.19	3.59	(1.19)	2.90	8.03
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.02)	(0.16)	(0.05)	(0.17)	(0.18)	(0.17)
Distributions from net realized gain	(3.35)	(1.36)	(0.84)	(3.85)	(3.99)	(0.29)
Total dividends and/or distributions to shareholders	(3.37)	(1.52)	(0.89)	(4.02)	(4.17)	(0.46)
Net asset value, end of period	$24.16	$25.42	$23.75	$21.05	$26.26	$27.53

Total Return, at Net Asset Value[2]	7.91%	13.91%	17.67%	(6.09)%	11.66%	40.62%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$949,787	$935,793	$922,037	$856,719	$968,637	$990,168
Average net assets (in thousands)	$936,856	$919,475	$850,883	$927,514	$957,874	$935,083
Ratios to average net assets:[3]
Net investment income	0.09%	0.03%	0.49%	0.24%	0.75%	0.43%
Expenses excluding specific expenses listed below	1.06%	1.05%	1.06%	1.05%	1.05%	1.06%
Interest and fees from borrowings	0.00%[4]	0.00%[4]	0.00%[4]	0.00%[4]	0.00%	0.00%
Total expenses[5]	1.06%	1.05%	1.06%	1.05%	1.05%	1.06%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.05%	1.05%[6]	1.05%	1.05%[6]	1.04%	1.05%
Portfolio turnover rate	23%	42%	65%	43%	65%	60%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Less than 0.005%.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended June 30, 2018	1.06%
Year Ended December 31, 2017	1.05%
Year Ended December 31, 2016	1.06%
Year Ended December 31, 2015	1.05%
Year Ended December 31, 2014	1.05%
Year Ended December 31, 2013	1.06%

6. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

12        OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

NOTES TO FINANCIAL STATEMENTS June 30, 2018 Unaudited

1. Organization

Oppenheimer Main Street Small Cap Fund/VA (the “Fund”), a separate series of Oppenheimer Variable Account Funds, is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at market close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the values are presented at the foreign exchange rates at market close, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments shown in the Statement of Operations.

For securities, which are subject to foreign withholding tax upon disposition, realized and unrealized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as determined necessary by the Manager.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, and capital gains taxes on foreign investments, if any, have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations. Interest income, if any, is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Return of Capital Estimates. Distributions received from the Fund’s investments in Master Limited Partnerships (MLPs) and Real Estate Investments Trusts (REITs), generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates. Such estimates are based on historical information available from each MLP, REIT and other industry sources. These estimates may subsequently be revised based on information received from MLPs and REITs after their tax reporting periods are concluded.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 2.00%. The “Reduction to custodian

13        OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended December 31, 2017, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

During the fiscal year ended December 31, 2017, the Fund did not utilize any capital loss carryforwards to offset capital gains realized in that fiscal year. Capital losses will be carried forward to future years if not offset by gains.

At period end, it is estimated that the capital loss carryforwards would be zero. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the reporting period, it is estimated that the Fund will not utilize any capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$827,791,872

Gross unrealized appreciation	$290,427,062
Gross unrealized depreciation	(17,134,978)

Net unrealized appreciation	$273,292,084

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern Time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign

14        OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

3. Securities Valuation (Continued)

exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation.

Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$120,468,309	$—	$—	$120,468,309
Consumer Staples	25,423,910	—	—	25,423,910
Energy	40,543,284	—	—	40,543,284
Financials	246,269,178	—	—	246,269,178
Health Care	151,948,698	3,965,575	—	155,914,273
Industrials	210,468,643	—	—	210,468,643
Information Technology	206,506,512	—	—	206,506,512
Materials	45,446,471	—	—	45,446,471
Utilities	45,291,540	—	—	45,291,540
Investment Company	4,751,836	—	—	4,751,836

Total Assets	$1,097,118,381	$3,965,575	$—	$1,101,083,956

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

For the reporting period, there were no transfers between levels.

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

15        OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Master Limited Partnerships (“MLPs”). MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

16        OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

6. Shares of Beneficial Interest (Continued)

	Six Months Ended June 30, 2018		Year Ended December 31, 2017
	Shares	Amount	Shares	Amount
Non-Service Shares
Sold	261,540	$6,888,820	711,775	$17,670,310
Dividends and/or distributions reinvested	754,537	19,059,601	392,769	9,410,741
Redeemed	(655,386)	(17,106,392)	(1,227,568)	(30,303,368)

Net increase (decrease)	360,691	$8,842,029	(123,024)	$(3,222,317)

Service Shares
Sold	844,380	$21,698,984	2,321,546	$56,712,198
Dividends and/or distributions reinvested	4,711,982	117,234,118	2,336,364	55,255,007
Redeemed	(3,050,821)	(78,952,107)	(6,662,764)	(162,886,760)

Net increase (decrease)	2,505,541	$59,980,995	(2,004,854)	$(50,919,555)

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IGMMF, for the reporting period were as follows:

	Purchases	Sales
Investment securities	$243,622,731	$294,977,042

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Next $200 million	0.60
Next $4 billion	0.58
Over $5 billion	0.56

The Fund’s effective management fee for the reporting period was 0.68% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act for Service shares to pay OppenheimerFunds Distributor, Inc. (the “Distributor”), for distribution related services, personal service and

17        OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

8. Fees and Other Transactions with Affiliates (Continued)

account maintenance for the Fund’s Service shares. Under the Plan, payments are made periodically at an annual rate of 0.25% of the daily net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsors of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. These fees are paid out of the Fund’s assets on an on-going basis and increase operating expenses of the Service shares, which results in lower performance compared to the Fund’s shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to limit the Fund’s expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding any applicable dividend expense, taxes, interest and fees from borrowing, any subsidiary expenses, Acquired Fund Fees and Expenses, brokerage commissions, unusual and infrequent expenses and certain other Fund expenses; so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 0.80% for Non-Service shares and 1.05% for Service shares.

During the reporting period, the Manager waived fees and/or reimbursed the Fund as follows:

Non-Service shares	$8,985
Service shares	57,021

This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IGMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $6,807 for IGMMF management fees. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

9. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.875 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Effective July 17, 2018, the Facility was increased to $1.95 billion. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period.

18        OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES; UPDATES TO STATEMENT OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

19        OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

DISTRIBUTION SOURCES Unaudited

For any distribution that took place over the last six months of the Fund’s reporting period, the table below details on a per-share basis the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. Other capital sources represent a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” You should not draw any conclusions about the Fund’s investment performance from the amounts of these distributions. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. If the Fund (or an underlying fund in which the Fund invests) invests in real estate investment trusts (REITs) and/or master limited partnerships (MLPs), the percentages attributed to each category are estimated using historical information because the character of the amounts received from the REITs and/or MLPs in which the Fund (or underlying fund) invests is unknown until after the end of the calendar year. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive communication in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, and scroll down to the ‘Dividends’ table under ‘Analytics’. The Fund’s latest distribution information will be followed by the sources of any distribution, updated daily.

Fund Name	Pay Date	Net Income	Net Profit from Sale	Other Capital Sources
Oppenheimer Main Street Small Cap Fund®/VA	6/19/18	0.70%	69.8%	29.5%

20        OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

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21        OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

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23        OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

A Series of Oppenheimer Variable Account Funds

Trustees and Officers	Robert J. Malone, Chairman of the Board of Trustees and Trustee
Andrew J. Donohue, Trustee
Richard F. Grabish, Trustee
Beverly L. Hamilton, Trustee
Victoria J. Herget, Trustee
Karen L. Stuckey, Trustee
James D. Vaughn, Trustee
Arthur P. Steinmetz, Trustee, President and Principal Executive Officer
Matthew P. Ziehl, Vice President
Raymond Anello, Vice President
Raman Vardharaj, Vice President
Joy Budzinski, Vice President
Kristin Ketner, Vice President
Magnus Krantz, Vice President
Adam Weiner, Vice President
Cynthia Lo Bessette, Secretary and Chief Legal Officer
Jennifer Foxson, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer
Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and	OFI Global Asset Management, Inc.
Shareholder
Servicing Agent

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent	KPMG LLP
Registered
Public
Accounting
Firm

Legal Counsel	Ropes & Gray LLP

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2018 OppenheimerFunds, Inc. All rights reserved. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

June 30, 2018
Oppenheimer
Government Money Fund/VA	Semiannual Report
A Series of Oppenheimer Variable Account Funds
SEMIANNUAL REPORT
Listing of Top Holdings
Fund Performance Discussion
Financial Statements

PORTFOLIO MANAGERS: Christopher Proctor, CFA and Adam S. Wilde, CFA

Current Yield
For the 7-Day Period Ended 6/30/18
With Compounding	1.43%
Without Compounding	1.42%
For the 6-Month Period Ended 6/30/18
With Compounding	1.09%
Without Compounding	1.09%

Performance data quoted represents past performance, which does not guarantee future results. Yields include dividends in a hypothetical investment for the periods shown. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The yields take into account contractual and voluntary fee waivers and/or expense reimbursements, without which yields would have been lower. Some of these undertakings may be modified at any time, as indicated in the prospectus. There is no guarantee that the Fund will maintain a positive yield. The Fund’s performance should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s performance does not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account. See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

PORTFOLIO ALLOCATION
Repurchase Agreements	49.0%
U.S. Government Agencies	47.9
Investment Companies	2.6
U.S. Government Obligations	0.5

Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2018, and are based on the total market value of investments. For more current Fund holdings, please visit oppenheimerfunds.com

2        OPPENHEIMER GOVERNMENT MONEY FUND/VA

Fund Performance Discussion

Throughout the reporting period, the Fund continued to offer very strong liquidity and a stable $1.00 net asset value (NAV). At its June meeting, the Federal Open Market Committee (FOMC) voted to lift the Federal Funds Rate, to a range of 1.75% to 2.00%, completing its seventh hike in this cycle. The Fund continued to benefit from these rate hikes, with ongoing reinvestment at higher rates. With the added expectation for further hikes this year, we believe the Fund’s yield forecast remains optimistic.

MARKET OVERVIEW

In November of 2017, it was announced that Jerome Powell would become the 16th Chair of the Federal Reserve (the “Fed”). Many market participants believe his appointment by President Trump will allow for a continuation of policy – a slow and steady rise in the Fed Funds Rate. Mr. Powell has served on the Federal Reserve Board of Governors since 2012 and during this tenure has voted in harmony with the FOMC statements under both Janet Yellen and Ben Bernanke.

Current broader market and FOMC consensus is for two more hikes in 2018. We estimate the most likely scenario includes a hike at each of the September and December meetings. Should the markets remain stable and steady, many on the street are forecasting a total of four hikes in 2018. The more conservative consensus view puts the Fed Funds Rate in the 2.00% to 2.25% range at year end. Coupled with these hikes, the Fed plans to shrink its balance sheet from $4.5 trillion, a move it started in October 2017. While the Fed has not indicated a balance sheet level it intends to hit, it has denoted the holdings will not return to pre-recession levels (less than $1 trillion).

Another area of continued interest is in Treasury bill supply. Once the debt ceiling issue was resolved, the Treasury restocked its cash balances in the first quarter of 2018 with record Treasury bill issuance. This anticipated increase in supply had a favorable impact on money market yields. In April 2018, net Treasury bill supply was negative and some are predicting issuance through year-end to be flat. We continue to keep a watchful eye on the prospects of the U.S. Treasury issuing a 2-month Treasury bill. While this has been in the works for some time now, expectations are for a September issuance.

Finally, the market witnessed a large spread difference in the 3-month London interbank offered rate and Overnight Index Swap rate in the month of April.1 The noise brought back memories of previous spikes, notably the 2008 financial crisis and the European debt crisis. However, this time around, the increase was not due to any credit concerns but rather the excess Treasury supply mentioned above and the repatriation of overseas cash. With the excess of Treasury bill supply, coupled with the Fed rate hikes, we continue to welcome higher rates and look forward to passing those on to our investors.

FUND REVIEW

The Fund’s weighted average maturity throughout the reporting period averaged 21 days with a range of 15-30 days. Supply continues to be available, notably in Federal Home Loan Bank paper. We are heavily weighted in government repurchase agreements and will occasionally add some long-dated fixed paper to the portfolio. We believe the Fund is well positioned should the Fed continue its gradual, upward trajectory on the Fed Funds Rate.

STRATEGY & OUTLOOK

Our strategy continues to incorporate select incremental investing as we seek to provide shareholders stable and steady value. We intend to remain active in the auction market, with most of that weight going to fixed-rate instruments with durations of three months or less. When pricing allows, we will continue to layer in one- and three-month floating rate securities. Our outlook is for continued rate hikes in 2018, and our investment strategy is in line with Fed’s dot plot for more hikes this year. We believe the Fund is well-positioned to take advantage of these higher rates as long as the Fed continues on a path of slow and steady hikes.

1. The London InterBank Offered Rate (LIBOR) is the average interest rate estimated by leading banks in London that they would be charged if borrowing from other banks. It is a primary benchmark for short- term interest rates around the world. The Overnight Index Swap rate is the difference between the overnight lending rates set by central banks and the three-month Libor. The Overnight Index Swap rate tracks the relationship between an expected three-month Fed Funds Rate and three-month Libor.

3        OPPENHEIMER GOVERNMENT MONEY FUND/VA

The views in the Fund Performance Discussion represent the opinions of this Fund’s portfolio managers and are not intended as investment advice or to predict or depict the performance of any investment. These views are as of the close of business on June 30, 2018, and are subject to change based on subsequent developments. The Fund’s portfolio and strategies are subject to change.

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

4        OPPENHEIMER GOVERNMENT MONEY FUND/VA

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended June 30, 2018.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During During 6 Months Ended June 30, 2018” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes.

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio, and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

Actual	Beginning Account Value January 1, 2018	Ending Account Value June 30, 2018	Expenses Paid During 6 Months Ended June 30, 2018

	$1,000.00	$1,005.40	$2.49

Hypothetical
(5% return before expenses)

	1,000.00	1,022.32	2.51

Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). This annualized expense ratio, excluding indirect expenses from affiliated funds, based on the 6-month period ended June 30, 2018 is as follows:

Expense Ratio

0.50%

The expense ratio reflects voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” table in the Fund’s financial statements, included in this report, also shows the gross expense ratio, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

5        OPPENHEIMER GOVERNMENT MONEY FUND/VA

STATEMENT OF INVESTMENTS June 30, 2018 Unaudited

	Maturity Date*	Final Legal Maturity Date**	Principal Amount	Value

U.S. Government Agencies—47.9%

Federal Agricultural Mortgage Corp., 1.90% [FEDL01-1][1]	7/2/18	7/3/18	$3,000,000	$3,000,000

Federal Farm Credit Bank:
1.815%[2]	11/1/18	11/1/18	1,000,000	993,884
1.85%[2]	12/10/18	12/10/18	500,000	495,905
1.871%[2]	12/17/18	12/17/18	500,000	495,681
1.88% [FCPR DLY-312][1]	7/2/18	1/2/19	1,500,000	1,500,000
1.93% [FCPR DLY-307][1]	7/2/18	2/20/19	1,000,000	999,958
1.936% [US0001M-11][1]	7/12/18	3/12/19	1,000,000	999,979
1.961% [US0001M-8.5][1]	7/9/18	7/9/19	1,000,000	999,911
1.973% [US0001M-13][1]	7/27/18	3/27/19	1,000,000	999,821
2.037% [US0001M-6.5][1]	7/28/18	3/28/19	2,000,000	2,000,000
2.186%[2]	4/3/19	4/3/19	2,000,000	1,967,187
2.252%[2]	2/21/19	2/21/19	1,000,000	985,574
2.265%[2]	3/11/19	3/11/19	500,000	492,199
2.276%[2]	3/19/19	3/19/19	500,000	491,916

Federal Home Loan Bank:
1.25%	7/27/18	7/27/18	1,000,000	999,731
1.25%	1/16/19	1/16/19	1,000,000	995,422
1.375%	3/18/19	3/18/19	2,000,000	1,988,690
1.644%[2]	8/1/18	8/1/18	1,000,000	998,596
1.654%[2]	8/3/18	8/3/18	2,000,000	1,996,993
1.707%[2]	7/6/18	7/6/18	10,200,000	10,197,592
1.744%[2]	8/10/18	8/10/18	1,000,000	998,079
1.75%	12/14/18	12/14/18	2,000,000	1,998,385
1.753%[2]	7/5/18	7/5/18	18,200,000	18,196,471
1.762%[2]	7/11/18	7/11/18	38,100,000	38,081,414
1.804%[2]	7/9/18	7/9/18	11,000,000	10,995,600
1.853%[2]	7/18/18	7/18/18	16,100,000	16,085,926
1.858%[2]	7/27/18	7/27/18	15,000,000	14,979,904
1.859%[2]	7/13/18	7/13/18	1,000,000	999,382
1.865%[2]	7/12/18	7/12/18	1,000,000	999,432
1.879%[2]	7/25/18	7/25/18	30,000,000	29,962,473
1.883% [US0001M-13][1]	7/6/18	9/6/18	2,000,000	1,999,930
1.885%[2]	8/13/18	8/13/18	15,000,000	14,966,317
1.89%[2]	8/22/18	8/22/18	750,000	747,958
1.898%[2]	7/26/18	7/26/18	3,000,000	2,996,052
1.913%[2]	10/10/18	10/10/18	1,000,000	994,684
1.923%[2]	10/12/18	10/12/18	1,000,000	994,553
1.923% [US0001M-9][1]	7/6/18	4/5/19	2,000,000	2,000,000
1.929%[2]	9/18/18	9/18/18	1,400,000	1,394,101
1.93%[2]	8/31/18	8/31/18	4,000,000	3,986,980
1.934% [US0003M-40.5][1]	7/30/18	1/30/19	1,000,000	1,000,000
1.935%[2]	9/25/18	9/25/18	1,000,000	995,401
1.939%[2]	9/21/18	9/21/18	3,000,000	2,986,812
1.949% [US0001M-13.5][1]	7/28/18	2/28/19	3,000,000	3,000,000
1.952% [US0001M-14][1]	7/2/18	1/2/19	1,000,000	1,000,000
1.954% [US0001M-13][1]	7/20/18	8/20/18	1,000,000	1,000,000
1.961% [US0001M-13][1]	7/25/18	2/25/19	4,000,000	4,000,111
1.961% [US0001M-13][1]	7/25/18	1/25/19	2,000,000	2,000,000
1.962% [US0001M-13][1]	7/2/18	3/1/19	1,000,000	1,000,000
1.962% [US0001M-13][1]	7/2/18	8/30/18	1,000,000	1,000,000
1.963% [US0001M-11][1]	7/15/18	12/14/18	2,000,000	2,000,000
1.968% [US0001M-13.5][1]	7/27/18	12/27/18	1,000,000	1,000,054
1.974% [US0001M-11][1]	7/22/18	2/22/19	2,000,000	1,999,966
1.974% [US0001M-11][1]	7/22/18	4/22/19	2,000,000	1,999,713
1.976% [US0001M-11.5][1]	7/25/18	10/25/18	2,000,000	2,000,000
1.978% [US0001M-11][1]	7/21/18	12/21/18	1,000,000	1,000,000
1.982% [US0001M-11][1]	7/2/18	2/1/19	3,000,000	3,000,000
1.99%[2]	10/17/18	10/17/18	4,000,000	3,976,360
1.991% [US0003M-34][1]	7/9/18	4/9/19	1,000,000	1,000,000
1.993% [US0001M-10.5][1]	7/26/18	5/24/19	1,000,000	1,000,000
1.997% [US0001M-10.5][1]	7/28/18	5/28/19	3,000,000	2,999,913
2.00%	9/14/18	9/14/18	1,500,000	1,500,835
2.003% [US0001M-10][1]	7/27/18	12/27/18	2,000,000	1,999,884
2.02%[2]	10/22/18	10/22/18	5,000,000	4,968,611
2.038% [US0001M-6][1]	7/26/18	4/26/19	1,000,000	1,000,000

6        OPPENHEIMER GOVERNMENT MONEY FUND/VA

	Maturity Date*	Final Legal Maturity Date**	Principal Amount	Value

U.S. Government Agencies (Continued)

Federal Home Loan Bank: (Continued)
2.076%[2]	11/28/18	11/28/18	$6,000,000	$5,948,750
2.094% [US0003M-24.5][1]	9/26/18	9/26/18	5,000,000	5,000,000
2.111% [US0003M-22][1]	7/9/18	7/9/18	1,000,000	999,997
2.146% [US0003M-19][1]	9/14/18	9/14/18	1,000,000	1,000,000
2.166%[2]	3/28/19	3/28/19	1,000,000	984,100

Federal Home Loan Mortgage Corp., 1.20%	12/28/18	12/28/18	300,000	299,025

Federal National Mortgage Assn.:
1.125%	12/14/18	12/14/18	1,000,000	996,845
1.625%	11/27/18	11/27/18	1,340,000	1,337,699

Tennessee Valley Authority, 1.882%[2]	7/10/18	7/10/18	18,100,000	18,091,493

Total U.S. Government Agencies (Cost $281,062,249)				281,062,249

U.S. Government Obligation—0.5%

United States Treasury Bills, 1.976%[2] (Cost $2,982,325)	10/18/18	10/18/18	3,000,000	2,982,325

Repurchase Agreements—49.0%

Repurchase Agreements[3] (Cost $287,300,000)			287,300,000	287,300,000

			Shares

Investment Company—2.6%

Oppenheimer Institutional Government Money Market Fund, Cl. E, 1.85%[4,5] (Cost $15,403,229)			15,403,229	15,403,229

Total Investments, at Value (Cost $586,747,803)			100.0%	586,747,803

Net Other Assets (Liabilities)			0.0	90,264

Net Assets			100.0%	$586,838,067

Footnotes to Statement of Investments

Short-term notes and direct bank obligations are generally traded on a discount basis; the interest rate shown is the discount rate received by the Fund at the time of purchase. Other securities normally bear interest at the rates shown.

* The Maturity Date represents the date used to calculate the Fund’s weighted average maturity as determined under Rule 2a-7.

** If different from the Maturity Date, the Final Legal Maturity Date includes any maturity date extensions which may be affected at the option of the issuer or unconditional payments of principal by the issuer which may be affected at the option of the Fund, and represents the date used to calculate the Fund’s weighted average life as determined under Rule 2a-7.

1. Represents the current interest rate for a variable or increasing rate security, determined as [Referenced Rate + Basis-point spread].

2. Zero coupon bond reflects effective yield on the original acquisition date.

3. Repurchase agreements:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value[a]	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received[a]

Credit Agricole Corp. & Investment Bank	1.94%	6/13/18	7/13/18	$10,000,000	U.S. Treasury Nts., 0.375%, 1/15/27	$(10,216,508)	$10,000,000	$10,016,185
Credit Agricole Corp. & Investment Bank	2.10	6/29/18	7/2/18	1,000,000	U.S. Treasury Nts., 0.375%, 1/15/27	(1,020,269)	1,000,000	1,000,263
Deusche Bank Securities, Inc.	2.11	6/29/18	7/2/18	5,000,000	U.S. Government Agency, 3.00%, 1/15/56	(5,500,968)	5,000,000	5,000,880
INTL FCStone Financial, Inc.	1.90	6/26/18	7/3/18	5,000,000	U.S. Government Agency, 2.00%-7.50%, 8/1/18-7/1/48	(5,104,283)	5,000,000	5,001,583
INTL FCStone Financial, Inc.	1.90	6/27/18	7/3/18	10,000,000	U.S. Government Agency, 2.50%-7.50%, 12/1/19-12/1/47	(10,223,213)	10,000,000	10,002,639
INTL FCStone Financial, Inc.	1.95	6/19/18	7/19/18	3,000,000	U.S. Government Agency, 2.50%-4.50%, 7/1/30-7/1/48	(3,062,155)	3,000,000	3,002,113
RBC Dominion Securities, Inc.	1.94	6/14/18	7/13/18	5,000,000	U.S. Treasury Nts., 0.50%-2.25%, 11/15/27- 1/15/28; U.S. Treasury Bonds, 3.00%, 2/15/48; U.S. Treasury Bills, 0.00%, 12/27/18 and U.S. Government Agency, 3.50%, 5/20/47-11/20/47	(5,104,996)	5,000,000	5,004,898
RBC Dominion Securities, Inc.	1.94	6/15/18	7/16/18	4,000,000	U.S. Treasury Nts., 0.125%, 4/15/19 and U.S. Treasury Bills, 0.00%, 12/27/18	(4,083,787)	4,000,000	4,003,713

7        OPPENHEIMER GOVERNMENT MONEY FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments (Continued)

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value[a]	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received[a]
RBC Dominion Securities, Inc.	2.10%	6/29/18	7/2/18	$68,500,000	U.S. Treasury Nts., 0.50%-2.875%, 10/31/20- 5/15/28; U.S. Treasury Bonds, 3.00%-5.50%, 8/15/28-2/15/47; U.S. Treasury Bills, 0.00%, 12/27/18 and U.S. Government Agency, 5.50%, 1/15/38	$(69,882,227)	$68,500,000	$68,511,988
Royal Bank Of Canada	2.07	6/29/18	7/2/18	105,000,000	U.S. Government Agency, 2.697%-5.00%, 6/1/35-4/20/68	(107,118,475)	105,000,000	105,018,113
South Street Securities LLC	2.02	6/26/18	7/3/18	25,000,000	U.S. Government Agency, 1.853%-6.07%, 2/1/19-5/1/48	(25,508,585)	25,000,000	25,008,417
South Street Securities LLC	2.10	6/29/18	7/2/18	25,000,000	U.S. Treasury Nts., 1.50%, 8/15/26 and U.S. Government Agency, 2.00%-5.00%, 11/1/20-5/1/48	(25,504,463)	25,000,000	25,004,375
TD Securities (USA) LLC	1.92	6/28/18	7/5/18	11,800,000	U.S. Government Agency, 3.50%, 7/1/46	(12,038,568)	11,800,000	11,802,518
TD Securities (USA) LLC	2.11	6/29/18	7/2/18	9,000,000	U.S. Government Agency, 3.50%, 7/1/46	(9,181,615)	9,000,000	9,001,583

						$(293,550,112)	$287,300,000	$287,379,268

a. Includes accrued interest.

4. Rate shown is the 7-day yield at period end.

5. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares December 31, 2017	Gross Additions	Gross Reductions	Shares June 30, 2018

Oppenheimer Institutional Government Money Market Fund, Cl. E	15,295,885	107,344	—	15,403,229

	Value	Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)

Oppenheimer Institutional Government Money Market Fund, Cl. E	$15,403,229	$115,394	$—	$—

Glossary:
Definitions
FCPR DLY	Federal Reserve Bank Prime Loan Rate US Daily
FEDL01	US Federal Funds Effective Rate (continuous series)
US0001M	ICE LIBOR USD 1 Month
US0003M	ICE LIBOR USD 3 Month

See accompanying Notes to Financial Statements.

8        OPPENHEIMER GOVERNMENT MONEY FUND/VA

STATEMENT OF ASSETS AND LIABILITIES June 30, 2018 Unaudited

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $284,044,574)	$284,044,574
Affiliated companies (cost $15,403,229)	15,403,229
Repurchase agreements (cost $287,300,000)	287,300,000

586,747,803

Cash	88,488

Receivables and other assets:
Shares of beneficial interest sold	210,994
Interest and dividends	177,422
Other	67,874

Total assets	587,292,581

Liabilities
Payables and other liabilities:
Dividends	284,898
Shares of beneficial interest redeemed	76,912
Trustees’ compensation	60,011
Shareholder communications	2,549
Other	30,144

Total liabilities	454,514

Net Assets	$586,838,067

Composition of Net Assets
Par value of shares of beneficial interest	$586,813

Additional paid-in capital	586,257,994

Accumulated net investment loss	(6,451)

Accumulated net realized loss on investments	(289)

Net Assets — applicable to 586,812,519 shares of beneficial interest outstanding	$586,838,067

Net Asset Value, Redemption Price Per Share and Offering Price Per Share	$1.00

See accompanying Notes to Financial Statements.

9        OPPENHEIMER GOVERNMENT MONEY FUND/VA

STATEMENT OF OPERATIONS For the Six Months Ended June 30, 2018 Unaudited

Investment Income
Interest	$4,195,776

Dividends from affiliated companies	115,394

Total investment income	4,311,170

Expenses
Management fees	1,191,349

Transfer and shareholder servicing agent fees	319,847

Shareholder communications	19,658

Trustees’ compensation	27,469

Custodian fees and expenses	5,055

Other	41,107

Total expenses	1,604,485
Less reduction to custodian expenses	(178)
Less waivers and reimbursements of expenses	(271,609)

Net expenses	1,332,698

Net Investment Income	2,978,472

Net Realized Gain on Investment Transactions in Unaffiliated Companies	292

Net Increase in Net Assets Resulting from Operations	$2,978,764

See accompanying Notes to Financial Statements.

10        OPPENHEIMER GOVERNMENT MONEY FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017

Operations
Net investment income	$2,978,472	$1,902,800

Net realized gain (loss)	292	(366)

Net increase in net assets resulting from operations	2,978,764	1,902,434

Dividends and/or Distributions to Shareholders
Dividends from net investment income	(2,978,680)	(1,903,588)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions	161,233,699	(116,364,487)

Net Assets
Total increase (decrease)	161,233,783	(116,365,641)

Beginning of period	425,604,284	541,969,925

End of period (including accumulated net investment loss of $6,451 and $6,243, respectively)	$586,838,067	$425,604,284

See accompanying Notes to Financial Statements.

11        OPPENHEIMER GOVERNMENT MONEY FUND/VA

FINANCIAL HIGHLIGHTS

	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013

Per Share Operating Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Income (loss) from investment operations:
Net investment income[1]	0.01	0.00[2]	0.00[2]	0.00[2]	0.00[2]	0.00[2]
Net realized gain (loss)	0.00[2]	(0.00)[2]	(0.00)[2]	0.00[2]	0.00[2]	0.00[2]

Total from investment operations	0.01	0.00[2]	0.00[2]	0.00[2]	0.00[2]	0.00[2]
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.01)	(0.00)[2]	(0.00)[2]	(0.00)[2]	(0.00)[2]	(0.00)[2]

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return, at Net Asset Value[3]	0.54%	0.39%	0.01%	0.01%	0.01%	0.01%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$586,838	$425,604	$541,970	$2,648,636	$515,297	$177,026

Average net assets (in thousands)	$538,988	$488,532	$1,470,447	$1,144,581	$329,045	$178,263

Ratios to average net assets:[4]
Net investment income	1.11%	0.39%	0.01%	0.01%	0.01%	0.01%
Total expenses	0.60%[5]	0.59%[5]	0.55%[5]	0.53%[5]	0.57%[5]	0.61%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.50%	0.50%	0.35%	0.19%	0.15%	0.22%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Less than $0.005 per share.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended June 30, 2018	0.60%
Year Ended December 31, 2017	0.59%
Year Ended December 31, 2016	0.55%
Year Ended December 31, 2015	0.53%
Year Ended December 31, 2014	0.57%

See accompanying Notes to Financial Statements.

12        OPPENHEIMER GOVERNMENT MONEY FUND/VA

NOTES TO FINANCIAL STATEMENTS June 30, 2018 Unaudited

1. Organization

Oppenheimer Government Money Fund/VA (the “Fund”), a separate series of Oppenheimer Variable Account Funds, is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek income consistent with stability of principal. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually but may be paid at other times to maintain the net asset value per share at $1.00.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, and capital gains taxes on foreign investments, if any, have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations. Interest income, if any, is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended December 31, 2017, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

During the fiscal year ended December 31, 2017, the Fund did not utilize any capital loss carryforward to offset capital gains realized in that fiscal year. For the fiscal year ended December 31, 2017, the Fund had capital loss carryforwards of $581. Capital losses will be carried forward to future years if not offset by gains.

At period end, it is estimated that the capital loss carryforwards would be $289. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the reporting period, it is estimated that the Fund will utilize $292 of capital loss carryforward to offset realized capital gains.

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern Time, on each day the New York Stock Exchange (the “Exchange”) is open

13        OPPENHEIMER GOVERNMENT MONEY FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

Securities are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. If amortized cost is determined not to approximate market value, the fair value of the portfolio securities will be determined under procedures approved by the Fund’s Board of Trustees.

Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are measured using net asset value and are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
U.S. Government Agencies	$—	$281,062,249	$—	$281,062,249
U.S. Government Obligation	—	2,982,325	—	2,982,325
Repurchase Agreements	—	287,300,000	—	287,300,000
Investment Company	15,403,229	—	—	15,403,229

Total Assets	$15,403,229	$571,344,574	$—	$586,747,803

For the reporting period, there were no transfers between levels.

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have

14        OPPENHEIMER GOVERNMENT MONEY FUND/VA

4. Investments and Risks (Continued)

greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds

Shareholder Concentration. At period end, one shareholder owned 20% or more of the Fund’s total outstanding shares.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

	Six Months Ended June 30, 2018		Year Ended December 31, 2017
	Shares	Amount	Shares	Amount

Class A
Sold	657,727,462	$657,727,462	306,082,431	$306,082,431
Dividends and/or distributions reinvested	2,829,455	2,829,455	1,769,951	1,769,951
Redeemed	(499,323,218)	(499,323,218)	(424,216,869)	(424,216,869)

Net increase (decrease)	161,233,699	$ 161,233,699	(116,364,487)	$(116,364,487)

7. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $500 million	0.450%
Next $500 million	0.425
Next $500 million	0.400
Over $1.5 billion	0.375

The Fund’s effective management fee for the reporting period was 0.45% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets with respect to these services are detailed in the Statement of Operations

15        OPPENHEIMER GOVERNMENT MONEY FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

7. Fees and Other Transactions with Affiliates (Continued)

and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Waivers and Reimbursements of Expenses. The Manager has voluntarily undertaken to waive fees and/or reimburse expenses to the extent necessary to assist the Fund in attempting to maintain a positive yield. There is no guarantee that the Fund will maintain a positive yield.

The Manager has contractually agreed to limit the Fund’s expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding any applicable dividend expense, taxes, interest and fees from borrowing, any subsidiary expenses, Acquired Fund Fees and Expenses, brokerage commissions, unusual and infrequent expenses and certain other Fund expenses; so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 0.50%. During the reporting period, the Manager waived and/or reimbursed the Fund $263,996.

This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

The Manager is permitted to recapture previously waived and/or reimbursed fees in any given fiscal year if the recapture would not: 1) cause the Fund to generate a negative daily yield, and 2) exceed amounts previously waived and/or reimbursed under this arrangement during the current and prior three fiscal years. The reimbursement to the Manager of such previous waivers and reimbursements would not include any portion of distribution and/or service fees. At period end, the following waived and/or reimbursed amounts are eligible for recapture:

Expiration Date

December 31, 2018	$3,773,037
December 31, 2019	2,982,813
December 31, 2020	427,655
December 31, 2021	263,996

The Manager has not recaptured any previously waived and/or reimbursed amounts during the reporting period.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IGMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $7,613 for IGMMF management fees. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

8. Repurchase Agreements

In a repurchase transaction, a Fund buys a security and simultaneously sells it back to an approved institution for delivery on an agreed-upon future date. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. Approved institutions include U.S. commercial banks, U.S. branches of foreign banks or broker-dealers that have been designated as primary dealers in government securities. They must meet credit requirements set by the investment adviser from time to time. Repurchase agreements must be fully collateralized. However, if the seller fails to pay the repurchase price on the delivery date, a Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so. If the default on the part of the seller is due to its bankruptcy, a Fund’s ability to liquidate the collateral may be delayed or limited.

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of period end:

	Repurchase Agreement
Counterparty	Proceeds to be Received [1]	Collateral Received[1]	Net Exposure[2]

Repurchase Agreements
Credit Agricole Corp. & Investment Bank	$10,016,185	$(10,216,508)	$(200,323)
Credit Agricole Corp. & Investment Bank	1,000,263	(1,020,269)	(20,006)
Deusche Bank Securities, Inc.	5,000,880	(5,500,968)	(500,088)
INTL FCStone Financial, Inc.	5,001,583	(5,104,283)	(102,700)

16        OPPENHEIMER GOVERNMENT MONEY FUND/VA

8. Repurchase Agreements (Continued)

	Repurchase Agreement
Counterparty	Proceeds to be Received [1]	Collateral Received[1]	Net Exposure[2]

INTL FCStone Financial, Inc.	$10,002,639	$(10,223,213)	$(220,574)
INTL FCStone Financial, Inc.	3,002,113	(3,062,155)	(60,042)
RBC Dominion Securities, Inc.	5,004,898	(5,104,996)	(100,098)
RBC Dominion Securities, Inc.	4,003,713	(4,083,787)	(80,074)
RBC Dominion Securities, Inc.	68,511,988	(69,882,227)	(1,370,239)
Royal Bank Of Canada	105,018,113	(107,118,475)	(2,100,362)
South Street Securities LLC	25,008,417	(25,508,585)	(500,168)
South Street Securities LLC	25,004,375	(25,504,463)	(500,088)
TD Securities (USA) LLC	11,802,518	(12,038,568)	(236,050)
TD Securities (USA) LLC	9,001,583	(9,181,615)	(180,032)

	$287,379,268

1. Includes accrued interest.

2. Net exposure represents the net receivable/payable that would be due from the counterparty in the event of default.

17        OPPENHEIMER GOVERNMENT MONEY FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES; UPDATES TO STATEMENT OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

18        OPPENHEIMER GOVERNMENT MONEY FUND/VA

THIS PAGE INTENTIONALLY LEFT BLANK.

19        OPPENHEIMER GOVERNMENT MONEY FUND/VA

OPPENHEIMER GOVERNMENT MONEY FUND/VA

A Series of Oppenheimer Variable Account Funds

Trustees and Officers	Robert J. Malone, Chairman of the Board of Trustees and Trustee
Andrew J. Donohue, Trustee
Richard F. Grabish, Trustee
Beverly L. Hamilton, Trustee
Victoria J. Herget, Trustee
Karen L. Stuckey, Trustee
James D. Vaughn, Trustee
Arthur P. Steinmetz, Trustee, President and Principal Executive Officer
Christopher Proctor, Vice President
Adam S. Wilde, Vice President
Cynthia Lo Bessette Secretary and Chief Legal Officer
Jennifer Foxson, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer
Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent	KPMG LLP
Registered
Public
Accounting
Firm

Legal Counsel	Ropes & Gray LLP

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2018 OppenheimerFunds, Inc. All rights reserved. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

June 30, 2018

SEMIANNUAL REPORT Listing of Top Holdings Fund Performance Discussion Financial Statements

PORTFOLIO MANAGERS: Hemant Baijal, Krishna Memani, Ruta Ziverte, and Chris Kelly, CFA

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 6/30/18

	Inception Date	6-Months	1-Year	5-Year	10-Year
Non-Service Shares	5/3/93	-2.96%	-0.64%	2.46%	3.77%
Service Shares	3/19/01	-3.15	-1.08	2.20	3.51
Bloomberg Barclays U.S. Aggregate Bond Index		-1.62	-0.40	2.27	3.72

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account. Returns for periods of less than one year are cumulative and not annualized. See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

The Fund’s performance is compared to the performance of the Bloomberg Barclays U.S. Aggregate Bond Index, an index of U.S. Government and corporate bonds. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

TOP HOLDINGS AND ALLOCATIONS

PORTFOLIO ALLOCATION

Non-Convertible Corporate Bonds and Notes	36.4%
Investment Companies
Oppenheimer Institutional Government Money Market Fund	5.5
Oppenheimer Master Event-Linked Bond Fund, LLC	2.0
Oppenheimer Master Loan Fund, LLC	13.8
Oppenheimer Ultra-Short Duration Fund	3.0
Mortgage-Backed Obligations
Government Agency	11.2
Non-Agency	7.2
Foreign Government Obligations	15.8
Asset-Backed Securities	2.6
Preferred Stocks	1.3
Short-Term Notes	0.4
Corporate Loans	0.3
Over-the-Counter Interest Rate Swaptions Purchased	0.2
Structured Securities	0.2
Over-the-Counter Options Purchased	0.1
Over-the-Counter Credit Default Swaptions Purchased	—*
Common Stocks	—*
Rights, Warrants and Certificates	—*

*	Represents a value of less than 0.05%.

Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2018, and are based on total market value of investments. For more current Fund holdings, please visit oppenheimerfunds.com.

REGIONAL ALLOCATION

⬛ U.S./Canada—70.3%

⬛ Latin & South America—9.1%

⬛ Asia—7.2%

⬛ Europe—6.3%

⬛ Middle East/Africa—5.1%

 Emerging Europe—2.0%

Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2018, and are based on the total market value of investments. For more current Fund holdings, please visit oppenheimerfunds.com.

2        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

Fund Performance Discussion

The Fund’s Non-Service shares produced a return of -2.96% during the reporting period, versus the -1.62% return provided by the Bloomberg Barclays U.S. Aggregate Bond Index (the “Index”).

MARKET OVERVIEW

After rallying to close 2017, the first half of 2018 has been volatile and eventful. Central banks were in action led by the Federal Reserve (Fed), which hiked the Fed Funds target rate by 25 basis points (bps) twice – in March and June – ending the period in a range of 1.75% - 2.00%. The Fed also raised the median “dots” for this year. In addition, the European Central Bank (ECB) announced the end of its quantitative easing (QE) program. Outside of central bank actions, global markets were nervous about a Euroskeptic Italian government and trade tensions escalated during the reporting period. A stronger U.S. dollar and higher U.S. interest rates put pressure on emerging economies with imbalances. On a positive note, the Greek government and European creditors agreed on the completion of a bailout program and debt relief measures.

Global economic data stabilized in the first half of the year, but global growth remains above the historical average at period end. Growth leadership in the developed world changed hands, with U.S. growth momentum picking up thanks to the fiscal stimulus, while Eurozone growth slowed down a bit. Despite some moderation, growth in developed markets is above long-term potential, creating jobs and continuing to reduce the slack in labor markets.

The U.S. economy continued to perform well during the reporting period. U.S. 2018 gross domestic product (GDP) is expected to be around 3%, significantly exceeding its 2% trend growth of this expansion. Private consumption, the driving force of the economy in recent years, is growing at a stable rate. Additionally, business fixed investment has gained momentum in recent months and is broadening across sectors. With increasingly less slack in the economy, strong profits, and the corporate tax cuts, investment should support growth and productivity improvements.

The Fed is on track to deliver 1-2 more hikes this year, as the economy is near the Fed’s dual mandate of full employment and price stability. On the inflation front, underlying inflation is around the Fed’s 2% target. The unemployment rate is at historical lows; however, the rising labor participation rate and stable wage growth suggest that there may still be some slack in the labor market. The Federal Open Market Committee (FOMC) under new chair Jerome Powell’s leadership signaled that the Fed will remain cautious and tighten policy gradually, giving comfort to the markets. Thus far, the Fed’s hiking cycle has been orderly.

Eurozone data was weak during the reporting period, but at period end, there is some tentative evidence that growth is rebounding. The underlying forces of growth in the Eurozone, such as job creation and income growth, revival of bank lending, and high levels of confidence, are intact. We expect Eurozone growth to remain around 2%. Japan’s unemployment rate hit a 24-year low. Growth expectations remain upbeat in several other countries, including Canada, Australia, and Sweden.

Asian economies did quite well at the beginning of the year, contributing the most among all regions to world growth in the first quarter of 2018. After a stellar rebound in exports in 2017 supported by the consumer electronics cycle, we now expect Asia to settle to a slightly lower growth path. This is mainly predicated on slowing growth in China, which is a longer-term trend we expect to continue, the cooling off of the cell-phone cycle, tightening financial conditions, and the uncertainty of a full-fledged trade war. India, the second largest economy in the region, is still on a recovery path, while the rest of South Asia remains steady.

Economic growth in Latin America was significantly downgraded, owing mostly to unexpected hits in Brazil and Argentina, the two countries emerging from recession and driving the region’s return to its growth potential. In Brazil, a nationwide truckers’ strike largely reflected a weak government ahead of presidential elections this October. In Argentina, the growth outlook reversed course as the central bank was forced to tighten monetary policy and approach the International Monetary Fund (IMF) to preserve financial stability. Most central banks in the region are likely to be watchful, but remain on hold at period end as they face weak underlying inflation trends given the slack in the economies. Overall, growing back to potential has most likely been delayed to next year.

FUND REVIEW

The Fund’s underperformance this reporting period was largely the result of its allocation to emerging market credit and emerging market local debt.

Emerging market credit came under heavy pressure during the reporting period. A stronger dollar and tighter external financing conditions resulted in a re-pricing of deficit countries, including notably Argentina (which eventually went to the IMF), Turkey, Ukraine, and sub-Saharan Africa. At the same time, idiosyncratic events erupted such as in Brazil, where truckers went on strike against higher gasoline prices, though in some sense this too was connected to the weakening of the currency. The Fund’s underperformance was driven by its tilt towards higher-yielding credits, particularly in Brazil and Argentina. Overall, we

3        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

still believe emerging market macroeconomic and credit fundamentals are considerably stronger than during the “taper tantrum” in 2013 and that the market reaction has been excessive, creating relative attractive valuations in global credit.

The recent sell off in emerging market currencies and rates has generated a market narrative that the cycle in emerging markets may already be over. We believe this to be premature and believe that the global growth cycle is intact and stable at fairly high levels of global growth. It remains our opinion that growth has plateaued at robust levels and the market reaction is one of reassessing the future winners and losers in this environment. With high real yields and high growth numbers in emerging markets, we believe that the current valuation of emerging market local assets is attractive over the next two to three years.

Contributing positively to performance this reporting period was our lack of exposure to high grade credit. High grade credit underperformed high yield credit this reporting period as high grade credit has more duration sensitivity than high yield credit. Our exposure to leveraged loans also benefited performance in a rising interest rate environment.

STRATEGY & OUTLOOK

International economic and geopolitical concerns were noticeable during the reporting period and caused some market turbulence. Trade tensions were on the rise, and there were pockets of political issues, such as the elections in Mexico and Turkey, the new Italian government, and issues around immigration in the Eurozone. Such tensions, and especially trade, started to make an impact in some investment decisions, as noted in the Fed’s minutes. So far, the measures implemented do not appear to be of major economic significance or hampering the global growth story. We believe there is more rhetoric than actual impactful decisions. The risk remains, however, that trade issues hit confidence, or retaliations could lead to more significant measures. While these are still not the baseline, we believe risks are elevated and worth carefully monitoring.

We still continue to believe that global growth will remain robust despite the trade tensions, though at a somewhat slower pace. We expect that growth will slow to the 3.6% – 3.7% range for this year, however, the composition will shift as European growth stabilizes. We continue to believe that the domestic European economy continues to be stable and the recent slowdown was related to a mini cycle in trade and its associated investment and inventory cycle. In addition, we do expect industrial production in emerging markets to improve as they are still barely at their long-term average, while developed market industrial production is nearly at decade highs.

From an asset valuation perspective, emerging market fixed income assets are at historically cheap levels versus developed markets assets. At period end, emerging market local bonds are offering real yields that are at or close to decade high spreads when compared to developed market real yields. The valuations of emerging market currencies are generally back to levels last seen in 2015, near the U.S. dollar high. Similarly, in credit, European financial subordinated debt offers value as does emerging market hard currency sovereign and corporate debt.

Based on these valuations, we increased our exposure to emerging market local debt and currencies over the reporting period. Given that we are in the latter stages of the credit cycle, we do not have exposure to investment-grade credit. We also reduced our exposure to mortgages. We maintained our exposure to high-yield credit despite generally tighter spreads since the sector provides healthy income. Our leveraged loan exposure was stable as well since this sector tends to benefit from a rising interest rate environment. We continue to monitor valuations and the global financial markets as we strive to generate income for our investors.

The views in the Fund Performance Discussion represent the opinions of this Fund’s portfolio managers and are not intended as investment advice or to predict or depict the performance of any investment. These views are as of the close of business on June 30, 2018, and are subject to change based on subsequent developments. The Fund’s portfolio and strategies are subject to change.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

4        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended June 30, 2018.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended June 30, 2018” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes.

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

Actual	Beginning Account Value January 1, 2018	Ending Account Value June 30, 2018	Expenses Paid During 6 Months Ended June 30, 2018
Non-Service shares	$1,000.00	$970.40	$3.87
Service shares	1,000.00	968.50	5.09

Hypothetical
(5% return before expenses)
Non-Service shares	1,000.00	1,020.88	3.97
Service shares	1,000.00	1,019.64	5.22

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended June 30, 2018 are as follows:

Class	Expense Ratios
Non-Service shares	0.79%
Service shares	1.04

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

5        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS June 30, 2018 Unaudited

	Principal Amount	Value
Asset-Backed Securities—2.8%
American Credit Acceptance Receivables Trust:
Series 2015-3, Cl. B, 3.56%, 10/12/21[1]	$4,658	$4,659
Series 2015-3, Cl. C, 4.84%, 10/12/21[1]	580,000	585,013
Series 2015-3, Cl. D, 5.86%, 7/12/22[1]	275,000	279,517
Series 2016-4, Cl. B, 2.11%, 2/12/21[1]	272,439	272,134
Series 2017-3, Cl. B, 2.25%, 1/11/21[1]	135,000	134,656
Series 2017-4, Cl. B, 2.61%, 5/10/21[1]	180,000	179,389
Series 2017-4, Cl. C, 2.94%, 1/10/24[1]	510,000	506,894
Series 2017-4, Cl. D, 3.57%, 1/10/24[1]	673,000	667,786
AmeriCredit Automobile Receivables Trust:
Series 2015-2, Cl. D, 3.00%, 6/8/21	505,000	504,819
Series 2017-2, Cl. D, 3.42%, 4/18/23	830,000	826,311
Series 2017-4, Cl. D, 3.08%, 12/18/23	375,000	368,849
Cabela’s Credit Card Master Note Trust:
Series 2016-1, Cl. A1, 1.78%, 6/15/22	870,000	861,008
Series 2016-1, Cl. A2, 2.923% [LIBOR01M+85], 6/15/22[2]	1,690,000	1,699,222
Capital Auto Receivables Asset Trust, Series 2017-1, Cl. D, 3.15%, 2/20/25[1]	110,000	109,207
Capital One Multi-Asset Execution Trust, Series 2016-A3, Cl. A3, 1.34%, 4/15/22	805,000	794,636
CarFinance Capital Auto Trust, Series 2015-1A, Cl. A, 1.75%, 6/15/21[1]	20,988	20,956
CarMax Auto Owner Trust:
Series 2015-2, Cl. D, 3.04%, 11/15/21	175,000	174,613
Series 2015-3, Cl. D, 3.27%, 3/15/22	610,000	609,690
Series 2016-1, Cl. D, 3.11%, 8/15/22	465,000	463,395
Series 2016-3, Cl. D, 2.94%, 1/17/23	315,000	311,009
Series 2016-4, Cl. D, 2.91%, 4/17/23	710,000	698,302
Series 2017-1, Cl. D, 3.43%, 7/17/23	630,000	627,002
Series 2017-4, Cl. D, 3.30%, 5/15/24	280,000	276,229
Series 2018-1, Cl. D, 3.37%, 7/15/24	195,000	193,547
CCG Receivables Trust:
Series 2017-1, Cl. B, 2.75%, 11/14/23[1]	635,000	623,381
Series 2018-1, Cl. B, 3.09%, 6/16/25[1]	240,000	237,700
Series 2018-1, Cl. C, 3.42%, 6/16/25[1]	70,000	69,208
CIG Auto Receivables Trust, Series 2017- 1A, Cl. A, 2.71%, 5/15/23[1]	243,342	241,828
Citibank Credit Card Issuance Trust, Series 2014-A6, Cl. A6, 2.15%, 7/15/21	575,000	571,731
CNH Equipment Trust, Series 2017-C, Cl. B, 2.54%, 5/15/25	185,000	180,698
CPS Auto Receivables Trust:
Series 2017-C, Cl. A, 1.78%, 9/15/20[1]	108,982	108,616
Series 2017-C, Cl. B, 2.30%, 7/15/21[1]	275,000	272,798
Series 2017-D, Cl. B, 2.43%, 1/18/22[1]	470,000	465,152
Series 2018-A, Cl. B, 2.77%, 4/18/22[1]	370,000	367,157
CPS Auto Trust, Series 2017-A, Cl. B, 2.68%, 5/17/21[1]	60,000	59,841
Credit Acceptance Auto Loan Trust:
Series 2017-3A, Cl. C, 3.48%, 10/15/26[1]	565,000	557,636
Series 2018-1A, Cl. B, 3.60%, 4/15/27[1]	360,000	358,519
Series 2018-1A, Cl. C, 3.77%, 6/15/27[1]	510,000	505,783

Dell Equipment Finance Trust, Series 2017-2, Cl. B, 2.47%, 10/24/22[1]	190,000	187,385
Discover Card Execution Note Trust, Series 2016-A4, Cl. A4, 1.39%, 3/15/22	1,675,000	1,648,063
Drive Auto Receivables Trust:
Series 2015-BA, Cl. D, 3.84%, 7/15/21[1]	45,000	45,267
Series 2015-CA, Cl. D, 4.20%, 9/15/21[1]	135,000	136,250
Series 2015-DA, Cl. C, 3.38%, 11/15/21[1]	167,233	167,536
Series 2016-CA, Cl. C, 3.02%, 11/15/21[1]	395,000	395,371
Series 2016-CA, Cl. D, 4.18%, 3/15/24[1]	430,000	435,522
Series 2017-1, Cl. B, 2.36%, 3/15/21	425,000	424,536
Series 2017-3, Cl. C, 2.80%, 7/15/22	315,000	314,054
Series 2017-AA, Cl. C, 2.98%, 1/18/22[1]	355,000	355,104
Series 2017-BA, Cl. D, 3.72%, 10/17/22[1]	610,000	613,946
Series 2018-1, Cl. D, 3.81%, 5/15/24	470,000	469,552

	Principal Amount	Value
Asset-Backed Securities (Continued)
DT Auto Owner Trust:
Series 2015-2A, Cl. D, 4.25%, 2/15/22[1]	$286,963	$288,742
Series 2016-4A, Cl. E, 6.49%, 9/15/23[1]	200,000	206,546
Series 2017-1A, Cl. C, 2.70%, 11/15/22[1]	180,000	179,414
Series 2017-1A, Cl. D, 3.55%, 11/15/22[1]	440,000	440,063
Series 2017-1A, Cl. E, 5.79%, 2/15/24[1]	415,000	422,672
Series 2017-2A, Cl. B, 2.44%, 2/15/21[1]	280,000	279,451
Series 2017-2A, Cl. D, 3.89%, 1/15/23[1]	495,000	494,550
Series 2017-3A, Cl. B, 2.40%, 5/17/21[1]	460,000	458,196
Series 2017-3A, Cl. E, 5.60%, 8/15/24[1]	380,000	384,755
Series 2017-4A, Cl. D, 3.47%, 7/17/23[1]	560,000	556,507
Series 2017-4A, Cl. E, 5.15%, 11/15/24[1]	390,000	388,431
Series 2018-1A, Cl. B, 3.04%, 1/18/22[1]	410,000	408,708
Element Rail Leasing I LLC, Series 2014- 1A, Cl. A1, 2.299%, 4/19/44[1]	162,467	161,506
Exeter Automobile Receivables Trust, Series 2018-1A, Cl. B, 2.75%, 4/15/22[1]	405,000	401,707
Flagship Credit Auto Trust:
Series 2014-1, Cl. D, 4.83%, 6/15/20[1]	70,000	70,425
Series 2016-1, Cl. C, 6.22%, 6/15/22[1]	980,000	1,020,070
GLS Auto Receivables Trust, Series 2018- 1A, Cl. A, 2.82%, 7/15/22[1]	870,841	866,045
GM Financial Automobile Leasing Trust, Series 2017-3, Cl. C, 2.73%, 9/20/21	320,000	316,432
Navistar Financial Dealer Note Master Owner Trust II:
Series 2016-1, Cl. D, 5.391%
[LIBOR01M+330], 9/27/21[1,2]	205,000	206,132
Series 2017-1, Cl. C, 3.641%
[LIBOR01M+155], 6/27/22[1,2]	160,000	160,722
Series 2017-1, Cl. D, 4.391%
[LIBOR01M+230], 6/27/22[1,2]	185,000	185,202
Santander Drive Auto Receivables Trust:
Series 2015-5, Cl. D, 3.65%, 12/15/21	915,000	920,938
Series 2016-2, Cl. D, 3.39%, 4/15/22	300,000	300,924
Series 2017-1, Cl. D, 3.17%, 4/17/23	440,000	437,401
Series 2017-1, Cl. E, 5.05%, 7/15/24[1]	1,110,000	1,129,510
Series 2017-2, Cl. D, 3.49%, 7/17/23	190,000	189,933
Series 2017-3, Cl. D, 3.20%, 11/15/23	760,000	753,844
Series 2018-1, Cl. D, 3.32%, 3/15/24	290,000	285,524
Series 2018-2, Cl. D, 3.88%, 2/15/24	145,000	144,499
Santander Retail Auto Lease Trust, Series 2017-A, Cl. C, 2.96%, 11/21/22[1]	505,000	498,122
TCF Auto Receivables Owner Trust, Series 2015-1A, Cl. D, 3.53%, 3/15/22[1]	285,000	283,502
United Auto Credit Securitization Trust, Series 2018-1, Cl. C, 3.05%, 9/10/21[1]	625,000	622,770
Verizon Owner Trust, Series 2017-3A, Cl. A1A, 2.06%, 4/20/22[1]	500,000	492,084
Veros Automobile Receivables Trust, Series 2017-1, Cl. A, 2.84%, 4/17/23[1]	242,520	241,571
Westlake Automobile Receivables Trust:
Series 2016-1A, Cl. E, 6.52%, 6/15/22[1]	670,000	683,158
Series 2017-2A, Cl. E, 4.63%, 7/15/24[1]	685,000	687,565
Series 2018-1A, Cl. C, 2.92%, 5/15/23[1]	420,000	416,531
Series 2018-1A, Cl. D, 3.41%, 5/15/23[1]	845,000	840,352
World Financial Network Credit Card Master Trust:
Series 2012-D, Cl. A, 2.15%, 4/17/23	420,000	417,248
Series 2016-B, Cl. A, 1.44%, 6/15/22	1,010,000	1,008,608
Series 2017-A, Cl. A, 2.12%, 3/15/24	1,125,000	1,106,072
Series 2017-B, Cl. A, 1.98%, 6/15/23	845,000	837,897
Series 2017-C, Cl. A, 2.31%, 8/15/24	1,130,000	1,109,117
Series 2018-A, Cl. A, 3.07%, 12/16/24	1,440,000	1,434,364
Total Asset-Backed Securities (Cost $43,967,035)		43,719,287

6        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Principal Amount	Value
Mortgage-Backed Obligations—20.0%
Government Agency—12.2%
FHLMC/FNMA/FHLB/Sponsored—10.7%
Federal Home Loan Mortgage Corp. Gold Pool:
5.00%, 9/1/33	$222,614	$237,003
5.50%, 9/1/39	264,087	282,741
6.00%, 11/1/21	33,394	36,501
6.50%, 9/1/18-8/1/32	198,644	220,584
7.00%, 10/1/31-10/1/37	44,922	49,010
7.50%, 1/1/32	223,164	259,002
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 192,Cl. IO, 99.999%, 2/1/28[3]	4,953	1,023
Series 205,Cl. IO, 56.763%, 9/1/29[3]	28,153	6,029
Series 243,Cl. 6, 1.946%, 12/15/32[3]	61,799	10,381
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1360,Cl. PZ, 7.50%, 9/15/22	188,014	199,618
Series 151,Cl. F, 9.00%, 5/15/21	1,564	1,615
Series 1674,Cl. Z, 6.75%, 2/15/24	92,745	98,338
Series 1897,Cl. K, 7.00%, 9/15/26	342,639	372,488
Series 2043,Cl. ZP, 6.50%, 4/15/28	146,946	161,723
Series 2106,Cl. FG, 2.523% [LIBOR01M+45], 12/15/28[2]	253,144	253,828
Series 2122,Cl. F, 2.523% [LIBOR01M+45], 2/15/29[2]	6,696	6,729
Series 2148,Cl. ZA, 6.00%, 4/15/29	144,155	155,778
Series 2195,Cl. LH, 6.50%, 10/15/29	100,569	109,669
Series 2326,Cl. ZP, 6.50%, 6/15/31	14,016	15,099
Series 2344,Cl. FP, 3.023% [LIBOR01M+95], 8/15/31[2]	67,071	68,938
Series 2368,Cl. PR, 6.50%, 10/15/31	46,738	51,566
Series 2412,Cl. GF, 3.023% [LIBOR01M+95], 2/15/32[2]	82,419	84,748
Series 2449,Cl. FL, 2.623% [LIBOR01M+55], 1/15/32[2]	75,252	76,344
Series 2451,Cl. FD, 3.073% [LIBOR01M+100], 3/15/32[2]	35,578	36,641
Series 2461,Cl. PZ, 6.50%, 6/15/32	171,731	186,315
Series 2464,Cl. FI, 3.073% [LIBOR01M+100], 2/15/32[2]	32,351	33,130
Series 2470,Cl. AF, 3.073% [LIBOR01M+100], 3/15/32[2]	61,043	62,867
Series 2470,Cl. LF, 3.073% [LIBOR01M+100], 2/15/32[2]	33,106	33,904
Series 2477,Cl. FZ, 2.623% [LIBOR01M+55], 6/15/31[2]	134,530	135,369
Series 2517,Cl. GF, 3.073% [LIBOR01M+100], 2/15/32[2]	28,784	29,478
Series 2635,Cl. AG, 3.50%, 5/15/32	43,837	43,632
Series 2668,Cl. AZ, 4.00%, 9/15/18	546	546
Series 2676,Cl. KY, 5.00%, 9/15/23	420,309	436,272
Series 2707,Cl. QE, 4.50%, 11/15/18	4,349	4,354
Series 2770,Cl. TW, 4.50%, 3/15/19	1,489	1,494
Series 3025,Cl. SJ, 17.148% [LIBOR01M+2,475], 8/15/35[2]	80,931	108,625
Series 3741,Cl. PA, 2.15%, 2/15/35	49,079	49,025
Series 3815,Cl. BD, 3.00%, 10/15/20	658	658
Series 3840,Cl. CA, 2.00%, 9/15/18	333	333
Series 3848,Cl. WL, 4.00%, 4/15/40	109,803	110,936
Series 3857,Cl. GL, 3.00%, 5/15/40	5,286	5,319
Series 3917,Cl. BA, 4.00%, 6/15/38	55,905	55,529
Series 4221,Cl. HJ, 1.50%, 7/15/23	158,199	154,456
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2074,Cl. S, 99.999%, 7/17/28[3]	6,953	722
Series 2079,Cl. S, 99.999%, 7/17/28[3]	12,520	1,558
Series 2136,Cl. SG, 33.732%, 3/15/29[3]	367,065	45,657
Series 2399,Cl. SG, 99.999%, 12/15/26[3]	192,354	22,654
Series 2437,Cl. SB, 44.531%, 4/15/32[3]	622,091	90,145

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security: (Continued)
Series 2526,Cl. SE, 52.218%, 6/15/29[3]	$13,030	$1,926
Series 2682,Cl. TQ, 99.999%, 10/15/33[3]	135,532	18,723
Series 2795,Cl. SH, 69.615%, 3/15/24[3]	238,348	18,080
Series 2920,Cl. S, 49.631%, 1/15/35[3]	145,019	19,992
Series 2922,Cl. SE, 19.705%, 2/15/35[3]	23,984	3,088
Series 2981,Cl. AS, 2.173%, 5/15/35[3]	218,775	23,327
Series 2981,Cl. BS, 99.999%, 5/15/35[3]	277,883	39,015
Series 3397,Cl. GS, 0.00%, 12/15/37[3,4]	94,085	15,038
Series 3424,Cl. EI, 0.00%, 4/15/38[3,4]	29,405	2,618
Series 3450,Cl. BI, 12.998%, 5/15/38[3]	159,868	21,781
Series 3606,Cl. SN, 13.488%, 12/15/39[3]	47,024	5,864
Series 3659,Cl. IE, 0.00%, 3/15/19[3,4]	16,642	137
Series 3685,Cl. EI, 0.00%, 3/15/19[3,4]	988	7
Federal National Mortgage Assn.:
2.50%, 7/1/33[5]	5,925,000	5,758,655
3.00%, 7/1/33-8/1/48[5]	6,990,000	6,883,656
3.50%, 8/1/48[5]	33,595,000	33,387,417
4.00%, 8/1/48[5]	9,725,000	9,900,506
4.50%, 8/1/48[5]	81,220,000	84,425,969
5.00%, 8/1/48[5]	3,320,000	3,510,592
Federal National Mortgage Assn. Pool:
5.00%, 7/1/19-7/1/33	261,572	278,904
5.50%, 4/1/21-5/1/36	146,387	157,426
6.50%, 12/1/29-1/1/34	419,873	464,470
7.00%, 1/1/30-6/1/34	530,956	599,300
7.50%, 2/1/27-3/1/33	710,419	811,448
8.50%, 7/1/32	527	536
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 214,Cl. 2, 99.999%, 3/25/23[3]	67,565	7,934
Series 221,Cl. 2, 99.999%, 5/25/23[3]	8,098	1,045
Series 254,Cl. 2, 99.999%, 1/25/24[3]	139,633	19,668
Series 301,Cl. 2, 17.835%, 4/25/29[3]	29,319	6,148
Series 313,Cl. 2, 99.999%, 6/25/31[3]	293,775	63,056
Series 319,Cl. 2, 0.733%, 2/25/32[3]	138,374	31,027
Series 321,Cl. 2, 21.623%, 4/25/32[3]	41,798	9,894
Series 324,Cl. 2, 0.00%, 7/25/32[3,4]	42,637	10,333
Series 328,Cl. 2, 0.00%, 12/25/32[3,4]	82,104	18,731
Series 331,Cl. 5, 0.00%, 2/25/33[3,4]	160,286	28,905
Series 332,Cl. 2, 0.00%, 3/25/33[3,4]	676,912	157,820
Series 334,Cl. 12, 0.00%, 3/25/33[3,4]	129,156	27,472
Series 339,Cl. 15, 4.107%, 10/25/33[3]	378,405	83,748
Series 345,Cl. 9, 0.00%, 1/25/34[3,4]	119,488	27,393
Series 351,Cl. 10, 0.00%, 4/25/34[3,4]	71,874	17,509
Series 351,Cl. 8, 0.00%, 4/25/34[3,4]	130,451	25,657
Series 356,Cl. 10, 0.00%, 6/25/35[3,4]	93,026	20,209
Series 356,Cl. 12, 0.00%, 2/25/35[3,4]	45,589	9,951
Series 362,Cl. 13, 0.00%, 8/25/35[3,4]	61,664	15,056
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass- Through Certificates:
Series 1999-54,Cl. LH, 6.50%, 11/25/29	87,175	94,646
Series 2001-80,Cl. ZB, 6.00%, 1/25/32	77,164	83,839
Series 2002-29,Cl. F, 3.091% [LIBOR01M+100], 4/25/32[2]	36,998	37,919
Series 2002-64,Cl. FJ, 3.091% [LIBOR01M+100], 4/25/32[2]	11,393	11,676
Series 2002-68,Cl. FH, 2.585% [LIBOR01M+50], 10/18/32[2]	24,129	24,241
Series 2002-84,Cl. FB, 3.091% [LIBOR01M+100], 12/25/32[2]	154,593	158,253
Series 2002-90,Cl. FH, 2.591% [LIBOR01M+50], 9/25/32[2]	86,494	86,846
Series 2003-100,Cl. PA, 5.00%, 10/25/18	1,055	1,054
Series 2003-11,Cl. FA, 3.091% [LIBOR01M+100], 9/25/32[2]	154,596	158,291

7        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: (Continued)
Series 2003-112,Cl. AN, 4.00%, 11/25/18	$1,262	$1,263
Series 2003-116,Cl. FA, 2.491% [LIBOR01M+40], 11/25/33[2]	16,334	16,351
Series 2003-84,Cl. GE, 4.50%, 9/25/18	291	290
Series 2004-25,Cl. PC, 5.50%, 1/25/34	8,217	8,272
Series 2005-109,Cl. AH, 5.50%, 12/25/25	574,185	597,408
Series 2005-31,Cl. PB, 5.50%, 4/25/35	560,000	601,826
Series 2005-71,Cl. DB, 4.50%, 8/25/25	82,726	84,432
Series 2006-11,Cl. PS, 16.899% [-3.667 x LIBOR01M+2,456.67], 3/25/36[2]	76,741	110,607
Series 2006-46,Cl. SW, 16.532% [-3.667 x LIBOR01M+2,419.92], 6/25/36[2]	117,828	160,929
Series 2008-75,Cl. DB, 4.50%, 9/25/23	3,368	3,372
Series 2009-113,Cl. DB, 3.00%, 12/25/20	16,551	16,550
Series 2009-36,Cl. FA, 3.031% [LIBOR01M+94], 6/25/37[2]	20,665	21,143
Series 2009-70,Cl. TL, 4.00%, 8/25/19	4,656	4,655
Series 2010-43,Cl. KG, 3.00%, 1/25/21	14,796	14,805
Series 2011-122,Cl. EC, 1.50%, 1/25/20	10,644	10,563
Series 2011-15,Cl. DA, 4.00%, 3/25/41	51,876	51,682
Series 2011-3,Cl. EL, 3.00%, 5/25/20	21,784	21,767
Series 2011-3,Cl. KA, 5.00%, 4/25/40	136,050	141,691
Series 2011-38,Cl. AH, 2.75%, 5/25/20	322	322
Series 2011-6,Cl. BA, 2.75%, 6/25/20	10,107	10,163
Series 2011-82,Cl. AD, 4.00%, 8/25/26	42,801	42,906
Series 2012-20,Cl. FD, 2.491% [LIBOR01M+40], 3/25/42[2]	197,022	197,172
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2001-61,Cl. SH, 31.924%, 11/18/31[3]	39,340	6,782
Series 2001-63,Cl. SD, 48.844%, 12/18/31[3]	10,428	1,580
Series 2001-68,Cl. SC, 37.788%, 11/25/31[3]	7,369	1,199
Series 2001-81,Cl. S, 39.121%, 1/25/32[3]	8,727	1,437
Series 2002-28,Cl. SA, 27.846%, 4/25/32[3]	6,355	1,069
Series 2002-38,Cl. SO, 59.734%, 4/25/32[3]	43,336	6,204
Series 2002-48,Cl. S, 35.674%, 7/25/32[3]	9,675	1,723
Series 2002-52,Cl. SL, 26.236%, 9/25/32[3]	6,386	1,117
Series 2002-56,Cl. SN, 36.836%, 7/25/32[3]	13,294	2,368
Series 2002-77,Cl. IS, 50.059%, 12/18/32[3]	73,832	13,077
Series 2002-77,Cl. SH, 40.805%, 12/18/32[3]	12,941	2,039
Series 2002-9,Cl. MS, 24.646%, 3/25/32[3]	11,565	2,086
Series 2003-13,Cl. IO, 42.96%, 3/25/33[3]	127,662	30,163
Series 2003-26,Cl. DI, 46.118%, 4/25/33[3]	103,276	26,591
Series 2003-33,Cl. SP, 29.306%, 5/25/33[3]	70,133	13,689
Series 2003-4,Cl. S, 17.534%, 2/25/33[3]	19,730	3,725
Series 2004-56,Cl. SE, 3.134%, 10/25/33[3]	333,689	55,761
Series 2005-12,Cl. SC, 30.118%, 3/25/35[3]	11,424	1,559
Series 2005-14,Cl. SE, 45.459%, 3/25/35[3]	415,233	45,499

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security: (Continued)
Series 2005-40,Cl. SA, 45.736%, 5/25/35[3]	$352,397	$46,503
Series 2005-40,Cl. SB, 99.999%, 5/25/35[3]	564,283	64,940
Series 2005-52,Cl. JH, 27.362%, 5/25/35[3]	206,105	24,689
Series 2005-63,Cl. SA, 34.834%, 10/25/31[3]	19,294	2,560
Series 2006-90,Cl. SX, 99.999%, 9/25/36[3]	389,609	53,423
Series 2007-88,Cl. XI, 0.00%, 6/25/37[3,4]	375,938	55,990
Series 2008-55,Cl. SA, 0.00%, 7/25/38[3,4]	24,749	2,215
Series 2009-8,Cl. BS, 0.00%, 2/25/24[3,4]	1,304	65
Series 2010-95,Cl. DI, 0.00%, 11/25/20[3,4]	54,760	1,037
Series 2011-96,Cl. SA, 7.473%, 10/25/41[3]	164,314	22,172
Series 2012-134,Cl. SA, 2.422%, 12/25/42[3]	518,639	86,689
Series 2012-40,Cl. PI, 8.814%, 4/25/41[3]	850,437	133,373
Government National Mortgage Assn. II Pool, 3.50%, 7/1/48[5]	11,310,000	11,350,645
		166,175,308
GNMA/Guaranteed—1.5%
Government National Mortgage Assn. I Pool:
7.00%, 4/15/28-7/15/28	48,601	52,610
8.00%, 5/15/26	8,232	8,253
Government National Mortgage Assn. II Pool:
3.125% [H15T1Y+150], 11/20/25[2]	2,146	2,203
4.00%, 7/1/48[5]	23,015,000	23,584,532
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 2007-17,Cl. AI, 38.94%, 4/16/37[3]	207,524	28,701
Series 2011-52,Cl. HS, 19.146%, 4/16/41[3]	346,584	39,323
		23,715,622
Non-Agency—7.8%
Commercial—3.3%
BCAP LLC Trust:
Series 2011-R11,Cl. 18A5, 3.41% [H15T1Y+210], 9/26/35[1,2]	44,575	44,772
Series 2012-RR6,Cl. RR6, 2.054%, 11/26/36[1]	68,179	67,898
Benchmark Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2018-B1, Cl. XA, 13.898%, 1/15/51[3]	5,745,513	228,416
CD Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2017-CD6, Cl. XA, 14.496%, 11/13/50[3]	2,318,947	145,205
Chase Mortgage Finance Trust, Series 2005-A2, Cl. 1A3, 3.602%, 1/25/36[6]	12,484	11,822
Citigroup Commercial Mortgage Trust:
Series 2012-GC8,Cl. AAB, 2.608%, 9/10/45	276,847	274,240
Series 2014-GC21,Cl. AAB, 3.477%, 5/10/47	270,000	272,426
Citigroup Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2017-C4, Cl. XA, 13.828%, 10/12/50[3]	6,144,143	455,889
COMM Mortgage Trust:
Series 2012-CR3,Cl. ASB, 2.372%, 10/15/45	52,050	51,375
Series 2012-LC4,Cl. A3, 3.069%, 12/10/44	109,738	109,772

8        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Principal Amount	Value
Commercial (Continued)
COMM Mortgage Trust: (Continued)
Series 2013-CR13,Cl. ASB, 3.706%, 11/10/46	$510,000	$517,763
Series 2013-CR6,Cl. AM, 3.147%, 3/10/46[1]	960,000	941,546
Series 2014-CR17,Cl. ASB, 3.598%, 5/10/47	870,000	880,795
Series 2014-CR20,Cl. ASB, 3.305%, 11/10/47	180,000	180,413
Series 2014-CR21,Cl. AM, 3.987%, 12/10/47	25,000	25,072
Series 2014-LC15,Cl. AM, 4.198%, 4/10/47	455,000	464,256
Series 2014-UBS6,Cl. AM, 4.048%, 12/10/47	1,600,000	1,610,892
Series 2015-CR22,Cl. A2, 2.856%, 3/10/48	305,000	304,413
COMM Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security, Series 2012-CR5, Cl. XA, 22.258%, 12/10/45[3]	2,594,685	146,762
Deutsche Alt-B Securities, Inc. Mortgage Loan Trust, Series 2006-AB2, Cl. A1, 5.417%, 6/25/36[6]	49,681	47,972
Deutsche Mortgage Securities, Inc., Series 2013-RS1, Cl. 1A2, 2.304% [US0001M+22], 7/22/36[1,2]	5,060,144	4,863,177
Federal National Mortgage Assn., Stripped Mtg.-Backed Security, Series 302, Cl. 2, 6.00%, 5/1/29	3	—
FREMF Mortgage Trust:
Series 2012-K20,Cl. C, 4.005%, 5/25/45[1,6]	4,165,000	4,081,813
Series 2013-K25,Cl. C, 3.744%, 11/25/45[1,6]	135,000	130,999
Series 2013-K26,Cl. C, 3.721%, 12/25/45[1,6]	95,000	92,047
Series 2013-K27,Cl. C, 3.615%, 1/25/46[1,6]	1,460,000	1,407,001
Series 2013-K28,Cl. C, 3.61%, 6/25/46[1,6]	2,330,000	2,300,824
Series 2013-K29,Cl. C, 3.601%, 5/25/46[1,6]	2,300,000	2,193,125
Series 2013-K713,Cl. C, 3.262%, 4/25/46[1,6]	535,000	532,494
Series 2014-K714,Cl. C, 3.981%, 1/25/47[1,6]	400,000	401,840
Series 2015-K44,Cl. B, 3.81%, 1/25/48[1,6]	2,310,000	2,274,318
Series 2015-K45,Cl. B, 3.714%, 4/25/48[1,6]	4,646,000	4,525,871
Series 2017-K62,Cl. B, 4.004%, 1/25/50[1,6]	280,000	275,957
Series 2017-K724,Cl. B, 3.601%, 11/25/23[1,6]	1,535,000	1,488,653
GS Mortgage Securities Corp. Trust, Series 2012-SHOP, Cl. A, 2.933%, 6/5/31[1]	1,200,000	1,201,604
GS Mortgage Securities Trust:
Series 2013-GC12,Cl. AAB, 2.678%, 6/10/46	93,432	92,453
Series 2013-GC16,Cl. AS, 4.649%, 11/10/46	160,000	167,773
Series 2014-GC18,Cl. AAB, 3.648%, 1/10/47	235,000	237,935
JP Morgan Chase Commercial Mortgage Securities Trust:
Series 2012-C6,Cl. ASB, 3.144%, 5/15/45	368,845	369,289
Series 2012-LC9,Cl. A4, 2.611%, 12/15/47	60,000	59,046

	Principal Amount	Value
Commercial (Continued)
JP Morgan Chase Commercial Mortgage Securities Trust: (Continued)
Series 2013-C10,Cl. AS, 3.372%, 12/15/47	$855,000	$844,103
Series 2013-C16,Cl. AS, 4.517%, 12/15/46	820,000	855,744
Series 2013-LC11,Cl. AS, 3.216%, 4/15/46	235,000	230,315
Series 2013-LC11,Cl. ASB, 2.554%, 4/15/46	131,362	129,688
Series 2014-C20,Cl. AS, 4.043%, 7/15/47	630,000	637,802
Series 2016-JP3,Cl. A2, 2.435%, 8/15/49	600,000	585,189
JP Morgan Mortgage Trust, Series 2007-A1, Cl. 5A1, 3.692%, 7/25/35[6]	54,030	55,592
JP Morgan Resecuritization Trust, Series 2009- 5, Cl. 1A2, 4.278%, 7/26/36[1,6]	2,567,395	2,471,502
JPMBB Commercial Mortgage Securities Trust:
Series 2013-C17,Cl. ASB, 3.705%, 1/15/47	200,000	202,902
Series 2014-C18,Cl. A3, 3.578%, 2/15/47	295,000	295,601
Series 2014-C19,Cl. ASB, 3.584%, 4/15/47	110,000	111,177
Series 2014-C24,Cl. B, 4.116%, 11/15/47[6]	680,000	683,027
Series 2014-C25,Cl. AS, 4.065%, 11/15/47	1,720,000	1,740,802
Series 2014-C26,Cl. AS, 3.80%, 1/15/48	1,515,000	1,510,060
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2013-C7,Cl. AAB, 2.469%, 2/15/46	263,163	259,586
Series 2013-C9,Cl. AS, 3.456%, 5/15/46	570,000	560,678
Series 2014-C14,Cl. B, 4.793%, 2/15/47[6]	240,000	250,772
Morgan Stanley Capital I, Inc., Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2017-HR2, Cl. XA, 12.66%, 12/15/50[3]	2,021,751	120,916
Morgan Stanley Re-Remic Trust, Series 2012- R3, Cl. 1A, 3.059%, 11/26/36[1,6]	7,600	7,597
Morgan Stanley Resecuritization Trust, Series 2013-R9, Cl. 3A, 3.475%, 6/26/46[1,6]	74,296	74,249
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-10, Cl. 2A, 3.731%, 8/25/34[6]	2,373,051	2,388,843
UBS Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2017-C5, Cl. XA, 13.993%, 11/15/50[3]	3,825,702	256,011
UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Cl. E, 5.05%, 5/10/63[1,6]	930,000	773,248
Wells Fargo Commercial Mortgage Trust, Series 2015-NXS1, Cl. ASB, 2.934%, 5/15/48	940,000	928,064
Wells Fargo Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2017-C42, Cl. XA, 12.341%, 12/15/50[3]	2,804,592	190,793
WF-RBS Commercial Mortgage Trust: Series 2013-C14,Cl. AS, 3.488%, 6/15/46	640,000	633,056
Series 2014-C20,Cl. AS, 4.176%, 5/15/47	490,000	494,263
Series 2014-C22,Cl. A3, 3.528%, 9/15/57	120,000	120,527
Series 2014-LC14,Cl. AS, 4.351%, 3/15/47[6]	395,000	405,592

9        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Commercial (Continued)
WF-RBS Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2011-C3, Cl. XA, 28.559%, 3/15/44[1,3]	$3,127,629	$96,020
		51,391,637
Multi-Family—0.1%
Connecticut Avenue Securities:
Series 2014-C02,Cl. 1M1, 3.041% [US0001M+95], 5/25/24[2]	286,164	286,997
Series 2017-C04,Cl. 2M1, 2.941% [US0001M+85], 11/25/29[2]	758,547	760,929
		1,047,926
Residential—4.4%
Banc of America Funding Trust, Series 2014- R7, Cl. 3A1, 3.822%, 3/26/36[1,6]	36,861	37,134
Bear Stearns ARM Trust, Series 2006-1, Cl. A1, 3.67% [H15T1Y+225], 2/25/36[2]	43,316	43,688
CHL Mortgage Pass-Through Trust:
Series 2005-17,Cl. 1A8, 5.50%, 9/25/35	553,565	552,576
Series 2005-J4,Cl. A7, 5.50%, 11/25/35	518,894	520,665
Citigroup Mortgage Loan Trust, Inc.:
Series 2005-2,Cl. 1A3, 3.964%, 5/25/35[6]	627,195	633,273
Series 2006-AR1,Cl. 1A1, 4.28% [H15T1Y+240], 10/25/35[2]	188,223	190,582
Series 2009-8,Cl. 7A2, 3.822%, 3/25/36[1,6]	8,032,065	8,060,647
Series 2012-8,Cl. 1A1, 3.901%, 10/25/35[1,6]	14,787	14,809
Series 2014-8,Cl. 1A2, 2.374% [US0001M+29], 7/20/36[1,2]	3,400,000	3,338,332
Connecticut Avenue Securities:
Series 2014-C03,Cl. 1M2, 5.091% [US0001M+300], 7/25/24[2]	878,428	941,889
Series 2016-C03,Cl. 1M1, 4.091% [US0001M+200], 10/25/28[2]	205,133	207,957
Series 2016-C07,Cl. 2M1, 3.391% [US0001M+130], 5/25/29[2]	422,988	424,602
Series 2017-C01,Cl. 1M2, 5.641% [US0001M+355], 7/25/29[2]	4,140,000	4,501,242
Series 2017-C02,Cl. 2M1, 3.241% [US0001M+115], 9/25/29[2]	1,214,889	1,221,869
Series 2017-C03,Cl. 1M1, 3.041% [US0001M+95], 10/25/29[2]	1,098,692	1,105,071
Series 2017-C06,Cl. 1M1, 2.841% [US0001M+75], 2/25/30[2]	259,070	259,496
Series 2017-C07,Cl. 1M1, 2.741% [US0001M+65], 5/25/30[2]	574,610	574,725
Series 2017-C07,Cl. 1M2, 4.491% [US0001M+240], 5/25/30[2]	580,000	592,608
Series 2017-C07,Cl. 2M1, 2.741% [US0001M+65], 5/25/30[2]	228,242	228,345
Series 2018-C01,Cl. 1M1, 2.691% [US0001M+60], 7/25/30[2]	784,275	783,401
Series 2018-C02,Cl. 2M1, 2.741% [US0001M+65], 8/25/30[2]	315,472	315,605
CWHEQ Revolving Home Equity Loan Trust:
Series 2005-G,Cl. 2A, 2.303% [US0001M+23], 12/15/35[2]	26,662	26,268
Series 2006-H,Cl. 2A1A, 2.223% [US0001M+15], 11/15/36[2]	20,315	15,675
GSR Mortgage Loan Trust, Series 2005-AR4, Cl. 6A1, 4.349%, 7/25/35[6]	12,906	13,033
Home Equity Mortgage Trust, Series 2005-1, Cl. M6, 5.863%, 6/25/35[6]	26,115	26,181
HomeBanc Mortgage Trust, Series 2005-3, Cl. A2, 2.401% [US0001M+31], 7/25/35[2]	18,282	18,265

	Principal Amount	Value
Residential (Continued)
MASTR Asset Backed Securities Trust, Series 2006-WMC3, Cl. A3, 2.191% [US0001M+10], 8/25/36[2]	$868,540	$461,137
RALI Trust, Series 2006-QS13, Cl. 1A8, 6.00%, 9/25/36	13,072	11,703
Residential Asset Securitization Trust, Series 2005-A6CB, Cl. A7, 6.00%, 6/25/35	1,840,168	1,732,597
Structured Agency Credit Risk Debt Nts.:
Series 2013-DN2,Cl. M2, 6.341% [US0001M+425], 11/25/23[2]	950,581	1,056,969
Series 2014-DN1,Cl. M3, 6.591% [US0001M+450], 2/25/24[2]	815,000	940,555
Series 2014-DN2,Cl. M3, 5.691% [US0001M+360], 4/25/24[2]	840,000	932,422
Series 2014-HQ2,Cl. M3, 5.841% [US0001M+375], 9/25/24[2]	915,000	1,044,981
Series 2015-HQA2,Cl. M2, 4.891% [US0001M+280], 5/25/28[2]	325,357	334,547
Series 2016-DNA1,Cl. M2, 4.991% [US0001M+290], 7/25/28[2]	388,225	398,311
Series 2016-DNA3,Cl. M3, 7.091% [US0001M+500], 12/25/28[2]	3,845,000	4,512,291
Series 2016-DNA4,Cl. M1, 2.891% [US0001M+80], 3/25/29[2]	127,124	127,242
Series 2016-DNA4,Cl. M3, 5.891% [US0001M+380], 3/25/29[2]	5,570,000	6,206,043
Series 2016-HQA3,Cl. M1, 2.891% [US0001M+80], 3/25/29[2]	627,852	628,681
Series 2016-HQA3,Cl. M3, 5.941% [US0001M+385], 3/25/29[2]	3,400,000	3,796,461
Series 2016-HQA4,Cl. M1, 2.891% [US0001M+80], 4/25/29[2]	443,578	444,041
Series 2016-HQA4,Cl. M3, 5.991% [US0001M+390], 4/25/29[2]	4,580,000	5,121,630
Series 2017-DNA1,Cl. M2, 5.341% [US0001M+325], 7/25/29[2]	4,400,000	4,746,443
Series 2017-HQA1,Cl. M1, 3.291% [US0001M+120], 8/25/29[2]	1,757,023	1,769,164
Series 2017-HQA2,Cl. M1, 2.891% [US0001M+80], 12/25/29[2]	531,974	533,048
Series 2017-HQA3,Cl. M1, 2.641% [US0001M+55], 4/25/30[2]	1,264,886	1,264,088
Series 2018-DNA1,Cl. M1, 2.541% [US0001M+45], 7/25/30[2]	1,621,964	1,615,606
Series 2018-DNA1,Cl. M2, 3.891% [US0001M+180], 7/25/30[2]	1,200,000	1,181,523
WaMu Mortgage Pass-Through Certificates Trust:
Series 2003-AR10,Cl. A7, 3.459%, 10/25/33[6]	60,983	61,977
Series 2005-AR16,Cl. 1A1, 3.398%, 12/25/35[6]	8,475	8,524
Wells Fargo Mortgage-Backed Securities Trust:
Series 2005-AR1,Cl. 1A1, 3.839%, 2/25/35[6]	822,501	843,751
Series 2005-AR15,Cl. 1A2, 3.552%, 9/25/35[6]	130,827	127,511
Series 2005-AR15,Cl. 1A6, 3.552%, 9/25/35[6]	1,583,756	1,532,599
Series 2005-AR4,Cl. 2A2, 3.97%, 4/25/35[6]	7,772	7,842
Series 2006-AR10,Cl. 1A1, 4.12%, 7/25/36[6]	158,792	155,823
Series 2006-AR10,Cl. 5A5, 4.278%, 7/25/36[6]	290,665	295,385
Series 2006-AR2,Cl. 2A3, 3.822%, 3/25/36[6]	1,370,893	1,389,181
Series 2006-AR7,Cl. 2A4, 4.323%, 5/25/36[6]	759,289	778,394

10        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Principal Amount		Value
Residential (Continued)
Wells Fargo Mortgage-Backed Securities Trust: (Continued)
Series 2006-AR8,Cl. 2A1, 3.933%, 4/25/36[6]		$514,357	$523,789
			69,232,197
Total Mortgage-Backed Obligations (Cost $306,492,283)			311,562,690
Foreign Government Obligations—17.1%
Angola—0.3%
Republic of Angola:
8.25% Sr. Unsec. Nts., 5/9/28[1]		2,950,000	2,960,107
9.375% Sr. Unsec. Nts., 5/8/48[1]		1,535,000	1,554,029
			4,514,136
Argentina—1.4%
Argentine Republic:
4.625% Sr. Unsec. Nts., 1/11/23		1,480,000	1,307,780
5.875% Sr. Unsec. Nts., 1/11/28		4,380,000	3,572,437
6.875% Sr. Unsec. Nts., 1/26/27		1,625,000	1,436,094
6.875% Sr. Unsec. Nts., 1/11/48		1,935,000	1,466,749
7.50% Sr. Unsec. Nts., 4/22/26		695,000	643,744
16.00% Bonds, 10/17/23	ARS	9,285,000	289,294
18.20% Unsec. Nts., 10/3/21	ARS	9,285,000	275,902
21.20% Bonds, 9/19/18	ARS	383,950,000	12,739,781
			21,731,781
Belarus—0.0%
Republic of Belarus, 6.875% Sr. Unsec. Nts., 2/28/23[1]		515,000	534,274
Brazil—0.7%
Federative Republic of Brazil:
5.00% Sr. Unsec. Nts., 1/27/45		1,500,000	1,191,015
10.00% Unsec. Nts., 1/1/21	BRL	11,000,000	2,880,363
10.00% Unsec. Nts., 1/1/25	BRL	26,900,000	6,540,610
18.093% Unsec. Nts., 5/15/45[14]	BRL	850,000	680,710
			11,292,698
Chile—0.5%
Republic of Chile, 4.50% Bonds, 3/1/21	CLP	4,818,500,000	7,529,813
Colombia—0.6%
Republic of Colombia:
3.875% Sr. Unsec. Nts., 4/25/27		495,000	479,284
4.00% Sr. Unsec. Nts., 2/26/24		485,000	485,121
6.125% Sr. Unsec. Nts., 1/18/41		1,815,000	2,037,337
Series B, 7.50% Bonds, 8/26/26	COP	12,830,000,000	4,658,537
Series B, 10.00% Bonds, 7/24/24	COP	5,146,000,000	2,093,853
			9,754,132
Croatia—0.1%
Republic of Croatia, 3.875% Sr. Unsec. Nts., 5/30/22	EUR	1,405,000	1,817,265
Dominican Republic—0.6%
Dominican Republic:
5.95% Sr. Unsec. Nts., 1/25/27[1]		8,770,000	8,693,262
6.85% Sr. Unsec. Nts., 1/27/45[1]		1,030,000	1,024,809
			9,718,071
Ecuador—0.2%
Republic of Ecuador:
7.875% Sr. Unsec. Nts., 1/23/28[1]		915,000	769,927
8.875% Sr. Unsec. Nts., 10/23/27[1]		1,860,000	1,650,657
			2,420,584
Egypt—0.5%
Arab Republic of Egypt:
4.75% Sr. Unsec. Nts., 4/16/26[1]	EUR	2,000,000	2,153,229
6.125% Sr. Unsec. Nts., 1/31/22[1]		1,065,000	1,050,033
6.588% Sr. Unsec. Nts., 2/21/28[1]		1,040,000	958,677
6.875% Sr. Unsec. Nts., 4/30/40[1]		300,000	256,842
8.50% Sr. Unsec. Nts., 1/31/47[1]		1,550,000	1,506,575

	Principal Amount		Value
Egypt (Continued)
Arab Republic of Egypt: (Continued)
Series 3YR, 16.00% Unsec. Nts., 12/12/20	EGP	28,000,000	$1,524,377
			7,449,733
Gabon—0.2%
Gabonese Republic, 6.375% Bonds, 12/12/24[1]		2,665,000	2,394,665
Ghana—0.2%
Republic of Ghana:
7.625% Sr. Unsec. Nts., 5/16/29[1]		2,470,000	2,416,747
8.627% Sr. Unsec. Nts., 6/16/49[1]		1,440,000	1,405,630
			3,822,377
Greece—1.4%
Hellenic Republic:
Bonds, 10/15/42[6]	EUR	30,230,000	140,646
3.375% Sr. Unsec. Nts., 2/15/25[1]	EUR	3,615,000	4,184,156
3.75% Bonds, 1/30/28	EUR	3,790,000	4,356,722
3.90% Bonds, 1/30/33	EUR	11,555,000	12,607,189
4.00% Bonds, 1/30/37	EUR	930,000	992,655
			22,281,368
Honduras—0.1%
Republic of Honduras:
6.25% Sr. Unsec. Nts., 1/19/27[1]		515,000	518,708
8.75% Sr. Unsec. Nts., 12/16/20[1]		455,000	493,538
			1,012,246
Hungary—0.2%
Hungary:
5.75% Sr. Unsec. Nts., 11/22/23		1,025,000	1,105,012
Series 25/B, 5.50% Bonds, 6/24/25	HUF	160,840,000	660,972
Series 27/A, 3.00% Bonds, 10/27/27	HUF	400,000,000	1,354,675
			3,120,659
India—1.4%
Republic of India:
7.59% Sr. Unsec. Nts., 1/11/26	INR	600,000,000	8,492,065
8.20% Sr. Unsec. Nts., 2/15/22	INR	600,000,000	8,837,764
8.20% Sr. Unsec. Nts., 9/24/25	INR	270,600,000	3,965,286
			21,295,115
Indonesia—1.4%
Perusahaan Penerbit SBSN Indonesia III:
4.35% Sr. Unsec. Nts., 9/10/24[1]		575,000	575,719
4.55% Sr. Unsec. Nts., 3/29/26[1]		940,000	936,475
Republic of Indonesia:
3.85% Sr. Unsec. Nts., 7/18/27[1]		975,000	926,629
4.125% Sr. Unsec. Nts., 1/15/25[1]		490,000	482,209
Series FR53, 8.25% Sr. Unsec. Nts., 7/15/21	IDR	50,865,000,000	3,622,546
Series FR56, 8.375% Sr. Unsec. Nts., 9/15/26	IDR	104,095,000,000	7,427,669
Series FR74, 7.50% Sr. Unsec. Nts., 8/15/32	IDR	112,480,000,000	7,397,934
			21,369,181
Iraq—0.1%
Republic of Iraq:
5.80% Unsec. Nts., 1/15/28[1]		615,000	553,571
6.752% Sr. Unsec. Nts., 3/9/23[1]		1,000,000	963,370
			1,516,941
Ivory Coast—0.3%
Republic of Cote d’Ivoire:
5.125% Sr. Unsec. Nts., 6/15/25[1]	EUR	1,065,000	1,254,419
5.25% Sr. Unsec. Nts., 3/22/30[1]	EUR	1,232,000	1,379,760
6.125% Sr. Unsec. Nts., 6/15/33[1]		1,265,000	1,120,193
6.625% Sr. Unsec. Nts., 3/22/48[1]	EUR	1,026,000	1,131,677
			4,886,049

11        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount			Value
Mexico—0.8%
United Mexican States:
3.75% Sr. Unsec. Nts., 1/11/28	$		1,020,000	$965,685
Series M, 5.75% Bonds, 3/5/26		MXN	54,445,000	2,450,570
Series M, 8.00% Sr. Unsec. Nts., 12/7/23		MXN	150,000,000	7,666,973
Series M, 8.00% Bonds, 11/7/47		MXN	22,265,000	1,161,820
				12,245,048
Mongolia—0.1%
Mongolia:
5.125% Sr. Unsec. Nts., 12/5/22[1]			300,000	281,692
5.625% Sr. Unsec. Nts., 5/1/23[1]			700,000	664,289
				945,981
Nigeria—0.2%
Federal Republic of Nigeria:
7.143% Sr. Unsec. Nts., 2/23/30[1]			725,000	686,185
7.696% Sr. Unsec. Nts., 2/23/38[1]			1,760,000	1,668,146
				2,354,331
Oman—0.2%
Sultanate of Oman, 6.75% Sr. Unsec. Nts., 1/17/48[1]			3,325,000	3,021,427
Peru—0.5%
Republic of Peru:
5.70% Unsec. Nts., 8/12/24[1]		PEN	5,345,000	1,690,791
6.15% Sr. Unsec. Nts., 8/12/32[1]		PEN	4,370,000	1,368,334
6.35% Sr. Unsec. Nts., 8/12/28[1]		PEN	5,640,000	1,798,025
7.84% Sr. Unsec. Nts., 8/12/20[1]		PEN	9,000,000	3,026,949
				7,884,099
Poland—0.4%
Republic of Poland:
Series 0422, 2.25% Bonds, 4/25/22		PLN	13,800,000	3,691,237
Series 0725, 3.25% Bonds, 7/25/25		PLN	5,000,000	1,358,206
Series 0727, 2.50% Bonds, 7/25/27		PLN	6,650,000	1,680,134
				6,729,577
Portugal—0.0%
Portuguese Republic, 4.10% Sr. Unsec. Nts., 2/15/45[1]		EUR	475,000	684,188
Romania—0.1%
Romania:
2.375% Sr. Unsec. Nts., 4/19/27[1]		EUR	975,000	1,142,627
3.875% Sr. Unsec. Nts., 10/29/35[1]		EUR	345,000	412,471
				1,555,098
Russia—0.3%
Russian Federation:
4.375% Sr. Unsec. Nts., 3/21/29[1]			495,000	480,555
Series 6209, 7.60% Bonds, 7/20/22		RUB	66,585,000	1,073,313
Series 6211, 7.00% Bonds, 1/25/23		RUB	205,000,000	3,221,831
				4,775,699
Senegal—0.1%
Republic of Senegal:
6.25% Sr. Unsec. Nts., 7/30/24[1]			590,000	580,071
6.25% Unsec. Nts., 5/23/33[1]			510,000	453,518
6.75% Sr. Unsec. Nts., 3/13/48[1]			935,000	802,945
				1,836,534
Serbia—0.1%
Republic of Serbia, 5.875% Unsec. Nts., 12/3/18[1]			1,965,000	1,986,283
South Africa—1.6%
Republic of South Africa:
5.875% Sr. Unsec. Nts., 6/22/30			1,480,000	1,471,392
Series 2023, 7.75% Bonds, 2/28/23		ZAR	22,500,000	1,609,439
Series 2030, 8.00% Bonds, 1/31/30		ZAR	77,000,000	5,125,228
Series 2037, 8.50% Bonds, 1/31/37		ZAR	107,000,000	7,075,721
Series 2048, 8.75% Bonds, 2/28/48		ZAR	15,000,000	994,892
Series R186, 10.50% Bonds, 12/21/26		ZAR	86,675,000	6,926,645

		Principal Amount	Value
South Africa (Continued)
Republic of South Africa: (Continued)
Series R214, 6.50% Bonds, 2/28/41	ZAR	25,000,000	$1,296,293
			24,499,610
Sri Lanka—0.4%
Democratic Socialist Republic of Sri Lanka:
5.75% Sr. Unsec. Nts., 4/18/23[1]		1,500,000	1,439,865
5.875% Sr. Unsec. Nts., 7/25/22[1]		1,475,000	1,451,875
6.00% Sr. Unsec. Nts., 1/14/19[1]		1,540,000	1,548,686
6.25% Sr. Unsec. Nts., 10/4/20[1]		465,000	471,952
6.75% Sr. Unsec. Nts., 4/18/28[1]		990,000	936,689
			5,849,067
Thailand—0.4%
Kingdom of Thailand:
1.875% Sr. Unsec. Nts., 6/17/22	THB	65,400,000	1,966,971
2.125% Sr. Unsec. Nts., 12/17/26	THB	150,000,000	4,372,719
			6,339,690
Turkey—0.9%
Republic of Turkey:
8.80% Bonds, 11/14/18	TRY	10,570,000	2,238,778
10.60% Bonds, 2/11/26	TRY	5,000,000	829,370
10.70% Bonds, 2/17/21	TRY	28,445,000	5,294,138
11.00% Bonds, 2/24/27	TRY	9,570,000	1,591,580
12.40% Bonds, 3/8/28	TRY	25,000,000	4,500,582
			14,454,448
Ukraine—0.6%
Ukraine:
7.75% Sr. Unsec. Nts., 9/1/20		985,000	982,355
7.75% Sr. Unsec. Nts., 9/1/23		2,250,000	2,173,005
7.75% Sr. Unsec. Nts., 9/1/24		1,445,000	1,374,406
7.75% Sr. Unsec. Nts., 9/1/25		950,000	894,382
7.75% Sr. Unsec. Nts., 9/1/26		3,240,000	3,013,874
7.75% Sr. Unsec. Nts., 9/1/27		1,645,000	1,515,808
			9,953,830
Uruguay—0.2%
Oriental Republic of Uruguay:
5.10% Sr. Unsec. Nts., 6/18/50		2,860,000	2,822,105
9.875% Sr. Unsec. Nts., 6/20/22[1]	UYU	13,555,000	429,294
			3,251,399
Total Foreign Government Obligations (Cost $293,672,653)			266,827,397

Corporate Loans—0.4%
Albertson’s LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B4, 4.73% [LIBOR12+275], 8/25/21[2]		274,307	272,063
Aleris International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.069% 4/15/23[5,6]		550,000	546,045
American Greetings Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.594% [LIBOR12+450], 4/6/24[2]		590,000	595,162
Clear Channel Communications, Inc., Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche D, 8.844% [LIBOR4+675], 1/30/19[2,7]		800,000	612,300
JC Penney Corp., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.569% [LIBOR4+425], 6/23/23[2]		392,435	375,757
Monitronics International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 7.834% [LIBOR4+550], 9/30/22[2]		274,302	262,602
Murray Energy Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 9.344% [LIBOR4+725], 4/16/20[2]		1,582,981	1,496,827

12        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Principal Amount	Value
Corporate Loans (Continued)
Neiman Marcus Group Ltd. LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.263% [LIBOR12+325], 10/25/20[2]	$1,049,468	$932,715
PetSmart, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.01% [LIBOR12+300], 3/11/22[2]	275,000	228,040
Windstream Services LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B6, 6.09% [LIBOR12+400], 3/29/21[2]	307,652	293,038
Total Corporate Loans (Cost $5,571,792)		5,614,549

Corporate Bonds and Notes—39.5%
Consumer Discretionary—6.0%
Auto Components—0.2%
American Axle & Manufacturing, Inc., 6.25% Sr. Unsec. Nts., 4/1/25	1,100,000	1,095,875
Cooper-Standard Automotive, Inc., 5.625% Sr. Unsec. Nts., 11/15/26[8]	250,000	247,500
Dana Financing Luxembourg Sarl, 6.50% Sr. Unsec. Nts., 6/1/26[1]	705,000	717,337
Goodyear Tire & Rubber Co. (The), 5.00% Sr. Unsec. Nts., 5/31/26	520,000	485,550
Grinding Media, Inc./Moly-Cop AltaSteel Ltd., 7.375% Sr. Sec. Nts., 12/15/23[1]	345,000	360,525
Tenneco, Inc., 5.00% Sr. Unsec. Nts., 7/15/26	360,000	322,380
		3,229,167
Automobiles—0.1%
Harley-Davidson, Inc., 4.625% Sr. Unsec. Nts., 7/28/45	240,000	233,562
Jaguar Land Rover Automotive plc, 4.50% Sr. Unsec. Nts., 10/1/27[1]	690,000	619,275
		852,837
Distributors—0.0%
LKQ Corp., 4.75% Sr. Unsec. Nts., 5/15/23	387,000	387,000
Diversified Consumer Services—0.1%
Cengage Learning, Inc., 9.50% Sr. Unsec. Nts., 6/15/24[1]	140,000	119,000
KCA Deutag UK Finance plc, 9.625% Sr. Sec. Nts., 4/1/23[1]	275,000	279,469
Monitronics International, Inc., 9.125% Sr. Unsec. Nts., 4/1/20	735,000	475,912
Service Corp. International, 4.625% Sr. Unsec. Nts., 12/15/27	510,000	483,021
		1,357,402
Hotels, Restaurants & Leisure—1.7%
1011778 B.C. ULC/New Red Finance, Inc.:
4.25% Sr. Sec. Nts., 5/15/24[1]	785,000	747,713
5.00% Sec. Nts., 10/15/25[1]	1,335,000	1,269,852
Aramark Services, Inc.:
4.75% Sr. Unsec. Nts., 6/1/26	745,000	721,719
5.00% Sr. Unsec. Nts., 2/1/28[1]	815,000	780,362
Boyd Gaming Corp.:
6.00% Sr. Unsec. Nts., 8/15/26[1]	690,000	683,962
6.375% Sr. Unsec. Nts., 4/1/26	235,000	238,525
Caesars Resort Collection LLC/CRC
Finco, Inc., 5.25% Sr. Unsec. Nts., 10/15/25[1]	820,000	777,975
CEC Entertainment, Inc., 8.00% Sr. Unsec. Nts., 2/15/22	670,000	592,950
Downstream Development Authority of the Quapaw Tribe of Oklahoma, 10.50% Sr. Sec. Nts., 2/15/23[1]	330,000	338,250
Eldorado Resorts, Inc., 6.00% Sr. Unsec. Nts., 4/1/25	540,000	543,375

	Principal Amount	Value
Hotels, Restaurants & Leisure (Continued)
Gateway Casinos & Entertainment Ltd., 8.25% Sec. Nts., 3/1/24[1]	$390,000	$412,425
Golden Nugget, Inc.:
6.75% Sr. Unsec. Nts., 10/15/24[1]	1,770,000	1,774,744
8.75% Sr. Sub. Nts., 10/1/25[1]	1,250,000	1,287,137
Hilton Domestic Operating Co., Inc.:
4.25% Sr. Unsec. Nts., 9/1/24	425,000	405,344
5.125% Sr. Unsec. Nts., 5/1/26[1]	550,000	543,125
Hilton Grand Vacations Borrower LLC/
Hilton Grand Vacations Borrower, Inc., 6.125% Sr. Unsec. Nts., 12/1/24	700,000	716,625
International Game Technology plc, 6.25% Sr. Sec. Nts., 2/15/22[1]	1,130,000	1,163,900
IRB Holding Corp., 6.75% Sr. Unsec. Nts., 2/15/26[1]	270,000	258,525
KFC Holding Co./Pizza Hut Holdings LLC/ Taco Bell of America LLC:
4.75% Sr. Unsec. Nts., 6/1/27[1]	435,000	412,162
5.25% Sr. Unsec. Nts., 6/1/26[1]	995,000	982,562
Melco Resorts Finance Ltd., 4.875% Sr. Unsec. Nts., 6/6/25[1]	1,330,000	1,259,779
MGM Growth Properties Operating Partnership LP/MGP Finance Co.-Issuer, Inc., 5.625% Sr. Unsec. Nts., 5/1/24	1,230,000	1,251,525
MGM Resorts International:
5.75% Sr. Unsec. Nts., 6/15/25	780,000	782,925
6.00% Sr. Unsec. Nts., 3/15/23	855,000	882,788
6.625% Sr. Unsec. Nts., 12/15/21	405,000	427,275
Mohegan Gaming & Entertainment, 7.875% Sr. Unsec. Nts., 10/15/24[1]	780,000	738,075
Penn National Gaming, Inc., 5.625% Sr. Unsec. Nts., 1/15/27[1]	990,000	935,550
PF Chang’s China Bistro, Inc., 10.25% Sr. Unsec. Nts., 6/30/20[1]	735,000	665,175
Premier Cruises Ltd., 11.00% Sr. Unsec. Nts., 3/15/08[1,7]	250,000	—
Scientific Games International, Inc.:
5.00% Sr. Sec. Nts., 10/15/25[1]	1,280,000	1,222,400
10.00% Sr. Unsec. Nts., 12/1/22	1,387,000	1,482,356
Silversea Cruise Finance Ltd., 7.25% Sr. Sec. Nts., 2/1/25[1]	110,000	119,361
Six Flags Entertainment Corp., 4.875% Sr. Unsec. Nts., 7/31/24[1]	500,000	487,100
Sugarhouse HSP Gaming Prop Mezz LP/ Sugarhouse HSP Gaming Finance Corp., 5.875% Sr. Sec. Nts., 5/15/25[1]	550,000	518,375
Viking Cruises Ltd., 5.875% Sr. Unsec. Nts., 9/15/27[1]	560,000	530,600
Wyndham Hotels & Resorts, Inc., 5.375% Sr. Unsec. Nts., 4/15/26[1]	275,000	274,313
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.:
5.25% Sr. Unsec. Nts., 5/15/27[1]	390,000	365,138
5.50% Sr. Unsec. Nts., 3/1/25[1]	275,000	270,875
Wynn Macau Ltd.:
4.875% Sr. Unsec. Nts., 10/1/24[1]	135,000	129,222
5.50% Sr. Unsec. Nts., 10/1/27[1]	135,000	129,263
		27,123,327
Household Durables—0.8%
Arcelik AS, 5.00% Sr. Unsec. Nts., 4/3/23[1]	495,000	468,275
AV Homes, Inc., 6.625% Sr. Unsec. Nts., 5/15/22	1,310,000	1,354,212
Beazer Homes USA, Inc.:
5.875% Sr. Unsec. Nts., 10/15/27	935,000	819,079
6.75% Sr. Unsec. Nts., 3/15/25	1,680,000	1,612,800
7.25% Sr. Unsec. Nts., 2/1/23	43,000	44,182

13        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Household Durables (Continued)
KB Home, 7.625% Sr. Unsec. Nts., 5/15/23	$670,000	$721,925
Lennar Corp.:
4.50% Sr. Unsec. Nts., 4/30/24	95,000	91,799
4.75% Sr. Unsec. Nts., 5/30/25	840,000	815,850
M/I Homes, Inc., 5.625% Sr. Unsec. Nts., 8/1/25	795,000	747,300
MDC Holdings, Inc., 6.00% Sr. Unsec. Nts., 1/15/43	800,000	700,320
Newell Brands, Inc., 5.00% Sr. Unsec. Nts., 11/15/23	311,000	318,025
PulteGroup, Inc.:
5.00% Sr. Unsec. Nts., 1/15/27	525,000	500,719
5.50% Sr. Unsec. Nts., 3/1/26	740,000	735,375
Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc., 5.875% Sr. Unsec. Nts., 4/15/23[8]	1,160,000	1,160,000
Toll Brothers Finance Corp.:
4.375% Sr. Unsec. Nts., 4/15/23	180,000	177,075
4.875% Sr. Unsec. Nts., 3/15/27	375,000	351,563
William Lyon Homes, Inc.:
5.875% Sr. Unsec. Nts., 1/31/25	1,020,000	967,725
6.00% Sr. Unsec. Nts., 9/1/23[1]	550,000	545,716
		12,131,940
Internet & Catalog Retail—0.1%
Netflix, Inc., 5.875% Sr. Unsec. Nts., 11/15/28[1]	275,000	279,042
QVC, Inc., 4.45% Sr. Sec. Nts., 2/15/25	1,199,000	1,160,112
		1,439,154
Media—2.3%
Altice Financing SA:
6.625% Sr. Sec. Nts., 2/15/23[1]	205,000	202,540
7.50% Sr. Sec. Nts., 5/15/26[1]	480,000	465,456
Altice Finco SA, 8.125% Sec. Nts., 1/15/24[1]	695,000	695,000
Altice France SA:
6.00% Sr. Sec. Nts., 5/15/22[1]	390,000	392,925
7.375% Sr. Sec. Nts., 5/1/26[1]	580,000	569,241
Altice Luxembourg SA, 7.75% Sr. Unsec. Nts., 5/15/22[1]	205,000	199,106
Altice US Finance I Corp., 5.50% Sr. Sec. Nts., 5/15/26[1]	205,000	198,337
AMC Entertainment Holdings, Inc.:
5.75% Sr. Sub. Nts., 6/15/25	705,000	693,544
5.875% Sr. Sub. Nts., 11/15/26	760,000	733,400
6.125% Sr. Sub. Nts., 5/15/27	520,000	507,000
AMC Networks, Inc.:
4.75% Sr. Unsec. Nts., 8/1/25	530,000	510,793
5.00% Sr. Unsec. Nts., 4/1/24	275,000	271,562
Belo Corp., 7.75% Sr. Unsec. Nts., 6/1/27	1,362,000	1,443,720
Block Communications, Inc., 6.875% Sr. Unsec. Nts., 2/15/25[1]	460,000	461,150
CCO Holdings LLC/CCO Holdings Capital Corp.:
4.00% Sr. Unsec. Nts., 3/1/23[1]	265,000	249,762
5.00% Sr. Unsec. Nts., 2/1/28[1]	840,000	772,800
5.125% Sr. Unsec. Nts., 5/1/27[1]	1,040,000	973,700
5.375% Sr. Unsec. Nts., 5/1/25[1]	205,000	198,850
5.75% Sr. Unsec. Nts., 2/15/26[1]	1,315,000	1,295,275
5.875% Sr. Unsec. Nts., 4/1/24[1]	325,000	327,437
5.875% Sr. Unsec. Nts., 5/1/27[1]	205,000	200,644
Cinemark USA, Inc., 4.875% Sr. Unsec. Nts., 6/1/23	495,000	487,513
Clear Channel International BV, 8.75% Sr. Unsec. Nts., 12/15/20[1]	265,000	275,269

	Principal Amount	Value
Media (Continued)
Clear Channel Worldwide Holdings, Inc.:
6.50% Sr. Unsec. Nts., Series B, 11/15/22	$1,465,000	$1,501,625
7.625% Sr. Sub. Nts., Series B, 3/15/20	1,505,000	1,501,674
CSC Holdings LLC:
5.25% Sr. Unsec. Nts., 6/1/24	715,000	677,462
5.50% Sr. Unsec. Nts., 4/15/27[1]	750,000	718,125
10.875% Sr. Unsec. Nts., 10/15/25[1]	722,000	834,127
DISH DBS Corp.:
5.875% Sr. Unsec. Nts., 11/15/24	2,280,000	1,938,000
7.75% Sr. Unsec. Nts., 7/1/26	250,000	220,000
Gray Television, Inc.:
5.125% Sr. Unsec. Nts., 10/15/24[1]	760,000	727,700
5.875% Sr. Unsec. Nts., 7/15/26[1]	1,770,000	1,688,138
iHeartCommunications, Inc., 9.00% Sr. Sec. Nts., 12/15/19	1,455,000	1,109,437
Lions Gate Capital Holdings LLC, 5.875% Sr. Unsec. Nts., 11/1/24[1]	1,215,000	1,235,886
Live Nation Entertainment, Inc., 5.625% Sr. Unsec. Nts., 3/15/26[1]	550,000	547,250
MDC Partners, Inc., 6.50% Sr. Unsec. Nts., 5/1/24[1]	255,000	222,488
Meredith Corp., 6.875% Sr. Unsec. Nts., 2/1/26[1]	250,000	247,188
Nexstar Broadcasting, Inc., 5.625% Sr. Unsec. Nts., 8/1/24[1]	1,095,000	1,058,044
Salem Media Group, Inc., 6.75% Sr. Sec. Nts., 6/1/24[1]	775,000	707,188
Sinclair Television Group, Inc., 5.625% Sr. Unsec. Nts., 8/1/24[1]	995,000	990,025
Sirius XM Radio, Inc., 5.375% Sr. Unsec. Nts., 7/15/26[1]	665,000	641,725
TEGNA, Inc., 5.50% Sr. Unsec. Nts., 9/15/24[1]	650,000	652,437
Time Warner Cable LLC, 4.50% Sr. Unsec. Unsub. Nts., 9/15/42	648,000	533,863
Townsquare Media, Inc., 6.50% Sr. Unsec. Nts., 4/1/23[1]	265,000	239,494
Tribune Media Co., 5.875% Sr. Unsec. Nts., 7/15/22	725,000	735,331
Univision Communications, Inc.:
5.125% Sr. Sec. Nts., 5/15/23[1]	245,000	235,812
5.125% Sr. Sec. Nts., 2/15/25[1]	1,730,000	1,602,413
UPCB Finance IV Ltd., 5.375% Sr. Sec. Nts., 1/15/25[1]	135,000	128,939
Virgin Media Secured Finance plc:
5.25% Sr. Sec. Nts., 1/15/26[1]	876,000	813,585
5.50% Sr. Sec. Nts., 8/15/26[1]	705,000	661,713
Ziggo BV, 5.50% Sr. Sec. Nts., 1/15/27[1]	1,590,000	1,489,194
		35,783,887
Multiline Retail—0.1%
JC Penney Corp., Inc.:
5.875% Sr. Sec. Nts., 7/1/23[1]	525,000	494,156
7.40% Sr. Unsec. Nts., 4/1/37	270,000	157,950
8.625% Sec. Nts., 3/15/25[1]	580,000	493,000
Neiman Marcus Group Ltd. LLC, 8.00% Sr. Unsec. Nts., 10/15/21[1]	140,000	93,275
		1,238,381

Specialty Retail—0.6%
Claire’s Stores, Inc., 9.00% Sr. Sec. Nts., 3/15/19[1,7]	405,000	257,175
Freedom Mortgage Corp.:
8.125% Sr. Unsec. Nts., 11/15/24[1]	400,000	389,000
8.25% Sr. Unsec. Nts., 4/15/25[1]	825,000	814,687
GameStop Corp.:
5.50% Sr. Unsec. Nts., 10/1/19[1]	685,000	689,281
6.75% Sr. Unsec. Nts., 3/15/21[1]	1,425,000	1,449,938

14        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Principal Amount	Value
Specialty Retail (Continued)
L Brands, Inc.:
5.25% Sr. Unsec. Nts., 2/1/28	$270,000	$240,300
5.625% Sr. Unsec. Nts., 2/15/22	867,000	884,340
6.875% Sr. Unsec. Nts., 11/1/35	2,060,000	1,843,700
Lithia Motors, Inc., 5.25% Sr. Unsec. Nts., 8/1/25[1]	530,000	518,075
PetSmart, Inc., 5.875% Sr. Sec. Nts., 6/1/25[1]	415,000	320,588
Sally Holdings LLC/Sally Capital, Inc.,
5.625% Sr. Unsec. Nts., 12/1/25	475,000	440,563
Signet UK Finance plc, 4.70% Sr. Unsec. Nts., 6/15/24	927,000	871,816
Sonic Automotive, Inc., 6.125% Sr. Sub. Nts., 3/15/27	650,000	617,500
		9,336,963
Textiles, Apparel & Luxury Goods—0.0%
Hanesbrands, Inc.:
4.625% Sr. Unsec. Nts., 5/15/24[1]	380,000	372,400
4.875% Sr. Unsec. Nts., 5/15/26[1]	495,000	480,150
		852,550
Consumer Staples—1.2%
Beverages—0.0%
Coca-Cola Icecek AS, 4.215% Sr. Unsec. Nts., 9/19/24[1]	495,000	463,556
Food & Staples Retailing—0.5%
Albertsons Cos, Inc., 6.085% [US0003M+375] Sr. Sec. Nts., 1/15/24[1,2]	825,000	829,125
Albertsons Cos. LLC/Safeway, Inc./ New Albertson’s, Inc./Albertson’s LLC, 6.625% Sr. Unsec. Nts., 6/15/24	745,000	705,888
Fresh Market, Inc. (The), 9.75% Sr. Sec. Nts., 5/1/23[1]	820,000	524,800
Ingles Markets, Inc., 5.75% Sr. Unsec. Nts., 6/15/23	688,000	681,120
New Albertsons LP, 7.45% Sr. Unsec. Nts., 8/1/29	740,000	603,100
Performance Food Group, Inc., 5.50% Sr. Unsec. Nts., 6/1/24[1]	495,000	490,050
Rite Aid Corp., 6.125% Sr. Unsec. Nts., 4/1/23[1]	1,345,000	1,365,511
Simmons Foods, Inc., 5.75% Sec. Nts., 11/1/24[1]	1,870,000	1,631,575
SUPERVALU, Inc., 7.75% Sr. Unsec. Nts., 11/15/22	630,000	650,475
		7,481,644
Food Products—0.6%
Adecoagro SA, 6.00% Sr. Unsec. Nts., 9/21/27[1]	210,000	174,268
B&G Foods, Inc., 5.25% Sr. Unsec. Nts., 4/1/25	260,000	245,700
BRF SA, 3.95% Sr. Unsec. Nts., 5/22/23[1]	495,000	435,352
Bunge Ltd. Finance Corp., 3.25% Sr. Unsec. Nts., 8/15/26	590,000	539,260
Dean Foods Co., 6.50% Sr. Unsec. Nts., 3/15/23[1]	1,250,000	1,210,937
JBS USA LUX SA/JBS USA Finance, Inc.:
5.75% Sr. Unsec. Nts., 6/15/25[1]	1,315,000	1,229,525
6.75% Sr. Unsec. Nts., 2/15/28[1]	1,360,000	1,286,492
MHP Lux SA, 6.95% Sr. Unsec. Nts., 4/3/26[1]	535,000	502,079
Minerva Luxembourg SA, 6.50% Sr. Unsec. Nts., 9/20/26[1]	500,000	460,000
Pilgrim’s Pride Corp.:
5.75% Sr. Unsec. Nts., 3/15/25[1]	860,000	827,750
5.875% Sr. Unsec. Nts., 9/30/27[1]	265,000	246,450
Post Holdings, Inc.:
5.00% Sr. Unsec. Nts., 8/15/26[1]	325,000	303,875

	Principal Amount	Value
Food Products (Continued)
Post Holdings, Inc.: (Continued)
5.75% Sr. Unsec. Nts., 3/1/27[1]	$795,000	$769,163
TreeHouse Foods, Inc., 6.00% Sr. Unsec. Nts., 2/15/24[1]	565,000	579,973
		8,810,824
Household Products—0.0%
Kronos Acquisition Holdings, Inc., 9.00% Sr. Unsec. Nts., 8/15/23[1]	645,000	582,113
Spectrum Brands, Inc., 6.125% Sr. Unsec. Nts., 12/15/24	280,000	284,200
		866,313
Personal Products—0.1%
Avon International Operations, Inc., 7.875% Sr. Sec. Nts., 8/15/22[1]	1,045,000	1,041,029
Energy—7.5%
Energy Equipment & Services—1.0%
Bristow Group, Inc.:
6.25% Sr. Unsec. Nts., 10/15/22	135,000	105,637
8.75% Sr. Sec. Nts., 3/1/23[1]	455,000	445,900
Calfrac Holdings LP, 8.50% Sr. Unsec. Nts., 6/15/26[1]	830,000	835,187
CGG Holding US, Inc., 9.00% Sr. Sec. Nts., 5/1/23[1]	140,000	145,075
Ensco plc:
5.20% Sr. Unsec. Nts., 3/15/25	685,000	571,119
7.75% Sr. Unsec. Nts., 2/1/26	135,000	128,041
Eterna Capital Pte Ltd.:
7.50% Sr. Sec. Nts., 12/11/22[9]	1,025,000	1,017,225
8.00% Sr. Sec. Nts., 12/11/22[9]	2,122,866	2,037,130
Exterran Energy Solutions LP/EES Finance Corp., 8.125% Sr. Unsec. Nts., 5/1/25	260,000	274,950
KCA Deutag UK Finance plc, 7.25% Sr. Sec. Nts., 5/15/21[1]	200,000	194,500
McDermott Technology Americas, Inc./McDermott Technology US, Inc., 10.625% Sr. Unsec. Nts., 5/1/24[1]	415,000	433,675
Nabors Industries, Inc., 5.75% Sr. Unsec. Nts., 2/1/25[1]	480,000	454,800
Noble Holding International Ltd., 7.875% Sr. Unsec. Nts., 2/1/26[1]	540,000	556,875
Parker Drilling Co.:
6.75% Sr. Unsec. Nts., 7/15/22	685,000	503,475
7.50% Sr. Unsec. Nts., 8/1/20	140,000	117,600
Pioneer Energy Services Corp., 6.125% Sr. Unsec. Nts., 3/15/22	1,655,000	1,580,525
Precision Drilling Corp., 7.125% Sr. Unsec. Nts., 1/15/26[1]	330,000	339,735
Rowan Cos., Inc., 7.375% Sr. Unsec.
Nts., 6/15/25	610,000	593,225
SESI LLC, 7.75% Sr. Unsec. Nts., 9/15/24	435,000	448,594
Shelf Drilling Holdings Ltd., 8.25% Sr. Unsec. Nts., 2/15/25[1]	270,000	273,037
Tervita Escrow Corp., 7.625% Sr. Sec. Nts., 12/1/21[1]	275,000	281,875
Transocean, Inc.:
7.50% Sr. Unsec. Nts., 1/15/26[1]	265,000	269,803
9.00% Sr. Unsec. Nts., 7/15/23[1]	1,105,000	1,193,400
Trinidad Drilling Ltd., 6.625% Sr. Unsec. Nts., 2/15/25[1]	385,000	372,487
Unit Corp., 6.625% Sr. Sub. Nts., 5/15/21	135,000	135,338
Weatherford International Ltd., 9.875% Sr. Unsec. Nts., 2/15/24	1,382,000	1,402,288
		14,711,496

15        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Oil, Gas & Consumable Fuels—6.5%
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp., 7.875% Sr. Unsec. Nts., 12/15/24	$265,000	$282,225
Anadarko Petroleum Corp., 4.50% Sr. Unsec. Nts., 7/15/44	213,000	198,939
Andeavor Logistics LP/Tesoro Logistics Finance Corp., 5.25% Sr. Unsec. Nts., 1/15/25	324,000	332,466
Ardagh Packaging Finance plc/Ardagh Holdings USA, Inc., 6.00% Sr. Unsec. Nts., 2/15/25[1]	1,150,000	1,122,687
Ascent Resources Utica Holdings LLC/ARU Finance Corp., 10.00% Sr. Unsec. Nts., 4/1/22[1]	425,000	469,625
Baytex Energy Corp., 5.625% Sr. Unsec. Nts., 6/1/24[1]	875,000	824,687
Berry Petroleum Co. LLC, 7.00% Sr. Unsec. Nts., 2/15/26[1]	135,000	138,375
Blue Racer Midstream LLC/Blue Racer Finance Corp., 6.625% Sr. Unsec. Nts., 7/15/26[1]	550,000	545,710
California Resources Corp., 8.00% Sec. Nts., 12/15/22[1]	658,000	600,425
Calumet Specialty Products Partners LP/Calumet Finance Corp.:
6.50% Sr. Unsec. Nts., 4/15/21	415,000	415,000
7.625% Sr. Unsec. Nts., 1/15/22	1,075,000	1,080,375
Centennial Resource Production LLC, 5.375% Sr. Unsec. Nts., 1/15/26[1]	430,000	419,250
Cheniere Corpus Christi Holdings LLC:
5.125% Sr. Sec. Nts., 6/30/27	525,000	522,375
7.00% Sr. Sec. Nts., 6/30/24	940,000	1,028,125
Chesapeake Energy Corp.:
6.125% Sr. Unsec. Nts., 2/15/21	493,000	501,627
8.00% Sec. Nts., 12/15/22[1]	249,000	262,309
8.00% Sr. Unsec. Nts., 1/15/25	265,000	270,552
8.00% Sr. Unsec. Nts., 6/15/27	550,000	561,000
Citadel LP, 5.375% Sr. Unsec. Nts., 1/17/23[1]	280,000	278,983
CITGO Petroleum Corp., 6.25% Sr. Sec. Nts., 8/15/22[1]	70,000	70,021
Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp., 12.00% Sec. Nts., 11/1/21	680,000	705,500
CNX Resources Corp.:
5.875% Sr. Unsec. Nts., 4/15/22	195,000	196,500
8.00% Sr. Unsec. Nts., 4/1/23	165,000	175,469
Crestwood Midstream Partners LP/ Crestwood Midstream Finance Corp., 5.75% Sr. Unsec. Nts., 4/1/25	265,000	265,662
CrownRock LP/CrownRock Finance, Inc., 5.625% Sr. Unsec. Nts., 10/15/25[1]	1,080,000	1,044,900
CVR Refining LLC/Coffeyville Finance, Inc., 6.50% Sr. Unsec. Nts., 11/1/22	1,155,000	1,183,875
DCP Midstream Operating LP, 2.70% Sr. Unsec. Nts., 4/1/19	345,000	342,412
Denbury Resources, Inc.:
9.00% Sec. Nts., 5/15/21[1]	555,000	589,521
9.25% Sec. Nts., 3/31/22[1]	611,000	649,187
Endeavor Energy Resources LP/EER Finance, Inc.:
5.50% Sr. Unsec. Nts., 1/30/26[1]	340,000	330,650
5.75% Sr. Unsec. Nts., 1/30/28[1]	275,000	269,156
Energy Transfer Equity LP, 5.875% Sr. Sec. Nts., 1/15/24	565,000	580,537
Energy Transfer Partners LP, 6.625% [US0003M+415.5] Jr. Sub. Perpetual Bonds[2,10]	684,000	625,432

	Principal Amount	Value
Oil, Gas & Consumable Fuels (Continued)
Enviva Partners LP/Enviva Partners Finance Corp., 8.50% Sr. Unsec. Nts., 11/1/21	$1,090,000	$1,137,687
EP Energy LLC/Everest Acquisition Finance, Inc.:
7.75% Sr. Sec. Nts., 5/15/26[1]	415,000	425,375
8.00% Sr. Sec. Nts., 11/29/24[1]	275,000	279,125
8.00% Sec. Nts., 2/15/25[1]	1,692,000	1,319,760
9.375% Sec. Nts., 5/1/24[1]	1,572,000	1,296,900
Extraction Oil & Gas, Inc., 7.375% Sr. Unsec. Nts., 5/15/24[1]	265,000	278,912
Foresight Energy LLC/Foresight Energy Finance Corp., 11.50% Sec. Nts., 4/1/23[1]	690,000	614,100
Frontera Energy Corp., 9.70% Sr. Unsec. Nts., 6/25/23[1]	470,000	467,650
Genesis Energy LP/Genesis Energy Finance Corp.:
6.00% Sr. Unsec. Nts., 5/15/23	725,000	715,031
6.25% Sr. Unsec. Nts., 5/15/26	1,095,000	1,034,775
6.50% Sr. Unsec. Nts., 10/1/25	795,000	767,175
Gulfport Energy Corp.:
6.00% Sr. Unsec. Nts., 10/15/24	275,000	266,062
6.375% Sr. Unsec. Nts., 5/15/25	275,000	268,469
Halcon Resources Corp., 6.75% Sr. Unsec. Nts., 2/15/25	530,000	498,200
Hess Infrastructure Partners LP/Hess Infrastructure Partners Finance Corp., 5.625% Sr. Unsec. Nts., 2/15/26[1]	275,000	275,687
HighPoint Operating Corp., 8.75% Sr. Unsec. Nts., 6/15/25	188,000	202,100
Hilcorp Energy I LP/Hilcorp Finance Co., 5.75% Sr. Unsec. Nts., 10/1/25[1]	165,000	165,412
Holly Energy Partners LP/Holly Energy Finance Corp., 6.00% Sr. Unsec. Nts., 8/1/24[1]	265,000	268,975
Indigo Natural Resources LLC, 6.875% Sr. Unsec. Nts., 2/15/26[1]	815,000	792,588
Indika Energy Capital III Pte Ltd., 5.875% Sr. Sec. Nts., 11/9/24[1]	760,000	678,243
Jones Energy Holdings LLC/Jones Energy Finance Corp.:
6.75% Sr. Unsec. Nts., 4/1/22	818,000	511,250
9.25% Sr. Sec. Nts., 3/15/23[1]	410,000	412,050
KazMunayGas National Co. JSC:
4.75% Sr. Unsec. Nts., 4/24/25[1]	3,305,000	3,314,089
4.75% Sr. Unsec. Nts., 4/19/27[1]	5,650,000	5,530,288
5.375% Sr. Unsec. Nts., 4/24/30[1]	1,990,000	2,001,224
6.375% Sr. Unsec. Nts., 10/24/48[1]	4,040,000	4,089,995
KazTransGas JSC, 4.375% Sr. Unsec. Nts., 9/26/27[1]	1,255,000	1,170,288
Laredo Petroleum, Inc., 6.25% Sr. Unsec. Nts., 3/15/23	165,000	166,031
LBC Tank Terminals Holding Netherlands BV, 6.875% Sr. Unsec. Nts., 5/15/23[8]	475,000	482,125
Medco Platinum Road Pte Ltd., 6.75% Sr. Sec. Nts., 1/30/25[1]	2,225,000	1,962,225
MEG Energy Corp.:
6.50% Sec. Nts., 1/15/25[1]	520,000	520,650
7.00% Sr. Unsec. Nts., 3/31/24[1]	615,000	577,331
Moss Creek Resources Holdings, Inc., 7.50% Sr. Unsec. Nts., 1/15/26[1]	575,000	564,023
Murphy Oil Corp., 6.875% Sr. Unsec. Nts., 8/15/24	390,000	410,475
Murray Energy Corp., 12.00% Sec. Nts., 4/15/24	2,397,000	2,025,465
Newfield Exploration Co., 5.625% Sr. Unsec. Nts., 7/1/24	290,000	307,038

16        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Principal Amount		Value
Oil, Gas & Consumable Fuels (Continued)
NGL Energy Partners LP/NGL Energy Finance Corp.:
6.125% Sr. Unsec. Nts., 3/1/25		$1,295,000	$1,230,250
7.50% Sr. Unsec. Nts., 11/1/23		735,000	745,106
NuStar Logistics LP, 5.625% Sr. Unsec. Nts., 4/28/27		330,000	320,513
Oasis Petroleum, Inc.:
6.25% Sr. Unsec. Nts., 5/1/26[1]		275,000	278,094
6.875% Sr. Unsec. Nts., 1/15/23		355,000	361,656
Parkland Fuel Corp., 6.00% Sr. Unsec. Nts., 4/1/26[1]		275,000	271,563
Parsley Energy LLC/Parsley Finance Corp., 5.625% Sr. Unsec. Nts., 10/15/27[1]		400,000	398,000
PBF Holding Co. LLC/PBF Finance Corp.:
7.00% Sr. Sec. Nts., 11/15/23		635,000	660,400
7.25% Sr. Unsec. Nts., 6/15/25		595,000	626,981
PBF Logistics LP/PBF Logistics Finance Corp., 6.875% Sr. Unsec. Nts., 5/15/23		430,000	435,913
PDC Energy, Inc., 5.75% Sr. Unsec. Nts., 5/15/26[1]		535,000	535,669
Peabody Energy Corp.:
6.00% Sr. Sec. Nts., 11/15/18[7,11,13]		1,110,000	1
6.375% Sr. Sec. Nts., 3/31/25[1]		275,000	283,594
10.00% Sr. Sec. Nts., 3/15/22[7,11,13]		2,075,000	2
Petrobras Global Finance BV:
5.299% Sr. Unsec. Nts., 1/27/25[1]		1,575,000	1,457,269
5.75% Sr. Unsec. Nts., 2/1/29		990,000	871,824
5.999% Sr. Unsec. Nts., 1/27/28[1]		1,407,000	1,275,797
7.25% Sr. Unsec. Nts., 3/17/44		495,000	459,731
7.375% Sr. Unsec. Nts., 1/17/27		5,530,000	5,536,913
Petroleos Mexicanos:
3.75% Sr. Unsec. Nts., 2/21/24	EUR	505,000	599,517
3.75% Sr. Unsec. Nts., 4/16/26	EUR	1,045,000	1,201,417
5.35% Sr. Unsec. Nts., 2/12/28[1]		8,340,000	7,914,660
6.50% Sr. Unsec. Nts., 3/13/27		730,000	747,703
6.75% Sr. Unsec. Nts., 9/21/47		790,000	752,870
Puma International Financing SA, 5.00% Sr. Unsec. Nts., 1/24/26[1]		1,170,000	1,076,638
QEP Resources, Inc., 5.625% Sr. Unsec. Nts., 3/1/26		665,000	637,569
Reliance Industries Ltd., 7.00% Unsec. Nts., 8/31/22	INR	210,000,000	2,928,540
Repsol International Finance BV, 4.50% [EUSA10+420] Jr. Sub. Nts., 3/25/75[2]	EUR	1,410,000	1,723,945
Resolute Energy Corp., 8.50% Sr. Unsec. Nts., 5/1/20		2,150,000	2,150,000
Saka Energi Indonesia PT, 4.45% Sr. Unsec. Nts., 5/5/24[1]		650,000	609,738
Sanchez Energy Corp.:
6.125% Sr. Unsec. Nts., 1/15/23		1,600,000	1,092,000
7.25% Sr. Sec. Nts., 2/15/23[1]		275,000	273,281
7.75% Sr. Unsec. Nts., 6/15/21		405,000	347,288
SemGroup Corp./Rose Rock Finance Corp.:
5.625% Sr. Unsec. Nts., 7/15/22		165,000	160,875
5.625% Sr. Unsec. Nts., 11/15/23		545,000	516,388
SM Energy Co., 6.75% Sr. Unsec. Nts., 9/15/26		170,000	171,275
Southwestern Energy Co.:
6.70% Sr. Unsec. Nts., 1/23/25		205,000	201,413
7.50% Sr. Unsec. Nts., 4/1/26		265,000	275,600
SRC Energy, Inc., 6.25% Sr. Unsec. Nts., 12/1/25[1]		305,000	306,144
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 5.75% Sr. Unsec. Nts., 4/15/25		780,000	744,900
Sunoco Logistics Partners Operations LP, 4.00% Sr. Unsec. Nts., 10/1/27		516,000	482,928

	Principal Amount	Value
Oil, Gas & Consumable Fuels (Continued)
Sunoco LP/Sunoco Finance Corp.:
4.875% Sr. Unsec. Nts., 1/15/23[1]	$335,000	$322,438
5.50% Sr. Unsec. Nts., 2/15/26[1]	180,000	171,000
5.875% Sr. Unsec. Nts., 3/15/28[1]	404,000	381,913
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.:
5.50% Sr. Unsec. Nts., 9/15/24[1]	555,000	568,875
5.50% Sr. Unsec. Nts., 1/15/28[1]	880,000	871,200
Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
5.00% Sr. Unsec. Nts., 1/15/28[1]	800,000	746,000
5.875% Sr. Unsec. Nts., 4/15/26[1]	550,000	554,813
Topaz Marine SA, 9.125% Sr. Unsec. Nts., 7/26/22[1]	530,000	537,160
TransMontaigne Partners LP/TLP Finance Corp., 6.125% Sr. Unsec. Nts., 2/15/26	135,000	137,025
Transportadora de Gas del Sur SA, 6.75% Sr. Unsec. Nts., 5/2/25[1]	475,000	437,000
Ultra Resources, Inc.:
6.875% Sr. Unsec. Nts., 4/15/22[1]	390,000	297,375
7.125% Sr. Unsec. Nts., 4/15/25[1]	520,000	367,900
USA Compression Partners LP/USA Compression Finance Corp., 6.875% Sr. Unsec. Nts., 4/1/26[1]	415,000	431,081
Whiting Petroleum Corp., 6.625% Sr. Unsec. Nts., 1/15/26[1]	550,000	567,875
WildHorse Resource Development Corp., 6.875% Sr. Unsec. Nts., 2/1/25[1]	275,000	281,875
WPX Energy, Inc.:
5.75% Sr. Unsec. Nts., 6/1/26	275,000	276,031
8.25% Sr. Unsec. Nts., 8/1/23	415,000	472,063
YPF SA, 8.50% Sr. Unsec. Nts., 7/28/25[1]	1,000,000	955,950
		101,721,869
Financials—10.0%
Capital Markets—1.3%
Charles Schwab Corp. (The), 5.00% [US0003M+257.5] Jr. Sub. Perpetual Bonds[2,10]	1,343,000	1,287,601
Credit Suisse Group AG: 7.125% [USSW5+510.8] Jr. Sub. Perpetual Bonds[2,10]	1,260,000	1,284,570
7.50% [USSW5+459.8] Jr. Sub. Perpetual Bonds[2,10]	2,825,000	2,923,607
Diamond Resorts International, Inc.:
7.75% Sr. Sec. Nts., 9/1/23[1]	265,000	276,925
10.75% Sr. Unsec. Nts., 9/1/24[8]	590,000	635,548
E*TRADE Financial Corp., 5.875% [US0003M+443.5] Jr. Sub. Perpetual Bonds[2,10]	1,258,000	1,283,160
Flex Acquisition Co., Inc., 6.875% Sr. Unsec. Nts., 1/15/25[1]	1,530,000	1,480,275
Goldman Sachs Group, Inc. (The):
3.814% [US0003M+115.8] Sr. Unsec. Nts., 4/23/29[2]	749,000	712,407
5.00% [US0003M+287.4] Jr. Sub. Perpetual Bonds[2,10]	681,000	640,549
5.375% [US0003M+392.2] Jr. Sub. Perpetual Bonds[2,10]	645,000	655,481
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 6.375% Sr. Unsec. Nts., 12/15/25	545,000	547,044
Koks OAO Via Koks Finance DAC, 7.50% Sr. Unsec. Nts., 5/4/22[1]	705,000	704,801
Macquarie Bank Ltd. (London), 6.125% [USSW5+370.3] Jr. Sub. Perpetual Bonds[1,2,10]	1,268,000	1,141,200
MSCI, Inc., 5.375% Sr. Unsec. Nts., 5/15/27[1]	275,000	275,687

17        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount		Value
Capital Markets (Continued)
Pisces Midco, Inc., 8.00% Sec. Nts., 4/15/26[1]		$135,000	$130,518
Prime Security Services Borrower LLC/ Prime Finance, Inc., 9.25% Sec. Nts., 5/15/23[1]		867,000	927,690
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp., 6.125% Sr. Sec. Nts., 8/15/21[1]		375,000	372,187
Staples, Inc., 8.50% Sr. Unsec. Nts., 9/15/25[1]		1,860,000	1,739,100
Tempo Acquisition LLC/Tempo Acquisition Finance Corp., 6.75% Sr. Unsec. Nts., 6/1/25[1]		805,000	774,813
TerraForm Power Operating LLC:
4.25% Sr. Unsec. Nts., 1/31/23[1]		670,000	648,225
5.00% Sr. Unsec. Nts., 1/31/28[1]		195,000	185,494
Trident Merger Sub, Inc., 6.625% Sr. Unsec. Nts., 11/1/25[1]		805,000	786,888
UBS Group Funding Switzerland AG, 7.125% [USSW5+588.3] Jr. Sub. Perpetual Bonds[2,10]		1,220,000	1,259,679
			20,673,449
Commercial Banks—4.7%
Astana Finance JSC, 9.16% Sr. Unsec. Nts., 3/14/12[7,13]		315,159	—
Australia & New Zealand Banking Group Ltd. (United Kingdom), 6.75% [USISDA05+516.8] Jr. Sub. Perpetual Bonds[1,2,10]		105,000	106,969
Banca Monte dei Paschi di Siena SpA, 5.375% [EUSA5+500.5] Sub. Nts., 1/18/28[2]	EUR	2,825,000	2,694,338
Banco Bilbao Vizcaya Argentaria SA:
6.125% [USSW5+387] Jr. Sub. Perpetual Bonds[2,10]		1,290,000	1,141,650
8.875% [EUSA5+917.7] Jr. Sub. Perpetual Bonds[2,10]	EUR	1,410,000	1,848,372
Banco do Brasil SA (Cayman):
3.875% Sr. Unsec. Nts., 10/10/22		4,685,000	4,386,331
4.875% Sr. Unsec. Nts., 4/19/23[1]		2,870,000	2,750,895
Banco Mercantil del Norte SA (Grand Cayman):
6.875% [H15T5Y+503.5] Jr. Sub. Perpetual Bonds[1,2,10]		404,000	400,905
7.625% [H15T10Y+535.3] Jr. Sub. Perpetual Bonds[1,2,10]		395,000	391,544
Banco Santander SA:
6.375% [USSW5+478.8] Jr. Sub. Perpetual Bonds[2,10]		1,290,000	1,296,174
6.75% [EUSA5+680.3] Jr. Sub. Perpetual Bonds[2,10]	EUR	4,235,000	5,322,738
Bank of America Corp.:
3.366% [US0003M+81] Sr. Unsec. Nts., 1/23/26[2]		749,000	721,122
6.30% [US0003M+455.3] Jr. Sub. Perpetual Bonds[2,10]		1,478,000	1,566,384
7.75% Jr. Sub. Nts., 5/14/38		623,000	846,113
5.989% [US0003M+363] Jr. Sub. Perpetual Bonds, Series K2,10		316,000	317,737
Barclays plc:
6.50% [EUSA5+587.5] Jr. Sub. Perpetual Bonds[2,10]	EUR	2,825,000	3,402,575
7.875% [USSW5+677.2] Jr. Sub. Perpetual Bonds[2,10]		1,225,000	1,268,673
8.00% [EUSA5+675] Jr. Sub. Perpetual Bonds[2,10]	EUR	2,825,000	3,661,912
BBVA Bancomer SA, 5.35% [H15T5Y+300] Sub. Nts., 11/12/29[1,2]		520,000	484,900

	Principal Amount		Value
Commercial Banks (Continued)
BNP Paribas SA:
6.75% [USSW5+491.6] Jr. Sub. Perpetual Bonds[1,2,10]		$2,825,000	$2,810,875
7.625% [USSW5+631.4] Jr. Sub. Perpetual Bonds[1,2,10]		1,210,000	1,265,963
CIT Group, Inc.:
4.125% Sr. Unsec. Nts., 3/9/21		460,000	458,275
5.00% Sr. Unsec. Nts., 8/15/22		140,000	141,925
5.25% Sr. Unsec. Nts., 3/7/25		285,000	287,850
5.80% [US0003M+397.2] Jr. Sub. Perpetual Bonds[2,10]		1,308,000	1,294,920
Citigroup, Inc., 6.125% [US0003M+447.8] Jr. Sub. Perpetual Bonds[2,10]		947,000	989,615
Citizens Financial Group, Inc., 6.00% [US0003M+300.3] Jr. Sub. Perpetual Bonds[2,10]		635,000	641,350
Credit Agricole SA, 8.125% [USSW5+618.5] Jr. Sub. Perpetual Bonds[1,2,10]		1,725,000	1,830,656
Fidelity Bank plc, 10.50% Sr. Unsec. Nts., 10/16/22[1]		610,000	602,088
Fifth Third Bancorp, 5.10% [US0003M+303.33] Jr. Sub. Perpetual Bonds[2,10]		335,000	330,635
Global Bank Corp., 4.50% Sr. Unsec. Nts., 10/20/21[1]		655,000	639,280
Globo Comunicacao e Participacoes SA, 5.125% Sr. Unsec. Nts., 3/31/27[1]		545,000	508,213
HSBC Holdings plc, 6.375% [USISDA05+370.5] Jr. Sub. Perpetual Bonds[2,10]		1,250,000	1,239,613
Huntington Bancshares, Inc., 5.70% [US0003M+288] Jr. Sub. Perpetual Bonds[2,10]		674,000	666,839
IDBI Bank Ltd. (GIFT-IFC), 5.00% Sr. Unsec. Nts., 9/25/19		430,000	434,499
ING Groep NV, 6.875% [USSW5+512.4] Jr. Sub. Perpetual Bonds[2,10]		1,210,000	1,236,471
JPMorgan Chase & Co.:
6.125% [US0003M+333] Jr. Sub. Perpetual Bonds[2,10]		1,231,000	1,266,391
5.829% [US0003M+347] Jr. Sub. Perpetual Bonds, Series 1[2,10]		1,585,000	1,602,118
Kenan Advantage Group, Inc. (The), 7.875% Sr. Unsec. Nts., 7/31/23[1]		985,000	1,009,625
Lloyds Bank plc, 7.50% Sr. Unsec. Nts., 4/2/32[6]		2,825,000	2,438,331
Lloyds Banking Group plc, 6.375% [EUSA5+529] Jr. Sub. Perpetual Bonds[2,10]	EUR	2,825,000	3,517,596
Rio Oil Finance Trust Series 2018-1, 8.20% Sr. Sec. Nts., 4/6/28[1]		740,000	751,470
Royal Bank of Scotland Group plc, 7.50% [USSW5+580] Jr. Sub. Perpetual Bonds[2,10]		1,875,000	1,916,250
Sberbank of Russia Via SB Capital SA, 5.50% [H15T5Y+402.3] Sub. Nts., 2/26/24[1,2]		1,530,000	1,536,633
Societe Generale SA, 7.375% [USSW5+623.8] Jr. Sub. Perpetual Bonds[1,2,10]		5,460,000	5,569,200
SunTrust Banks, Inc.:
5.05% [US0003M+310.2] Jr. Sub. Perpetual Bonds[2,10]		992,000	975,830
5.125% [US0003M+278.6] Jr. Sub. Perpetual Bonds[2,10]		694,000	660,601
Swiss Insured Brazil Power Finance Sarl, 9.85% Sr. Sec. Nts., 7/16/32	BRL	5,250,000	1,259,756

18        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Principal Amount		Value
Commercial Banks (Continued)
UBS Group Funding Switzerland AG, 5.00% [USSW5+243.2] Jr. Sub. Perpetual Bonds[2,10]		$945,000	$831,566
Wachovia Capital Trust III, 5.57% [US0003M+93] Jr. Sub. Perpetual Bonds[2,10]		1,323,000	1,311,424
Wells Fargo & Co., 6.111% [US0003M+377] Jr. Sub. Perpetual Bonds, Series K2,10		270,000	273,881
Zenith Bank plc, 7.375% Sr. Unsec. Nts., 5/30/22[1]		650,000	649,474
			73,558,545
Consumer Finance—0.9%
Ahern Rentals, Inc., 7.375% Sec. Nts., 5/15/23[1]		605,000	592,900
Ally Financial, Inc.:
4.625% Sr. Unsec. Nts., 5/19/22		440,000	440,000
5.75% Sub. Nts., 11/20/25		1,325,000	1,354,812
8.00% Sr. Unsec. Nts., 11/1/31		415,000	495,925
American Express Co., 4.90% [US0003M+328.5] Jr. Sub. Perpetual Bonds[2,10]		974,000	978,139
Discover Financial Services, 5.50% [US0003M+307.6] Jr. Sub. Perpetual Bonds[2,10]		652,000	637,330
Minejesa Capital BV, 4.625% Sr. Sec. Nts., 8/10/30[1]		2,810,000	2,567,365
Navient Corp.:
5.50% Sr. Unsec. Nts., 1/15/19		405,000	408,746
5.875% Sr. Unsec. Nts., 10/25/24		790,000	767,288
6.50% Sr. Unsec. Nts., 6/15/22		535,000	548,375
6.625% Sr. Unsec. Nts., 7/26/21		505,000	519,999
6.75% Sr. Unsec. Nts., 6/25/25		685,000	679,862
6.75% Sr. Unsec. Nts., 6/15/26		415,000	406,576
Springleaf Finance Corp.:
5.625% Sr. Unsec. Nts., 3/15/23		805,000	802,746
6.125% Sr. Unsec. Nts., 5/15/22		785,000	804,625
6.875% Sr. Unsec. Nts., 3/15/25		560,000	557,200
8.25% Sr. Unsec. Nts., 12/15/20		490,000	530,425
Terraform Global Operating LLC, 6.125% Sr. Unsec. Nts., 3/1/26[1]		820,000	811,800
TMX Finance LLC/TitleMax Finance Corp., 11.125% Sr. Sec. Nts., 4/1/23[1]		555,000	565,406
			14,469,519
Diversified Financial Services—0.5%
Charming Light Investments Ltd., 4.375% Sr. Unsec. Nts., 12/21/27[12]		390,000	365,041
Export-Import Bank of India, 7.35% Sr. Unsec. Nts., 5/18/22	INR	70,000,000	988,161
Fidelity & Guaranty Life Holdings, Inc., 5.50% Sr. Unsec. Nts., 5/1/25[1]		385,000	376,337
JPMorgan Hipotecaria su Casita, 6.47% Sec. Nts., 8/26/35[8,13]	MXN	5,808,600	27,558
National Savings Bank, 8.875% Sr. Unsec. Nts., 9/18/18[1]		1,150,000	1,154,773
Park Aerospace Holdings Ltd.:
5.25% Sr. Unsec. Nts., 8/15/22[1]		135,000	134,158
5.50% Sr. Unsec. Nts., 2/15/24[1]		970,000	960,096
Rural Electrification Corp. Ltd.:
7.24% Sr. Unsec. Nts., 10/21/21	INR	140,000,000	1,973,468
7.60% Sr. Unsec. Nts., 4/17/21	INR	100,000,000	1,446,769
Voya Financial, Inc., 4.70% [US0003M+208.4] Jr. Sub. Nts., 1/23/48[1,2]		686,000	611,398
			8,037,759
Insurance—0.8%
AXA SA, 3.875% [EUSA11+325] Jr. Sub. Perpetual Bonds[2,10]	EUR	2,825,000	3,383,342

	Principal Amount		Value
Insurance (Continued)
Credivalores-Crediservicios SAS:
9.75% Sr. Unsec. Nts., 7/27/22[1]		$745,000	$733,825
9.75% Sr. Unsec. Nts., 7/27/22[12]		115,000	113,546
Genworth Holdings, Inc.:
7.625% Sr. Unsec. Nts., 9/24/21		330,000	338,620
7.70% Sr. Unsec. Nts., 6/15/20		430,000	445,050
Hartford Financial Services Group, Inc. (The), 4.468% [US0003M+212.5] Jr. Sub. Nts., 2/12/47[1,2]		689,000	652,827
HUB International Ltd., 7.00% Sr. Unsec. Nts., 5/1/26[1]		275,000	272,250
Liberty Mutual Group, Inc., 5.246% [US0003M+290.5] Jr. Sub. Nts., 3/15/37[1,2]		323,000	315,732
Lincoln National Corp., 4.678% [US0003M+235.75] Jr. Sub. Nts., 5/17/66[2]		704,000	671,855
MetLife, Inc., 5.25% [US0003M+357.5] Jr. Sub. Perpetual Bonds[2,10]		647,000	659,811
Power Finance Corp. Ltd.:
7.27% Sr. Unsec. Nts., 12/22/26	INR	140,000,000	1,967,924
7.50% Sr. Unsec. Nts., 8/16/21	INR	140,000,000	2,011,915
			11,566,697
Real Estate Investment Trusts (REITs)—0.9%
AHP Health Partners, Inc., 9.75% Sr. Unsec. Nts., 7/15/26[1]		550,000	552,750
Banco Invex SA/Hipotecaria Credito y Casa SA de CV, 6.45% Sec. Nts., 3/13/34[7,13,14]	MXN	4,830,531	—
Equinix, Inc.:
5.375% Sr. Unsec. Nts., 5/15/27		780,000	780,000
5.875% Sr. Unsec. Nts., 1/15/26		945,000	959,647
FelCor Lodging LP, 6.00% Sr. Unsec. Nts., 6/1/25		365,000	375,950
GLP Capital LP/GLP Financing II, Inc.:
5.375% Sr. Unsec. Nts., 11/1/23		410,000	420,250
5.75% Sr. Unsec. Nts., 6/1/28		265,000	268,312
Iron Mountain US Holdings, Inc., 5.375% Sr. Unsec. Nts., 6/1/26[1]		995,000	950,225
Iron Mountain, Inc., 4.875% Sr. Unsec. Nts., 9/15/27[1]		410,000	379,763
iStar, Inc.:
5.00% Sr. Unsec. Nts., 7/1/19		405,000	404,241
5.25% Sr. Unsec. Nts., 9/15/22		800,000	780,000
6.00% Sr. Unsec. Nts., 4/1/22		1,165,000	1,167,912
Lamar Media Corp., 5.75% Sr. Unsec. Nts., 2/1/26		620,000	633,175
MPT Operating Partnership LP/MPT Finance Corp.:
5.00% Sr. Unsec. Nts., 10/15/27		795,000	761,213
6.375% Sr. Unsec. Nts., 3/1/24		250,000	263,125
Outfront Media Capital LLC/Outfront Media Capital Corp., 5.875% Sr. Unsec. Nts., 3/15/25		915,000	925,888
SBA Communications Corp., 4.00% Sr. Unsec. Nts., 10/1/22[1]		690,000	663,263
Starwood Property Trust, Inc.:
4.75% Sr. Unsec. Nts., 3/15/25[1]		805,000	774,813
5.00% Sr. Unsec. Nts., 12/15/21		760,000	767,600
Trust F/1401, 5.25% Sr. Unsec. Nts., 1/30/26[1]		1,120,000	1,094,800
Uniti Group LP/Uniti Group Finance, Inc./ CSL Capital LLC, 8.25% Sr. Unsec. Nts., 10/15/23		780,000	748,956
			13,671,883
Real Estate Management & Development—0.3%
Cleaver-Brooks, Inc., 7.875% Sr. Sec. Nts., 3/1/23[1]		400,000	413,000

19        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount		Value
Real Estate Management & Development (Continued)
Country Garden Holdings Co. Ltd., 7.50% Sr. Sec. Nts., 3/9/20		$1,065,000	$1,092,310
Greystar Real Estate Partners LLC, 5.75% Sr. Sec. Nts., 12/1/25[1]		805,000	782,862
Hunt Cos., Inc., 6.25% Sr. Sec. Nts., 2/15/26[1]		815,000	762,025
Mattamy Group Corp., 6.875% Sr. Unsec. Nts., 12/15/23[1]		505,000	514,393
Realogy Group LLC/Realogy Co.-Issuer Corp., 4.875% Sr. Unsec. Nts., 6/1/23[1]		965,000	911,925
Shea Homes LP/Shea Homes Funding Corp., 6.125% Sr. Unsec. Nts., 4/1/25[1]		745,000	745,000
			5,221,515
Thrifts & Mortgage Finance—0.6%
Export-Import Bank of India, 8.00% Sr. Unsec. Nts., 5/27/21	INR	280,000,000	4,088,985
LIC Housing Finance Ltd., 7.45% Sr. Sec. Nts., 10/17/22	INR	70,000,000	984,277
Provident Funding Associates LP/PFG Finance Corp., 6.375% Sr. Unsec. Nts., 6/15/25[1]		395,000	385,540
Quicken Loans, Inc.:
5.25% Sr. Unsec. Nts., 1/15/28[1]		1,075,000	995,504
5.75% Sr. Unsec. Nts., 5/1/25[1]		1,420,000	1,396,967
Radian Group, Inc., 4.50% Sr. Unsec. Nts., 10/1/24		545,000	528,650
			8,379,923
Health Care—2.6%
Biotechnology—0.1%
WeWork Cos, Inc., 7.875% Sr. Unsec. Nts., 5/1/25[1]		1,380,000	1,328,250
Health Care Equipment & Supplies—0.1%
DJO Finance LLC/DJO Finance Corp., 8.125% Sec. Nts., 6/15/21[1]		480,000	488,256
Hill-Rom Holdings, Inc., 5.75% Sr. Unsec. Nts., 9/1/23[1]		495,000	506,137
Hologic, Inc., 4.375% Sr. Unsec. Nts., 10/15/25[1]		145,000	138,838
			1,133,231
Health Care Providers & Services—1.3%
Acadia Healthcare Co., Inc.:
5.625% Sr. Unsec. Nts., 2/15/23		620,000	627,750
6.50% Sr. Unsec. Nts., 3/1/24		250,000	257,500
Centene Corp.:
4.75% Sr. Unsec. Nts., 5/15/22		655,000	662,369
6.125% Sr. Unsec. Nts., 2/15/24		245,000	258,781
Centene Escrow I Corp., 5.375% Sr. Unsec. Nts., 6/1/26[1]		825,000	837,895
CHS/Community Health Systems, Inc.:
6.25% Sr. Sec. Nts., 3/31/23		1,695,000	1,559,400
6.875% Sr. Unsec. Nts., 2/1/22		549,000	282,735
8.125% Sec. Nts., 6/30/24[1]		60,000	49,875
DaVita, Inc.:
5.00% Sr. Unsec. Nts., 5/1/25		275,000	259,531
5.125% Sr. Unsec. Nts., 7/15/24		1,285,000	1,248,859
Encompass Health Corp., 5.75% Sr. Unsec. Nts., 11/1/24		1,235,000	1,240,347
HCA, Inc.:
5.375% Sr. Unsec. Nts., 2/1/25		680,000	671,296
5.50% Sr. Sec. Nts., 6/15/47		650,000	598,000
5.875% Sr. Unsec. Nts., 2/15/26		275,000	278,094
7.50% Sr. Unsec. Nts., 2/15/22		2,405,000	2,621,450
Kindred Healthcare, Inc., 6.375% Sr. Unsec. Nts., 4/15/22		540,000	558,900
LifePoint Health, Inc., 5.375% Sr. Unsec. Nts., 5/1/24		535,000	516,944

Principal Amount		Value
Health Care Providers & Services (Continued)
OCP SA, 4.50% Sr. Unsec. Nts., 10/22/25[1]	$1,060,000	$1,011,852
Omnicare, Inc., 4.75% Sr. Unsec. Nts., 12/1/22	1,765,000	1,803,060
Select Medical Corp., 6.375% Sr. Unsec. Nts., 6/1/21	770,000	783,379
Tenet Healthcare Corp.:
4.375% Sr. Sec. Nts., 10/1/21	520,000	514,150
6.75% Sr. Unsec. Nts., 6/15/23	1,685,000	1,682,894
7.50% Sec. Nts., 1/1/22[1]	505,000	527,094
8.125% Sr. Unsec. Nts., 4/1/22	765,000	801,337
TPC Group, Inc., 8.75% Sr. Sec. Nts., 12/15/20[1]	135,000	134,325
Universal Hospital Services, Inc., 7.625% Sec. Nts., 8/15/20	755,000	755,944
		20,543,761
Health Care Technology—0.1%
Telenet Finance Luxembourg Notes Sarl, 5.50% Sr. Sec. Nts., 3/1/28[1]	805,000	735,513
Life Sciences Tools & Services—0.0%
West Street Merger Sub, Inc., 6.375% Sr. Unsec. Nts., 9/1/25[1]	415,000	398,400
Pharmaceuticals—1.0%
Concordia International Corp., 7.00% Sr. Unsec. Nts., 4/15/23[7,8]	585,000	36,562
Endo Dac/Endo Finance LLC/Endo Finco, Inc.:
5.875% Sr. Sec. Nts., 10/15/24[1]	275,000	269,500
6.00% Sr. Unsec. Nts., 7/15/23[1]	1,255,000	1,038,512
6.00% Sr. Unsec. Nts., 2/1/25[1]	210,000	164,850
Endo Finance LLC/Endo Finco, Inc.:
5.375% Sr. Unsec. Nts., 1/15/23[1]	1,745,000	1,404,725
7.25% Sr. Unsec. Nts., 1/15/22[1]	275,000	254,375
Mallinckrodt International Finance SA/ Mallinckrodt CB LLC:
4.875% Sr. Unsec. Nts., 4/15/20[1]	520,000	513,500
5.50% Sr. Unsec. Nts., 4/15/25[1]	1,320,000	1,062,600
5.75% Sr. Unsec. Nts., 8/1/22[1]	930,000	841,650
Prestige Brands, Inc., 6.375% Sr. Unsec. Nts., 3/1/24[1]	325,000	323,375
Teva Pharmaceutical Finance Co. BV, 3.65% Sr. Unsec. Nts., 11/10/21	485,000	464,805
Teva Pharmaceutical Finance
Netherlands III BV:
1.70% Sr. Unsec. Nts., 7/19/19	235,000	229,474
3.15% Sr. Unsec. Nts., 10/1/26	275,000	221,333
6.00% Sr. Unsec. Nts., 4/15/24	875,000	874,854
Valeant Pharmaceuticals International, Inc.:
5.50% Sr. Unsec. Nts., 3/1/23[1]	355,000	331,925
5.50% Sr. Sec. Nts., 11/1/25[1]	935,000	924,949
5.875% Sr. Unsec. Nts., 5/15/23[1]	1,025,000	966,703
6.125% Sr. Unsec. Nts., 4/15/25[1]	1,480,000	1,369,000
7.00% Sr. Sec. Nts., 3/15/24[1]	655,000	687,547
7.25% Sr. Unsec. Nts., 7/15/22[1]	620,000	634,979
7.50% Sr. Unsec. Nts., 7/15/21[1]	890,000	905,575
8.50% Sr. Unsec. Nts., 1/31/27[1]	825,000	839,438
9.00% Sr. Unsec. Nts., 12/15/25[1]	1,220,000	1,270,325
		15,630,556
Industrials—3.4%
Aerospace & Defense—0.6%
Arconic, Inc., 5.125% Sr. Unsec. Nts., 10/1/24	535,000	533,018
Bombardier, Inc.:
6.00% Sr. Unsec. Nts., 10/15/22[1]	475,000	475,451
7.50% Sr. Unsec. Nts., 12/1/24[1]	805,000	849,275
7.50% Sr. Unsec. Nts., 3/15/25[1]	805,000	842,231

20        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Principal Amount	Value
Aerospace & Defense (Continued)
Bombardier, Inc.: (Continued) 8.75% Sr. Unsec. Nts., 12/1/21[1]	$1,115,000	$1,232,075
DAE Funding LLC:
4.50% Sr. Unsec. Nts., 8/1/22[1]	590,000	573,775
5.00% Sr. Unsec. Nts., 8/1/24[1]	265,000	255,195
Kratos Defense & Security Solutions, Inc., 6.50% Sr. Sec. Nts., 11/30/25[1]	400,000	415,500
TransDigm UK Holdings plc, 6.875% Sr. Sub. Nts., 5/15/26[1]	275,000	279,469
TransDigm, Inc.:
6.375% Sr. Sub. Nts., 6/15/26	1,215,000	1,208,925
6.50% Sr. Sub. Nts., 7/15/24	535,000	545,700
Triumph Group, Inc.:
5.25% Sr. Unsec. Nts., 6/1/22	785,000	759,487
7.75% Sr. Unsec. Nts., 8/15/25	965,000	957,763
		8,927,864
Airlines—0.1%
American Airlines Group, Inc., 4.625% Sr. Unsec. Nts., 3/1/20[1]	645,000	644,194
United Continental Holdings, Inc., 4.25% Sr. Unsec. Nts., 10/1/22	800,000	773,000
		1,417,194
Building Products—0.1%
Allegion US Holding Co., Inc., 3.55% Sec. Nts., 10/1/27	746,000	691,318
Jeld-Wen, Inc.:
4.625% Sr. Unsec. Nts., 12/15/25[1]	120,000	114,600
4.875% Sr. Unsec. Nts., 12/15/27[1]	120,000	111,900
Standard Industries, Inc., 5.375% Sr. Unsec. Nts., 11/15/24[1]	915,000	908,138
USG Corp., 4.875% Sr. Unsec. Nts., 6/1/27[1]	370,000	379,250
		2,205,206
Commercial Services & Supplies—0.7%
ACCO Brands Corp., 5.25% Sr. Unsec. Nts., 12/15/24[1]	490,000	490,000
Affinion Group, Inc., 12.50% Sr. Unsec. Nts., 11/10/22[8,9]	1,254,094	1,131,820
ARD Finance SA, 7.125% Sr. Sec. Nts., 9/15/23[9]	775,000	778,875
Brink’s Co. (The), 4.625% Sr. Unsec. Nts., 10/15/27[1]	870,000	806,925
Clean Harbors, Inc., 5.125% Sr. Unsec. Nts., 6/1/21	830,000	835,187
Covanta Holding Corp.:
5.875% Sr. Unsec. Nts., 3/1/24	1,485,000	1,466,437
5.875% Sr. Unsec. Nts., 7/1/25	310,000	299,925
GFL Environmental, Inc., 5.625% Sr. Unsec. Nts., 5/1/22[1]	720,000	696,600
Hulk Finance Corp., 7.00% Sr. Unsec. Nts., 6/1/26[1]	825,000	792,000
RR Donnelley & Sons Co., 7.875% Sr. Unsec. Nts., 3/15/21	1,200,000	1,224,000
TMS International Corp., 7.25% Sr. Unsec. Nts., 8/15/25[8]	265,000	271,625
Waste Pro USA, Inc., 5.50% Sr. Unsec. Nts., 2/15/26[1]	125,000	120,469
West Corp.:
5.375% Sr. Unsec. Nts., 7/15/22[8]	685,000	690,138
8.50% Sr. Unsec. Nts., 10/15/25[1]	665,000	610,138
		10,214,139
Construction & Engineering—0.1%
AECOM, 5.125% Sr. Unsec. Nts., 3/15/27	535,000	505,575
Fideicomiso PA Pacifico Tres, 8.25% Sr. Sec. Nts., 1/15/35[8]	510,000	568,650

	Principal Amount	Value
Construction & Engineering (Continued)
New Enterprise Stone & Lime Co., Inc., 6.25% Sr. Sec. Nts., 3/15/26[1]	$275,000	$278,437
Tutor Perini Corp., 6.875% Sr. Unsec. Nts., 5/1/25[1]	565,000	567,119
		1,919,781
Electrical Equipment—0.1%
Sensata Technologies BV, 5.625% Sr. Unsec. Nts., 11/1/24[1]	1,090,000	1,134,963
Vertiv Group Corp., 9.25% Sr. Unsec. Nts., 10/15/24[1]	760,000	748,600
		1,883,563
Industrial Conglomerates—0.2%
Citgo Holding, Inc., 10.75% Sr. Sec. Nts., 2/15/20[1]	570,000	609,187
General Electric Co., 5.00% Jr. Sub. Perpetual Bonds[6,10]	519,000	512,642
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 5.875% Sr. Unsec. Nts., 2/1/22	490,000	491,936
Sigma Finance Netherlands BV, 4.875% Sr. Unsec. Nts., 3/27/28[1]	1,015,000	974,400
Tupras Turkiye Petrol Rafinerileri AS, 4.50% Sr. Unsec. Nts., 10/18/24[1]	510,000	455,454
		3,043,619
Machinery—0.5%
Allison Transmission, Inc.:
4.75% Sr. Unsec. Nts., 10/1/27[1]	265,000	247,775
5.00% Sr. Unsec. Nts., 10/1/24[1]	500,000	493,125
Amsted Industries, Inc., 5.00% Sr. Unsec. Nts., 3/15/22[1]	1,120,000	1,124,200
BlueLine Rental Finance Corp./BlueLine Rental LLC, 9.25% Sec. Nts., 3/15/24[1]	1,305,000	1,391,652
CNH Industrial NV, 3.85% Sr. Unsec. Nts., 11/15/27	491,000	458,068
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 6.75% Sr. Unsec. Nts., 2/1/24	570,000	576,412
JB Poindexter & Co., Inc., 7.125% Sr. Unsec. Nts., 4/15/26[1]	415,000	427,450
Meritor, Inc., 6.25% Sr. Unsec. Nts., 2/15/24	150,000	151,875
Navistar International Corp., 6.625% Sr. Unsec. Nts., 11/1/25[1]	915,000	944,737
Park-Ohio Industries, Inc., 6.625% Sr. Unsec. Nts., 4/15/27	165,000	167,888
Terex Corp., 5.625% Sr. Unsec. Nts., 2/1/25[1]	525,000	523,031
Titan International, Inc., 6.50% Sr. Sec. Nts., 11/30/23	990,000	990,000
Wabash National Corp., 5.50% Sr. Unsec. Nts., 10/1/25[1]	270,000	259,875
Wabtec Corp., 3.45% Sr. Unsec. Nts., 11/15/26	374,000	346,080
		8,102,168
Marine—0.0%
Global Ship Lease, Inc., 9.875% Sr. Sec. Nts., 11/15/22[1]	270,000	267,300
Professional Services—0.1%
Brand Industrial Services, Inc., 8.50% Sr. Unsec. Nts., 7/15/25[1]	795,000	807,919
FTI Consulting, Inc., 6.00% Sr. Unsec. Nts., 11/15/22	915,000	941,306
IHS Markit Ltd., 4.00% Sr. Unsec. Nts., 3/1/26[1]	270,000	258,862
		2,008,087

21        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Road & Rail—0.1%
Algeco Global Finance plc, 8.00% Sr. Sec. Nts., 2/15/23[1]		$270,000	$275,400
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.25% Sr. Unsec. Nts., 3/15/25[1]		520,000	475,150
DAE Funding LLC, 4.00% Sr. Unsec. Nts., 8/1/20[1]		265,000	262,681
Hertz Corp. (The):
5.875% Sr. Unsec. Nts., 10/15/20		250,000	245,625
7.375% Sr. Unsec. Nts., 1/15/21		265,000	261,025
Rumo Luxembourg Sarl, 5.875% Sr. Unsec. Nts., 1/18/25[1]		650,000	595,969
			2,115,850
Trading Companies & Distributors—0.5%
Aircastle Ltd., 5.00% Sr. Unsec. Nts., 4/1/23		245,000	247,124
American Builders & Contractors Supply Co., Inc., 5.75% Sr. Unsec. Nts., 12/15/23[1]		340,000	349,350
Fly Leasing Ltd., 5.25% Sr. Unsec. Nts., 10/15/24		530,000	498,200
H&E Equipment Services, Inc., 5.625% Sr. Unsec. Nts., 9/1/25		800,000	788,000
Herc Rentals, Inc., 7.50% Sec. Nts., 6/1/22[1]		541,000	574,812
ILFC E-Capital Trust I, 4.57% [30YR CMT+155] Jr. Sub. Nts., 12/21/65[1,2]		1,355,000	1,270,312
Standard Industries, Inc., 6.00% Sr. Unsec. Nts., 10/15/25[1]		740,000	745,550
United Rentals North America, Inc.:
4.625% Sr. Unsec. Nts., 10/15/25		732,000	699,060
4.875% Sr. Unsec. Nts., 1/15/28		690,000	642,563
5.875% Sr. Unsec. Nts., 9/15/26		1,235,000	1,248,894
			7,063,865
Transportation Infrastructure—0.3%
Adani Abbot Point Terminal Pty Ltd., 4.45% Sr. Sec. Nts., 12/15/22[1]		260,000	237,401
Agile Group Holdings Ltd., 9.00% Sr. Sec. Nts., 5/21/20		2,125,000	2,202,146
GMR Hyderabad International Airport Ltd., 4.25% Sr. Sec. Nts., 10/27/27[1]		1,065,000	904,151
Jasa Marga Persero Tbk PT, 7.50% Sr. Unsec. Nts., 12/11/20[1]	IDR	9,160,000,000	600,959
			3,944,657
Information Technology—1.6%
Communications Equipment—0.2%
CommScope Technologies LLC, 6.00% Sr. Unsec. Nts., 6/15/25[1]		570,000	584,963
HTA Group Ltd., 9.125% Sr. Unsec. Nts., 3/8/22[1]		505,000	484,800
Infor US, Inc., 6.50% Sr. Unsec. Nts., 5/15/22		920,000	928,050
Plantronics, Inc., 5.50% Sr. Unsec. Nts., 5/31/23[1]		435,000	436,305
Riverbed Technology, Inc., 8.875% Sr. Unsec. Nts., 3/1/23[1]		295,000	280,766
ViaSat, Inc., 5.625% Sr. Unsec. Nts., 9/15/25[1]		265,000	250,425
			2,965,309
Electronic Equipment, Instruments, & Components—0.1%
APX Group, Inc., 7.875% Sr. Sec. Nts., 12/1/22		275,000	273,969
CDW LLC/CDW Finance Corp., 5.00% Sr. Unsec. Nts., 9/1/23		485,000	486,649
TTM Technologies, Inc., 5.625% Sr. Unsec. Nts., 10/1/25[1]		800,000	782,000
			1,542,618

	Principal Amount	Value
Internet Software & Services—0.2%
Gogo Intermediate Holdings LLC/Gogo Finance Co., Inc., 12.50% Sr. Sec. Nts., 7/1/22[1]	$140,000	$149,800
GTT Communications, Inc., 7.875% Sr. Unsec. Nts., 12/31/24[1]	140,000	139,300
j2 Cloud Services LLC/j2 Global Co.- Obligor, Inc., 6.00% Sr. Unsec. Nts., 7/15/25[1]	790,000	803,825
Match Group, Inc., 5.00% Sr. Unsec. Nts., 12/15/27[1]	395,000	368,337
Rackspace Hosting, Inc., 8.625% Sr. Unsec. Nts., 11/15/24[1]	1,395,000	1,405,462
VeriSign, Inc., 4.75% Sr. Unsec. Nts., 7/15/27	590,000	565,486
		3,432,210
IT Services—0.6%
Alliance Data Systems Corp., 5.375% Sr. Unsec. Nts., 8/1/22[1]	275,000	277,716
Booz Allen Hamilton, Inc., 5.125% Sr. Unsec. Nts., 5/1/25[1]	530,000	519,400
Conduent Finance, Inc./Conduent Business Services LLC, 10.50% Sr. Unsec. Nts., 12/15/24[1]	1,055,000	1,264,681
Everi Payments, Inc., 7.50% Sr. Unsec. Nts., 12/15/25[1]	1,075,000	1,080,375
Exela Intermediate LLC/Exela Finance, Inc., 10.00% Sr. Sec. Nts., 7/15/23[1]	770,000	790,212
First Data Corp.:
5.00% Sr. Sec. Nts., 1/15/24[1]	455,000	453,294
5.75% Sec. Nts., 1/15/24[1]	910,000	912,821
7.00% Sr. Unsec. Nts., 12/1/23[1]	1,465,000	1,529,577
Gartner, Inc., 5.125% Sr. Unsec. Nts., 4/1/25[1]	780,000	778,050
Harland Clarke Holdings Corp., 6.875% Sr. Sec. Nts., 3/1/20[8]	835,000	828,737
Sabre GLBL, Inc., 5.25% Sr. Sec. Nts., 11/15/23[1]	825,000	834,265
		9,269,128
Semiconductors & Semiconductor Equipment—0.1%
NXP BV/NXP Funding LLC, 4.625% Sr. Unsec. Nts., 6/1/23[1]	1,350,000	1,369,170
Versum Materials, Inc., 5.50% Sr. Unsec. Nts., 9/30/24[1]	250,000	254,100
		1,623,270
Software—0.3%
BMC Software Finance, Inc., 8.125% Sr. Unsec. Nts., 7/15/21[1]	1,355,000	1,387,181
Dell International LLC/EMC Corp.:
5.875% Sr. Unsec. Nts., 6/15/21[1]	215,000	218,455
7.125% Sr. Unsec. Nts., 6/15/24[1]	745,000	789,953
Informatica LLC, 7.125% Sr. Unsec. Nts., 7/15/23[1]	595,000	604,056
Symantec Corp., 5.00% Sr. Unsec. Nts., 4/15/25[1]	495,000	480,645
TIBCO Software, Inc., 11.375% Sr. Unsec. Nts., 12/1/21[1]	625,000	675,781
Veritas US, Inc./Veritas Bermuda Ltd., 7.50% Sr. Sec. Nts., 2/1/23[1]	1,155,000	1,085,700
		5,241,771
Technology Hardware, Storage & Peripherals—0.1%
Harland Clarke Holdings Corp., 8.375% Sr. Sec. Nts., 8/15/22[1]	920,000	906,200
NCR Corp., 6.375% Sr. Unsec. Nts., 12/15/23	520,000	540,150
		1,446,350

22        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

		Principal Amount	Value
Materials—3.4%
Chemicals—1.2%
Ashland LLC, 6.875% Sr. Unsec. Nts., 5/15/43		$295,000	$300,900
Avantor, Inc.:
6.00% Sr. Sec. Nts., 10/1/24[1]		415,000	411,555
9.00% Sr. Unsec. Nts., 10/1/25[1]		550,000	555,610
CF Industries, Inc.:
4.95% Sr. Unsec. Nts., 6/1/43		535,000	452,412
5.15% Sr. Unsec. Nts., 3/15/34		335,000	311,969
Chemours Co. (The), 6.625% Sr. Unsec. Nts., 5/15/23		233,000	244,650
Consolidated Energy Finance SA, 6.50% Sr. Unsec. Nts., 5/15/26[1]		275,000	272,594
CVR Partners LP/CVR Nitrogen Finance Corp., 9.25% Sec. Nts., 6/15/23[1]		185,000	191,244
Hexion, Inc.:
6.625% Sr. Sec. Nts., 4/15/20		1,850,000	1,736,965
10.375% Sr. Sec. Nts., 2/1/22[1]		520,000	512,200
Inkia Energy Ltd., 5.875% Sr. Unsec. Nts., 11/9/27[1]		965,000	903,481
Koppers, Inc., 6.00% Sr. Unsec. Nts., 2/15/25[1]		510,000	511,275
Kraton Polymers LLC/Kraton Polymers Capital Corp., 7.00% Sr. Unsec. Nts., 4/15/25[1]		260,000	270,400
LSB Industries, Inc., 9.625% Sr. Sec. Nts., 5/1/23[1]		135,000	136,519
NOVA Chemicals Corp.:
4.875% Sr. Unsec. Nts., 6/1/24[1]		260,000	247,975
5.25% Sr. Unsec. Nts., 8/1/23[1]		340,000	340,425
Nutrien Ltd.:
3.375% Sr. Unsec. Nts., 3/15/25		378,000	356,209
4.125% Sr. Unsec. Nts., 3/15/35		167,000	155,167
Olin Corp.:
5.00% Sr. Unsec. Nts., 2/1/30		240,000	227,700
5.125% Sr. Unsec. Nts., 9/15/27		3,125,000	3,046,875
ONGC Videsh Ltd., 2.75% Sr. Unsec. Nts., 7/15/21	EUR	1,240,000	1,529,651
Petkim Petrokimya Holding AS, 5.875% Sr. Unsec. Nts., 1/26/23[1]		880,000	802,801
Platform Specialty Products Corp.:
5.875% Sr. Unsec. Nts., 12/1/25[1]		690,000	675,338
6.50% Sr. Unsec. Nts., 2/1/22[1]		195,000	198,900
PolyOne Corp., 5.25% Sr. Unsec. Nts., 3/15/23		806,000	824,135
PQ Corp., 5.75% Sr. Unsec. Nts., 12/15/25[1]		270,000	267,975
Rain CII Carbon LLC/CII Carbon Corp., 7.25% Sec. Nts., 4/1/25[1]		980,000	999,600
RPM International, Inc., 3.75% Sr. Unsec. Nts., 3/15/27		234,000	223,394
Sherwin-Williams Co. (The), 3.45% Sr. Unsec. Nts., 6/1/27		110,000	104,020
Tronox Finance plc, 5.75% Sr. Unsec. Nts., 10/1/25[1]		535,000	520,956
Tronox, Inc., 6.50% Sr. Unsec. Nts., 4/15/26[1]		365,000	363,631
Valvoline, Inc., 4.375% Sr. Unsec. Nts., 8/15/25		480,000	447,000
Venator Finance Sarl/Venator Materials LLC, 5.75% Sr. Unsec. Nts., 7/15/25[1]		790,000	758,400
			18,901,926
Construction Materials—0.2%
CIMPOR Financial Operations BV, 5.75% Sr. Unsec. Nts., 7/17/24[1]		2,040,000	1,642,200
James Hardie International Finance DAC:
4.75% Sr. Unsec. Nts., 1/15/25[1]		130,000	127,400
5.00% Sr. Unsec. Nts., 1/15/28[1]		125,000	118,750

	Principal Amount	Value
Construction Materials (Continued)
LafargeHolcim Finance US LLC, 3.50% Sr. Unsec. Nts., 9/22/26[1]	$209,000	$195,015
St. Marys Cement, Inc., 5.75% Sr. Unsec. Nts., 1/28/27[1]	475,000	459,563
Summit Materials LLC/Summit Materials Finance Corp., 5.125% Sr. Unsec. Nts., 6/1/25[1]	260,000	245,050
US Concrete, Inc., 6.375% Sr. Unsec. Nts., 6/1/24	715,000	718,575
		3,506,553
Containers & Packaging—0.6%
ARD Securities Finance Sarl, 8.75% Sr. Sec. Nts., 1/31/23[1,9]	815,000	833,338
BWAY Holding Co., 7.25% Sr. Unsec. Nts., 4/15/25[1]	270,000	263,925
Crown Americas LLC/Crown Americas Capital Corp. IV, 4.50% Sr. Unsec. Nts., 1/15/23	880,000	864,600
Crown Americas LLC/Crown Americas Capital Corp. VI, 4.75% Sr. Unsec. Nts., 2/1/26[1]	270,000	257,175
Flex Acquisition Co., Inc., 7.875% Sr. Unsec. Nts., 7/15/26[1]	555,000	554,223
Klabin Finance SA, 4.875% Sr. Unsec. Nts., 9/19/27[1]	1,035,000	934,605
OI European Group BV, 4.00% Sr. Unsec. Nts., 3/15/23[1]	535,000	500,225
Owens-Brockway Glass Container, Inc., 5.00% Sr. Unsec. Nts., 1/15/22[1]	500,000	500,000
Plastipak Holdings, Inc., 6.25% Sr. Unsec. Nts., 10/15/25[1]	800,000	740,000
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer
Luxembourg SA:
5.125% Sr. Sec. Nts., 7/15/23[1]	745,000	736,619
7.00% Sr. Unsec. Nts., 7/15/24[1]	995,000	1,018,009
Sealed Air Corp.:
4.875% Sr. Unsec. Nts., 12/1/22[1]	585,000	593,044
6.875% Sr. Unsec. Nts., 7/15/33[1]	270,000	297,675
Silgan Holdings, Inc., 4.75% Sr. Unsec. Nts., 3/15/25	755,000	721,025
		8,814,463
Metals & Mining—1.3%
AK Steel Corp.:
6.375% Sr. Unsec. Nts., 10/15/25	1,210,000	1,131,350
7.00% Sr. Unsec. Nts., 3/15/27	405,000	386,775
Alcoa Nederland Holding BV:
6.125% Sr. Unsec. Nts., 5/15/28[1]	510,000	514,462
6.75% Sr. Unsec. Nts., 9/30/24[1]	245,000	259,600
7.00% Sr. Unsec. Nts., 9/30/26[1]	240,000	255,600
Aleris International, Inc., 10.75% Sec. Nts., 7/15/23[1]	280,000	282,450
Allegheny Technologies, Inc., 7.875% Sr. Unsec. Nts., 8/15/23	530,000	572,400
ArcelorMittal:
6.75% Sr. Unsec. Nts., 3/1/41	295,000	334,825
7.00% Sr. Unsec. Nts., 10/15/39	475,000	548,031
Coeur Mining, Inc., 5.875% Sr. Unsec. Nts., 6/1/24	785,000	760,469
Constellium NV, 6.625% Sr. Unsec. Nts., 3/1/25[1]	510,000	515,095
CSN Resources SA:
6.50% Sr. Unsec. Nts., 7/21/20[1]	128,000	119,840
7.625% Sr. Unsec. Nts., 2/13/23[1]	470,000	424,762
Eldorado Gold Corp., 6.125% Sr. Unsec. Nts., 12/15/20[1]	870,000	841,725
Evraz Group SA, 8.25% Sr. Unsec. Nts., 1/28/21	690,000	736,713

23        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Metals & Mining (Continued)
Ferroglobe plc/Globe Specialty Metals, Inc., 9.375% Sr. Unsec. Nts., 3/1/22[1]	$750,000	$778,125
First Quantum Minerals Ltd.:
6.50% Sr. Unsec. Nts., 3/1/24[1]	275,000	266,062
6.875% Sr. Unsec. Nts., 3/1/26[1]	275,000	264,000
7.25% Sr. Unsec. Nts., 4/1/23[1]	780,000	781,950
Freeport-McMoRan, Inc.:
3.10% Sr. Unsec. Nts., 3/15/20	340,000	334,475
4.55% Sr. Unsec. Nts., 11/14/24	530,000	506,150
5.40% Sr. Unsec. Nts., 11/14/34	780,000	711,750
5.45% Sr. Unsec. Nts., 3/15/43	350,000	308,770
Goldcorp, Inc., 5.45% Sr. Unsec. Nts., 6/9/44	250,000	265,103
Hudbay Minerals, Inc., 7.625% Sr. Unsec. Nts., 1/15/25[1]	505,000	531,512
JSW Steel Ltd., 4.75% Sr. Unsec. Nts., 11/12/19	1,025,000	1,023,078
Kinross Gold Corp., 4.50% Sr. Unsec. Nts., 7/15/27[1]	450,000	415,125
Metinvest BV, 7.75% Sr. Unsec. Nts., 4/23/23[1]	515,000	484,383
Mountain Province Diamonds, Inc., 8.00% Sec. Nts., 12/15/22[1]	335,000	335,000
Northwest Acquisitions ULC/Dominion Finco, Inc., 7.125% Sec. Nts., 11/1/22[1]	715,000	715,000
Southern Copper Corp., 7.50% Sr. Unsec. Nts., 7/27/35	975,000	1,193,439
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., 7.50% Sr. Unsec. Nts., 6/15/25[1]	330,000	337,425
Teck Resources Ltd.:
5.20% Sr. Unsec. Nts., 3/1/42	1,065,000	938,531
6.125% Sr. Unsec. Nts., 10/1/35	335,000	338,350
United States Steel Corp.:
6.25% Sr. Unsec. Nts., 3/15/26	140,000	138,863
6.875% Sr. Unsec. Nts., 8/15/25	530,000	535,804
Vedanta Resources plc, 6.375% Sr. Unsec. Nts., 7/30/22[1]	535,000	510,925
Zekelman Industries, Inc., 9.875% Sr. Sec. Nts., 6/15/23[8]	275,000	301,813
		19,699,730
Paper & Forest Products—0.1%
Clearwater Paper Corp., 5.375% Sr. Unsec. Nts., 2/1/25[1]	245,000	223,256
Louisiana-Pacific Corp., 4.875% Sr. Unsec. Nts., 9/15/24	255,000	251,175
Mercer International, Inc.:
5.50% Sr. Unsec. Nts., 1/15/26[1]	250,000	243,125
6.50% Sr. Unsec. Nts., 2/1/24	165,000	167,475
Suzano Austria GmbH, 5.75% Sr. Unsec. Nts., 7/14/26[1]	1,120,000	1,135,792
		2,020,823
Telecommunication Services—2.2%
Diversified Telecommunication Services—1.2%
AT&T, Inc., 4.35% Sr. Unsec. Nts., 6/15/45	763,000	649,004
Axtel SAB de CV, 6.375% Sr. Unsec. Nts., 11/14/24[1]	1,040,000	989,300
CB Escrow Corp., 8.00% Sr. Unsec. Nts., 10/15/25[1]	265,000	248,437
CenturyLink, Inc.:
5.625% Sr. Unsec. Nts., 4/1/25	785,000	743,787
6.15% Sr. Unsec. Nts., Series Q, 9/15/19	340,000	347,650
6.45% Sr. Unsec. Nts., Series S, 6/15/21	615,000	635,400
7.50% Sr. Unsec. Nts., Series Y, 4/1/24	1,065,000	1,096,950
Cincinnati Bell Telephone Co. LLC, 6.30% Sr. Unsec. Nts., 12/1/28	520,000	501,800

		Principal Amount	Value
Diversified Telecommunication Services (Continued)
Frontier Communications Corp.:
8.50% Sec. Nts., 4/1/26[1]		$1,100,000	$1,065,625
8.75% Sr. Unsec. Nts., 4/15/22		590,000	501,500
10.50% Sr. Unsec. Nts., 9/15/22		1,315,000	1,199,937
GCI LLC, 6.75% Sr. Unsec. Nts., 6/1/21		140,000	141,575
Intelsat Jackson Holdings SA:
5.50% Sr. Unsec. Nts., 8/1/23		255,000	229,423
7.25% Sr. Unsec. Nts., 10/15/20		830,000	830,000
Intelsat Luxembourg SA, 7.75% Sr. Unsec. Nts., 6/1/21		565,000	528,275
Level 3 Financing, Inc.:
5.25% Sr. Unsec. Nts., 3/15/26		1,195,000	1,139,552
5.625% Sr. Unsec. Nts., 2/1/23		375,000	375,937
Qwest Capital Funding, Inc., 7.75% Sr. Unsec. Nts., 2/15/31		260,000	233,438
Qwest Corp., 6.875% Sr. Unsec. Nts., 9/15/33		785,000	737,684
T-Mobile USA, Inc.:
4.00% Sr. Unsec. Nts., 4/15/22		780,000	773,994
4.50% Sr. Unsec. Nts., 2/1/26		245,000	229,075
4.75% Sr. Unsec. Nts., 2/1/28		250,000	231,563
5.125% Sr. Unsec. Nts., 4/15/25		780,000	785,850
5.375% Sr. Unsec. Nts., 4/15/27		390,000	380,250
6.00% Sr. Unsec. Nts., 4/15/24		985,000	1,021,938
6.50% Sr. Unsec. Nts., 1/15/26		825,000	851,565
Windstream Services LLC/Windstream Finance Corp.:
8.625% Sr. Sec. Nts., 10/31/25		772,000	737,260
8.75% Sr. Unsec. Nts., 12/15/24		373,000	237,788
Zayo Group LLC/Zayo Capital, Inc.:
5.75% Sr. Unsec. Nts., 1/15/27[1]		265,000	261,025
6.00% Sr. Unsec. Nts., 4/1/23		1,205,000	1,232,113
			18,937,695
Wireless Telecommunication Services—1.0%
C&W Senior Financing DAC, 6.875% Sr. Unsec. Nts., 9/15/27[1]		600,000	576,750
Digicel Group Ltd., 8.25% Sr. Unsec. Nts., 9/30/20[1]		425,000	322,469
Sprint Capital Corp., 6.875% Sr. Unsec. Nts., 11/15/28		1,192,158	1,147,452
Sprint Communications, Inc.:
6.00% Sr. Unsec. Nts., 11/15/22		1,979,000	1,966,631
7.00% Sr. Unsec. Nts., 3/1/20[1]		850,000	884,000
Sprint Corp.:
7.125% Sr. Unsec. Nts., 6/15/24		2,505,000	2,535,285
7.625% Sr. Unsec. Nts., 3/1/26		830,000	847,638
7.875% Sr. Unsec. Nts., 9/15/23		2,075,000	2,156,703
Telefonica Europe BV, 5.875% [EUSA10+430.1] Jr. Sub. Perpetual Bonds[2,10]	EUR	1,410,000	1,797,459
Trilogy International Partners LLC/Trilogy International Finance, Inc., 8.875% Sr. Sec. Nts., 5/1/22[8]		685,000	695,275
Turkcell Iletisim Hizmetleri AS, 5.80% Sr. Unsec. Nts., 4/11/28[1]		705,000	640,620
VEON Holdings BV, 4.95% Sr. Unsec. Nts., 6/16/24[1]		975,000	924,300
Wand Merger Corp., 8.125% Sr. Unsec. Nts., 7/15/23[1,5]		415,000	421,744
Wind Tre SpA, 5.00% Sr. Sec. Nts., 1/20/26		805,000	642,157
			15,558,483
Utilities—1.6%
Electric Utilities—0.8%
Capex SA, 6.875% Sr. Unsec. Nts., 5/15/24[1]		450,000	403,479
Enel Chile SA, 4.875% Sr. Unsec. Nts., 6/12/28		795,000	802,552

24        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

		Principal Amount	Value
Electric Utilities (Continued)
Eskom Holdings SOC Ltd.:
5.75% Sr. Unsec. Nts., 1/26/21[1]		$995,000	$962,778
6.75% Sr. Unsec. Nts., 8/6/23[1]		2,535,000	2,427,567
Intelsat Jackson Holdings SA:
7.50% Sr. Unsec. Nts., 4/1/21		205,000	204,487
8.00% Sr. Sec. Nts., 2/15/24[1]		615,000	647,287
9.75% Sr. Unsec. Nts., 7/15/25[1]		790,000	835,425
Light Servicos de Eletricidade SA/Light Energia SA, 7.25% Sr. Unsec. Nts., 5/3/23[1]		965,000	911,925
NextEra Energy Capital Holdings, Inc., 4.80% [US0003M+240.9] Jr. Sub. Nts., 12/1/77[2]		665,000	621,336
NextEra Energy Operating Partners LP, 4.50% Sr. Unsec. Nts., 9/15/27[1]		125,000	117,344
Perusahaan Listrik Negara PT, 6.15% Sr. Unsec. Nts., 5/21/48[1]		3,805,000	3,853,538
PPL Capital Funding, Inc., 4.999% [US0003M+266.5] Jr. Sub. Nts., 3/30/67[2]		352,000	353,760
Rockpoint Gas Storage Canada Ltd., 7.00% Sr. Sec. Nts., 3/31/23[1]		365,000	366,825
			12,508,303
Gas Utilities—0.2%
AmeriGas Partners LP/AmeriGas Finance Corp., 5.50% Sr. Unsec. Nts., 5/20/25		550,000	535,562
Ferrellgas Partners LP/Ferrellgas Partners Finance Corp., 8.625% Sr. Unsec. Nts., 6/15/20		85,000	82,238
Gas Natural Fenosa Finance BV, 4.125% [EUSA8+335.3] Jr. Sub. Perpetual Bonds[2,10]	EUR	1,410,000	1,719,145
Suburban Propane Partners LP/Suburban Energy Finance Corp., 5.875% Sr. Unsec. Nts., 3/1/27		645,000	606,300
			2,943,245
Independent Power and Renewable Electricity Producers—0.5%
AES Andres BV/Dominican Power Partners/Empresa Generadora de Electricidad Itabo SA, 7.95% Sr. Unsec. Nts., 5/11/26[1]		540,000	558,900
AES Corp.:
4.00% Sr. Unsec. Nts., 3/15/21		275,000	274,312
6.00% Sr. Unsec. Nts., 5/15/26		540,000	561,600
Azure Power Energy Ltd., 5.50% Sr. Sec. Nts., 11/3/22[1]		420,000	385,350
Calpine Corp.:
5.25% Sr. Sec. Nts., 6/1/26[1]		1,090,000	1,031,412
5.75% Sr. Unsec. Nts., 1/15/25		1,325,000	1,214,859
5.875% Sr. Sec. Nts., 1/15/24[1]		275,000	272,937
Drax Finco plc, 6.625% Sr. Sec. Nts., 11/1/25[1]		275,000	274,313
NRG Energy, Inc.:
5.75% Sr. Unsec. Nts., 1/15/28[1]		330,000	325,050
6.625% Sr. Unsec. Nts., 1/15/27		665,000	686,613
7.25% Sr. Unsec. Nts., 5/15/26		720,000	770,400
Talen Energy Supply LLC, 4.60% Sr. Unsec. Nts., 12/15/21		535,000	464,113
Vistra Energy Corp., 8.00% Sr. Unsec. Nts., 1/15/25[1]		495,000	533,833
			7,353,692
Multi-Utilities—0.1%
AssuredPartners, Inc., 7.00% Sr. Unsec. Nts., 8/15/25[1]		330,000	318,450
Crestwood Midstream Partners LP/ Crestwood Midstream Finance Corp., 6.25% Sr. Unsec. Nts., 4/1/23		265,000	271,625

	Principal Amount	Value
Multi-Utilities (Continued)
InterGen NV, 7.00% Sr. Sec. Nts., 6/30/23[1]	$210,000	$207,375
NGPL PipeCo LLC:
4.875% Sr. Unsec. Nts., 8/15/27[1]	395,000	391,544
7.768% Sr. Unsec. Nts., 12/15/37[1]	650,000	767,000
Superior Plus LP/Superior General Partner, Inc., 7.00% Sr. Unsec. Nts., 7/15/26[1]	275,000	278,094
WEC Energy Group, Inc., 4.455% [US0003M+211.25] Jr. Sub. Nts., 5/15/67[2]	22,000	21,808
		2,255,896
Water Utilities—0.0%
Aegea Finance Sarl, 5.75% Sr. Unsec. Nts., 10/10/24[1]	625,000	580,938
Total Corporate Bonds and Notes (Cost $634,997,990)		615,894,036
	Shares
Preferred Stocks—1.4%
Allstate Corp. (The), 6.625% Non-Cum., Non-Vtg.	12,600	325,710
American Homes 4 Rent, 6.35% Cum., Non-Vtg.	4,200	105,546
American Homes 4 Rent, 6.50% Cum. Cv., Series D, Non-Vtg.	13,000	329,550
Citigroup Capital XIII, 7.75% Cum., Non-Vtg. [US0003M+637][2]	61,700	1,672,070
Digital Realty Trust, Inc., 6.625% Cum., Series C, Non-Vtg.	3,900	102,960
Digital Realty Trust, Inc., 7.375% Cum., Non-Vtg.	25,600	666,624
DTE Energy Co., 5.375% Jr. Sub., Non-Vtg.	25,000	631,000
eBay, Inc., 6.00% Cv.	25,700	675,910
Fifth Third Bancorp, 6.625% Non-Cum., Non- Vtg. [US0003M+371][2]	21,900	593,709
First Republic Bank, 7.00% Non-Cum.	24,200	622,182
GMAC Capital Trust I, 7.20% Jr. Sub., Non-Vtg. [US0003M+578.5][2]	61,325	1,612,847
Goldman Sachs Group, Inc. (The), 6.30% Non- Cum., Series N, Non-Vtg.	49,575	1,320,678
Huntington Bancshares, Inc., 6.25% Non- Cum., Non-Vtg.	24,925	651,041
KeyCorp, 6.125% Non-Cum., Non-Vtg. [US0003M+389.2][2]	53,125	1,417,375
Morgan Stanley, 5.85% Non-Cum., Non-Vtg. [US0003M+349.1][2]	35,475	911,353
Morgan Stanley, 6.375% Non-Cum., Non-Vtg. [US0003M+370.8][2]	49,650	1,333,599
Northern Trust Corp., 5.85% Non-Cum., Non-Vtg.	13,150	358,601
PNC Financial Services Group, Inc.
(The), 6.125% Non-Cum., Non-Vtg. [US0003M+406.7][2]	49,500	1,358,775
Prudential Financial, Inc., 5.75% Jr. Sub.	10,125	259,301
Public Storage, 5.20% Cum., Series X, Non- Vtg.	25,450	639,050
Qwest Corp., 7.00% Sr. Unsec.	30,500	746,030
Senior Housing Properties Trust, 5.625% Sr. Unsec.	13,925	345,340
Senior Housing Properties Trust, 6.25% Sr. Unsec., Non-Vtg.	6,375	163,965
State Street Corp., 6.00% Non-Cum., Non-Vtg.	38,875	1,014,638
Synovus Financial Corp., 6.30% Non-Cum., Series D, Non-Vtg. [US0003M+335.2][2,15]	24,374	624,949
US Bancorp, 6.50% Non-Cum., Non-Vtg. [US0003M+446.8][2]	57,900	1,603,830
Ventas Realty LP/Ventas Capital Corp., 5.45% Sr. Unsec.	26,825	671,966

25        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Preferred Stocks (Continued)
Wells Fargo & Co., 6.625% Non-Cum Non- Vtg. [US0003M+369][2]	26,450	$727,375
Total Preferred Stocks (Cost $21,843,420)		21,485,974
Common Stocks—0.0%
Arco Capital Corp. Ltd.[1,11,13,15]	690,638	—
JSC Astana Finance, GDR[8,13,15]	446,838	—
Kinross Gold Corp.[15]	52,267	196,524
Premier Holdings Ltd.[13,15]	18,514	—
Quicksilver Resources, Inc.[13,15]	4,151,000	78,263
Sabine Oil[15]	822	41,922
Targa Resources Corp.	2,631	130,208
Valeant Pharmaceuticals International, Inc.[15]	8,753	203,420
Total Common Stocks (Cost $4,941,888)		650,337

	Units
Rights, Warrants and Certificates—0.0%
Affinion Group Wts., Strike Price $1, Exp. 11/10/22[13,15]	8,584	128,945
Sabine Oil Tranche 1 Wts., Strike Price $4.49, Exp. 8/11/26[15]	2,611	16,971
Sabine Oil Tranche 2 Wts., Strike Price $2.72, Exp. 8/11/26[15]	465	2,557
Total Rights, Warrants and Certificates (Cost $420,786)		148,473

	Principal Amount
Structured Securities—0.2%
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds:
3.003% Sr. Sec. Nts., 4/30/25[1,16]	$949,577	400,946

		Principal Amount	Value
Structured Securities (Continued)
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds: (Continued)
3.054% Sr. Sec. Nts., 4/30/25[1,16]		$1,209,908	$510,867
3.098% Sr. Sec. Nts., 4/30/25[1,16]		1,044,562	441,052
3.131% Sr. Sec. Nts., 4/30/25[1,16]		933,706	394,245
3.179% Sr. Sec. Nts., 4/30/25[1,16]		1,162,540	490,866
3.231% Sr. Sec. Nts., 4/30/25[1,16]		1,326,863	560,249
3.265% Sr. Sec. Nts., 4/30/25[1,16]		1,060,008	447,574
3.346% Sr. Sec. Nts., 4/30/25[1,16]		996,363	420,700
Morgan Stanley, Russian Federation Total Return Linked Bonds, Series 007, Cl. VR, 5.00%, 8/22/34	RUB	27,021,516	105,476
Total Structured Securities (Cost $8,137,822)			3,771,975
Short-Term Notes—0.4%
Arab Republic of Egypt Treasury Bills:
16.013%, 3/5/19[16]	EGP	50,000,000	2,478,743
18.370%, 8/14/18[16]	EGP	80,500,000	4,399,174
Total Short-Term Notes (Cost $7,032,999)			6,877,917

		Shares
Investment Companies—26.4%
Oppenheimer Institutional Government Money Market Fund, Cl. E, 1.85%[17,18]		92,933,810	92,933,810
Oppenheimer Master Event-Linked Bond Fund, LLC[18]		2,140,983	33,244,218
Oppenheimer Master Loan Fund, LLC[18]		13,622,237	234,501,609
Oppenheimer Ultra-Short Duration Fund, Cl. Y18		10,114,576	50,572,880
Total Investment Companies (Cost $414,230,496)			411,252,517

							Notional
				Expiration			Amount
	Counterparty		Exercise Price	Date		Contracts	(000’s)
Over-the-Counter Options Purchased—0.2%
BRL Currency Call[15]	GSCO-OT	BRL	3.150	5/20/19	BRL	424,096	BRL 5,000	41,956
BRL Currency Call[15]	CITNA-B	BRL	3.608	8/27/18	BRL	25,252,500	BRL 360,750	19,646
BRL Currency Call[15]	JPM	BRL	3.150	5/20/19	BRL	424,096	BRL 5,000	41,956
BRL Currency Call[15]	JPM	BRL	3.000	5/16/19	BRL	550,000	BRL 5,000	22,857
BRL Currency Call[15]	GSCO-OT	BRL	3.300	8/16/18	BRL	550,000	BRL 5,500	5,192
BRL Currency Call[15]	JPM	BRL	3.200	4/25/19	BRL	48,000,000	BRL 482,560	49,728
BRL Currency Call[15]	GSCO-OT	BRL	3.656	6/7/19	BRL	82,693,000	BRL 731,200	562,809
BRL Currency Call[15]	JPM	BRL	3.514	8/2/18	BRL	99,187,204	BRL 351,400	11,208
BRL Currency Call[15]	CITNA-B	BRL	3.200	4/25/19	BRL	48,000,000	BRL 512,000	49,728
CAD Currency Call[15]	TDB	CAD	1.268	8/15/18	CAD	26,876,432	CAD 190,200	22,657
CLP Currency Call[15]	JPM	CLP	624.550	8/20/18	CLP	10,593,027,484	CLP 93,682,500	31,779
COP Currency Call[15]	GSCO-OT	COP	2851.000	8/21/18	COP	48,364,000,000	COP 427,650,000	145,092
COP Currency Call[15]	CITNA-B	COP	2781.000	8/13/18	COP	39,269,131,700	COP 278,100,000	39,269
COP Currency Call[15]	JPM	COP	2774.500	8/13/18	COP	39,177,348,401	COP 277,450,000	39,177
EUR Currency Put[15]	GSCO-OT	EUR	316.600	9/4/18	EUR	22,620,000	EUR 210,000	29,242
EUR Currency Put[15]	GSCO-OT	EUR	80.300	9/26/18	EUR	11,300,000	EUR 100,000	114,147
EUR Currency Put[15]	BOA	EUR	9.250	4/29/20	EUR	2,800,000	EUR 10,000	548,274
IDR Currency Call[15]	GSCO-OT	IDR	13500.000	2/1/19	IDR	351,000,000,000	IDR 2,704,725,000	—
INR Currency Call[15]	GSCO-OT	INR	65.500	10/15/18	INR	982,500,000	INR 6,550,000	10,807
INR Currency Call[15]	GSCO-OT	INR	64.800	7/3/18	INR	915,500,000	INR 6,480,000	—
INR Currency Call[15]	GSCO-OT	INR	68.750	8/27/18	INR	770,000,000	INR 6,875,000	94,710
RUB Currency Call[15]	JPM	RUB	59.500	6/7/19	RUB	1,682,200,000	RUB 14,875,000	459,241
TRY Currency Put15	JPM	TRY	4.000	5/23/19	TRY	710,000	TRY 10,000	37,943
ZAR Currency Call[15]	CITNA-B	ZAR	12.485	8/17/18	ZAR	209,750,000	ZAR 1,872,750	14,053
ZAR Currency Call[15]	GSCO-OT	ZAR	12.469	5/27/19	ZAR	87,279,500	ZAR 1,246,850	74,449
ZAR Currency Call[15]	GSCO-OT	ZAR	12.484	9/7/18	ZAR	88,214,600	ZAR 936,263	11,203
Total Over-the-Counter Options Purchased (Cost $5,848,603)								2,477,123

		Buy /Sell			Expiration
	Counterparty	Protection	Reference Asset	Fixed Rate	Date	Notional Amount (000’s)
Over-the-Counter Credit Default Swaption Purchased—0.1%
Credit Default Swap maturing 6/20/23 Call[15] (Cost $771,133)	JPM	Buy	CDX.NA.HY.30	105.000%	9/19/18	USD 56,486		662,581

26        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Counterparty	Pay / Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)		Value
Over-the-Counter Interest Rate Swaptions Purchased—0.2%
Interest Rate Swap maturing 12/24/48 Call[15]	BAC	Receive	Six-Month EUR-EURIBOR-Reuters	1.690%	12/20/18	EUR	6,090	$67,893
Interest Rate Swap maturing 12/27/48 Call[15]	GSCO-OT	Receive	Three-Month USD-LIBOR-BBA	3.200	12/21/18	USD	28,300	426,187
Interest Rate Swap maturing 4/26/49 Call[15]	GSCO-OT	Receive	Six-Month EUR-EURIBOR-Reuters	1.635	4/24/19	EUR	2,190	63,536
Interest Rate Swap maturing 4/26/49 Call[15]	BAC	Receive	Six-Month EUR-EURIBOR-Reuters	1.637	4/24/19	EUR	3,530	101,670
Interest Rate Swap maturing 7/26/28 Call[15]	JPM	Receive	Six-Month EUR-EURIBOR-Reuters	1.108	7/24/18	EUR	17,425	2,926
Interest Rate Swap maturing 4/25/21 Call[15]	BOA	Pay	Three-Month USD-LIBOR-BBA	2.980	4/23/19	USD	124,305	524,652
Interest Rate Swap maturing 5/13/21 Call[15]	BAC	Pay	Three-Month USD-LIBOR-BBA	3.045	5/9/19	USD	228,755	1,136,814
Interest Rate Swap maturing 5/16/21 Call[15]	GSCO-OT	Pay	Three-Month USD-LIBOR-BBA	3.023	5/14/19	USD	141,275	675,604
Total Over-the-Counter Interest Rate Swaptions Purchased (Cost $ 2,960,364)								2,999,282

Total Investments, at Value (Cost $1,750,889,264)							108.7%	1,693,944,138
Net Other Assets (Liabilities)							(8.7)	(135,438,286)

Net Assets							100.0%	$1,558,505,852

Consolidated Footnotes to Statement of Investments

1. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $442,043,754 or 28.36% of the Fund’s net assets at period end.

2. Represents the current interest rate for a variable or increasing rate security, determined as [Referenced Rate + Basis-point spread].

3. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $3,348,681 or 0.21% of the Fund’s net assets at period end.

4. Interest rate is less than 0.0005%.

5. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Consolidated Notes.

6. This interest rate resets periodically. Interest rate shown reflects the rate in effect at period end. The rate on this variable rate security is not based on a published reference rate and spread but is determined by the issuer or agent based on current market conditions.

7. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and or principal payments. The rate shown is the contractual interest rate. See Note 4 of the accompanying Consolidated Notes.

8. Restricted security. The aggregate value of restricted securities at period end was $7,077,351, which represents 0.45% of the Fund’s net assets. See Note 4 of the accompanying Consolidated Notes. Information concerning restricted securities is as follows:

				Unrealized
	Acquisition			Appreciation/
Security	Dates	Cost	Value	(Depreciation)
Affinion Group, Inc., 12.50% Sr. Unsec. Nts., 11/10/22	11/8/10-5/10/18	$1,113,679	$1,131,820	$18,141
Concordia International Corp., 7.00% Sr. Unsec. Nts., 4/15/23	4/13/15	585,000	36,562	(548,438)
Cooper-Standard Automotive, Inc., 5.625% Sr. Unsec. Nts., 11/15/26	5/2/17	254,609	247,500	(7,109)
Diamond Resorts International, Inc., 10.75% Sr. Unsec. Nts., 9/1/24	1/13/17	590,000	635,548	45,548
Fideicomiso PA Pacifico Tres, 8.25% Sr. Sec. Nts., 1/15/35	2/12/16-11/21/17	535,408	568,650	33,242
Harland Clarke Holdings Corp., 6.875% Sr. Sec. Nts., 3/1/20	1/27/14-3/2/17	838,324	828,737	(9,587)
JPMorgan Hipotecaria su Casita, 6.47% Sec. Nts., 8/26/35	3/21/07	528,826	27,558	(501,268)
JSC Astana Finance, GDR	6/5/15	—	—	—
LBC Tank Terminals Holding Netherlands BV, 6.875% Sr. Unsec. Nts., 5/15/23	4/17/14	489,584	482,125	(7,459)
Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc., 5.875% Sr. Unsec. Nts., 4/15/23	1/22/16-3/1/17	1,119,437	1,160,000	40,563
TMS International Corp., 7.25% Sr. Unsec. Nts., 8/15/25	8/9/17	265,000	271,625	6,625
Trilogy International Partners LLC/Trilogy International Finance, Inc., 8.875% Sr. Sec. Nts., 5/1/22	4/21/17	681,616	695,275	13,659
West Corp., 5.375% Sr. Unsec. Nts., 7/15/22	10/30/14-11/3/14	674,113	690,138	16,025
Zekelman Industries, Inc., 9.875% Sr. Sec. Nts., 6/15/23	12/8/16	295,269	301,813	6,544

		$7,970,865	$7,077,351	$ (893,514)

9. Interest or dividend is paid-in-kind, when applicable.

10. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

11.	Security received as the result of issuer reorganization.

27        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Consolidated Footnotes to Statement of Investments (Continued)

12. All or a portion of this security is owned by the subsidiary. See Note 2 of the accompanying Consolidated Notes.

13. The value of this security was determined using significant unobservable inputs. See Note 3 of the accompanying Consolidated Notes.

14. Denotes an inflation-indexed security: coupon or principal are indexed to a consumer price index.

15. Non-income producing security.

16. Zero coupon bond reflects effective yield on the original acquisition date.

17. Rate shown is the 7-day yield at period end.

18. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares December 31, 2017	Gross Additions		Gross Reductions	Shares June 30, 2018
Oppenheimer Institutional Government Money Market Fund, Cl. E	41,765,253	389,516,705		338,348,148	92,933,810
Oppenheimer Master Event-Linked Bond Fund, LLC	2,520,983	—		380,000	2,140,983
Oppenheimer Master Loan Fund, LLC	14,397,097	—		774,860	13,622,237
Oppenheimer Ultra-Short Duration Fund, Cl. Y	27,024,582	129,994		17,040,000	10,114,576

	Value	Income		Realized Gain (Loss)	Change in Unrealized Gain (Loss)
Oppenheimer Institutional Government Money Market Fund, Cl. E	$92,933,810	$532,241		$—	$ —
Oppenheimer Master Event-Linked Bond Fund, LLC	33,244,218	1,193,220	[a]	(345,407)[a]	(133,613) [a]
Oppenheimer Master Loan Fund, LLC	234,501,609	6,385,214	[b]	527,557 [b]	(1,570,565) [b]
Oppenheimer Ultra-Short Duration Fund, Cl. Y	50,572,880	657,092		(170,400)	(99,687)

Total	$411,252,517	$8,767,767		$11,750	$ (1,803,865)

a.	Represents the amount allocated to the Fund from Oppenheimer Master Event-Linked Bond Fund, LLC.
b.	Represents the amount allocated to the Fund from Oppenheimer Master Loan Fund, LLC.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
United States	$1,177,330,295	69.3%
India	42,578,325	2.6
Brazil	40,638,333	2.5
Indonesia	32,733,379	1.9
South Africa	27,989,660	1.8
Mexico	26,850,222	1.7
Argentina	23,702,479	1.4
Greece	22,281,368	1.3
United Kingdom	21,973,487	1.3
Canada	20,633,807	1.0
Turkey	17,323,098	1.0
Kazakhstan	16,105,883	1.0
France	15,967,277	0.9
Spain	14,849,484	0.9
Egypt	14,327,650	0.8
Peru	12,744,037	0.8
Colombia	11,393,691	0.7
Ukraine	10,438,213	0.6
Dominican Republic	10,276,971	0.6
Russia	9,242,862	0.5
Luxembourg	8,536,116	0.5
Chile	8,364,145	0.5
Netherlands	7,055,606	0.4
Sri Lanka	7,003,839	0.4
Poland	6,729,577	0.4
Switzerland	6,494,437	0.4
Thailand	6,339,690	0.4
Ivory Coast	4,886,049	0.3
Angola	4,514,136	0.3
Ghana	3,822,377	0.2
Nigeria	3,605,892	0.2
Ireland	3,403,884	0.2
Italy	3,336,495	0.2
Uruguay	3,251,399	0.2
China	3,131,211	0.2
Hungary	3,120,659	0.2
Singapore	3,038,863	0.2
Oman	3,021,427	0.2
Israel	2,485,466	0.2
Ecuador	2,420,584	0.1
Gabon	2,394,665	0.1
Bermuda	2,305,769	0.1
Serbia	1,986,283	0.1

28        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

Geographic Holdings (Continued)	Value	Percent
United Arab Emirates	$1,901,849	0.1%
Senegal	1,836,534	0.1
Croatia	1,817,265	0.1
New Zealand	1,754,628	0.1
Romania	1,555,098	0.1
Iraq	1,516,941	0.1
Australia	1,485,570	0.1
Hong Kong	1,259,779	0.1
Cayman Islands	1,226,467	0.1
Belgium	1,217,637	0.1
Honduras	1,012,246	0.1
Morocco	1,011,853	0.1
Mongolia	945,981	0.1
Eurozone	927,688	0.1
Portugal	684,188	0.0
Panama	639,280	0.0
Belarus	534,274	0.0
Zambia	530,062	0.0
Mauritius	484,800	0.0
Jamaica	322,469	0.0
Trinidad and Tobago	272,594	0.0
Macau	258,484	0.0
Bahamas	119,361	0.0

Total	$1,693,944,138	100.0%

Forward Currency Exchange Contracts as of June 30, 2018
Counterparty	Settlement Month(s)	Currency Purchased (000’s)		Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation
BAC	07/2018 - 08/2018	BRL	10,050	USD	2,699	$—	$113,937
BAC	02/2019	IDR	260,657,000	USD	18,139	—	507,493
BAC	08/2018	NOK	147,320	USD	18,210	—	77,621
BAC	09/2018	PLN	48,665	USD	13,468	—	458,567
BAC	07/2018	USD	1,273	BRL	4,910	6,555	—
BAC	08/2018	USD	7,049	EUR	5,855	180,554	—
BAC	09/2018	USD	3,819	KRW	4,098,000	130,409	—
BAC	09/2018	USD	8,101	PEN	26,610	21,025	—
BAC	09/2018	USD	7,204	PLN	26,030	245,279	—
BAC	09/2018	USD	29,118	ZAR	390,790	947,182	24,138
BAC	09/2018	ZAR	9,020	USD	673	—	21,973
BOA	09/2018	HUF	25,000	USD	89	—	336
BOA	07/2018	IDR	188,087,000	USD	13,490	—	347,899
BOA	09/2018	MXN	3,600	USD	171	7,521	—
BOA	09/2018	USD	7,456	COP	21,345,000	200,066	—
BOA	08/2018	USD	42,055	EUR	35,060	925,877	—
BOA	07/2018	USD	23,551	IDR	328,372,000	607,380	—
BOA	09/2018	USD	38,691	INR	2,648,000	435,984	—
BOA	09/2018	USD	1,626	TRY	7,760	—	7,329
CITNA-B	07/2018 - 04/2019	BRL	71,387	USD	19,792	—	1,667,309
CITNA-B	07/2018 - 08/2018	COP	37,063,400	USD	12,746	—	127,942
CITNA-B	09/2018	PLN	470	USD	130	—	3,922
CITNA-B	09/2018	THB	2,400	USD	75	—	2,320
CITNA-B	10/2018	UAH	87,000	USD	3,039	110,449	—
CITNA-B	07/2018 - 04/2019	USD	13,046	BRL	48,379	666,772	—
CITNA-B	09/2018	USD	7,798	CLP	4,940,000	238,134	—
CITNA-B	09/2018	USD	5,441	HUF	1,475,000	185,607	—
CITNA-B	09/2018	USD	6,721	THB	215,000	215,739	—
CITNA-B	09/2018	USD	19,927	TRY	94,490	43,987	—
DEU	08/2018	EUR	5,460	USD	6,642	—	236,508
DEU	08/2018	USD	13,219	EUR	10,595	789,481	—
GSCO-OT	09/2018 - 02/2019	BRL	16,645	USD	4,592	—	370,747
GSCO-OT	09/2018	COP	496,000	USD	173	—	4,607
GSCO-OT	08/2018	EUR	595	USD	746	—	47,728
GSCO-OT	03/2019	JPY	1,353,000	USD	13,096	—	618,908
GSCO-OT	08/2018	NOK	115,885	USD	14,351	—	87,721
GSCO-OT	02/2019 - 06/2019	USD	17,406	BRL	67,410	662,282	152,535
GSCO-OT	07/2018 - 08/2018	USD	25,842	COP	74,890,000	344,572	—
GSCO-OT	08/2018	USD	14,349	EUR	11,960	318,307	—
GSCO-OT	02/2019	USD	3,500	IDR	51,957,000	—	14,532
GSCO-OT	08/2018	USD	4,690	RUB	299,500	—	58,971

29        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Forward Currency Exchange Contracts (Continued)
Counterparty	Settlement Month(s)	Currency Purchased (000’s)		Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation
HSBC	08/2018	EUR	600	USD	717	$—	$13,016
HSBC	08/2018 - 08/2018	USD	7,810	EUR	6,415	290,301	5,363
JPM	07/2018 - 08/2018	BRL	195,570	USD	51,653	—	1,235,182
JPM	07/2018 - 08/2018	COP	48,422,600	USD	16,717	—	224,178
JPM	08/2018	EUR	6,870	USD	8,261	—	202,120
JPM	09/2018	HUF	94,000	USD	347	—	12,493
JPM	07/2018	IDR	34,944,000	USD	2,494	—	52,649
JPM	09/2018	MXN	250,000	USD	11,965	466,357	—
JPM	09/2018	RUB	299,500	USD	4,763	—	33,566
JPM	10/2018	UAH	43,450	USD	1,521	52,505	—
JPM	07/2018 - 04/2019	USD	56,558	BRL	214,464	1,397,259	—
JPM	07/2018	USD	3,701	COP	10,596,000	87,903	—
JPM	08/2018	USD	10,513	EUR	8,670	342,696	1,114
JPM	02/2019	USD	14,002	IDR	208,700,000	—	114,966
JPM	09/2018	USD	10,874	MXN	227,200	—	423,825
JPM	08/2018	USD	25,911	NOK	209,561	117,062	—
JPM	09/2018	USD	4,760	RUB	299,300	33,543	—
NOM	08/2018	USD	545	EUR	460	5,151	—
TDB	08/2018	USD	38,169	EUR	31,265	1,550,289	59,037

Total Unrealized Appreciation and Depreciation						$11,626,228	$7,330,552

Futures Contracts as of June 30, 2018
Description	Buy/Sell	Expiration Date	Number of Contracts		Notional Amount (000’s)	Value	Unrealized Appreciation/ (Depreciation)
Euro-BUND	Sell	9/06/18	50	EUR	9,445	$9,491,294	$ (46,170)
Euro-BUXL	Sell	9/06/18	48	EUR	9,802	9,960,867	(158,861)
United States Treasury Long Bonds	Buy	9/19/18	14	USD	2,035	2,030,000	(4,852)
United States Treasury Long Bonds	Sell	9/19/18	95	USD	13,698	13,775,000	(76,878)
United States Treasury Nts., 10 yr.	Sell	9/19/18	394	USD	47,234	47,353,875	(120,239)
United States Treasury Nts., 10 yr.	Buy	9/19/18	152	USD	18,262	18,268,500	6,227
United States Treasury Nts., 2 yr.	Sell	9/28/18	587	USD	124,438	124,343,110	95,314
United States Treasury Nts., 2 yr.	Buy	9/28/18	126	USD	26,734	26,690,344	(43,474)
United States Treasury Nts., 5 yr.	Buy	9/28/18	133	USD	15,096	15,111,086	14,929
United States Ultra Bonds	Buy	9/19/18	68	USD	10,666	10,850,250	183,942

							$ (150,062)

Over-the-Counter Options Written at June 30, 2018
Description	Counterparty		Exercise Price	Expiration Date		Number of Contracts	Notional Amount (000’s)	Premiums Received	Value
AUD Currency Put	BOA	USD	0.747	8/9/18	AUD	(37,831,542)	AUD 267,917	$454,402	$(458,859)
BRL Currency Put	CITNA-B	BRL	3.817	8/27/18	BRL	(26,715,500)	BRL 381,650	92,400	(255,668)
BRL Currency Call	CITNA-B	BRL	3.438	8/27/18	BRL	(24,066,000)	BRL 343,800	38,500	(3,923)
BRL Currency Put	GSCO-OT	BRL	4.590	6/7/19	BRL	(103,820,000)	BRL 918,000	684,805	(637,143)
BRL Currency Call	JPM	BRL	3.354	8/2/18	BRL	(94,670,997)	BRL 335,400	129,559	(5,680)
BRL Currency Put	JPM	BRL	3.748	8/2/18	BRL	(105,778,045)	BRL 374,750	307,102	(1,187,570)
CAD Currency Put	TDB	CAD	1.316	8/15/18	CAD	(27,891,717)	CAD 197,385	125,056	(202,243)
CAD Currency Call	TDB	CAD	1.233	8/15/18	CAD	(26,123,977)	CAD 184,875	46,101	(3,788)
CLP Currency Call	JPM	CLP	603.300	8/20/18	CLP	(10,232,605,045)	CLP 90,495,000	59,363	(10,233)
CLP Currency Put	JPM	CLP	654.600	8/20/18	CLP	(11,102,707,215)	CLP 98,190,000	130,770	(244,259)
COP Currency Call	CITNA-B	COP	2660.000	8/13/18	COP	(37,560,550,278)	COP 266,000,000	62,455	—
COP Currency Put	CITNA-B	COP	2972.000	8/13/18	COP	(41,966,148,656)	COP 297,200,000	159,391	(209,831)
COP Currency Call	GSCO-OT	COP	2719.000	8/21/18	COP	(46,124,600,000)	COP 407,850,000	83,462	(46,125)
COP Currency Put	GSCO-OT	COP	3024.000	8/21/18	COP	(51,298,500,000)	COP 453,600,000	239,698	(153,895)
COP Currency Put	JPM	COP	2964.750	8/13/18	COP	(41,863,774,976)	COP 296,475,000	153,208	(209,319)
COP Currency Call	JPM	COP	2645.500	8/13/18	COP	(37,355,802,917)	COP 264,550,000	68,484	—
EUR Currency Call	GSCO-OT	ZAR	15.140	7/3/18	EUR	(7,070,000)	EUR 75,000	77,535	(456,279)
EUR Currency Call	GSCO-OT	HUF	323.970	9/4/18	EUR	(22,620,000)	EUR 210,000	152,951	(569,310)
EUR Currency Put	GSCO-OT	HUF	310.150	9/4/18	EUR	(22,620,000)	EUR 210,000	52,809	(16,113)
EUR Currency Call	GSCO-OT	INR	83.300	9/26/18	EUR	(11,300,000)	EUR 100,000	83,859	(88,018)
EUR Currency Put	GSCO-OT	INR	77.800	9/26/18	EUR	(11,300,000)	EUR 100,000	40,619	(29,995)
IDR Currency Put	GSCO-OT	IDR	14000.000	5/3/18	IDR	(364,000,000,000)	IDR 2,804,900,000	537,316	(1,456,000)
IDR Currency Call	GSCO-OT	IDR	12700.000	2/1/19	IDR	(330,200,000,000)	IDR 2,544,445,000	126,984	—
INR Currency Call	GSCO-OT	INR	63.500	10/15/18	INR	(952,500,000)	INR 6,350,000	28,500	(5,715)
INR Currency Put	GSCO-OT	INR	67.000	10/15/18	INR	(1,005,000,000)	INR 6,700,000	187,500	(559,785)
INR Currency Put	GSCO-OT	INR	70.400	8/27/18	INR	(788,480,000)	INR 7,040,000	71,680	(46,520)

30        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

Over-the-Counter Options Written (Continued)
Description	Counterparty		Exercise Price	Expiration Date		Number of Contracts	Notional Amount (000’s)	Premiums Received	Value
INR Currency Call	GSCO-OT	INR	67.500	8/27/18	INR	(756,000,000)	INR 6,750,000	$30,240	$ (27,216)
KRW Currency Put	GSCO-OT	KRW	1065.000	7/3/18	KRW	(15,975,000,000)	KRW 106,500,000	181,500	(654,975)
KRW Currency Call	GSCO-OT	KRW	1020.000	7/3/18	KRW	(7,650,000,000)	KRW 51,000,000	31,500	—
MXN Currency Put	GSCO-OT	MXN	20.000	7/16/18	MXN	(150,000,000)	MXN 1,000,000	61,792	(101,700)
MXN Currency Put	JPM	MXN	20.200	8/2/18	MXN	(265,125,000)	MXN 2,020,000	151,817	(194,071)
NOK Currency Put	GSCO-OT	NOK	8.067	9/24/18	NOK	(225,865,000)	NOK 1,815,000	518,173	(588,153)
NOK Currency Put	JPM	NOK	8.085	9/25/18	NOK	(137,150,000)	NOK 1,212,750	307,616	(339,446)
RUB Currency Put	JPM	RUB	70.000	6/7/19	RUB	(1,979,100,000)	RUB 17,500,000	793,217	(851,013)
SEK Currency Put	GSCO-OT	SEK	8.606	11/22/18	SEK	(328,500,000)	SEK 2,323,485	1,124,432	(1,554,462)
TRY Currency Put	GSCO-OT	TRY	4.251	7/19/18	TRY	(30,015,000)	TRY 213,825	115,174	(579,199)
ZAR Currency Call	CITNA-B	ZAR	11.870	8/17/18	ZAR	(199,420,000)	ZAR 1,780,500	88,846	(7,578)
ZAR Currency Put	CITNA-B	ZAR	13.460	8/17/18	ZAR	(226,130,000)	ZAR 2,019,000	210,765	(628,868)
ZAR Currency Call	GSCO-OT	ZAR	11.324	5/27/19	ZAR	(79,264,500)	ZAR 1,132,350	71,911	(11,335)
ZAR Currency Put	GSCO-OT	ZAR	13.889	9/7/18	ZAR	(98,146,500)	ZAR 1,041,675	91,483	(194,919)
ZAR Currency Put	GSCO-OT	ZAR	14.646	5/27/19	ZAR	(102,522,000)	ZAR 1,464,600	187,628	(371,642)
Total Over-the-Counter Options Written								$8,160,603	$ (12,960,848)

Centrally Cleared Credit Default Swaps at June 30, 2018
Reference Asset		Buy/Sell Protection	Fixed Rate	Maturity Date		Notional Amount (000’s)	Premiums Received/(Paid)	Value	Unrealized Appreciation/ (Depreciation)
CDX.EM 29		Sell	1.000%	6/20/23	USD	1,000	$40,111	$(39,833)	$ 278
Federative Republic of Brazil		Sell	1.000	6/20/22	USD	2,500	154,768	(117,295)	37,473
MALAYSIA		Buy	1.000	6/20/23	USD	1,500	1,962	4,158	6,120
MALAYSIA		Buy	1.000	6/20/23	USD	1,500	7,852	4,158	12,010
Mexico Government International		Buy	1.000	6/20/23	USD	1,500	(35,200)	23,217	(11,983)
Mexico Government International		Buy	1.000	6/20/23	USD	1,000	(23,480)	15,478	(8,002)
Mexico Government International		Buy	1.000	6/20/23	USD	1,000	(20,838)	15,478	(5,360)
Mexico Government International		Buy	1.000	6/20/23	USD	1,000	(16,323)	15,478	(845)
Mexico Government International		Buy	1.000	6/20/23	USD	1,000	(21,158)	15,478	(5,680)
Mexico Government International		Buy	1.000	6/20/23	USD	1,000	(22,815)	15,478	(7,337)
Mexico Government International		Buy	1.000	6/20/23	USD	1,000	(15,878)	15,478	(400)
Mexico Government International		Buy	1.000	6/20/23	USD	1,000	(19,036)	15,478	(3,558)
Mexico Government International		Buy	1.000	6/20/23	USD	4,300	(87,696)	66,557	(21,139)
Mexico Government International		Buy	1.000	6/20/23	USD	1,000	(14,059)	15,395	1,336
Mexico Government International		Buy	1.000	6/20/23	USD	1,000	(24,118)	15,478	(8,640)
People’s Republic of China		Buy	1.000	6/20/23	USD	4,500	82,220	(68,515)	13,705
Petrobras Global Finance BV		Sell	1.000	12/20/20	USD	1,000	10,178	(27,856)	(17,678)
Petrobras Global Finance BV		Sell	1.000	12/20/20	USD	1,000	10,092	(27,856)	(17,764)
Republic Of South Africa Gover		Buy	1.000	6/20/23	USD	1,000	(54,324)	50,232	(4,092)
Republic Of South Africa Gover		Buy	1.000	6/20/23	USD	2,000	(87,867)	100,464	12,597
Republic Of South Africa Gover		Buy	1.000	6/20/23	USD	850	(38,119)	42,697	4,578
Russian Foreign Bond - Eurobon		Buy	1.000	6/20/23	USD	1,500	(26,883)	27,151	268
Total Cleared Credit Default Swaps							$(200,611)	$176,498	$ (24,113)

Over-the-Counter Credit Default Swaps at June 30, 2018
Reference Asset	Counterparty	Buy/Sell Protection	Fixed Rate	Maturity Date		Notional Amount (000’s)	Premiums Received/(Paid)	Value	Unrealized Appreciation/ (Depreciation)
Eskom Holdings Soc Ltd.	GSCOI	Sell	1.000%	12/20/22	USD	1,500	$124,911	$(211,930)	$ (87,019)
Federative Republic of Brazil	BNP	Sell	1.000	12/20/18	USD	1,190	94,152	916	95,068
Idbi Bank Ltd./difc Dubai	BAC	Sell	1.000	12/20/22	USD	1,000	32,421	(28,350)	4,071
Idbi Bank Ltd./difc Dubai	BNP	Sell	1.000	12/20/22	USD	1,000	30,175	(28,350)	1,825
Oriental Republic of Uruguay	BOA	Sell	1.000	12/20/21	USD	2,697	48,743	20,765	69,508
State Bank of India	BNP	Sell	1.000	9/20/19	USD	1,740	71,791	13,954	85,745
Total Over-the-Counter Credit Default Swaps							$402,193	$(232,995)	$ 169,198

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

31        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Type of Reference Asset on which the Fund Sold Protection	Total Maximum Potential Payments for Selling Credit Protection (Undiscounted)	Amount Recoverable*	Reference Asset Rating Range**(Unaudited)
Non-Investment Grade Corporate Debt Indexes	$ 1,000,000	$ —	BB
Investment Grade Single Name Corporate Debt	1,740,000	—	BBB-
Non-Investment Grade Single Name Corporate Debt	5,500,000	—	BB to CCC+
Investment Grade Sovereign Debt	2,697,000	—	BBB
Non-Investment Grade Sovereign Debt	3,690,000	—	BB-

Total USD	$ 14,627,000	$ —

*The Fund has no amounts recoverable from related purchased protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

**The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.

Centrally Cleared Interest Rate Swaps at June 30, 2018
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date		Notional Amount (000’s)	Premiums Received / (Paid)	Value	Unrealized Appreciation/ (Depreciation)
BAC	Receive	Six-Month EUR EURIBOR	1.123%	3/8/28	EUR	2,475	$—	$(86,703)	$ (86,703)
BAC	Receive	Six-Month JPY BBA LIBOR	0.296	11/29/27	JPY	4,654,000	—	(258,139)	(258,139)
BNP	Pay	BZDI	7.515	1/2/19	BRL	108,825	—	106,726	106,726
BNP	Pay	BZDI	9.130	1/4/21	BRL	27,415	—	(8,475)	(8,475)
CITNA-B	Pay	Six-Month HUF BUBOR	2.205	3/8/28	HUF	825,000	—	(164,091)	(164,091)
CITNA-B	Pay	MXN TIIE BANXICO	6.600	6/21/22	MXN	134,240	—	(303,338)	(303,338)
CITNA-B	Pay	Six-Month PLN WIBOR WIBO	2.990	11/17/27	PLN	5,770	—	38,423	38,423
DEU	Pay	JIBA3M	8.310	6/29/28	ZAR	28,300	76	2,553	2,629
DEU	Receive	JIBA3M	7.120	6/29/19	ZAR	202,850	—	(1,569)	(1,569)
DEU	Pay	Three-Month ZAR JIBAR SAFEX	7.675	2/21/22	ZAR	26,465	—	7,755	7,755
GSCOI	Pay	BZDI	11.730	1/2/25	BRL	17,600	—	36,629	36,629
GSCOI	Pay	BZDI	10.875	1/4/27	BRL	15,070	—	(115,359)	(115,359)
GSCOI	Pay	EUR006M	1.553	7/4/44	EUR	4,331	—	102,606	102,606
GSCOI	Pay	BZDI	11.590	1/2/25	BRL	17,700	—	18,549	18,549
GSCOI	Pay	COOVIBR	4.610	6/7/20	COP	20,710,000	—	(33,649)	(33,649)
GSCOI	Receive	Six-Month EUR EURIBOR	1.596	4/4/28	EUR	19,200	—	(121,566)	(121,566)
GSCOI	Pay	Six-Month CHF BBA LIBOR	0.884	4/4/28	CHF	21,600	—	(34,195)	(34,195)
GSCOI	Pay	EUR006M	0.861	8/15/27	EUR	8,030	—	35,444	35,444
GSCOI	Pay	EUR006M	1.482	7/4/44	EUR	3,200	—	17,574	17,574
JPM	Pay	Six-Month HUF BUBOR	1.865	1/24/28	HUF	375,735	—	(109,196)	(109,196)
JPM	Pay	Three-Month ZAR JIBAR SAFEX	7.930	11/27/22	ZAR	15,000	—	10,737	10,737
SIB	Pay	BZDI	9.825	7/1/20	BRL	500,000	—	(273,792)	(273,792)
SIB	Pay	BZDI	11.605	1/2/25	BRL	35,330	—	40,105	40,105

Total of Centrally Cleared Interest Rate Swaps							$76	$(1,092,971)	$ (1,092,895)

Over-the-Counter Interest Rate Swaps at June 30, 2018
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date		Notional Amount (000’s)	Premiums Received / (Paid)	Value	Unrealized Appreciation/ (Depreciation)
BOA	Pay	Six-Month THB THBFIX	2.200%	3/20/22	THB	99,500	$—	$36,512	$ 36,512
BOA	Pay	NSERO	6.623	3/20/20	INR	2,035,500	—	(157,383)	(157,383)
BOA	Receive	Six-Month INR FBIL MIBOR OIS Compound	6.705	3/8/23	INR	736,875	—	244,873	244,873
BOA	Pay	NSERO	6.700	3/8/20	INR	3,223,125	—	(213,311)	(213,311)

BOA	Pay	Six-Month INR FBIL MIBOR OIS Compound	6.330	1/31/22	INR	210,000	—	(73,576)	(73,576)
BOA	Receive	Six-Month INR FBIL MIBOR OIS Compound	6.620	3/20/23	INR	458,000	—	178,545	178,545

32        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

Over-the-Counter Interest Rate Swaps (Continued)
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date		Notional Amount (000’s)	Premiums Received / (Paid)	Value	Unrealized Appreciation/ (Depreciation)
CITNA-B	Receive	THFX6M	1.605%	6/6/20	THB	339,000	$—	$(9,354)	$ (9,354)
GSCOI	Receive	CNY- CNREPOFIX=CFXS	3.785	3/27/23	CNY	28,120	—	(95,190)	(95,190)
GSCOI	Receive	THFX6M	1.500	4/24/20	THB	1,118,750	—	24,192	24,192
GSCOI	Pay	THFX6M	1.955	4/24/23	THB	459,080	—	(73,714)	(73,714)
GSCOI	Pay	Six-Month CLP TNA	3.620	2/8/23	CLP	1,822,500	—	(9,250)	(9,250)
JPM	Pay	Six-Month THB THBFIX	2.603	3/24/27	THB	53,200	—	21,440	21,440
JPM	Receive	Three-Month MYR KLIBOR BNM	4.005	2/21/22	MYR	13,230	—	(13,945)	(13,945)
SCB	Pay	Three-Month MYR KLIBOR BNM	3.310	8/19/21	MYR	45,000	—	(183,978)	(183,978)

Total of Over-the-Counter Interest Rate Swaps							$—	$(324,139)	$ (324,139)

Over-the-Counter Credit Default Swaptions Written at June 30, 2018
Description	Counterparty	Buy/Sell Protection	Reference Asset	Fixed Rate	Expiration Date			Notional Amount (000’s)	Premiums Received	Value
Credit Default Swap maturing 6/20/23 Call	JPM	Sell	CDX.NA.HY.30	5.000%	9/19/18	USD		56,486	$372,808	$ (276,838)

Over-the-Counter Interest Rate Swaptions Written at June 30, 2018
Description	Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date		Notional	Amount (000’s)	Premiums Received	Value
Interest Rate Swap maturing 5/14/29 Call	BAC	Receive	Three-Month USD-LIBOR-BBA	3.103%	5/9/19	USD		49,420	$1,088,935	$ (1,324,361)
Interest Rate Swap maturing 4/26/49 Call	BAC	Receive	Six-Month EUR- EURIBOR- Reuters	1.452	4/24/19	EUR		3,530	99,169	(117,714)
Interest Rate Swap maturing 12/20/18 Call	BAC	Receive	Six-Month EUR- EURIBOR- Reuters	1.350	12/20/18	EUR		6,090	55,141	(85,564)
Interest Rate Swap maturing 4/26/49 Call	BAC	Pay	Six-Month EUR- EURIBOR- Reuters	1.887	4/24/19	EUR		3,530	81,923	(37,421)
Interest Rate Swap maturing 5/31/20 Call	BOA	Pay	Three-Month USD-LIBOR-BBA	2.718	5/29/19	USD		282,730	565,460	(980,270)
Interest Rate Swap maturing 6/12/20 Call	BOA	Pay	Three-Month USD-LIBOR-BBA	2.972	6/10/19	USD		282,730	605,042	(588,977)
Interest Rate Swap maturing 4/25/29 Call	BOA	Receive	Three-Month USD-LIBOR-BBA	2.980	4/23/19	USD		28,250	526,863	(578,636)
Interest Rate Swap maturing 12/12/19 Call	BOA	Pay	Three-Month USD-LIBOR-BBA	2.820	12/10/18	USD		282,730	356,240	(323,833)
Interest Rate Swap maturing 9/14/23 Call	GSCOI	Pay	Six-Month PLN- WIBOR-WIBO	2.610	9/12/18	PLN		11,315	14,833	(7,969)
Interest Rate Swap maturing 5/16/29 Call	GSCOI	Pay	Three-Month USD-LIBOR-BBA	3.098	5/14/19	USD		31,785	692,913	(848,894)
Interest Rate Swap maturing 4/26/49 Call	GSCOI	Pay	Six-Month EUR- EURIBOR- Reuters	1.885	4/24/19	EUR		2,190	50,825	(23,416)
Interest Rate Swap maturing 9/21/48 Call	GSCOI	Pay	Three-Month USD-LIBOR-BBA	3.150	9/19/18	USD		28,300	198,100	(208,992)
Interest Rate Swap maturing 4/26/49 Call	GSCOI	Receive	Six-Month EUR- EURIBOR- Reuters	1.450	4/24/19	EUR		2,190	61,524	(72,495)
Interest Rate Swap maturing 7/26/28 Call	JPM	Receive	Six-Month EUR- EURIBOR- Reuters	1.057	7/24/18	EUR		17,425	94,224	(321,996)
Interest Rate Swap maturing 7/9/28 Call	JPM	Pay	Three-Month USD-LIBOR-BBA	3.000	7/5/18	USD		141,145	846,870	(80,018)
Interest Rate Swap maturing 7/26/28 Call	JPM	Pay	Six-Month EUR- EURIBOR- Reuters	1.258	7/24/18	EUR		17,425	47,860	(490)

Total Over-the-Counter Interest Rate Swaptions Written									$5,385,922	$ (5,601,046)

Glossary:
Counterparty Abbreviations
BAC	Barclays Bank plc
BNP	BNP Paribas
BOA	Bank of America NA

33        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Counterparty Abbreviations (Continued)
CITNA-B	Citibank NA
DEU	Deutsche Bank AG
GSCOI	Goldman Sachs International
GSCO-OT	Goldman Sachs Bank USA
HSBC	HSBC Bank USA NA
JPM	JPMorgan Chase Bank NA
NOM	Nomura Global Financial Products, Inc.
SCB	Standard Chartered Bank
SIB	Banco Santander SA
TDB	Toronto Dominion Bank

Currency abbreviations indicate amounts reporting in currencies
ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNY	Chinese Renminbi
COP	Colombian Peso
EGP	Egyptian Pounds
EUR	Euro
HUF	Hungarian Forint
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Nuevo Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
PEN	Peruvian New Sol
PLN	Polish Zloty
RUB	Russian Ruble
SEK	Swedish Krona
THB	Thailand Baht
TRY	New Turkish Lira
UAH	Ukraine Hryvnia
UYU	Uruguay Peso
ZAR	South African Rand

Definitions
30YR CMT	30 Year Constant Maturity Treasury
BANXICO	Banco de Mexico
BBA LIBOR	British Bankers’ Association London - Interbank Offered Rate
BNM	Bank Negra Malaysia
BUBOR	Budapest Interbank Offered Rate
BUND	German Federal Obligation
BUXL	German Federal Obligation
BZDI	Brazil Interbank Deposit Rate
CDX.EM 29	Markit CDX Emerging Markets Index
CDX.NA.HY.30	Markit CDX North American High Yield
CNREPOFIX=CFXS	Repurchase Fixing Rates
COOVIBR	Columbia IBR Overnight Nominal Interbank Reference Rate
EURIBOR	Euro Interbank Offered Rate
EUSA10	EUR Swap Annual 10 Year
EUSA11	EUR Swap Annual 11 Year
EUSA5	EUR Swap Annual 5 Year
EUSA8	EUR Swap Annual 8 Year
FBIL	Financial Benchmarks India Private Ltd.
H15T5Y	US Treasury Yield Curve Rate T Note Constant Maturity 5 Year
H15T10Y	US Treasury Yield Curve Rate T Note Constant Maturity 10 Year
H15T1Y	US Treasury Yield Curve Rate T Note Constant Maturity 1 Year
ICE LIBOR	Intercontinental Exchange London Interbank Offered Rate
JIBA3M	South Africa Johannesburg Interbank Agreed Rate 3 Month
JIBAR SAFEX	South Africa Johannesburg Interbank Agreed Rate/Futures Exchange
KLIBOR	Kuala Lumpur Interbank Offered Rate
LIBOR	London Interbank Offered Rate
LIBOR01M	ICE LIBOR USD 1 Month
LIBOR4	London Interbank Offered Rate-Yearly
LIBOR4	London Interbank Offered Rate-Quarterly

34        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

Definitions (Continued)
LIBOR12	London Interbank Offered Rate-Monthly
MIBOR	Mumbai Interbank Offered Rate
NSERO	Indian Rupee Floating Rate
OIS	Overnight Index Swap
THBFIX	Thai Baht Interest Rate Fixing
THFX6M	Thai 6 Month Reference Rate
TIIE	Interbank Equilibrium Interest Rate
TNA	Non-Deliverable CLP Camara
US0001M	ICE LIBOR USD 1 Month
US0003M	ICE LIBOR USD 3 Month
USISDA05	USD ICE Swap Rate 11:00am NY 5 Year
USSW5	USD Swap Semi 30/360 5 Year
WIBOR WIBO	Poland Warsaw Interbank Offer Bid Rate

See accompanying Notes to Consolidated Financial Statements.

35        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES June 30, 2018 Unaudited

Assets
Investments, at value—see accompanying consolidated statement of investments:
Unaffiliated companies (cost $1,336,658,768)	$1,282,691,621
Affiliated companies (cost $414,230,496)	411,252,517
1,693,944,138
Cash	25,028,493
Cash—foreign currencies (cost $2,261,716)	2,125,547
Cash used for collateral on futures	1,601,000
Cash used for collateral on OTC derivatives	11,164,000
Cash used for collateral on centrally cleared swaps	8,624,313
Cash used for collateral on forward roll transactions	36,000
Unrealized appreciation on forward currency exchange contracts	11,626,228
Swaps, at value (premiums received $214,686)	541,197
Centrally cleared swaps, at value (net premiums paid $497,904)	874,954
Receivables and other assets:
Investments sold (including $140,490,854 sold on a when-issued or delayed delivery basis)	144,706,620
Interest, dividends and principal paydowns	17,828,203
Shares of beneficial interest sold	320,627
Variation margin receivable	14,666
Other	1,136,061
Total assets	1,919,572,047
Liabilities
Unrealized depreciation on forward currency exchange contracts	7,330,552
Options written, at value (premiums received $8,160,603)	12,960,848
Swaps, at value (premiums received $187,507)	1,098,331
Centrally cleared swaps, at value (premiums received $297,369)	1,791,427
Swaptions written, at value (premiums received $5,758,730)	5,877,884
Payables and other liabilities:
Investments purchased (including $319,708,090 purchased on a when-issued or delayed delivery basis)	330,278,611
Shares of beneficial interest redeemed	1,005,925
Distribution and service plan fees	244,959
Trustees’ compensation	136,969
Shareholder communications	84,759
Variation margin payable	67,180
Other	188,750
Total liabilities	361,066,195
Net Assets	$1,558,505,852

Composition of Net Assets
Par value of shares of beneficial interest	$322,397
Additional paid-in capital	1,756,538,906
Accumulated net investment income	51,755,801
Accumulated net realized loss on investments and foreign currency transactions	(190,475,991)
Net unrealized depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(59,635,261)
Net Assets	$1,558,505,852

Net Asset Value Per Share
Non-Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $376,758,570 and 79,723,270 shares of beneficial interest outstanding)	$4.73
Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $1,181,747,282 and 242,673,413 shares of beneficial interest outstanding)	$4.87

See accompanying Notes to Consolidated Financial Statements.

36        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF OPERATIONS For the Six Months Ended June 30, 2018 Unaudited

Allocation of Income and Expenses from Master Funds[1]
Net investment income allocated from Oppenheimer Master Event-Linked Bond Fund, LLC:
Interest	$1,175,823
Dividends	17,397
Net expenses	(76,257)
Net investment income allocated from Oppenheimer Master Event-Linked Bond Fund, LLC	1,116,963
Net investment income allocated from Oppenheimer Master Loan Fund, LLC
Interest	6,221,470
Dividends	163,744
Net expenses	(410,798)
Net investment income allocated from Oppenheimer Master Loan Fund, LLC	5,974,416
Total allocation of net investment income from master funds	7,091,379
Investment Income
Interest — unaffiliated companies (net of foreign withholding taxes of $377,754)	35,344,031
Fee income on when-issued securities	950,925
Dividends:
Unaffiliated companies	571,661
Affiliated companies	1,189,333
Total investment income	38,055,950
Expenses
Management fees	5,008,913
Distribution and service plan fees—Service shares	1,540,874
Transfer and shareholder servicing agent fees:
Non-Service shares	236,029
Service shares	739,620
Shareholder communications:
Non-Service shares	25,798
Service shares	80,768
Custodian fees and expenses	68,715
Trustees’ compensation	31,638
Borrowing fees	30,772
Other	268,447
Total expenses	8,031,574
Less reduction to custodian expenses	(3,287)
Less waivers and reimbursements of expenses	(576,305)
Net expenses	7,451,982
Net Investment Income	37,695,347

37        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF OPERATIONS Unaudited / Continued

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions in:
Unaffiliated companies (including premiums on options exercised) (net of foreign capital gains tax of $54,208)	(13,230,473)
Affiliated companies	(170,400)
Option contracts written	(10,787,760)
Futures contracts	(2,492,701)
Foreign currency transactions	98,057
Forward currency exchange contracts	7,992,129
Swap contracts	2,620,603
Swaption contracts written	840,324
Net realized gain (loss) allocated from:
Oppenheimer Master Event-Linked Bond Fund, LLC	(345,407)
Oppenheimer Master Loan Fund, LLC	527,557
Net realized loss	(14,948,071)
Net change in unrealized appreciation/depreciation on:
Investment transactions in:
Unaffiliated companies	(69,417,537)
Affiliated companies	(99,687)
Translation of assets and liabilities denominated in foreign currencies	(636,068)
Forward currency exchange contracts	5,480,596
Futures contracts	(1,106,070)
Option contracts written	(5,087,927)
Swap contracts	(2,108,057)
Swaption contracts written	(511,371)
Net change in unrealized appreciation/depreciation allocated from:
Oppenheimer Master Event-Linked Bond Fund, LLC	(133,613)
Oppenheimer Master Loan Fund, LLC	(1,570,565)
Net change in unrealized appreciation/depreciation	(75,190,299)
Net Decrease in Net Assets Resulting from Operations	$(52,443,023)

1. The Fund invests in certain affiliated mutual funds that expect to be treated as partnerships for tax purposes. See Note 4 of the accompanying Consolidated Notes.

See accompanying Notes to Consolidated Financial Statements.

38        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	June 30, 2018	Year Ended
	(Unaudited)	December 31, 2017
Operations
Net investment income	$37,695,347	$71,440,901
Net realized gain (loss)	(14,948,071)	6,249,553
Net change in unrealized appreciation/depreciation	(75,190,299)	22,696,681
Net increase (decrease) in net assets resulting from operations	(52,443,023)	100,387,135
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Non-Service shares	(18,866,160)	(9,178,475)
Service shares	(54,450,672)	(25,692,448)
	(73,316,832)	(34,870,923)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Non-Service shares	14,658,341	(23,313,057)
Service shares	(1,418,702)	(56,507,178)
	13,239,639	(79,820,235)
Net Assets
Total decrease	(112,520,216)	(14,304,023)
Beginning of period	1,671,026,068	1,685,330,091
End of period (including accumulated net investment income of $51,755,801 and $87,377,286, respectively)	$1,558,505,852	$1,671,026,068

See accompanying Notes to Consolidated Financial Statements.

39        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED FINANCIAL HIGHLIGHTS

Non-Service Shares	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Per Share Operating Data
Net asset value, beginning of period	$5.13	$4.94	$4.88	$5.30	$5.38	$5.67
Income (loss) from investment operations:
Net investment income[1]	0.12	0.22	0.20	0.23	0.26	0.28
Net realized and unrealized gain (loss)	(0.27)	0.09	0.11	(0.34)	(0.11)	(0.29)
Total from investment operations	(0.15)	0.31	0.31	(0.11)	0.15	(0.01)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.25)	(0.12)	(0.25)	(0.31)	(0.23)	(0.28)
Net asset value, end of period	$4.73	$5.13	$4.94	$4.88	$5.30	$5.38

Total Return, at Net Asset Value[2]	(2.96)%	6.27%	6.53%	(2.26)%	2.84%	(0.13)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$376,759	$393,337	$401,308	$429,710	$586,951	$738,741
Average net assets (in thousands)	$396,519	$400,945	$416,054	$510,765	$707,673	$734,707
Ratios to average net assets:[3,4]
Net investment income	4.83%	4.40%	4.00%	4.51%	4.73%	5.12%
Expenses excluding specific expenses listed below	0.86%	0.82%	0.79%	0.76%	0.74%	0.74%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]	0.00%	0.00%
Total expenses[6]	0.86%	0.82%	0.79%	0.76%	0.74%	0.74%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.79%	0.76%	0.74%	0.73%	0.71%	0.72%
Portfolio turnover rate[7]	42%	74%	80%	79%	93%	107%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended June 30, 2018	0.88%
Year Ended December 31, 2017	0.83%
Year Ended December 31, 2016	0.80%
Year Ended December 31, 2015	0.77%
Year Ended December 31, 2014	0.75%
Year Ended December 31, 2013	0.74%

7. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Six Months Ended June 30, 2018	$1,343,671,924	$1,370,524,884
Year Ended December 31, 2017	$2,271,944,419	$2,153,905,799
Year Ended December 31, 2016	$1,798,210,272	$1,766,445,159
Year Ended December 31, 2015	$1,225,140,927	$1,266,426,777
Year Ended December 31, 2014	$1,348,552,640	$1,337,346,996
Year Ended December 31, 2013	$4,294,357,677	$4,679,296,373

See accompanying Notes to Consolidated Financial Statements.

40        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

Service Shares	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Per Share Operating Data
Net asset value, beginning of period	$5.27	$5.07	$5.00	$5.42	$5.50	$5.79
Income (loss) from investment operations:
Net investment income[1]	0.12	0.22	0.19	0.23	0.25	0.27
Net realized and unrealized gain (loss)	(0.29)	0.08	0.12	(0.35)	(0.11)	(0.29)
Total from investment operations	(0.17)	0.30	0.31	(0.12)	0.14	(0.02)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.23)	(0.10)	(0.24)	(0.30)	(0.22)	(0.27)
Net asset value, end of period	$4.87	$5.27	$5.07	$5.00	$5.42	$5.50

Total Return, at Net Asset Value[2]	(3.15)%	6.04%	6.27%	(2.49)%	2.49%	(0.37)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,181,747	$1,277,689	$1,284,022	$1,375,143	$1,551,247	$1,716,026
Average net assets (in thousands)	$1,242,279	$1,295,999	$1,332,343	$1,496,350	$1,646,615	$1,794,640
Ratios to average net assets:[3,4]
Net investment income	4.58%	4.15%	3.75%	4.26%	4.48%	4.88%
Expenses excluding specific expenses listed below	1.11%	1.07%	1.04%	1.01%	0.99%	0.99%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]	0.00%	0.00%
Total expenses[6]	1.11%	1.07%	1.04%	1.01%	0.99%	0.99%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.04%	1.01%	0.99%	0.98%	0.96%	0.97%
Portfolio turnover rate[7]	42%	74%	80%	79%	93%	107%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended June 30, 2018	1.13%
Year Ended December 31, 2017	1.08%
Year Ended December 31, 2016	1.05%
Year Ended December 31, 2015	1.02%
Year Ended December 31, 2014	1.00%
Year Ended December 31, 2013	0.99%

7. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Six Months Ended June 30, 2018	$1,343,671,924	$1,370,524,884
Year Ended December 31, 2017	$2,271,944,419	$2,153,905,799
Year Ended December 31, 2016	$1,798,210,272	$1,766,445,159
Year Ended December 31, 2015	$1,225,140,927	$1,266,426,777
Year Ended December 31, 2014	$1,348,552,640	$1,337,346,996
Year Ended December 31, 2013	$4,294,357,677	$4,679,296,373

See accompanying Notes to Consolidated Financial Statements.

41        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS June 30, 2018 Unaudited

1. Organization

Oppenheimer Global Strategic Income Fund/VA (the “Fund”), a separate series of Oppenheimer Variable Account Funds, is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s main investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Basis for Consolidation. The Fund has established a Cayman Islands exempted company, Oppenheimer Global Strategic Income Fund/VA (Cayman) Ltd., which is wholly-owned and controlled by the Fund (the “Subsidiary”). The Fund and Subsidiary are both managed by the Manager. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in Regulation S securities. The Fund applies its investment restrictions and compliance policies and procedures, on a look-through basis, to the Subsidiary.

The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated. At period end, the Fund owned 167,626 shares with net assets of $14,101,192 in the Subsidiary.

Other financial information at period end:

Total market value of investments	$478,587
Net assets	$14,101,192
Net income (loss)	$(3,304)
Net realized gain (loss)	$(268,846)
Net change in unrealized appreciation/depreciation	$(91,955)

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at market close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the values are presented at the foreign exchange rates at market close, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments shown in the Consolidated Statement of Operations.

For securities, which are subject to foreign withholding tax upon disposition, realized and unrealized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as determined necessary by the Manager.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends

42        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

2. Significant Accounting Policies (Continued)

where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, and capital gains taxes on foreign investments, if any, have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations. Interest income, if any, is recognized on an accrual basis. Discount and premium, which are included in interest income on the Consolidated Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Consolidated Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended December 31, 2017, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

Subchapter M requires, among other things, that at least 90% of the Fund’s gross income be derived from securities or derived with respect to its business of investing in securities (typically referred to as “qualifying income”). Income from commodity-linked derivatives may not be treated as “qualifying income” for purposes of the 90% gross income requirement. The Internal Revenue Service (IRS) has previously issued a number of private letter rulings which conclude that income derived from commodity index-linked notes and investments in a wholly-owned subsidiary will be “qualifying income.” As a result, the Fund will gain exposure to commodities through commodity-linked notes and its wholly-owned subsidiary.

The IRS has suspended the granting of private letter rulings pending further review. As a result, there can be no assurance that the IRS will not change its position with respect to commodity-linked notes and wholly-owned subsidiaries. In addition, future legislation and guidance from the Treasury and the IRS may adversely affect the fund’s ability to gain exposure to commodities through commodity-linked notes and its wholly-owned subsidiary.

The Fund is required to include in income for federal income tax purposes all of the subsidiary’s net income and gains whether or not such income is distributed by the subsidiary. Net income and gains from the subsidiary are generally treated as ordinary income by the Fund, regardless of the character of the subsidiary’s underlying income. Net losses from the subsidiary do not pass through to the Fund for federal income tax purposes.

During the fiscal year ended December 31, 2017, the Fund utilized $3,016,001 of capital loss carryforwards to offset capital gains realized in that fiscal year. For the fiscal year ended December 31, 2017, the Fund had capital loss carryforwards of $162,638,535. Capital losses will be carried forward to future years if not offset by gains.

At period end, it is estimated that the capital loss carryforwards would be $177,586,606. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the reporting period, it is estimated that the Fund will not utilize any capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$1,751,316,515

Federal tax cost of other investments	(143,683,179)

Total federal tax cost	$1,607,633,336

Gross unrealized appreciation	$31,928,686

Gross unrealized depreciation	(91,991,198)

Net unrealized depreciation	$(60,062,512)

43        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern Time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, short-term notes, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, sometimes at lower prices than institutional round lot trades. Standard inputs generally considered by third-party pricing vendors include reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, as well as other appropriate factors.

Loans are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers. Standard inputs generally considered by third-party pricing vendors include information obtained from market participants regarding broker-dealer price quotations.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers. Standard inputs generally considered by third-party pricing vendors include market information relevant to the underlying reference asset such as the price of financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates, or the occurrence of other specific events.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager regularly compares prior day prices and sale prices to the current day

44        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

3. Securities Valuation (Continued)

prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Consolidated Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Asset-Backed Securities	$—	$43,719,287	$—	$43,719,287
Mortgage-Backed Obligations	—	311,562,690	—	311,562,690
Foreign Government Obligations	—	266,827,397	—	266,827,397
Corporate Loans	—	5,614,549	—	5,614,549
Corporate Bonds and Notes	—	615,866,475	27,561	615,894,036
Preferred Stocks	21,485,974	—	—	21,485,974
Common Stocks	530,152	41,922	78,263	650,337
Rights, Warrants and Certificates	—	19,528	128,945	148,473
Structured Securities	—	3,771,975	—	3,771,975
Short-Term Notes	—	6,877,917	—	6,877,917
Investment Companies	143,506,690	267,745,827	—	411,252,517
Over-the-Counter Options Purchased	—	2,477,123	—	2,477,123
Over-the-Counter Credit Default Swaption Purchased	—	662,581	—	662,581
Over-the-Counter Interest Rate Swaptions Purchased	—	2,999,282	—	2,999,282

Total Investments, at Value	165,522,816	1,528,186,553	234,769	1,693,944,138
Other Financial Instruments:
Swaps, at value	—	541,197	—	541,197
Centrally cleared swaps, at value	—	874,954	—	874,954
Futures contracts	300,412	—	—	300,412
Forward currency exchange contracts	—	11,626,228	—	11,626,228

Total Assets	$165,823,228	$1,541,228,932	$234,769	$1,707,286,929

Liabilities Table
Other Financial Instruments:
Swaps, at value	$—	$(1,098,331)	$—	$(1,098,331)
Centrally cleared swaps, at value	—	(1,791,427)	—	(1,791,427)
Options written, at value	—	(12,960,848)	—	(12,960,848)
Futures contracts	(450,474)	—	—	(450,474)
Forward currency exchange contracts	—	(7,330,552)	—	(7,330,552)
Swaptions written, at value	—	(5,877,884)	—	(5,877,884)

Total Liabilities	$(450,474)	$(29,059,042)	$—	$(29,509,516)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

45        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

The table below shows the transfers between Level 2 and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers into Level 2*	Transfers out of Level 3*
Assets Table
Investments, at Value:
Mortgage-Backed Obligations	$51,559	$(51,559)
Structured Securities	223,349	(223,349)

Total Assets	$274,908	$(274,908)

* Transferred from Level 3 to Level 2 due to the availability of market data for this security.

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Consolidated Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Investment in Oppenheimer Master Funds. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the 1940 Act, as amended, that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Loan Fund, LLC (“Master Loan”) and Oppenheimer Master Event-Linked Bond Fund, LLC (“Master Event-Linked Bond”) (the “Master Funds”). Each Master Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Master Fund than in another, the Fund will have greater exposure to the risks of that Master Fund.

The investment objective of Master Loan is to seek income. The investment objective of Master Event-Linked Bond is to seek total return. The Fund’s investments in the Master Funds are included in the Consolidated Statement of Investments. The Fund recognizes income and gain/(loss) on its investments in each Master Fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Funds. As a shareholder, the Fund is subject to its proportional share of the Master Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Master Funds. The Fund owns 16.9% of Master Loan and 8.7% of Master Event-Linked Bond at period end.

Structured Securities. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note’s market value

46        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

4. Investments and Risks (Continued)

relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Consolidated Statement of Operations. The Fund records a realized gain or loss when a structured security is sold or matures.

Loans. The Fund invests in loans made to U.S. and foreign borrowers that are corporations, partnerships or other business entities. The Fund will do so directly as an original lender or by assignment or indirectly through participation agreements or certain derivative instruments. While many of these loans will be collateralized, the Fund can also invest in uncollateralized loans. Loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancing of borrowers. The loans often pay interest at rates that float above (or are adjusted periodically based on) a benchmark that reflects current interest rates although the Fund can also invest in loans with fixed interest rates.

When investing in loans, the Fund generally will have a contractual relationship only with the lender, not with the relevant borrower. As a result, the Fund generally will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the relevant borrower. The Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the institution selling the participation to the Fund.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$319,708,090
Sold securities	140,490,854

The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.

Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.

At period end, the Fund pledged $36,000 of collateral to the counterparty for forward roll transactions.

Restricted Securities. At period end, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Consolidated Statement of Investments. Restricted securities are reported on a schedule following the Consolidated Statement of Investments.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the

47        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest and/or principal payment.

Information concerning securities not accruing interest at period end is as follows:

Cost	$3,557,221
Market Value	$906,040
Market Value as % of Net Assets	0.06%

Sovereign Debt Risk. The Fund invests in sovereign debt securities, which are subject to certain special risks. These risks include, but are not limited to, the risk that a governmental entity may delay or refuse, or otherwise be unable, to pay interest or repay the principal on its sovereign debt. There may also be no legal process for collecting sovereign debt that a government does not pay or bankruptcy proceedings through which all or part of such sovereign debt may be collected. In addition, a restructuring or default of sovereign debt may also cause additional impacts to the financial markets, such as downgrades to credit ratings, reduced liquidity and increased volatility, among others.

Shareholder Concentration. At period end, two shareholders each owned 20% or more of the Fund’s total outstanding shares.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its

48        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

6. Use of Derivatives (Continued)

obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Consolidated Statement of Investments. The unrealized appreciation (depreciation) is reported in the Consolidated Statement of Assets and Liabilities as a receivable (or payable) and in the Consolidated Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Consolidated Statement of Operations.

The Fund may enter into forward foreign currency exchange contracts in order to decrease exposure to foreign exchange rate risk associated with either specific transactions or portfolio instruments or to increase exposure to foreign exchange rate risk.

During the reporting period, the Fund had daily average contract amounts on forward contracts to buy and sell of $281,280,786 and $420,973,926, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Consolidated Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Consolidated Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Consolidated Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Consolidated Statement of Operations. Realized gains (losses) are reported in the Consolidated Statement of Operations at the closing or expiration of futures contracts.

The Fund may purchase and/or sell financial futures contracts and options on futures contracts to gain exposure to, or decrease exposure to interest rate risk, equity risk, foreign exchange rate risk, volatility risk, or commodity risk.

During the reporting period, the Fund had an ending monthly average market value of $114,989,095 and $204,679,087 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Consolidated Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Consolidated Statement of Operations.

Foreign Currency Options. The Fund may purchase or write call and put options on currencies to increase or decrease exposure to foreign exchange rate risk. A purchased call, or written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price. A purchased put, or written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

Index/Security Options. The Fund may purchase or write call and put options on individual equity securities and/or equity indexes to increase or decrease exposure to equity risk. A purchased call or written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price. A purchased put or written call option becomes more valuable as the price of the underlying financial instrument

49        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

depreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $1,161,904 and $662,459 on purchased call options and purchased put options, respectively.

Options written, if any, are reported in a schedule following the Consolidated Statement of Investments and as a liability in the Consolidated Statement of Assets and Liabilities. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Consolidated Statement of Investments.

The risk in writing a call option is the market price of the underlying security increasing above the strike price and the option being exercised. The Fund must then purchase the underlying security at the higher market price and deliver it for the strike price or, if it owns the underlying security, deliver it at the strike price and forego any benefit from the increase in the price of the underlying security above the strike price. The risk in writing a put option is the market price of the underlying security decreasing below the strike price and the option being exercised. The Fund must then purchase the underlying security at the strike price when the market price of the underlying security is below the strike price. Alternatively, the Fund could also close out a written option position, in which case the risk is that the closing transaction will require a premium to be paid by the Fund that is greater than the premium the Fund received. When writing options, the Fund has the additional risk that there may be an illiquid market where the Fund is unable to close the contact. The risk in buying an option is that the Fund pays a premium for the option, and the option may be worth less than the premium paid or expire worthless.

During the reporting period, the Fund had an ending monthly average market value of $1,079,265 and $6,936,337 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Consolidated Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Consolidated Statement of Assets and Liabilities. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Consolidated Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Consolidated Statement of Operations.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a contract that enables an investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset. Upon exercise of the contract the difference between such value and the notional amount is recorded as realized gain (loss) and is included on the Consolidated Statement of Operations.

The Fund may purchase or sell credit protection through credit default swaps to increase or decrease exposure to the credit risk of individual issuers and/or indexes of issuers that are either unavailable or considered to be less attractive in the bond market.

For the reporting period, the Fund had ending monthly average notional amounts of $23,055,714 and $17,267,714 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

50        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

6. Use of Derivatives (Continued)

Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified floating interest rate while the other is typically a fixed interest rate.

The Fund may enter into interest rate swaps in which it pays the fixed or floating interest rate in order to increase or decrease exposure to interest rate risk. Typically, if relative interest rates rise, floating payments under a swap agreement will be greater than the fixed payments.

For the reporting period, the Fund had ending monthly average notional amounts of $194,972,362 and $358,581,904 on interest rate swaps which pay a fixed rate and interest rate swaps which receive a fixed rate, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Total Return Swap Contracts. A total return swap is an agreement between counterparties to exchange periodic payments based on the value of asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate) and the other on the total return of a reference asset (such as a security or a basket of securities or securities index). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and/or include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.

The Fund may enter into total return swaps to increase or decrease exposure to the credit risk of various indexes or basket of securities. These credit risk related total return swaps require the Fund to pay to, or receive payments from, the counterparty based on the movement of credit spreads of the related indexes or securities.

For the reporting period, the Fund had ending monthly average notional amounts of $2,384,825 on total return swaps which are long the reference asset.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

Purchased swaptions are reported as a component of investments in the Consolidated Statement of Investments and the Consolidated Statement of Assets and Liabilities. Written swaptions are reported on a schedule following the Consolidated Statement of Investments and their value is reported as a separate asset or liability line item in the Consolidated Statement of Assets and Liabilities. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Consolidated Statement of Operations. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Consolidated Statement of Operations for the amount of the premium paid or received.

The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk prior to exercise as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

The Fund may purchase swaptions which give it the option to enter into an interest rate swap in which it pays a floating or fixed interest rate and receives a fixed or floating interest rate in order to increase or decrease exposure to interest rate risk. Purchasing the fixed portion of this swaption becomes more valuable as the reference interest rate decreases relative to the preset interest rate. Purchasing the floating portion of this swaption becomes more valuable as the reference interest rate increases relative to the preset interest rate.

The Fund may purchase swaptions which give it the option to buy or sell credit protection through credit default swaps in order to decrease or increase exposure to the credit risk of individual issuers and/ or indexes of issuers. A swaption selling protection becomes more valuable as the likelihood of a credit event on the reference asset decreases. A swaption buying protection becomes more valuable as the likelihood of a credit event on the reference asset increases.

The Fund may write swaptions which give it the obligation, if exercised by the purchaser, to enter into an interest rate swap in which it pays a fixed or floating interest rate and receives a floating or fixed interest rate in order to increase or decrease exposure to interest rate risk. A written swaption paying a fixed rate becomes more valuable as the reference interest rate increases relative to the preset interest rate. A written swaption paying a floating rate becomes more valuable as the reference interest rate decreases relative to the preset interest rate.

The Fund may write swaptions which give it the obligation, if exercised by the purchaser, to sell or buy credit protection through credit default swaps in order to increase or decrease exposure to the credit risk of individual issuers and/or indexes of issuers. A written swaption selling protection becomes more valuable as the likelihood of a credit event on the reference asset decreases. A written swaption buying protection becomes more valuable as the likelihood of a credit event on the reference asset increases.

The Fund may enter into currency swaption contracts with the obligation to pay an interest rate on the US dollar notional amount or various foreign currency notional amounts and receive an interest rate on various foreign currency notional amounts or US dollar notional amounts, with an option to replace the contractual currency as disclosed in the Consolidated Statement of Investments. This is done in order to take a positive investment perspective on the related currencies for which the Fund receives a payment. The US dollar swaption contracts seek to increase exposure to foreign

51        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

exchange rate risk. The foreign currency swaption contracts seek to decrease exposure to foreign exchange rate risk.

During the reporting period, the Fund had an ending monthly average market value of $3,163,689 and $3,545,988 on purchased and written swaptions, respectively.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

At period end, the Fund has required certain counterparties to post collateral of $2,734,269.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The following table presents by counterparty the Fund’s OTC derivative assets net of the related collateral pledged by the Fund at period end:

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6. Use of Derivatives (Continued)

		Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Received**	Cash Collateral Received**	Net Amount
Bank of America NA	$3,730,449	$(3,730,409)	$–	$(40)	$–
Barclays Bank plc	2,837,381	(2,797,139)	–	–	40,242
BNP Paribas	14,870	(14,870)	–	–	–
Citibank NA	1,583,384	(1,583,384)	–	–	–
Deutsche Bank AG	789,481	(236,508)	–	(380,000)	172,973
Goldman Sachs Bank USA	3,580,095	(3,580,095)	–	–	–
Goldman Sachs International	24,192	(24,192)	–	–	–
HSBC Bank USA NA	290,301	(18,379)	–	(260,000)	11,922
JPMorgan Chase Bank NA	3,878,161	(3,878,161)	–	–	–
Nomura Global Financial Products, Inc.	5,151	–	–	–	5,151
Toronto Dominion Bank	1,572,946	(265,068)	(1,307,878)	–	–

	$18,306,411	$(16,128,205)	$(1,307,878)	$(640,040)	$230,288

*OTC derivatives are reported gross on the Consolidated Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures are excluded from these reported amounts.

**Reported collateral posted for the benefit of the Fund within this table is limited to the net outstanding amount due from an individual counterparty. The collateral posted for the benefit of the Fund may exceed these amounts.

The following table presents by counterparty the Fund’s OTC derivative liabilities net of the related collateral pledged by the Fund at period end:

		Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged**	Cash Collateral Pledged**	Net Amount
Bank of America NA	$(3,730,409)	$3,730,409	$–	$–	$–
Barclays Bank plc	(2,797,139)	2,797,139	–	–	–
BNP Paribas	(28,350)	14,870	–	–	(13,480)
Citibank NA	(2,916,715)	1,583,384	–	1,210,000	(123,331)
Deutsche Bank AG	(236,508)	236,508	–	–	–
Goldman Sachs Bank USA	(9,504,248)	3,580,095	–	5,924,153	–
Goldman Sachs International	(1,551,850)	24,192	–	310,000	(1,217,658)
HSBC Bank USA, NA	(18,379)	18,379	–	–	–
JPMorgan Chase Bank NA	(6,034,971)	3,878,161	–	2,156,810	–
Standard Chartered Bank	(183,978)	–	–	183,978	–
Toronto Dominion Bank	(265,068)	265,068	–	–	–

	$(27,267,615)	$16,128,205	$–	$9,784,941	$(1,354,469)

*OTC derivatives are reported gross on the Consolidated Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures are excluded from these reported amounts.

**Reported collateral pledged within this table is limited to the net outstanding amount due from the Fund. The securities pledged as collateral by the Fund as reported on the Consolidated Statement of Investments may exceed these amounts.

The following table presents the valuations of derivative instruments by risk exposure as reported within the Consolidated Statement of Assets and Liabilities at period end:

	Asset Derivatives			Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Consolidated Statement of Assets and Liabilities Location	Value		Consolidated Statement of Assets and Liabilities Location	Value
Credit contracts	Swaps, at value	$35,635		Swaps, at value	$268,630
Interest rate contracts	Swaps, at value	505,562		Swaps, at value	829,701
Credit contracts	Centrally cleared swaps, at value	457,853		Centrally cleared swaps, at value	281,355
Interest rate contracts	Centrally cleared swaps, at value	417,101		Centrally cleared swaps, at value	1,510,072
Interest rate contracts	Variation margin receivable	14,666	*	Variation margin payable	67,180	*
Forward currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	11,626,228		Unrealized depreciation on foreign currency exchange contracts	7,330,552
Forward currency exchange contracts				Options written, at value	12,960,848

53        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

	Asset Derivatives			Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Consolidated Statement of Assets and Liabilities Location	Value		Consolidated Statement of Assets and Liabilities Location	Value
Credit contracts				Swaptions written, at value	$276,838
Interest rate contracts				Swaptions written, at value	5,601,046
Credit contracts	Investments, at value	$662,581	**
Forward currency exchange contracts	Investments, at value	2,477,123	**
Interest rate contracts	Investments, at value	2,999,282	**

Total		$19,196,031			$29,126,222

*Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Consolidated Statement of Assets and Liabilities upon receipt or payment.

**Amounts relate to purchased option contracts and purchased swaption contracts, if any.

The effect of derivative instruments on the Consolidated Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investment transactions in unaffiliated companies*	Swaption contracts written	Option contracts written	Futures contracts	Forward currency exchange contracts	Swap contracts	Total
Credit contracts	$(464,585)	$325,887	$—	$—	$—	$(211,047)	$ (349,745)
Equity contracts	(853,374)	—	—	—	—	44,196	(809,178)
Forward currency exchange contracts	405,793	—	(10,787,760)	—	7,992,129	—	(2,389,838)
Interest rate contracts	(1,327,394)	514,437	—	(2,492,701)	—	2,787,454	(518,204)

Total	$(2,239,560)	$840,324	$(10,787,760)	$(2,492,701)	$7,992,129	$2,620,603	$ (4,066,965)

*Includes purchased options contracts, purchased swaption contracts, written options contracts exercised and written swaption contracts exercised, if any.

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investment transactions in unaffiliated companies*	Swaption contracts written	Option contracts written	Futures contracts	Forward currency exchange contracts	Swap contracts	Total
Credit contracts	$(108,552)	$95,970	$—	$—	$—	$(41,972)	$ (54,554)
Equity contracts	412,524	–	—	—	—	—	412,524
Forward currency exchange contracts	(3,067,763)	–	(5,087,927)	—	5,480,596	—	(2,675,094)
Interest rate contracts	646,999	(607,341)	—	(1,106,070)	—	(2,066,085)	(3,132,497)

Total	$(2,116,792)	$(511,371)	$(5,087,927)	$(1,106,070)	$5,480,596	$(2,108,057)	$ (5,449,621)

*Includes purchased option contracts and purchased swaption contracts, if any.

7. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended June 30, 2018		Year Ended December 31, 2017
	Shares	Amount	Shares	Amount
Non-Service Shares
Sold	5,484,091	$28,156,632	4,936,516	$24,907,153
Dividends and/or distributions reinvested	3,988,617	18,866,160	1,828,381	9,178,475
Redeemed	(6,388,953)	(32,364,451)	(11,338,330)	(57,398,685)

Net increase (decrease)	3,083,755	$14,658,341	(4,573,433)	$(23,313,057)

Service Shares
Sold	4,855,858	$25,429,357	12,450,513	$64,464,791
Dividends and/or distributions reinvested	11,180,836	54,450,672	4,979,157	25,692,448
Redeemed	(15,656,153)	(81,298,731)	(28,206,027)	(146,664,417)

Net increase (decrease)	380,541	$(1,418,702)	(10,776,357)	$(56,507,178)

54        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

8. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IGMMF, for the reporting period were as follows:

	Purchases	Sales
Investment securities	$628,561,494	$743,540,634
U.S. government and government agency obligations	—	476,833
To Be Announced (TBA) mortgage-related securities	1,343,671,924	1,370,524,884

9. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Next $200 million	0.60
Next $4 billion	0.50
Over $5 billion	0.48

The Manager also provides investment management related services to the Subsidiary. The Subsidiary pays the Manager a monthly management fee at an annual rate according to the above schedule. The Subsidiary also pays certain other expenses including custody and directors’ fees.

The Fund’s effective management fee for the reporting period was 0.61% of average annual net assets before any Subsidiary management fees or any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund and the Subsidiary. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund and the Subsidiary, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Consolidated Statement of Operations and Consolidated Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Consolidated Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act for Service shares to pay OppenheimerFunds Distributor, Inc. (the “Distributor”), for distribution related services, personal service and account maintenance for the Fund’s Service shares. Under the Plan, payments are made periodically at an annual rate of 0.25% of the daily net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsors of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. These fees are paid out of the Fund’s assets on an on-going basis and increase operating expenses of the Service shares, which results in lower performance compared to the Fund’s shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Consolidated Statement of Operations.

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee it receives from the Subsidiary. During the reporting period, the Manager waived $31,073. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s

55        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

9. Fees and Other Transactions with Affiliates (Continued)

investments in Affiliated Funds. During the reporting period, the Manager waived fees and/or reimbursed the Fund $545,232 for these management fees. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

10. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.875 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Effective July 17, 2018, the Facility was increased to $1.95 billion. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Consolidated Statement of Operations. The Fund did not utilize the Facility during the reporting period.

56        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES; UPDATES TO STATEMENT OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

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OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

A Series of Oppenheimer Variable Account Funds

Trustees and Officers	Robert J. Malone, Chairman of the Board of Trustees and Trustee
Andrew J. Donohue, Trustee
Richard F. Grabish, Trustee
Beverly L. Hamilton, Trustee
Victoria J. Herget, Trustee
Karen L. Stuckey, Trustee
James D. Vaughn, Trustee
Arthur P. Steinmetz, Trustee, President and Principal Executive Officer
Hemant Baijal, Vice President
Krishna Memani, Vice President
Ruta Ziverte, Vice President
Chris Kelly, Vice President
Cynthia Lo Bessette, Secretary and Chief Legal Officer
Jennifer Foxson, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer
Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and	OFI Global Asset Management, Inc.
Shareholder
Servicing Agent

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent	KPMG LLP
Registered
Public
Accounting
Firm

Legal Counsel	Ropes & Gray LLP

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2018 OppenheimerFunds, Inc. All rights reserved. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

June 30, 2018

SEMIANNUAL REPORT Listing of Top Holdings Fund Performance Discussion Financial Statements

PORTFOLIO MANAGERS: Ben Rockmuller, CFA and Alessio de Longis, CFA

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 6/30/18

	Inception Date	6-Months	1-Year	Since Inception
Non-Service Shares	11/14/13	-0.25%	-0.35%	1.22%
Service Shares	11/14/13	-0.34	-0.65	0.98
ICE Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index		0.81	1.36	0.45

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account. Returns for periods of less than one year are cumulative and not annualized. See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

The Fund’s performance is compared to the performance of the ICE Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index. The ICE Bank of America Merrill Lynch 3-month U.S. Treasury Bill Index is an index of short-term U.S. Government securities with a remaining term to final maturity of less than three months. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

2      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

TOP HOLDINGS AND ALLOCATIONS

TOP TEN COMMON STOCK HOLDINGS

Chubb Ltd.	0.7%
M&T Bank Corp.	0.7
Enterprise Products Partners LP	0.7
Apple, Inc.	0.7
Energy Transfer Partners LP	0.6
Alphabet, Inc., Cl. A	0.6
UnitedHealth Group, Inc.	0.6
Cisco Systems, Inc.	0.5
Lockheed Martin Corp.	0.5
Philip Morris International, Inc.	0.5

Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2018, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

PORTFOLIO ALLOCATION

Common Stocks	33.3%
Short-Term Notes	22.3
Investment Companies
Highland/iBoxx Senior Loan Exchange Traded Fund	0.6
Oppenheimer Institutional Government Money Market Fund	13.5
SPDR Gold Trust Exchange Traded Fund	1.1
Event-Linked Bonds
Multiple Event	6.4
Earthquake	4.6
Windstorm	2.4
Other	0.7
Pandemic	0.1
Longevity	0.1
Foreign Government Obligations	5.6
Corporate Loans	3.5
Asset-Backed Securities	2.5
Non-Convertible Corporate Bonds and Notes	2.2
Mortgage-Backed Obligations Non-Agency	0.6
Structured Securities	0.2
Preferred Stocks	0.2
Over-the-Counter Interest Rate Swaptions Purchased	0.1
Rights, Warrants and Certificates	—*
Exchange-Traded Options Purchased	—*
Over-the-Counter Options Purchased	—*

*Represents a value of less than 0.05%.

Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2018, and are based on the total market value of investments. For more current Fund holdings, please visit oppenheimerfunds.com.

3      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

Fund Performance Discussion

The Fund’s Non-Service shares returned -0.25% during the reporting period. On a relative basis, the Fund underperformed the ICE Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index (the “Index”), which returned 0.81% during the same period.

The Fund’s underperformance during the reporting period was driven by its exposure to Alpha Alternatives, which in turn are comprised of four components: Fundamental Alternatives, Systematic Alpha, Currency Alpha, and Commodity Alpha strategies.

The largest detractor during the period was Fundamental Alternatives, a diversified suite of sub-strategies that aims to capture long-term investment opportunities emerging from secular change. Within Fundamental Alternatives, the main driver of underperformance was security selection within the long equity portion of the long/short equity strategy. The long equity portfolio tends to be higher quality and more exposed to value names relative to the broader market – such styles were not favored as growth oriented companies maintained strong positive momentum. In the fixed income space, Fundamental Alternatives long/short credit strategy benefited from exposure to leveraged loans and asset-backed securities. Long/short macro strategy was a neutral contributor for the period.

Our Systematic Alpha strategy, which uses a quantitative approach to harvest risk premia across equities, fixed income, currencies, and volatility, detracted from performance as our tactical equity and fixed-income strategies underperformed. This was partially offset by positive results from a dynamic volatility strategy that trades VIX futures based on signals derived from the term structure of implied volatility. Also, our merger arbitrage strategy, which extracts merger and acquisition premium from the U.S. equity market by buying the target company’s stock right after cash deal announcements, was slightly positive during the period.

Our Currency Alpha strategy, a total return strategy focused on fundamental and systematic dislocations across currency markets, was also a detractor to performance. The strategy can be long and/or short currencies against the U.S. dollar. It has a go-anywhere mandate across currencies and seeks opportunities regardless of dollar bull or bear market cycles. The Currency Alpha strategy detracted from performance due largely to its short U.S. dollar positioning in a period where the U.S. dollar strengthened. Long exposure to higher-yielding emerging markets also detracted as these currencies were negatively impacted by trade tensions, liquidity concerns, and idiosyncratic factors. Given high levels of volatility and emerging market equity selloff, we have substantially reduced our long exposure to emerging market currencies.

Our Commodity Alpha strategy added value. In this strategy, we take opportunistic tactical long or short positions in commodities depending on supply and demand dynamics and technical factors. During the period, we had tactical long positions in oil futures due to increasing global demand and tightening supply conditions. Consistent with expectation, Brent crude rallied over 15% during the period.

Income Alternatives, which consisted of Event-Linked Bond and Leveraged Loans strategies, also contributed positively to performance this reporting period. Loans benefited from their floating rate payment and seniority structure, as short end rates moved up in line with Fed hikes and volatility increased in subordinated high yield markets. Such a backdrop allowed loans to outperform both investment grade and below investment grade credit.

Event-linked bonds transfer a specified set of catastrophe risks such as hurricanes, earthquakes and windstorms from a sponsor to investors. In addition to attractive yield and total returns prospects, event-linked bonds offer compelling portfolio diversification characteristics, as natural catastrophes generally exhibit low correlation with shocks to economic growth. Moreover, we believe floating rate event-linked bonds are particularly attractive versus more traditional high yielding asset classes given the advanced state of the credit cycle, and tightening monetary policy conditions. These characteristics were particularly evident over the reporting period, as more traditional income sources have struggled in the face of higher rates, elevated corporate balance sheet leverage, and a flatter yield curve.

4      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

Detracting from performance within Income Alternatives was our exposure to master limited partnerships (MLPs). Despite a move higher in energy prices, MLPs struggled particularly over the first half of the reporting period, and we witnessed a breakdown in the correlation between the two assets. Midstream equities faced additional headwinds when the U.S. Federal Energy Regulatory Commission (FERC) announced changes related to pipeline tariffs in reaction to a federal court’s previous demand that cost-of-service tariffs on interstate natural gas and oil pipelines owned by MLPs would no longer receive an income tax allowance (ITA). This shift in FERC’s long-held position caused significant market confusion and volatility across the sector. MLPs rebounded over the second half of the reporting period, but not by enough to offset the earlier losses.

The Fund’s exposure to Global Real Estate through real estate investment trusts (REITs) produced modest positive results this reporting period. Attractive absolute yields, discounted valuations, a pickup in merger and acquisition activity, and improving earnings all supported the asset class. Additionally, investors responded to rising uncertainty created by the threat of trade wars by taking more defensive positions, which benefited the REIT sector.

The Fund’s risk management overlay was also a contributor to performance. Given appropriate market conditions, the Fund periodically utilizes risk management overlays in an attempt to control and manage volatility, hedge unwanted risks, and thus maximize risk-adjusted returns. In particular, our U.S. equity positioning was constructive as U.S. markets continued to rally on strong earnings despite a marked increase in volatility. Over the latter months of the reporting period, we gradually adjusted the portfolio to a slightly more defensive stance, with a modest underweight to global equities.

STRATEGY & OUTLOOK

The Fund comprises a flexible blend of both alternative strategies and alternative asset classes. Such a strategy is designed primarily as a turnkey solution to improve the risk/reward tradeoffs associated with traditional balanced portfolios. We classify alternatives into three categories: i) Alpha Alternatives, which includes low beta Systematic Alpha, Fundamental Alternatives, Currency Alpha, and Commodity Alpha strategies. The goal of Alpha Alternatives is to reduce dependency on forecasting broad market direction to generate returns; ii) Income Alternatives (e.g., Master Limited Partnerships (“MLPs”), loans, and event-linked bonds) which provide exposure to relatively stable income producing assets with less interest rate sensitivity than traditional fixed income allocations; and iii) Real Asset alternatives, like Global Real Estate and Commodities, which could help guard against inflation over the long-term. We combine these strategies and assets to provide a core, alternative exposure that can potentially offset some risk from equity drawdowns, rising interest rates and inflationary shocks.

In our opinion, global growth has peaked and it is no longer synchronized across regions. While the U.S. remains in an expansion, Europe and emerging markets are slowing, creating a regime of potential policy divergence, repatriation of investment flows into the U.S., and large currency fluctuations. Market sentiment remains weak, particularly in non-U.S. markets. We continue to closely monitor developments in financial conditions as well as the political and policy landscape to assess risks to the macro outlook and financial markets. We are paying close attention to the policy backdrop and the inflation picture; both of which we believe are potential headwinds to derail the advanced U.S. cycle. In terms of the main risks to our view, we think growth momentum will be a key indicator to watch. We believe the slowdown in Europe and emerging markets is the underlying cause of recent market nervousness, and a more important driver of asset prices as compared to trade tariff announcements or political headlines in Italy.

We remain of the view that currency markets are currently not driven by the Federal Reserve and interest rate differentials. We believe the deterioration in non-U.S. growth, namely in Europe and emerging markets, is the primary driver of dollar outperformance. Our leading indicators suggest this is likely to continue in the short term, so we remain bullish on the U.S. dollar at period end.

Given the macro backdrop and the advanced state of the U.S. business and credit cycles, we believe that diversifying risk will be a successful approach over medium to near term time horizons. Because the Fund is constructed from a wide variety of complementary alternative assets and strategies, its diversifying properties as well as the potential to generate total returns in excess of cash should allow it to play a valuable stabilizing role in investors’ portfolios.

The views in the Fund Performance Discussion represent the opinions of this Fund’s portfolio managers and are not intended as investment advice or to predict or depict the performance of any investment. These views are as of the close of business on June 30, 2018, and are subject to change based on subsequent developments. The Fund’s portfolio and strategies are subject to change.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

5      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended June 30, 2018.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended June 30, 2018” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes.

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

Actual	Beginning Account Value January 1, 2018	Ending Account Value June 30, 2018	Expenses Paid During 6 Months Ended June 30, 2018
Non-Service shares	$1,000.00	$997.50	$6.81
Service shares	1,000.00	996.60	8.05

Hypothetical
(5% return before expenses)
Non-Service shares	1,000.00	1,018.00	6.88
Service shares	1,000.00	1,016.76	8.13

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended June 30, 2018 are as follows:

Class	Expense Ratios
Non-Service shares	1.37%
Service shares	1.62

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

6      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS June 30, 2018 Unaudited

	Shares	Value
Common Stocks—33.5%
Consumer Discretionary—1.3%
Hotels, Restaurants & Leisure—0.1%
Hilton Worldwide Holdings, Inc.	4,703	$372,290
Household Durables—0.1%
Mohawk Industries, Inc.[1]	1,620	347,117
Media—0.3%
DISH Network Corp., Cl. A1	21,073	708,263
Live Nation Entertainment, Inc.[1]	15,700	762,549
Media General, Inc.[1,2,3]	1,099	66
		1,470,878
Specialty Retail—0.4%
Rent-A-Center, Inc.[1]	110,813	1,631,167
Textiles, Apparel & Luxury Goods—0.4%
Perry Ellis International, Inc.[1]	60,421	1,641,639
Consumer Staples—1.1%
Beverages—0.3%
Coca-Cola Co. (The)	29,330	1,286,414
Tobacco—0.8%
Altria Group, Inc.	20,702	1,175,667
Philip Morris International, Inc.	26,630	2,150,106
		3,325,773
Energy—7.6%
Energy Equipment & Services—0.2%
Halliburton Co.	7,665	345,385
Schlumberger Ltd.	8,555	573,442
		918,827
Oil, Gas & Consumable Fuels—7.4%
Antero Midstream GP LP	42,307	797,910
Buckeye Partners LP4	36,871	1,296,016
Canadian Natural Resources Ltd.	12,276	443,081
Chevron Corp.	6,130	775,016
ConocoPhillips	11,372	791,719
Energy Transfer Equity LP4	123,565	2,131,496
Energy Transfer Partners LP4,5	136,338	2,595,875
Enterprise Products Partners LP4	95,726	2,648,738
EOG Resources, Inc.	5,492	683,369
EQT Midstream Partners LP4	13,613	702,295
Genesis Energy LP4	11,368	249,073
Magellan Midstream Partners LP4	25,250	1,744,270
MPLX LP4	59,204	2,021,224
Noble Energy, Inc.[5]	14,067	496,284
Occidental Petroleum Corp.	11,140	932,195
Phillips 66 Partners LP4	13,394	683,898
Plains All American Pipeline LP4	19,177	453,344
Plains GP Holdings LP, Cl. A	18,948	453,047
Rice Midstream Partners LP4	33,173	564,604
Tallgrass Energy GP LP, Cl. A	64,437	1,427,924
Tallgrass Energy Partners LP4	6,400	277,184
Targa Resources Corp.[6]	39,426	1,951,193
TC PipeLines LP4	31,364	813,896
TOTAL SA, Sponsored ADR	16,550	1,002,268
Valero Energy Corp.	7,591	841,310
Western Gas Partners LP4	9,881	478,142
Williams Cos., Inc. (The)	37,928	1,028,228
Williams Partners LP4	37,735	1,531,664
		29,815,263
Financials—9.2%
Capital Markets—1.0%
Financial Engines, Inc.	36,970	1,659,953
Goldman Sachs Group, Inc. (The)	5,940	1,310,186
Raymond James Financial, Inc.	5,960	532,526
State Street Corp.	8,460	787,541
		4,290,206

	Shares	Value
Commercial Banks—0.8%
M&T Bank Corp.[5,6]	17,255	$2,935,938
PNC Financial Services Group, Inc. (The)	3,770	509,327
		3,445,265
Diversified Financial Services—0.0%
NewStar Financial, Inc.[1,2,3]	409	—
Insurance—1.1%
Allstate Corp. (The)	10,840	989,367
Chubb Ltd.	23,565	2,993,226
Travelers Cos., Inc. (The)	2,820	344,999
		4,327,592
Real Estate Investment Trusts (REITs)—4.9%
Acadia Realty Trust	8,360	228,813
Agree Realty Corp.	6,260	330,340
Allied Properties Real Estate Investment Trust	7,917	252,026
American Homes 4 Rent, Cl. A	9,800	217,364
Ascendas Real Estate Investment Trust	53,000	102,848
Blackstone Mortgage Trust, Inc., Cl. A	47,025	1,477,996
Boston Properties, Inc.	4,030	505,443
Camden Property Trust	5,070	462,029
Chesapeake Lodging Trust	8,690	274,952
Cousins Properties, Inc.	26,240	254,266
Crown Castle International Corp.	1,510	162,808
Derwent London plc	1,780	72,954
Dexus	25,600	184,594
Digital Realty Trust, Inc.	5,830	650,511
Education Realty Trust, Inc.	39,603	1,643,525
Equinix, Inc.	470	202,048
Essex Property Trust, Inc.	1,230	294,056
First Industrial Realty Trust, Inc.	11,060	368,740
Gaming & Leisure Properties, Inc.	4,800	171,840
Gecina SA	1,010	168,882
GLP J-REIT	137	145,470
Goodman Group	60,300	430,423
Gramercy Property Trust	59,267	1,619,175
Green REIT plc	93,771	162,050
Hammerson plc	12,870	88,525
Healthcare Realty Trust, Inc.	4,330	125,916
Hispania Activos Inmobiliarios SOCIMI SA	8,902	189,554
Host Hotels & Resorts, Inc.	10,970	231,138
ICADE	2,040	191,237
Independence Realty Trust, Inc.	20,370	210,015
Inmobiliaria Colonial Socimi SA	19,466	214,971
Investa Office Fund	20,700	80,178
Invincible Investment Corp.	231	104,060
Invitation Homes, Inc.	11,953	275,636
Japan Retail Fund Investment Corp.	54	97,415
Keppel REIT	293,100	236,920
Kilroy Realty Corp.	6,430	486,365
Land Securities Group plc	18,581	233,905
Link REIT	27,500	250,017
LondonMetric Property plc	40,080	97,615
Macerich Co. (The)	2,680	152,304
Mapletree Logistics Trust	91,600	82,624
Medical Properties Trust, Inc.	9,380	131,695
New Residential Investment Corp.	6,180	108,088
NIPPON REIT Investment Corp.	53	153,827
Park Hotels & Resorts, Inc.	7,790	238,608
Physicians Realty Trust	10,070	160,516
Prologis, Inc.	13,280	872,363
Regency Centers Corp.	7,872	488,694
Sabra Health Care REIT, Inc.	6,790	147,547
Scentre Group	99,900	325,465
Simon Property Group, Inc.	3,080	524,185
Starwood Property Trust, Inc.	31,660	687,339
STORE Capital Corp.	5,540	151,796

7      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Real Estate Investment Trusts (REITs) (Continued)
Sun Communities, Inc.	3,990	$390,541
UDR, Inc.	15,390	577,741
Unibail-Rodamco-Westfield	2,023	445,442
Unite Group plc (The)	23,400	265,838
Vornado Realty Trust	1,210	89,443
Welltower, Inc.	4,710	295,270
		19,785,946
Real Estate Management & Development—1.4%
Ayala Land, Inc.	116,500	82,714
Carmila SA	3,850	107,257
Castellum AB	10,424	168,797
China Overseas Land & Investment Ltd.	52,000	170,113
China Resources Land Ltd.	86,000	287,853
China Vanke Co. Ltd., Cl. H	60,548	211,414
Ciputra Development Tbk PT	403,900	28,694
City Developments Ltd.	40,000	321,642
CK Asset Holdings Ltd.	49,000	387,159
Country Garden Holdings Co. Ltd.	157,000	273,904
Deutsche Wohnen SE	2,543	122,820
Fabege AB	17,852	212,820
Hulic Co. Ltd.	16,900	179,928
KWG Property Holding Ltd.	47,045	58,621
Mitsubishi Estate Co. Ltd.	15,100	263,770
Mitsui Fudosan Co. Ltd.	17,200	414,601
Shimao Property Holdings Ltd.	23,000	60,063
SM Prime Holdings, Inc.	126,000	84,778
StorageVault Canada, Inc.	70,058	131,627
Sumitomo Realty & Development Co. Ltd.	11,000	404,907
Sun Hung Kai Properties Ltd.	26,000	390,094
Vonovia SE	18,351	873,150
Wharf Real Estate Investment Co. Ltd.	59,000	418,974
		5,655,700
Health Care—4.9%
Biotechnology—0.3%
Dyax Corp.[1,2,3]	10,770	108
Shire plc, ADR	6,640	1,120,832
		1,120,940
Health Care Equipment & Supplies—0.9%
Abaxis, Inc.	20,002	1,660,366
Abbott Laboratories	9,110	555,619
Medtronic plc	13,962	1,195,287
		3,411,272
Health Care Providers & Services—1.8%
Cigna Corp.	8,410	1,429,279
Envision Healthcare Corp.[1]	45,961	2,022,744
HCA Healthcare, Inc.	8,105	831,573
Premier, Inc., Cl. A1	21,480	781,442
UnitedHealth Group, Inc.[5,6]	9,505	2,331,957
		7,396,995
Health Care Technology—0.4%
Cotiviti Holdings, Inc.[1]	37,143	1,639,120
Life Sciences Tools & Services—0.0%
CHC Group LLC[1,3]	697	—
Pharmaceuticals—1.5%
Allergan plc[5]	3,320	553,510
Ambit Biosciences Corp.[1,2,3]	10,347	—
Bristol-Myers Squibb Co.	7,550	417,817
Johnson & Johnson	6,430	780,216
Merck & Co., Inc.	25,915	1,573,041
Mylan NV1	21,160	764,723
Novartis AG, Sponsored ADR	14,850	1,121,769
Roche Holding AG	4,665	1,038,033
Teva Pharmaceutical Industries Ltd.[1,3]	10	—
		6,249,109

	Shares	Value
Industrials—3.4%
Aerospace & Defense—1.7%
L3 Technologies, Inc.	5,660	$1,088,531
Lockheed Martin Corp.[5]	7,465	2,205,385
Northrop Grumman Corp.[6]	6,060	1,864,662
Raytheon Co.[6]	9,180	1,773,393
		6,931,971
Air Freight & Couriers—0.1%
FedEx Corp.	1,740	395,084
Building Products—0.4%
USG Corp.[1]	38,342	1,653,307
Commercial Services & Supplies—0.3%
Country Garden Services Holdings Co. Ltd.[1]	18,045	23,138
Republic Services, Inc., Cl. A	20,250	1,384,290
		1,407,428
Construction & Engineering—0.1%
Granite Construction, Inc.	6,720	374,035
Industrial Conglomerates—0.5%
General Electric Co.[5]	71,250	969,713
Honeywell International, Inc.[5]	8,580	1,235,949
		2,205,662
Machinery—0.3%
Stanley Black & Decker, Inc.	5,560	738,423
Xerium Technologies, Inc.[1]	22,466	297,450
		1,035,873
Information Technology—3.0%
Communications Equipment—0.7%
Cisco Systems, Inc.[6]	53,610	2,306,838
CommScope Holding Co., Inc.[1]	24,180	706,177
		3,013,015
Electronic Equipment, Instruments, & Components—0.4%
VeriFone Systems, Inc.[1]	71,783	1,638,088
Internet Software & Services—0.6%
Alphabet, Inc., Cl. A1,5	2,126	2,400,658
Semiconductors & Semiconductor Equipment—0.6%
Hanergy Thin Film Power Group Ltd.[1,3]	161,121	—
QUALCOMM, Inc.[5,6]	8,720	489,366
Xilinx, Inc.[5]	28,975	1,890,909
		2,380,275
Technology Hardware, Storage & Peripherals—0.7%
Apple, Inc.[6]	14,100	2,610,051
Materials—1.2%
Chemicals—0.5%
Celanese Corp., Cl. A5	13,640	1,514,858
Westlake Chemical Partners LP4	23,069	565,191
		2,080,049
Containers & Packaging—0.6%
Packaging Corp. of America	8,500	950,215
Sonoco Products Co.[5]	26,190	1,374,975
		2,325,190
Metals & Mining—0.1%
Steel Dynamics, Inc.	7,930	364,383
Telecommunication Services—0.7%
Diversified Telecommunication Services—0.7%
AT&T, Inc.[5]	24,750	794,723
BCE, Inc.	31,705	1,283,735
Verizon Communications, Inc.	17,790	895,015
		2,973,473
Utilities—1.1%
Electric Utilities—0.5%
American Electric Power Co., Inc.	12,860	890,555

8      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

		Shares	Value
Electric Utilities (Continued)
Edison International		8,485	$536,846
PG&E Corp.[6]		9,210	391,978
			1,819,379
Multi-Utilities—0.6%
CMS Energy Corp.		17,650	834,492
Vectren Corp.		23,025	1,645,136
			2,479,628
Total Common Stocks (Cost $119,768,285)			136,219,062
Preferred Stocks—0.2%
M&T Bank Corp., 6.375% Cum., Series A, Non-Vtg.		340	345,440
M&T Bank Corp., 6.375% Cum., Series C, Non-Vtg.		475	484,975
Total Preferred Stocks (Cost $845,454)			830,415

		Units
Rights, Warrants and Certificates—0.0%
Kaisa Group Holdings Ltd. Rts., Strike Price $1, Exp. 12/31/49, 0.00%[1] (Cost $0)		231	200

		Principal Amount
Asset-Backed Securities—2.5%
Bear Stearns Structured Products Trust, Series 2007-EMX1, Cl. A2, 3.391% [US0001M+130], 3/25/37[7,8]		$1,600,000	1,619,222
GSAMP Trust, Series 2005-HE4, Cl. M3, 2.871% [US0001M+78], 7/25/45[8]		1,400,000	1,396,620
Morgan Stanley ABS Capital I, Inc. Trust, Series 2006-NC1, Cl. M1, 2.471% [US0001M+38], 12/25/35[8]		1,780,000	1,750,242
New Century Home Equity Loan Trust, Series 2005-1, Cl. M2, 2.811% [US0001M+72], 3/25/35[8]		397,953	383,856
Raspro Trust, Series 2005-1A, Cl. G, 2.725% [LIBOR03M+40], 3/23/24[7,8]		607,965	610,885
SG Mortgage Securities Trust, Series 2005-OPT1, Cl. M2, 2.541% [US0001M+45], 10/25/35[8]		4,250,000	4,213,147
Total Asset-Backed Securities (Cost $8,890,852)			9,973,972
Mortgage-Backed Obligation—0.6%
RAMP Trust, Series 2005-RS6, Cl. M4, 3.066% [US0001M+97.5], 6/25/35[8] (Cost $2,089,407)		2,300,000	2,308,377
Foreign Government Obligation—5.4%
Federative Republic of Brazil, 6.418% Unsec. Nts., 10/1/18[13] (Cost $22,765,542)	BRL	86,800,000	22,039,270
Non-Convertible Corporate Bonds and Notes—2.1%
Bank of America Corp., 6.25% [US0003M+370.5] Jr. Sub. Perpetual Bonds[8,9]		1,290,000	1,349,663
Citigroup, Inc., 5.875% [US0003M+405.9] Jr. Sub. Perpetual Bonds[6,8,9]		1,903,000	1,951,717
Daimler Finance North America LLC, 2.913% [US0003M+55] Sr. Unsec. Nts., 5/4/21[7,8]		500,000	501,461
Goldman Sachs Capital II, 4.00% [US0003M+76.75] Jr. Sub. Perpetual Bonds[8,9]		8,000	6,745
Goldman Sachs Group, Inc. (The):
5.375% [US0003M+392.2] Jr. Sub. Perpetual Bonds[8,9]		999,000	1,015,234

		Principal Amount	Value
Non-Convertible Corporate Bonds and Notes (Continued)
Goldman Sachs Group, Inc. (The): (Continued)
5.70% [US0003M+388.4] Jr. Sub. Perpetual Bonds, Series L8,9		$580,000	$588,845
Hexagon Reinsurance DAC, 6.50% [EUR003M+650] Unsec. Nts., 1/19/22[7,8]		250,000	292,563
JPMorgan Chase & Co., 6.10% [US0003M+333] Jr. Sub. Perpetual Bonds[8,9]		1,052,000	1,087,610
Lukoil International Finance BV, 6.125% Sr. Unsec. Nts., 11/9/20[7]		1,284,000	1,348,007
Resolute Energy Corp., 8.50% Sr. Unsec. Nts., 5/1/20		600,000	600,000
Samson Investment Co., 9.75% Sr. Unsec. Nts., 2/15/20[2,3,10]		300,000	—
SandRidge Energy, Inc., 7.50% Sr. Unsec. Nts., 3/15/21[2,3,10]		500,000	—
Total Non-Convertible Corporate Bonds and Notes (Cost $8,758,404)			8,741,845
Corporate Loans—3.3%
Axalta Coating Systems US Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.052% [LIBOR4+175], 6/1/24[8,11]		2,601,797	2,592,248
Delos Finance Sarl, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.052% [LIBOR4+175], 10/6/23[8,11]		2,535,000	2,538,169
Hilton Worldwide Finance LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.328% [LIBOR12+175], 10/25/23[8,11]		535,114	535,670
Hilton Worldwide Finance LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.841% [LIBOR12+175], 10/25/23[8]		2,005,176	2,007,262
Neiman Marcus Group Ltd. LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.263% [LIBOR12+325], 10/25/20[8]		759,143	674,689
TransDigm, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.594% [LIBOR12+250], 5/30/25[8,11]		2,549,360	2,533,235
Vistra Operations Co. LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.33% [LIBOR12+275], 12/14/23[8,11]		397,980	396,655
Vistra Operations Co. LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.344% [LIBOR12+275], 12/14/23[8]		2,287,582	2,279,964
Total Corporate Loans (Cost $13,683,387)			13,557,892
Event-Linked Bonds—13.8%
Earthquake—4.4%
Acorn Re Ltd. Catastrophe Linked Nts., 4.989% [US0006M+329], 7/17/18[7,8]		750,000	752,887
Azzurro RE I DAC Catastrophe Linked Nts., 2.15% [EUR003M+215], 1/16/19[7,8]	EUR	800,000	937,930
Bosphorus Ltd. Catastrophe Linked Nts., 5.53% [US0006M+325], 8/17/18[7,8]		750,000	754,912
Buffalo Re Ltd. Catastrophe Linked Nts.:
5.41% [US0006M+325], 4/7/20[7,8]		500,000	500,325
8.91% [US0006M+675], 4/7/20[7,8]		250,000	250,462
Golden State Re II Ltd. Catastrophe Linked Nts., 4.115% [T-BILL 3MO+220], 1/8/19[7,8]		1,250,000	1,254,062
International Bank for Reconstruction & Development Catastrophe Linked Nts.:
4.641% [US0003M+250], 2/14/20-2/15/21[7,8]		1,250,000	1,252,388
5.143% [US0003M+300], 2/15/21[7,8]		1,000,000	1,006,225

9      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Earthquake (Continued)
International Bank for Reconstruction & Development Catastrophe Linked Nts.: (Continued)
8.141% [US0003M+600], 2/15/21[7,8]	$ 500,000	$505,375
10.393% [US0003M+825], 2/14/20[7,8]	500,000	502,488
Kilimanjaro Re Ltd. Catastrophe Linked Nts., 5.665% [T-BILL 3MO+375], 11/25/19[7,8]	500,000	504,475
Kizuna Re II Ltd. Catastrophe Linked Nts.:
3.79% [T-BILL 3MO+187.5], 4/11/23[7,8]	750,000	754,237
4.415% [T-BILL 3MO+250], 4/11/23[7,8]	250,000	251,437
Merna Re Ltd. Catastrophe Linked Nts.:
3.915% [T-BILL 3MO+200], 4/8/20-4/8/21[7,8]	1,000,000	1,003,850
Nakama Re Ltd. Catastrophe Linked Nts.:
4.04% [T-BILL 3MO+212.5], 1/16/19[7,8]	750,000	751,237
4.177% [US0003M+200], 4/13/23[7,8]	500,000	506,325
4.321% [US0006M+220], 10/13/21[7,8]	650,000	661,733
4.79% [T-BILL 3MO+287.5],
1/16/20-1/14/21[7,8]	1,000,000	1,014,800
5.165% [T-BILL 3MO+325], 1/14/21[8,12]	250,000	255,913
5.177% [US0003M+300], 4/13/23[7,8]	500,000	508,325
5.371% [US0006M+325], 10/13/21[7,8]	750,000	768,113
Panda Re Ltd. Catastrophe Linked Nts., 5.965% [T-BILL 3MO+405], 7/9/18[7,8]	500,000	501,375
Torrey Pines Re Ltd. Catastrophe Linked Nts.:
5.092% [US0006M+300], 6/9/20[7,8]	375,000	376,556
5.842% [US0006M+375], 6/9/20[7,8]	250,000	251,663
8.342% [US0006M+625], 6/9/20[7,8]	500,000	504,325
Ursa Re Ltd. Catastrophe Linked Nts.:
4.00% [ZERO+400], 12/10/19-12/10/20[7,8]	750,000	753,138
5.25% [T-BILL 3MO+525], 12/10/20[7,8]	500,000	505,375
6.00% [ZERO+600], 5/27/20[7,8]	500,000	507,425
		18,097,356
Longevity—0.1%
Vita Capital VI Ltd. Catastrophe Linked Nts., 4.578% [US0006M+290], 1/8/21[7,8]	250,000	256,413
Multiple Event—6.2%
Alamo Re Ltd. Catastrophe Linked Nts., 5.165% [T-BILL 1MO+325], 6/7/21[7,8]	250,000	250,612
Armor RE II Ltd. Catastrophe Linked Nts., 5.415% [T-BILL 3MO+350], 6/8/20[7,8]	750,000	752,587
Atlas Capital UK 2018 plc Catastrophe Linked Nts., 8.336% [US0003M+600], 6/7/22[7,8]	250,000	251,512
Atlas IX Capital DAC Catastrophe Linked Nts., 10.002% [US0003M+783], 1/7/19[7,8]	500,000	461,175
Blue Halo Re Ltd. Catastrophe Linked Nts.:
10.165% [T-BILL 3MO+825], 7/26/19[7,8]	250,000	250,762
15.915% [T-BILL 3MO+1,400], 6/21/19[7,8]	500,000	481,025
Bonanza Re Ltd. Catastrophe Linked Nts.:
5.911% [US0006M+375], 12/31/19[7,8]	250,000	250,062
7.161% [US0006M+500], 12/31/19[7,8]	250,000	245,262
Bowline Re Ltd. Series 2018-1 Catastrophe Linked Nts., 6.417% [T-BILL 3MO+450], 5/23/22[7,8]	500,000	500,775
Caelus Re IV Ltd. Catastrophe Linked Nts., 7.45% [T-BILL 3MO+553], 3/6/20[7,8]	500,000	509,075
Caelus Re V Ltd. Catastrophe Linked Nts.:
5.17% [T-BILL 3MO+325], 6/5/20[8,12]	750,000	735,000
5.42% [T-BILL 3MO+350], 6/7/21[7,8]	250,000	250,412

		Principal Amount	Value
Multiple Event (Continued)
Caelus Re V Ltd. Catastrophe Linked Nts.: (Continued)
6.42% [T-BILL 3MO+450], 6/5/20[7,8]		$500,000	$260,450
9.42% [T-BILL 3MO+750], 6/7/21[7,8]		250,000	251,137
11.17% [T-BILL 3MO+925], 6/5/20[7,8]		500,000	18,600
12.42% [T-BILL 3MO+1,050], 6/7/21[7,8]		250,000	252,262
Citrus Re Ltd. Catastrophe Linked Nts., 7.519% [US0006M+600], 3/18/20[7,8]		250,000	197,500
Cranberry Re Ltd. Catastrophe Linked Nts.:
4.093% [US0006M+200], 7/13/20[7,8]		500,000	506,225
5.815% [T-BILL 3MO+390], 7/6/18[7,8]		500,000	501,525
East Lane Re VI Ltd. Catastrophe Linked Nts., 5.305% [T-BILL 3MO+339], 3/13/20[7,8]		500,000	504,775
Eclipse Re Ltd. Catastrophe Linked Nts., 0.00%, 7/1/19[7,19]		250,000	240,000
Eden Re II Ltd. Catastrophe Linked Nts., 0.00%, 3/22/21[7,13]		80,598	34,085
Fortius Re II Ltd. Catastrophe Linked
Nts., 4.803% [US0006M+375], 7/7/21[7,8]		750,000	753,713
Galilei Re Ltd. Catastrophe Linked Nts.:
6.178% [US0006M+466], 1/8/20[7,8]		500,000	505,075
6.198% [US0006M+466], 1/8/21[7,8]		500,000	509,025
9.948% [US0006M+841], 1/8/21[7,8]		250,000	252,112
15.398% [US0006M+1,388], 1/8/20[7,8]		250,000	243,662
15.418% [US0006M+1,388], 1/8/21[7,8]		500,000	491,525
Galileo Re Ltd. Catastrophe Linked Nts.: 15.425% [T-BILL 3MO+1,351], 1/8/19[7,8]		500,000	493,625
19.683% [US0003M+1,750], 11/6/20[7,8]		250,000	252,062
Kendall Re Ltd. Catastrophe Linked Nts., 7.452% [US0003M+525], 5/6/21[7,8]		500,000	500,775
Kilimanjaro II Re Ltd. Catastrophe Linked Nts.:
9.341% [US0006M+714], 4/20/21[7,8]		250,000	252,438
11.691% [US0006M+949], 4/20/21[7,8]		500,000	500,925
Kilimanjaro Re Ltd. Catastrophe Linked Nts.:
6.809% [US0003M+465], 5/6/22[7,8]		500,000	501,175
6.829% [US0003M+465], 5/5/23[7,8]		250,000	250,213
8.665% [T-BILL 3MO+675], 12/6/19[7,8]		250,000	250,412
11.165% [T-BILL 3MO+925], 12/6/19[7,8]		250,000	249,037
14.616% [US0003M+1,250], 5/6/22[7,8]		250,000	248,862
14.679% [US0003M+1,250], 5/5/23[7,8]		250,000	248,938
Kinesis 2017 Sidecar, Preferred[1,7,19]		32,412	110,849
Lion II RE DAC Catastrophe Linked Nts., 3.17% [EUR003M+317], 7/15/21[7,8]	EUR	750,000	876,835
Loma Reinsurance Bermuda Ltd. Catastrophe Linked Nts., 2.415% [T-BILL 3MO+50], 7/9/18[8,12]		500,000	212,500
MetroCat Re Ltd. Catastrophe Linked Nts., 5.615% [T-BILL 3MO+370], 5/8/20[7,8]		500,000	503,425
Panthera Re Ltd. Catastrophe Linked Nts., 5.415% [T-BILL 3MO+350], 3/9/20[7,8]		250,000	250,900
PennUnion Re Ltd. Catastrophe Linked Nts., 6.415% [T-BILL 3MO+450], 12/7/18[7,8]		500,000	498,425
Residential Reinsurance 2013 Ltd., 4.915% [T-BILL 3MO+300], 9/6/18[8,12]
		250,000	118,750
Residential Reinsurance 2014 Ltd. Catastrophe Linked Nts., 2.415% [T-BILL 3MO+50], 9/6/18[7,8]		750,000	52,500
Residential Reinsurance 2015 Ltd. Catastrophe Linked Nts., 12.885% [T-BILL 3MO+1097], 6/6/19[7,8]		500,000	251,650

10      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

		Principal Amount	Value
Multiple Event (Continued)
Residential Reinsurance 2016 Ltd. Catastrophe Linked Nts.:
5.165% [T-BILL 3MO+325], 6/6/20[7,8]	$	1,000,000	$1,008,850
5.735% [T-BILL 3MO+382], 12/6/20[7,8]		250,000	251,963
13.435% [T-BILL 3MO+1,152], 6/6/20[7,8]		750,000	264,975
Residential Reinsurance 2017 Ltd. Catastrophe Linked Nts.:
4.965% [T-BILL 3MO+305], 6/6/21[8,12]		375,000	375,319
14.431%, 9/6/18[7,13]		250,000	9,375
22.802%, 12/6/18[7,13]		250,000	221,313
Residential Reinsurance 2018 Ltd. Catastrophe Linked Nts.:
5.165% [T-BILL 3MO+325], 6/6/22[7,8]		500,000	501,275
12.376%, 6/6/19[7,13]		500,000	444,775
Resilience Re Ltd. Catastrophe Linked Nts.:
9.64%, 1/8/19[7,13]		250,000	237,388
10.63%, 4/8/19[7,13]		250,000	228,313
Riverfront Re Ltd. Catastrophe Linked Nts.:
6.415% [T-BILL 3MO+450], 1/15/21[7,8]		750,000	743,738
8.165% [T-BILL 3MO+625], 1/15/21[7,8]		500,000	488,625
Sanders Re Ltd. Catastrophe Linked Nts.:
5.183% [US0006M+300], 12/6/21[7,8]		750,000	751,538
5.324% [US0006M+325], 6/5/20[7,8]		750,000	757,838
7.415% [T-BILL 3MO+550], 4/7/22[7,8]		500,000	507,175
Spectrum Capital Ltd. Catastrophe Linked Nts.:
5.667% [US0006M+350], 6/8/21[7,8]		250,000	253,263
7.917% [US0006M+575], 6/8/21[7,8]		250,000	251,613
Tailwind Re Ltd. 2017-1 Catastrophe Linked Nts.:
9.165% [T-BILL 3MO+725], 1/8/22[7,8]		250,000	256,038
12.915% [T-BILL 3MO+1,100], 1/8/22[7,8]		250,000	256,888
Tramline Re II Ltd. Catastrophe Linked
Nts., 10.165% [T-BILL 3MO+825], 1/4/19[7,8]		400,000	398,260
			25,292,748
Other—0.7%
Benu Capital DAC Catastrophe Linked Nts.:
2.55% [EUR003M+255], 1/8/20[7,8]	EUR	250,000	294,724
3.35% [EUR003M+335], 1/8/20[7,8]	EUR	500,000	591,607
Horse Capital I DAC Catastrophe Linked Nts., 12.00% [EUR003M+1200], 6/15/20[7,8]	EUR	750,000	885,528
Vitality Re V Ltd. Catastrophe Linked Nts., 4.415% [T-BILL 3MO+250], 1/7/19[7,8]		250,000	251,362
Vitality Re VII Ltd. Catastrophe Linked Nts., 4.565% [T-BILL 3MO+265], 1/7/20[7,8]		250,000	253,238
Vitality Re VIII Ltd. Catastrophe Linked Nts., 3.915% [T-BILL 3MO+200], 1/8/21[7,8]		500,000	505,675
			2,782,134
Pandemic—0.1%
International Bank for Reconstruction & Development Catastrophe Linked Nts., 7.957% [US0006M-40+690], 7/15/20[7,19]		250,000	252,300
Windstorm—2.3%
Akibare Re Ltd. Catastrophe Linked Nts.:
4.227% [US0003M+190], 4/7/22[7,8]		250,000	252,812
4.237% [US0003M+190], 4/7/22[7,8]		500,000	505,125
4.681% [US0006M+234], 4/7/20[7,8]		250,000	253,337
Alamo Re Ltd. Catastrophe Linked Nts.,
6.765% [T-BILL 3MO+485], 6/8/20[7,8]		500,000	508,325
Aozora Re Ltd. Catastrophe Linked Nts.:
4.166% [US0006M+200], 4/7/21[7,8]		750,000	759,487
4.581% [US0006M+224], 4/7/20[7,8]		500,000	506,125
Casablanca Re Ltd. Catastrophe Linked Nts.:
5.25% [US0006M+525], 6/4/20[8,12]		250,000	250,263

		Principal Amount	Value
Windstorm (Continued)
Casablanca Re Ltd. Catastrophe Linked Nts.: (Continued)
17.258% [US0006M+1,600], 6/4/20[3,8,12]	$	250,000	$122,500
Citrus Re Ltd. Catastrophe Linked Nts.:
9.655% [T-BILL 3MO+774], 2/25/19[7,8]		500,000	470,325
11.03% [T-BILL 1MO+1,103], 2/25/19[7,8]		100,691	3,383
First Coast Re 2016 Ltd. Catastrophe Linked Nts., 5.825% [T-BILL 3MO+391], 6/7/19[7,8]		250,000	249,587
First Coast Re 2017-1 Ltd. Catastrophe Linked Nts., 6.165% [T-BILL 3MO+425], 6/7/21[7,8]		250,000	249,337
Frontline Re Ltd. Catastrophe Linked Nts., 8.915% [T-BILL 3MO+700], 7/6/22[7,8]		250,000	250,025
Integrity Re Ltd. Catastrophe Linked Nts.:
5.797% [US0003M+375], 6/10/22[7,8]		750,000	751,088
6.422% [US0006M+433], 6/10/20[7,8]		500,000	496,325
International Bank for Reconstruction & Development Catastrophe Linked Nts.:
7.626% [US0006M+590], 12/20/19[7,8]		375,000	371,681
11.026% [US0006M+930], 12/20/19[7,8]		250,000	245,869
Long Point Re III Ltd. Catastrophe Linked Nts., 4.665% [T-BILL 3MO+275], 6/1/22[7,8]		500,000	502,525
Manatee Re II Ltd. Catastrophe Linked Nts.:
6.165% [T-BILL 3MO+425], 6/7/21[7,8]		500,000	501,325
9.665% [T-BILL 3MO+775], 6/7/21[7,8]		250,000	250,613
Manatee Re Ltd. Catastrophe Linked Nts., 1.899% [T-BILL 3MO+50], 3/10/19[8,12]		500,000	13,000
Pelican IV Re Ltd. Catastrophe Linked Nts.:
4.269% [US0003M+225], 5/7/21[7,8]		750,000	752,363
4.334% [US0006M+225], 5/5/20[7,8]		500,000	500,725
Queen Street XI Re DAC Catastrophe Linked Nts., 8.065% [T-BILL 3MO+615], 6/7/19[7,8]		250,000	251,963
Queen Street XII Re Designated Activity Co. Catastrophe Linked Nts., 7.587% [US0006M+525], 4/8/20[7,8]		500,000	506,825
			9,524,933
Total Event-Linked Bonds (Cost $59,703,528)			56,205,884
Structured Securities—0.2%
Toronto-Dominion Bank (The):
Sr. Unsec. Nts., 0.00%, 6/6/19[13]		854,000	890,346
Total Structured Securities (Cost $854,000)			890,346
Short-Term Notes—21.6%
Canada—0.3%
Bell Canada, Inc., 2.705%, 10/15/18[14,15]	USD	500,000	496,170
TransCanada PipeLines Ltd., 2.627%, 9/17/18[7,14,15]	USD	500,000	497,209
			993,379
Italy—0.1%
Eni Finance USA, Inc., 1.967%, 10/5/18[14,15]	USD	500,000	496,584
Japan—3.8%
Hitachi Capital America Corp., 2.445%, 7/11/18[15]	USD	500,000	499,623
Japan Treasury Bills, 0.00%, 9/10/18[13]	JPY	1,650,000,000	14,906,766
			15,406,389
Mexico—2.9%
United Mexican States Treasury Bills:
7.036%, 8/2/18[13]	MXN	55,000,000	2,751,073

11      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Mexico (Continued)
United Mexican States Treasury Bills: (Continued)
7.771%, 8/30/18[13]	MXN	185,000,000	$9,190,640
			11,941,713
Portugal—3.2%
Portuguese Republic Treasury Bills, 0.00%, 7/20/18[13]	EUR	11,200,000	13,081,374
Singapore—8.5%
Monetary Authority of Singapore Bills, 1.701%, 9/21/18[13]	SGD	47,500,000	34,731,895
Thailand—0.5%
Bank of Thailand Treasury Bills, 1.322%, 9/6/18[13]	THB	67,000,000	2,017,928
United Kingdom—0.3%
BAT International Finance plc, 2.719%, 9/5/18[14,15]	USD	500,000	497,666
Reckitt Benckiser Treasury Services plc, 2.453%, 8/30/18[14,15]	USD	500,000	498,188
			995,854
United States—2.0%
Albemarle Corp., 2.456%, 7/20/18[7,14,15]	USD	500,000	499,300
AT&T, Inc.:
2.636%, 9/6/18[7,14,15]	USD	300,000	298,523
3.093%, 5/30/19[7,14,15]	USD	300,000	291,561

		Principal Amount	Value
United States (Continued)
CenterPoint Energy Resources Corp., 2.577%, 9/10/18[7,14,15]	USD	$500,000	$497,477
ERAC USA Finance Co., 2.405%, 7/23/18[7,14,15]	USD	500,000	499,226
HP, Inc., 2.497%, 7/23/18[15]	USD	500,000	499,344
Interpublic Group of Cos., Inc. (The), 2.302%, 7/9/18[7,14,15]	USD	500,000	499,685
Magna International, Inc., 2.304%, 7/6/18[7,14,15]	USD	500,000	499,782
Marriott International, Inc., 2.467%, 8/8/18[7,14,15]	USD	500,000	498,677
McKesson Corp., 2.354%, 7/18/18[7,14,15]	USD	500,000	499,393
Nutrien Ltd., 2.457%, 8/8/18[7,14,15]	USD	500,000	498,581
Southern Co. (The), 2.415%, 7/26/18[7,14,15]	USD	500,000	499,125
United States Treasury Bills, 2.003%, 10/18/18[15,16]	USD	2,160,000	2,147,461
WPP plc, 2.374%, 7/17/18[7,14,15]	USD	500,000	499,426
			8,227,561
Total Short-Term Notes (Cost $87,947,278)			87,892,677

		Shares
Investment Companies—14.7%
Highland/iBoxx Senior Loan Exchange Traded Fund		125,133	2,263,656
Oppenheimer Institutional Government Money Market Fund, Cl. E, 1.85%[16,17,18]		53,043,378	53,043,378
SPDR Gold Trust Exchange Traded Fund[1,16]		36,409	4,319,928
Total Investment Companies (Cost $59,636,196)			59,626,962

			Exercise Price	Expiration Date		Contracts	Notional Amount (000’s)
Exchange-Traded Option Purchased—0.0%
S&P 500 Index Call (Cost $86,338)[1]		USD	2,775.000	8/17/18	USD	31	USD 8,427	62,620

	Counterparty		Exercise Price	Expiration Date		Contracts	Notional Amount (000’s)
Over-the-Counter Options Purchased—0.0%
CNH Currency Put[1]	GSCO-OT	CNH	6.460	2/21/19	CNH	6,980,000	CNH 240,000	41,545
JPY Currency Call[1]	GSCO-OT	JPY	106.500	7/27/18	JPY	1,172,000,000	JPY 5,325,000	4,688
JPY Currency Call[1]	GSCO-OT	JPY	104.500	8/27/18	JPY	1,150,000,000	JPY 5,227,000	8,050
Total Over-the-Counter Options Purchased (Cost $68,663)								54,283

	Counterparty	Pay / Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)
Over-the-Counter Interest Rate Swaptions Purchased—0.1%
Interest Rate Swap maturing			Three-Month USD
1/28/30 Call[1]	GSCOI	Receive	BBA LIBOR	2.974%	1/24/20	USD	8,550	248,497
Interest Rate Swap maturing			Six-Month JPY BBA
1/28/31 Call[1]	GSCOI	Receive	LIBOR	0.523	1/26/21	JPY	196,000	17,044
Interest Rate Swap maturing			Three-Month USD
11/24/30 Call[1]	BAC	Receive	BBA LIBOR	2.595	11/20/20	USD	1,000	53,840
Interest Rate Swap maturing			Three-Month USD
3/17/31 Call[1]	BAC	Receive	BBA LIBOR	2.990	3/15/21	USD	1,000	37,949
Interest Rate Swap maturing			Six-Month JPY BBA
4/30/31 Call[1]	GSCOI	Receive	LIBOR	0.485	4/27/21	JPY	525,000	58,194
Interest Rate Swap maturing			Six-Month JPY BBA
7/25/28 Call[1]	GSCOI	Receive	LIBOR	1.050	7/23/18	JPY	630,000	—
Total Over-the-Counter Interest Rate Swaptions Purchased (Cost $675,742)								415,524
Total Investments, at Value (Cost $385,773,076)							98.0%	398,819,329
Net Other Assets (Liabilities)							2.0	8,010,116
Net Assets							100.0%	$406,829,445

Footnotes to Consolidated Statement of Investments

1. Non-income producing security.

2. Security received as the result of issuer reorganization.

12      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

Footnotes to Consolidated Statement of Investments (Continued)

3. The value of this security was determined using significant unobservable inputs. See Note 3 of the accompanying Consolidated Notes.

4. Security is a Master Limited Partnership.

5. All or portion of the security position is held in segregated accounts and pledged to cover margin requirements with respect to securities sold short. The aggregate market value of such securities is $14,577,903. See Note 10 of the accompanying Consolidated Notes.

6. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements with respect to outstanding written options. The aggregate market value of such securities is $13,491,341. See Note 6 of the accompanying Consolidated Notes.

7. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $64,572,742 or 15.87% of the Fund’s net assets at period end.

8. Represents the current interest rate for a variable or increasing rate security, determined as [Referenced Rate + Basis-point spread].

9. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

10. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and or principal payments. The rate shown is the contractual interest rate. See Note 4 of the accompanying Consolidated Notes.

11. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Consolidated Notes.

12. Restricted security. The aggregate value of restricted securities at period end was $2,083,245, which represents 0.51% of the Fund’s net assets. See Note 4 of the accompanying Consolidated Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation/ (Depreciation)
Caelus Re V Ltd. Catastrophe Linked Nts., 5.17% [T-BILL 3MO+325], 6/5/20	4/27/17-12/4/17	$746,297	$735,000	$(11,297)
Casablanca Re Ltd. Catastrophe Linked Nts., 5.25% [US0006M+525], 6/4/20	5/26/17	250,000	250,263	263
Casablanca Re Ltd. Catastrophe Linked Nts., 17.258% [US0006M+1600], 6/4/20	5/26/17	250,000	122,500	(127,500)
Loma Reinsurance Bermuda Ltd. Catastrophe Linked Nts., 2.415% [T-BILL 3MO+50], 7/9/18	4/11/14-5/19/15	500,000	212,500	(287,500)
Manatee Re Ltd. Catastrophe Linked Nts., 1.899% [T-BILL 3MO+50], 3/10/19	3/2/16	500,000	13,000	(487,000)
Nakama Re Ltd. Catastrophe Linked Nts., 5.165% [T-BILL 3MO+325], 1/14/21	12/14/15	250,000	255,913	5,913
Residential Reinsurance 2013 Ltd., 4.915% [T-BILL 3MO+300], 9/6/18	5/3/16	250,000	118,750	(131,250)
Residential Reinsurance 2017 Ltd. Catastrophe Linked Nts., 4.965% [T-BILL 3MO+305], 6/6/21	4/19/17	375,000	375,319	319
		$3,121,297	$2,083,245	$(1,038,052)

13. Zero coupon bond reflects effective yield on the original acquisition date.

14. Security issued in an exempt transaction without registration under the Securities Act of 1933. Such securities amount to $8,066,573 or 1.98% of the Fund’s net assets, and have been determined to be liquid pursuant to guidelines adopted by the Board of Trustees.

15. Current yield as of period end.

16. All or a portion of this security is owned by the subsidiary. See Note 2 of the accompanying Consolidated Notes.

17. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares December 31, 2017	Gross Additions	Gross Reductions	Shares June 30, 2018
Oppenheimer Institutional Government Money Market Fund, Cl. E	17,082,111	270,578,921	234,617,654	53,043,378

	Value	Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)
Oppenheimer Institutional Government Money Market Fund, Cl. E	$53,043,378	$673,741	$—	$—

18. Rate shown is the 7-day yield at period end.

19. This interest rate resets periodically. Interest rate shown reflects the rate in effect at period end. The rate on this variable rate security is not based on a published reference rate and spread but is determined by the issuer or agent based on current market conditions.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
United States	$228,102,639	57.2%
Singapore	35,475,929	8.9
Bermuda	25,915,337	6.5
Brazil	22,039,271	5.5
Japan	21,411,406	5.4
Portugal	13,081,374	3.3
Mexico	12,559,263	3.2
Supranational	6,889,535	1.7
Cayman Islands	5,710,456	1.4
Ireland	4,275,739	1.1
Canada	3,103,849	0.8
France	2,801,417	0.7
Netherlands	2,538,169	0.6
Switzerland	2,159,802	0.5
United Kingdom	2,064,398	0.5

13      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Geographic Holdings (Continued)	Value	Percent
Thailand	$ 2,017,927	0.5%
Hong Kong	1,506,307	0.4
Germany	1,497,431	0.4
Russia	1,348,007	0.3
China	1,066,588	0.3
Australia	1,020,660	0.3
Turkey	754,912	0.2
Italy	496,584	0.1
Spain	404,525	0.1
Sweden	381,617	0.1
Philippines	167,493	0.0
Indonesia	28,694	0.0

Total	$ 398,819,329	100.0%

	Shares Sold Short	Value
Securities Sold Short—(11.2)%
Common Stock Securities Sold Short—(11.2)%
AbbVie, Inc.	(11,582)	$(1,073,072)
AGCO Corp.	(16,330)	(991,558)
Air Lease Corp., Cl. A	(14,595)	(612,552)
Aircastle Ltd.	(30,680)	(628,940)
Aker Solutions ASA[1]	(7,123)	(49,848)
Ally Financial, Inc.	(61,480)	(1,615,080)
Apache Corp.	(19,300)	(902,275)
AvalonBay Communities, Inc.	(5,390)	(926,487)
Boeing Co. (The)	(2,392)	(802,540)
Camden Property Trust	(7,650)	(697,144)
Caterpillar, Inc.	(5,880)	(797,740)
Church & Dwight Co., Inc.	(26,620)	(1,415,119)
Cie Financiere Richemont SA	(15,136)	(1,282,274)
CNH Industrial NV	(40,210)	(423,411)
Colgate-Palmolive Co.	(24,240)	(1,570,994)
Corning, Inc.	(21,960)	(604,120)
Darden Restaurants, Inc.	(4,940)	(528,876)
Diamondback Energy, Inc.	(5,250)	(690,743)
Digital Realty Trust, Inc.	(12,130)	(1,353,465)
Dril-Quip, Inc.[1]	(8,720)	(448,208)
Equity Residential	(11,390)	(725,429)
Fastenal Co.	(12,210)	(587,667)
Federal Realty Investment Trust	(5,010)	(634,015)
Franklin Resources, Inc.	(34,740)	(1,113,417)
General Mills, Inc.	(30,060)	(1,330,456)
GlaxoSmithKline plc, Sponsored ADR	(8,160)	(328,930)
HP, Inc.	(39,200)	(889,448)
Intel Corp.	(24,740)	(1,229,825)
International Business Machines Corp.	(12,380)	(1,729,486)
Jones Lang LaSalle, Inc.	(11,410)	(1,893,946)
Kirby Corp.[1]	(5,810)	(485,716)
Koninklijke Ahold Delhaize NV	(50,664)	(1,212,093)
Novo Nordisk AS, Sponsored ADR	(26,130)	(1,205,116)
Oceaneering International, Inc.	(18,390)	(468,209)
Oil States International, Inc.[1]	(14,952)	(479,959)
Pennsylvania Real Estate Investment Trust	(93,578)	(1,028,422)
Procter & Gamble Co. (The)	(19,030)	(1,485,482)
ResMed, Inc.	(12,500)	(1,294,750)
Rio Tinto plc, Sponsored ADR	(15,450)	(857,166)
RLJ Lodging Trust	(22,260)	(490,833)
Rowan Cos. plc, Cl. A1	(29,790)	(483,194)
Southern Copper Corp.	(23,780)	(1,114,569)
Starbucks Corp.	(13,470)	(658,009)
Target Corp.	(18,640)	(1,418,877)
W.W. Grainger, Inc.	(2,245)	(692,358)
Wacker Chemie AG	(4,736)	(619,093)
Weingarten Realty Investors	(24,660)	(759,775)
Western Union Co. (The)	(65,410)	(1,329,785)
William Demant Holding AS1	(32,558)	(1,309,392)

Total Securities Sold Short (Proceeds $44,231,214)		$(45,269,863)

14      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

Forward Currency Exchange Contracts as of June 30, 2018
Counterparty	Settlement Month(s)	Currency Purchased (000’s)			Currency Sold (000’s)	Unrealized Appreciation	Unrealized Depreciation
BAC	09/2018	IDR	416,000	USD	29	$—	$208
BAC	09/2018	TWD	92,000	USD	3,036	—	1,035
BAC	09/2018	USD	4,997	CNH	32,620	96,181	—
BAC	09/2018	USD	3,228	EUR	2,750	—	5,070
BAC	09/2018	USD	1,096	NOK	8,920	—	3,069
BAC	09/2018	USD	4,589	PHP	247,000	—	6,232
BAC	09/2018	USD	1,506	SEK	13,430	—	3,053
BOA	09/2018	COP	9,424,000	USD	3,180	22,393	—
BOA	09/2018	NOK	32,890	USD	4,063	—	10,797
BOA	09/2018	SEK	40,600	USD	4,604	—	40,437
BOA	09/2018	SGD	6,000	USD	4,408	4,136	—
BOA	09/2018	TRY	7,900	USD	1,667	—	9,484
BOA	09/2018	USD	4,272	SGD	5,790	14,841	—
BOA	09/2018	USD	1,308	THB	43,000	6,387	—
BOA	09/2018	USD	3,338	ZAR	46,480	—	11,622
CITNA-B	09/2018	INR	2,000	USD	29	—	254
CITNA-B	09/2018	MXN	6,200	USD	301	6,756	—
CITNA-B	09/2018	PLN	5,570	USD	1,486	3,367	—
CITNA-B	09/2018	USD	4,049	CLP	2,632,000	21,358	—
CITNA-B	11/2018	USD	1,633	CNH	11,040	4,719	27,367
CITNA-B	09/2018	USD	172	COP	508,000	—	408
CITNA-B	09/2018	USD	8,853	EUR	7,568	—	43,765
CITNA-B	09/2018	USD	5,025	ILS	18,090	49,430	—
CITNA-B	09/2018	USD	3,380	PLN	12,570	19,286	—
CITNA-B	09/2018	USD	674	TRY	3,320	—	22,167
DEU	09/2018	USD	5,692	CAD	7,560	—	67,034
GSCO-OT	08/2018	BRL	790	USD	204	—	839
GSCO-OT	07/2018	MXN	55,000	USD	2,801	—	32,404
GSCO-OT	09/2018	MYR	165	USD	41	—	227
GSCO-OT	09/2018	RUB	259,100	USD	4,032	56,897	—
GSCO-OT	09/2018	USD	1,392	AUD	1,885	—	3,101
GSCO-OT	08/2018	USD	2,788	MXN	55,000	32,513	—
GSCO-OT	09/2018	USD	4,555	NZD	6,622	69,879	—
GSCO-OT	09/2018	USD	3,102	SEK	27,170	48,571	—
GSCO-OT	09/2018	USD	2,993	ZAR	41,510	1,058	—
HSBC	09/2018	CHF	710	USD	721	1,668	—
HSBC	09/2018	CNH	1,040	USD	156	—	164
HSBC	09/2018	GBP	915	USD	1,208	3,950	—
HSBC	09/2018	NZD	2,365	USD	1,599	3,064	—
HSBC	09/2018	THB	68,000	USD	2,056	1,595	—
HSBC	07/2018	USD	2,085	EUR	1,700	96,861	—
HSBC	09/2018	USD	4,392	KRW	4,879,000	—	1,608
HSBC	08/2018	USD	8,883	MXN	185,000	—	344,373
JPM	09/2018	AUD	4,160	USD	3,071	8,261	—
JPM	07/2018	BRL	9,700	USD	2,534	—	31,649
JPM	09/2018	IDR	28,161,000	USD	1,943	—	750
JPM	09/2018	ILS	10,780	USD	2,968	—	2,869
JPM	09/2018	JPY	567,000	USD	5,191	—	38,565
JPM	09/2018	PHP	22,000	USD	410	—	320
JPM	09/2018	TWD	1,000	USD	33	—	137
JPM	07/2018 - 10/2018	USD	25,658	BRL	96,500	969,192	—
JPM	07/2018	USD	11,329	EUR	9,500	221,080	—
JPM	09/2018	USD	1,217	GBP	915	4,953	—
JPM	09/2018	USD	534	INR	37,000	18	—
JPM	09/2018	USD	15,133	JPY	1,650,000	156,180	—
JPM	09/2018	USD	1,084	RUB	68,700	275	—
JPM	09/2018	USD	34,952	SGD	47,500	27,961	—
JPM	09/2018	ZAR	101,400	USD	7,380	—	71,361
SCB	09/2018	USD	2,102	THB	67,000	75,552	—
TDB	09/2018	USD	1,451	CAD	1,915	—	7,350
TDB	07/2018	USD	2,979	MXN	55,000	210,245	—
Total Unrealized Appreciation and Depreciation						$2,238,627	$787,719

15      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Futures Contracts as of June 30, 2018
Description	Buy/Sell	Expiration Date	Number of Contracts		Notional Amount (000’s)	Value	Unrealized Appreciation/ (Depreciation)
Brent Crude Oil*	Buy	7/31/18	55	USD	4,105	$4,357,650	$252,668
Euro-BONO	Sell	9/06/18	11	EUR	1,859	1,867,009	(8,485)
Euro-BTP	Sell	9/06/18	24	EUR	3,539	3,566,181	(27,494)
Euro-BUND	Buy	9/06/18	35	EUR	6,594	6,643,906	50,234
Euro-OAT	Sell	9/06/18	10	EUR	1,787	1,804,718	(17,295)
MSCI Emerging Market Index	Sell	9/21/18	18	USD	953	956,970	(4,152)
Nikkei 225 Index	Sell	9/13/18	3	JPY	600	603,983	(4,072)
Russell 2000 Mini Index	Buy	9/21/18	300	USD	25,145	24,712,500	(432,471)
S&P 500 E-Mini Index	Sell	9/21/18	244	USD	33,780	33,202,300	577,564
S&P 500 E-Mini Index	Buy	9/21/18	180	USD	24,509	24,493,500	(15,372)
S&P MID 400 E-Mini Index	Buy	9/21/18	17	USD	3,412	3,325,370	(86,481)
S&P/TSX 60 Index	Sell	9/20/18	2	CAD	292	293,097	(1,212)
SPI 200 Index	Sell	9/20/18	2	AUD	226	227,491	(1,927)
Stoxx Europe 600 Index	Sell	9/21/18	74	EUR	1,624	1,635,446	(11,305)
United States Treasury Long Bonds	Buy	9/19/18	114	USD	16,382	16,530,000	148,004
United States Treasury Nts., 10 yr.	Buy	9/19/18	71	USD	8,515	8,533,313	18,741
United States Treasury Nts., 5 yr.	Buy	9/28/18	113	USD	12,818	12,838,742	21,010
							$457,955

*All or a portion of this security is owned by the subsidiary. See Note 2 of the accompanying Consolidated Notes.

Exchange-Traded Options Written at June 30, 2018
Description			Exercise Price	Expiration Date		Number of Contracts	Notional Amount (000’s)	Premiums Received	Value
S&P 500 Index Put		USD	2390.000	7/20/18	USD	(29)	USD 7,883	$5,712	$(5,220)
S&P 500 Index Put		USD	2335.000	7/20/18	USD	(31)	USD 8,427	4,866	(3,255)
S&P 500 Index Call		USD	2935.000	7/20/18	USD	(19)	USD 5,165	1,215	(238)
S&P 500 Index Put		USD	2665.000	7/20/18	USD	(24)	USD 6,524	22,967	(39,312)
S&P 500 Index Put		USD	2555.000	7/20/18	USD	(26)	USD 7,068	11,101	(15,080)
S&P 500 Index Call		USD	2880.000	7/20/18	USD	(19)	USD 5,165	3,552	(475)
S&P 500 Index Put		USD	2445.000	7/20/18	USD	(28)	USD 7,611	6,915	(7,070)
S&P 500 Index Put		USD	2610.000	7/20/18	USD	(25)	USD 6,796	15,424	(19,500)
S&P 500 Index Call		USD	2990.000	7/20/18	USD	(19)	USD 5,165	550	(190)
S&P 500 Index Put		USD	2500.000	7/20/18	USD	(27)	USD 7,340	8,558	(9,450)
S&P 500 Index Call		USD	2775.000	7/20/18	USD	(11)	USD 2,990	32,637	(8,283)
S&P 500 Index Put		USD	2775.000	7/20/18	USD	(11)	USD 2,990	34,287	(66,649)
S&P 500 Index Put		USD	2720.000	7/20/18	USD	(23)	USD 6,252	37,650	(73,140)
S&P 500 Index Call		USD	2830.000	7/20/18	USD	(20)	USD 5,437	15,539	(1,720)
S&P 500 Index Put		USD	2280.000	7/20/18	USD	(32)	USD 8,699	4,063	(3,520)
Total Exchange-Traded Options Written								$205,036	$(253,102)

Over-the-Counter Options Written at June 30, 2018
Description	Counterparty		Exercise Price	Expiration Date		Number of Contracts	Notional Amount (000’s)	Premiums Received	Value
EUR Currency Put	JPM	MXN	23.687	7/25/18	EUR	(2,750,000)	EUR 50,000	$60,309	$(86,455)
EUR Currency Call	JPM	MXN	23.687	7/25/18	EUR	(2,750,000)	EUR 50,000	60,277	(36,106)
EUR Currency Put	JPM	BRL	4.439	7/25/18	EUR	(2,750,000)	EUR 50,000	55,307	(21,584)
EUR Currency Call	JPM	BRL	4.439	7/25/18	EUR	(2,750,000)	EUR 50,000	54,632	(97,166)
EUR Currency Put	JPM	USD	1.159	7/5/18	EUR	(4,685,000)	EUR 5,105	27,450	(4,559)
EUR Currency Call	JPM	USD	1.159	7/5/18	EUR	(4,685,000)	EUR 5,105	25,660	(48,068)
Total Over-the-Counter Options Written								$283,635	$(293,938)

Centrally Cleared Credit Default Swaps at June 30, 2018
Reference Asset	Buy/Sell Protection	Fixed Rate	Maturity Date		Notional Amount (000’s)	Premiums Received/(Paid)	Value	Unrealized Appreciation/ (Depreciation)
CDX.HY.28	Buy	5.000%	6/20/22	USD	2,030	$141,749	$(144,506)	$(2,757)
CDX.HY.29	Buy	5.000	12/20/22	USD	100	6,785	(6,369)	416
CDX.IG.28	Sell	1.000	6/20/22	USD	5,655	(102,346)	95,243	(7,103)
CDX.IG.28	Sell	1.000	6/20/22	USD	300	(5,377)	5,053	(324)
CDX.IG.29	Sell	1.000	12/20/22	USD	150	(3,751)	2,627	(1,124)
CDX.IG.29	Sell	1.000	12/20/22	USD	400	(8,143)	7,006	(1,137)
iTraxx.Main.27	Buy	1.000	6/20/22	EUR	5,040	107,520	(99,623)	7,897
iTraxx.Main.28	Buy	1.000	12/20/22	EUR	170	4,961	(3,227)	1,734
iTraxx.Main.29	Buy	1.000	6/20/23	EUR	350	6,671	(5,424)	1,247
Neiman Marcus Group LLC (The)	Buy	5.000	12/20/20	USD	715	41,431	54,578	96,009

16      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

Centrally Cleared Credit Default Swaps (Continued)
Reference Asset	Buy/Sell Protection	Fixed Rate	Maturity Date		Notional Amount (000’s)	Premiums Received/(Paid)	Value	Unrealized Appreciation/ (Depreciation)

Penerbangan Malaysia Bhd	Buy	1.000%	12/20/22	USD	80	$1,620	$(129)	$1,491
Total Cleared Credit Default Swaps						$191,120	$(94,771)	$96,349

Over-the-Counter Credit Default Swaps at June 30, 2018
Reference Asset	Counterparty	Buy/Sell Protection	Fixed Rate	Maturity Date		Notional Amount (000’s)	Premiums Received/(Paid)	Value	Unrealized Appreciation/ (Depreciation)
CDX.NA.HY.21	CITNA-B	Buy	5.000%	12/20/18	USD	1,125	$(34,531)	$(28,494)	$(63,025)
CDX.NA.HY.21	CITNA-B	Sell	5.000	12/20/18	USD	232	129,187	(2,360)	126,827
CDX.NA.HY.21	GSCOI	Sell	5.000	12/20/18	USD	68	37,103	(692)	36,411
CDX.NA.HY.25	GSCOI	Buy	5.000	12/20/20	USD	1,125	(194,688)	(109,836)	(304,524)
CDX.NA.HY.25	GSCOI	Sell	5.000	12/20/20	USD	296	196,615	(64,652)	131,963
Federation of Malaysia	BNP	Buy	1.000	6/20/21	USD	775	(22,856)	(8,511)	(31,367)
Federation of Malaysia	BNP	Buy	1.000	12/20/20	USD	1,700	(110,691)	(19,388)	(130,079)
Federation of Malaysia	MOS-A	Buy	1.000	12/20/20	USD	1,700	(85,394)	(19,388)	(104,782)
Total Over-the-Counter Credit Default Swaps							$(85,255)	$(253,321)	$(338,576)

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

Type of Reference Asset on which the Fund Sold Protection	Total Maximum Potential Payments for Selling Credit Protection (Undiscounted)	Amount Recoverable*	Reference Asset Rating Range**
Investment Grade Corporate Debt Indexes	$6,505,000	$ —	BBB to BBB-
Non-Investment Grade Corporate Debt Indexes	595,576	2,250,000	BB

Total	$7,100,576	$2,250,000

* Amounts recoverable includes potential payments from related purchased protection for instances where the Fund is the seller of protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

** The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.

Over-the-Counter Total Return Swaps at June 30, 2018
Reference Asset	Counterparty	Pay/Receive Total Return*	Floating Rate	Maturity Date		Notional Amount (000’s)	Value	Unrealized Appreciation/ (Depreciation)
0998.HK-China Citic Bank Corp.	GSCOI	Pay	One-Month HKD- HIBOR-HKAB minus 50 basis points	5/24/19	HKD	4,194	$48,571	$48,571
1988.HK-China Minsheng Banking Corp. Ltd.	GSCOI	Pay	One-Month HKD- HIBOR-HKAB minus 50 basis points	5/24/19	HKD	4,241	124,999	124,999
3328.HK-Bank of Communications Co. Ltd.	GSCOI	Pay	One-Month HKD- HIBOR-HKAB minus 50 basis points	5/24/19	HKD	4,219	29,831	29,831
3968.HK-China Merchants Bank	GSCOI	Pay	One-Month HKD- HIBOR-HKAB minus 50 basis points	5/24/19	HKD	4,305	90,398	90,398
6818.HK-China Everbright Bank	GSCOI	Pay	One-Month HKD- HIBOR-HKAB minus 50 basis points	5/24/19	HKD	2,115	29,544	29,544
SPDR Blackston/GSO Senior Loan Exchange Traded Fund	GSCOI	Receive	One-Month USD BBA LIBOR plus 50 basis points	11/29/18	USD	60,537	80,431	80,431
Total Over-the-Counter Total Return Swaps							$403,774	$403,774

* Fund will pay or receive the total return of the reference asset depending on whether the return is positive or negative. For contracts where the Fund has elected to receive the total return of the reference asset if positive, it will be responsible for paying the floating rate and the total return of the reference asset if negative. If the Fund has elected to pay the total return of the reference asset if positive, it will receive the floating rate and the total return of the reference asset if negative.

Glossary:

Counterparty Abbreviations

BAC	Barclays Bank plc
BNP	BNP Paribas
BOA	Bank of America NA
CITNA-B	Citibank NA
DEU	Deutsche Bank AG

17      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Counterparty Abbreviations (Continued)
GSCOI	Goldman Sachs International
GSCO-OT	Goldman Sachs Bank USA
HSBC	HSBC Bank USA NA
JPM	JPMorgan Chase Bank NA
MOS	Morgan Stanley & Co., Inc.
MOS-A	Morgan Stanley
SCB	Standard Chartered Bank
TDB	Toronto Dominion Bank

Currency abbreviations indicate amounts reporting in currencies
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNH	Offshore ChineseRenminbi
COP	Colombian Peso
DKK	Danish Krone
EUR	Euro
GBP	British Pound Sterling
HKD	Hong Kong Dollar
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Nuevo Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PHP	Philippine Peso
PLN	Polish Zloty
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thailand Baht
TRY	New Turkish Lira
TWD	New Taiwan Dollar
ZAR	South African Rand

Definitions
BBA LIBOR	British Bankers’ Association London - Interbank Offered Rate
BONO	Spanish Government Bonds
BTP	Italian Treasury Bonds
CDX.HY.28	Markit CDX High Yield Index
CDX.HY.29	Markit CDX High Yield Index
CDX.IG.28	Markit CDX Investment Grade Index
CDX.IG.29	Markit CDX Investment Grade Index
CDX.NA.HY.21	Markit CDX North American High Yield
CDX.NA.HY.25	Markit CDX North American High Yield
EUR003M	EURIBOR 3 Month ACT/360
HIBOR	Hong Kong Interbank Offered Rate
HKAB	Hong Kong Association of Banks
ICE LIBOR	Intercontinental Exchange Benchmark Administration-London Interbank Offered Rate
iTraxx.Main.27	Credit Default Swap Trading Index for a Specific Basket of Securities
iTraxx.Main.28	Credit Default Swap Trading Index for a Specific Basket of Securities
iTraxx.Main.29	Credit Default Swap Trading Index for a Specific Basket of Securities
LIBOR	London Interbank Offered Rate
LIBOR03M	ICE LIBOR USD 3 Month
LIBOR4	London Interbank Offered Rate-Quarterly
LIBOR12	London Interbank Offered Rate-Monthly
MLHKOPCB	Custom Basket of Securities
MSCI	Morgan Stanley Capital International
OAT	French Government Bonds
S&P	Standard & Poor’s
T-BILL 1MO	US Treasury Bill 1 Month
T-BILL 3MO	US Treasury Bill 3 Month
US0001M	ICE LIBOR USD 1 Month

18      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

Definitions (Continued)
US0003M	ICE LIBOR USD 3 Month
US0006M	ICE LIBOR USD 6 Month

See accompanying Notes to Consolidated Financial Statements.

19      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES June 30, 2018 Unaudited

Assets
Investments, at value—see accompanying consolidated statement of investments:
Unaffiliated companies (cost $332,729,698)	$345,775,951
Affiliated companies (cost $53,043,378)	53,043,378
398,819,329
Cash	1,069,318
Cash used for collateral on futures	5,488,000
Cash used for collateral on OTC derivatives	791,000
Cash used for collateral on centrally cleared swaps	284,666
Deposits with broker for securities sold short	39,950,397
Deposits with broker for foreign securities sold short (cost $4,569,287)	4,524,478
Unrealized appreciation on forward currency exchange contracts	2,238,627
Swaps, at value	403,774
Centrally cleared swaps, at value (net premiums paid $78,186)	164,507
Receivables and other assets:
Investments sold	4,980,422
Interest and dividends	1,133,532
Variation margin receivable	100,628
Shares of beneficial interest sold	13
Other	25,194
Total assets	459,973,885
Liabilities
Securities sold short, at value (proceeds $44,231,214)—see accompanying consolidated statement of investments	45,269,863
Unrealized depreciation on forward currency exchange contracts	787,719
Options written, at value (premiums received $488,671)	547,040
Swaps, at value (net premiums paid $85,255)	253,321
Centrally cleared swaps, at value (premiums received $269,306)	259,278
Payables and other liabilities:
Investments purchased (including $1,715,652 purchased on a when-issued or delayed delivery basis)	5,564,191
Variation margin payable	257,091
Dividends on short sales	51,773
Trustees’ compensation	12,990
Distribution and service plan fees	817
Shares of beneficial interest redeemed	100
Other	140,257
Total liabilities	53,144,440

Net Assets	$406,829,445

Composition of Net Assets
Par value of shares of beneficial interest	$41,615
Additional paid-in capital	422,073,817
Accumulated net investment income	1,280,210
Accumulated net realized loss on investments and foreign currency transactions	(30,464,745)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	13,898,548
Net Assets	$406,829,445

Net Asset Value Per Share
Non-Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $402,805,545 and 41,202,655 shares of beneficial interest outstanding)	$9.78

Service Shares:

Net asset value, redemption price per share and offering price per share (based on net assets of $4,023,900 and 412,315 shares of beneficial interest outstanding)	$9.76

See accompanying Notes to Consolidated Financial Statements.

20      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF OPERATIONS For the Six Months Ended June 30, 2018 Unaudited

Investment Income
Interest (net of foreign withholding taxes of $2,094)	$3,236,372
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $32,247)	1,501,043
Affiliated companies	673,741
Other income	203,933
Total investment income	5,615,089

Expenses
Management fees	2,127,896
Distribution and service plan fees — Service shares	4,605
Transfer and shareholder servicing agent fees:
Non-Service shares	246,265
Service shares	2,210
Shareholder communications:
Non-Service shares	11,910
Service shares	108
Dividends on short sales	354,741
Custodian fees and expenses	65,685
Trustees’ compensation	15,096
Borrowing fees	7,650
Other	101,190
Total expenses	2,937,356
Less reduction to custodian expenses	(579)
Less waivers and reimbursements of expenses	(99,908)
Net expenses	2,836,869
Net Investment Income	2,778,220
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions in unaffiliated companies (net of foreign capital gains tax of $3,683)	5,796,264
Option contracts written	2,367,455
Futures contracts	1,199,777
Foreign currency transactions	361,990
Forward currency exchange contracts	(2,809,538)
Short Positions	(3,501,335)
Swap contracts	(838,184)
Net realized gain	2,576,429
Net change in unrealized appreciation/depreciation on:
Investment transactions in unaffiliated companies	(13,004,705)
Translation of assets and liabilities denominated in foreign currencies	(267,891)
Forward currency exchange contracts	2,471,940
Futures contracts	(236,233)
Option contracts written	(58,369)
Short positions	3,260,360
Swap contracts	1,346,481
Net change in unrealized appreciation/depreciation	(6,488,417)
Net Decrease in Net Assets Resulting from Operations	$(1,133,768)

See accompanying Notes to Consolidated Financial Statements.

21      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Operations
Net investment income	$2,778,220	$4,888,490
Net realized gain (loss)	2,576,429	(12,625,099)
Net change in unrealized appreciation/depreciation	(6,488,417)	9,719,277
Net increase (decrease) in net assets resulting from operations	(1,133,768)	1,982,668
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Non-Service shares	(1,458,889)	(3,921,732)
Service shares	(6,755)	(24,086)
	(1,465,644)	(3,945,818)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Non-Service shares	(10,429,789)	17,307,626
Service shares	580,879	940,121
	(9,848,910)	18,247,747
Net Assets
Total increase (decrease)	(12,448,322)	16,284,597
Beginning of period	419,277,767	402,993,170
End of period (including accumulated net investment income (loss) of $1,280,210 and $(32,366), respectively)	$406,829,445	$419,277,767

See accompanying Notes to Consolidated Financial Statements.

22      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

CONSOLIDATED FINANCIAL HIGHLIGHTS

Non-Service Shares	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015[1]	Year Ended December 31, 2014[1]	Period Ended December 31, 2013[2]
Per Share Operating Data
Net asset value, beginning of period	$9.84	$9.88	$9.66	$10.04	$9.92	$10.00
Income (loss) from investment operations:
Net investment income (loss)[3]	0.07	0.12	0.11	0.11	0.08	(0.02)
Net realized and unrealized gain (loss)	(0.09)	(0.06)	0.25	(0.46)	0.52	(0.05)
Total from investment operations	(0.02)	0.06	0.36	(0.35)	0.60	(0.07)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.04)	(0.10)	(0.14)	(0.03)	(0.25)	(0.01)
Distributions from net realized gain	0.00	0.00	0.00	0.00	(0.21)	0.00
Tax return of capital distribution	0.00	0.00	0.00	0.00	(0.02)	0.00
Total dividends and/or distributions to shareholders	(0.04)	(0.10)	(0.14)	(0.03)	(0.48)	(0.01)
Net asset value, end of period	$9.78	$9.84	$9.88	$9.66	$10.04	$9.92

Total Return, at Net Asset Value[4]	(0.25)%	0.56%	3.71%	(3.45)%	6.02%	(0.69)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$402,805	$415,811	$400,449	$406,286	$262,573	$9,917
Average net assets (in thousands)	$413,778	$408,282	$408,810	$363,975	$161,988	$9,827
Ratios to average net assets:[5]
Net investment income (loss)	1.34%	1.19%	1.11%	1.11%	0.77%[6]	(1.85)%[6]
Expenses excluding specific expenses listed below	1.25%	1.24%	1.23%	1.24%	1.33%	7.16%
Dividends and/or interest expense on securities sold short	0.17%	0.11%	0.22%	0.17%	0.08%	0.00%
Borrowing expenses on securities sold short	0.00%	0.00%	0.02%	0.05%	0.02%	0.00%
Interest and fees from borrowings	0.00%[7]	0.00%[7]	0.00%[7]	0.00%[7]	0.00%	0.00%
Total expenses[8]	1.42%	1.35%	1.47%	1.46%	1.43%[6]	7.16%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.37%	1.32%	1.43%	1.41%	1.31%[6]	3.33%[6]
Portfolio turnover rate	75%	129%	93%	67%	147%	11%

1. Net investment income per share, net realized and unrealized gain (loss) per share and the net investment income ratio include an adjustment for a prior period reclassification for the years ended December 31, 2014 and 2015. Please see Note 11 of the accompanying Notes to Financial Statements.

2. For the period from November 14, 2013 (inception of offering) to December 31, 2013.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

7. Less than 0.005%.

8. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended June 30, 2018	1.44%
Year Ended December 31, 2017	1.36%
Year Ended December 31, 2016	1.48%
Year Ended December 31, 2015	1.47%
Year Ended December 31, 2014	1.45%
Period Ended December 31, 2013	7.18%

See accompanying Notes to Consolidated Financial Statements.

23      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

Service Shares	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015[1]	Year Ended December 31, 2014[1]	Period Ended December 31, 2013[2]
Per Share Operating Data
Net asset value, beginning of period	$9.81	$9.87	$9.65	$10.03	$9.92	$10.00
Income (loss) from investment operations:
Net investment income (loss)[3]	0.05	0.09	0.08	0.08	0.08	(0.03)
Net realized and unrealized gain (loss)	(0.08)	(0.07)	0.26	(0.45)	0.50	(0.04)
Total from investment operations	(0.03)	0.02	0.34	(0.37)	0.58	(0.07)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.02)	(0.08)	(0.12)	(0.01)	(0.25)	(0.01)
Distributions from net realized gain	0.00	0.00	0.00	0.00	(0.21)	0.00
Tax return of capital distribution	0.00	0.00	0.00	0.00	(0.01)	0.00
Total dividends and/or distributions to shareholders	(0.02)	(0.08)	(0.12)	(0.01)	(0.47)	(0.01)
Net asset value, end of period	$9.76	$9.81	$9.87	$9.65	$10.03	$9.92

Total Return, at Net Asset Value[4]	(0.34)%	0.19%	3.49%	(3.68)%	5.90%	(0.72)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,024	$3,467	$2,544	$1,845	$1,332	$10
Average net assets (in thousands)	$3,722	$3,063	$2,054	$1,695	$335	$10
Ratios to average net assets:[5]
Net investment income (loss)	1.09%	0.92%	0.85%	0.85%	0.78%[6]	(2.12)%[6]
Expenses excluding specific expenses listed below	1.50%	1.49%	1.48%	1.48%	1.68%	7.43%
Dividends and/or interest expense on securities sold short	0.17%	0.11%	0.22%	0.17%	0.08%	0.00%
Borrowing expenses on securities sold short	0.00%	0.00%	0.02%	0.05%	0.02%	0.00%
Interest and fees from borrowings	0.00%[7]	0.00%[7]	0.00%[7]	0.00%[7]	0.00%	0.00%
Total expenses[8]	1.67%	1.60%	1.72%	1.70%	1.78%[6]	7.43%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.62%	1.57%	1.68%	1.65%	1.67%[6]	3.50%[6]
Portfolio turnover rate	75%	129%	93%	67%	147%	11%

1. Net investment income per share, net realized and unrealized gain (loss) per share and the net investment income ratio include an adjustment for a prior period reclassification for the years ended December 31, 2014 and 2015. Please see Note 11 of the accompanying Notes to Financial Statements.

2. For the period from November 14, 2013 (inception of offering) to December 31, 2013.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

7. Less than 0.005%.

8. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended June 30, 2018	1.69%
Year Ended December 31, 2017	1.61%
Year Ended December 31, 2016	1.73%
Year Ended December 31, 2015	1.71%
Year Ended December 31, 2014	1.80%
Period Ended December 31, 2013	7.45%

See accompanying Notes to Consolidated Financial Statements.

24      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS June 30, 2018 Unaudited

1. Organization

Oppenheimer Global Multi-Alternatives Fund/VA (the “Fund”) is a separate series of Oppenheimer Variable Account Funds, a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. The Sub-Adviser has entered into sub-sub-advisory agreements with Barings LLC and OFI SteelPath, Inc. (collectively, the “Sub-Sub-Advisers”). Shares of the Fund are sold only to separate accounts of life insurance companies.

The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Basis for Consolidation. The Fund has established a Cayman Islands exempted company, Oppenheimer Global Multi-Alternatives Fund/VA (Cayman) Ltd., which is wholly-owned and controlled by the Fund (the “Subsidiary”). The Fund and Subsidiary are both managed by the Manager. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in commodity-linked derivatives (including commodity futures, financial futures, options and swap contracts) and certain fixed-income securities and other investments that may serve as margin or collateral for its derivatives positions. The Fund applies its investment restrictions and compliance policies and procedures, on a look-through basis, to the Subsidiary.

The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated. At period end, the Fund owned 21,519 shares with net assets of $11,806,419 in the Subsidiary.

Other financial information at period end:

Total market value of investments	$9,166,494
Net assets	$11,806,419
Net income (loss)	$(35,485)
Net realized gain (loss)	$332,970
Net change in unrealized appreciation/depreciation	$(123,828)

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at market close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the values are presented at the foreign exchange rates at market close, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments shown in the Consolidated Statement of Operations.

For securities, which are subject to foreign withholding tax upon disposition, realized and unrealized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as determined necessary by the Manager.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders

25      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, and capital gains taxes on foreign investments, if any, have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations. Interest income, if any, is recognized on an accrual basis. Discount and premium, which are included in interest income on the Consolidated Statement of Operations, are amortized or accreted daily.

Return of Capital Estimates. Distributions received from the Fund’s investments in Master Limited Partnerships (MLPs) and Real Estate Investments Trusts (REITs), generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates. Such estimates are based on historical information available from each MLP, REIT and other industry sources. These estimates may subsequently be revised based on information received from MLPs and REITs after their tax reporting periods are concluded.

Custodian Fees. “Custodian fees and expenses” in the Consolidated Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended December 31, 2017, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

Subchapter M requires, among other things, that at least 90% of the Fund’s gross income be derived from securities or derived with respect to its business of investing in securities (typically referred to as “qualifying income”). Income from commodity-linked derivatives may not be treated as “qualifying income” for purposes of the 90% gross income requirement. The Internal Revenue Service (IRS) has previously issued a number of private letter rulings which conclude that income derived from commodity index-linked notes and investments in a wholly-owned subsidiary will be “qualifying income.” As a result, the Fund will gain exposure to commodities through commodity-linked notes and its wholly-owned subsidiary.

The IRS has suspended the granting of private letter rulings pending further review. As a result, there can be no assurance that the IRS will not change its position with respect to commodity-linked notes and wholly-owned subsidiaries. In addition, future legislation and guidance from the Treasury and the IRS may adversely affect the fund’s ability to gain exposure to commodities through commodity-linked notes and its wholly-owned subsidiary.

The Fund is required to include in income for federal income tax purposes all of the subsidiary’s net income and gains whether or not such income is distributed by the subsidiary. Net income and gains from the subsidiary are generally treated as ordinary income by the Fund, regardless of the character of the subsidiary’s underlying income. Net losses from the subsidiary do not pass through to the Fund for federal income tax purposes.

During the fiscal year ended December 31, 2017, the Fund did not utilize any capital loss carryforwards to offset capital gains realized in that fiscal year. The Fund had post-October foreign currency losses of 822,336 which were deferred. For the fiscal year ended December 31, 2017, the Fund had capital loss carryforwards of $20,101,917. Capital losses will be carried forward to future years if not offset by gains.

At period end, it is estimated that the capital loss carryforwards would be $17,525,488. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the reporting period, it is estimated that the Fund will utilize $2,576,429 of capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation

26      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

2. Significant Accounting Policies (Continued)

or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$385,773,076
Federal tax cost of other investments	16,563,368

Total federal tax cost	$402,336,444

Gross unrealized appreciation	$32,495,874
Gross unrealized depreciation	(18,597,326)

Net unrealized appreciation	$13,898,548

Certain foreign countries impose a tax on capital gains which is accrued by the Fund based on unrealized appreciation, if any, on affected securities. The tax is paid when the gain is realized.

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern Time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, short-term notes, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, sometimes at lower prices than institutional round lot trades. Standard inputs generally considered by third-party pricing vendors include reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, as well as other appropriate factors.

Event-linked bonds, are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers. Standard inputs generally considered by third-party pricing vendors include reported trade data and broker-dealer price quotations.

Loans are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers. Standard inputs generally considered by third-party pricing vendors include information obtained from market participants regarding broker-dealer price quotations.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers. Standard inputs generally considered by third-party pricing vendors include market information relevant to the underlying reference asset such as the price of financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates, or the occurrence of other specific events.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

27      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager regularly compares prior day prices and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation.

Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Consolidated Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$5,463,025	$—	$66	$5,463,091
Consumer Staples	4,612,187	—	—	4,612,187
Energy	30,734,090	—	—	30,734,090
Financials	27,655,822	9,848,887	—	37,504,709
Health Care	18,779,295	1,038,033	108	19,817,436
Industrials	13,980,222	23,138	—	14,003,360
Information Technology	12,042,087	—	—	12,042,087
Materials	4,769,622	—	—	4,769,622
Telecommunication Services	2,973,473	—	—	2,973,473
Utilities	4,299,007	—	—	4,299,007
Preferred Stocks	—	830,415	—	830,415
Rights, Warrants and Certificates	200	—	—	200
Asset-Backed Securities	—	9,973,972	—	9,973,972
Mortgage-Backed Obligation	—	2,308,377	—	2,308,377
Foreign Government Obligation	—	22,039,270	—	22,039,270
Non-Convertible Corporate Bonds and Notes	—	8,741,845	—	8,741,845
Corporate Loans	—	13,557,892	—	13,557,892
Event-Linked Bonds	—	56,083,384	122,500	56,205,884
Structured Securities	—	890,346	—	890,346
Short-Term Notes	—	87,892,677	—	87,892,677

28      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Investment Companies	$59,626,962	$—	$—	$ 59,626,962
Exchange-Traded Option Purchased	62,620	—	—	62,620
Over-the-Counter Options Purchased	—	54,283	—	54,283
Over-the-Counter Interest Rate Swaptions Purchased	—	415,524	—	415,524

Total Investments, at Value	184,998,612	213,698,043	122,674	398,819,329
Other Financial Instruments:
Swaps, at value	—	403,774	—	403,774
Centrally cleared swaps, at value	—	164,507	—	164,507
Futures contracts	1,068,221	—	—	1,068,221
Forward currency exchange contracts	—	2,238,627	—	2,238,627

Total Assets	$186,066,833	$216,504,951	$122,674	$ 402,694,458

Liabilities Table
Other Financial Instruments:
Common Stock Securities Sold Short	$(40,797,163)	$(4,472,700)	$—	$ (45,269,863)
Other Financial Instruments:
Swaps, at value	—	(253,321)	—	(253,321)
Centrally cleared swaps, at value	—	(259,278)	—	(259,278)
Options written, at value	(253,102)	(293,938)	—	(547,040)
Futures contracts	(610,266)	—	—	(610,266)
Forward currency exchange contracts	—	(787,719)	—	(787,719)

Total Liabilities	$(41,660,531)	$(6,066,956)	$—	$ (47,727,487)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

For the reporting period, there were no transfers between levels.

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Consolidated Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

29      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

Master Limited Partnerships (“MLPs”). MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

Structured Securities. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note’s market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Consolidated Statement of Operations. The Fund records a realized gain or loss when a structured security is sold or matures.

Event-Linked Bonds. The Fund may invest in “event-linked” bonds. Event-linked bonds, which are sometimes referred to as “catastrophe” bonds, are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific trigger event, such as a hurricane, earthquake, or other occurrence that leads to physical or economic loss. If the trigger event occurs prior to maturity, the Fund may lose all or a portion of its principal in addition to interest otherwise due from the security. Event-linked bonds may expose the Fund to certain other risks, including issuer default, adverse regulatory or jurisdictional interpretations, liquidity risk and adverse tax consequences. The Fund records the net change in market value of event-linked bonds on the Consolidated Statement of Operations as a change in unrealized appreciation or depreciation on investments. The Fund records a realized gain or loss on the Consolidated Statement of Operations upon the sale or maturity of such securities.

Loans. The Fund invests in loans made to U.S. and foreign borrowers that are corporations, partnerships or other business entities. The Fund will do so directly as an original lender or by assignment or indirectly through participation agreements or certain derivative instruments. While many of these loans will be collateralized, the Fund can also invest in uncollateralized loans. Loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancing of borrowers. The loans often pay interest at rates that float above (or are adjusted periodically based on) a benchmark that reflects current interest rates although the Fund can also invest in loans with fixed interest rates.
When investing in loans, the Fund generally will have a contractual relationship only with the lender, not with the relevant borrower. As a result, the Fund generally will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the relevant borrower. The Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the institution selling the participation to the Fund.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had purchased securities issued on a when-issued or delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$1,715,652

Restricted Securities. At period end, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Consolidated Statement of Investments. Restricted securities are reported on a schedule following the Consolidated Statement of Investments.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently

30      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

4. Investments and Risks (Continued)

from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest and/or principal payment.

Information concerning securities not accruing interest at period end is as follows:

Cost	$5,761
Market Value	$–
Market Value as % of Net Assets	0.00%

Sovereign Debt Risk. The Fund invests in sovereign debt securities, which are subject to certain special risks. These risks include, but are not limited to, the risk that a governmental entity may delay or refuse, or otherwise be unable, to pay interest or repay the principal on its sovereign debt. There may also be no legal process for collecting sovereign debt that a government does not pay or bankruptcy proceedings through which all or part of such sovereign debt may be collected. In addition, a restructuring or default of sovereign debt may also cause additional impacts to the financial markets, such as downgrades to credit ratings, reduced liquidity and increased volatility, among others.

Shareholder Concentration. At period end, one shareholder owned 20% or more of the Fund’s total outstanding shares.

The shareholder is a related party of the Fund. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds, and directors or employees. The related party owned 96% of the Fund’s total outstanding shares at period end.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is

31      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Consolidated Statement of Investments. The unrealized appreciation (depreciation) is reported in the Consolidated Statement of Assets and Liabilities as a receivable (or payable) and in the Consolidated Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Consolidated Statement of Operations.

The Fund may enter into forward foreign currency exchange contracts in order to decrease exposure to foreign exchange rate risk associated with either specific transactions or portfolio instruments or to increase exposure to foreign exchange rate risk.

During the reporting period, the Fund had daily average contract amounts on forward contracts to buy and sell of $130,536,407 and $198,335,195, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Consolidated Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Consolidated Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Consolidated Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Consolidated Statement of Operations. Realized gains (losses) are reported in the Consolidated Statement of Operations at the closing or expiration of futures contracts.

The Fund may purchase and/or sell financial futures contracts and options on futures contracts to gain exposure to, or decrease exposure to interest rate risk, equity risk, foreign exchange rate risk, volatility risk, or commodity risk.

During the reporting period, the Fund had an ending monthly average market value of $88,743,321 and $55,922,671 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Consolidated Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Consolidated Statement of Operations.

32      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

6. Use of Derivatives (Continued)

Foreign Currency Options. The Fund may purchase or write call and put options on currencies to increase or decrease exposure to foreign exchange rate risk. A purchased call, or written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price. A purchased put, or written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

Index/Security Options. The Fund may purchase or write call and put options on individual equity securities and/or equity indexes to increase or decrease exposure to equity risk. A purchased call or written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price. A purchased put or written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $116,709 and $24,181 on purchased call options and purchased put options, respectively.

Options written, if any, are reported in a schedule following the Consolidated Statement of Investments and as a liability in the Consolidated Statement of Assets and Liabilities. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Consolidated Statement of Investments.

The risk in writing a call option is the market price of the underlying security increasing above the strike price and the option being exercised. The Fund must then purchase the underlying security at the higher market price and deliver it for the strike price or, if it owns the underlying security, deliver it at the strike price and forego any benefit from the increase in the price of the underlying security above the strike price. The risk in writing a put option is the market price of the underlying security decreasing below the strike price and the option being exercised. The Fund must then purchase the underlying security at the strike price when the market price of the underlying security is below the strike price. Alternatively, the Fund could also close out a written option position, in which case the risk is that the closing transaction will require a premium to be paid by the Fund that is greater than the premium the Fund received. When writing options, the Fund has the additional risk that there may be an illiquid market where the Fund is unable to close the contact. The risk in buying an option is that the Fund pays a premium for the option, and the option may be worth less than the premium paid or expire worthless.

During the reporting period, the Fund had an ending monthly average market value of $56,451 and $82,522 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Consolidated Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Consolidated Statement of Assets and Liabilities. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Consolidated Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Consolidated Statement of Operations.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a contract that enables an investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset. Upon exercise of the contract

33      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

the difference between such value and the notional amount is recorded as realized gain (loss) and is included on the Consolidated Statement of Operations.

The Fund may purchase or sell credit protection through credit default swaps to increase or decrease exposure to the credit risk of individual issuers and/or indexes of issuers that are either unavailable or considered to be less attractive in the bond market.

The Fund has engaged in spread curve trades by simultaneously purchasing and selling protection through credit default swaps referenced to the same reference asset but with different maturities. Spread curve trades attempt to gain exposure to credit risk on a forward basis by realizing gains on the expected differences in spreads.

For the reporting period, the Fund had ending monthly average notional amounts of $21,101,422 and $6,936,385 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified floating interest rate while the other is typically a fixed interest rate.

The Fund may enter into interest rate swaps in which it pays the fixed or floating interest rate in order to increase or decrease exposure to interest rate risk. Typically, if relative interest rates rise, floating payments under a swap agreement will be greater than the fixed payments.

For the reporting period, the Fund had ending monthly average notional amounts of $11,446,027 and $11,470,773 on interest rate swaps which pay a fixed rate and interest rate swaps which receive a fixed rate, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

At period end, the Fund had no interest rate swap agreements outstanding.

Total Return Swap Contracts. A total return swap is an agreement between counterparties to exchange periodic payments based on the value of asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate) and the other on the total return of a reference asset (such as a security or a basket of securities or securities index). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and/or include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.

The Fund may enter into total return swaps on various equity securities or indexes to increase or decrease exposure to equity risk. These equity risk related total return swaps require the Fund to pay or receive a floating reference interest rate, and an amount equal to the opposite price movement of securities or an index (expressed as a percentage) multiplied by the notional amount of the contract. Equity leg payments equal to the positive price movement of the same securities or index (expressed as a percentage) multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities. Reference leg payments equal a floating reference interest rate and an amount equal to the negative price movement of the same securities or index (expressed as a percentage) multiplied by the notional amount of the contract.

The Fund may enter into total return swaps to increase or decrease exposure to the credit risk of various indexes or basket of securities. These credit risk related total return swaps require the Fund to pay to, or receive payments from, the counterparty based on the movement of credit spreads of the related indexes or securities.

For the reporting period, the Fund had ending monthly average notional amounts of $62,678,030 and $7,077,616 on total return swaps which are long the reference asset and total return swaps which are short the reference asset, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Volatility Swap Contracts. A volatility swap is an agreement between counterparties to exchange periodic payments based on the measured volatility of a reference security, index, currency or other reference investment over a specified time frame. One cash flow is typically based on the realized volatility of the reference investment as measured by changes in its price or level over the specified time period while the other cash flow is based on a specified rate representing expected volatility for the reference investment at the time the swap is executed, or the measured volatility of a different reference investment over the specified time period. The appreciation or depreciation on a volatility swap will typically depend on the magnitude of the reference investment’s volatility, or size of the movements in its price, over the specified time period, rather than general directional increases or decreases in its price.

Volatility swaps are less standard in structure than other types of swaps and provide pure, or isolated, exposure to volatility risk of the specific underlying reference investment. Volatility swaps are typically used to speculate on future volatility levels, to trade the spread between realized and expected volatility, or to decrease the volatility exposure of investments held by the Fund.

The Fund may enter into volatility/variance swaps to increase or decrease exposure to the volatility risk of various reference investments. These types of volatility swaps require the Fund to either pay the measured volatility, or price variance or the fixed rate payment then receive a fixed rate payment or the measured volatility or price variance. If the measured volatility of the related reference investment increases over the period, the measured volatility payment will depreciate in value. Conversely, if the measured volatility of the related reference investment decreases over the period, the fixed rate swap payment will appreciate in value.

For the reporting period, the Fund had ending monthly average notional amounts of $24,086 and $12,963 on volatility swaps which pay measured volatility/variance and volatility swaps which receive measured volatility/variance, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

At period end, the Fund had no volatility swap agreements outstanding.

34      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

6. Use of Derivatives (Continued)

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

Purchased swaptions are reported as a component of investments in the Consolidated Statement of Investments and the Consolidated Statement of Assets and Liabilities. Written swaptions are reported on a schedule following the Consolidated Statement of Investments and their value is reported as a separate asset or liability line item in the Consolidated Statement of Assets and Liabilities. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Consolidated Statement of Operations. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Consolidated Statement of Operations for the amount of the premium paid or received.

The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk prior to exercise as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

The Fund may purchase swaptions which give it the option to enter into an interest rate swap in which it pays a floating or fixed interest rate and receives a fixed or floating interest rate in order to increase or decrease exposure to interest rate risk. Purchasing the fixed portion of this swaption becomes more valuable as the reference interest rate decreases relative to the preset interest rate. Purchasing the floating portion of this swaption becomes more valuable as the reference interest rate increases relative to the preset interest rate.

During the reporting period, the Fund had an ending monthly average market value of $368,901 on purchased swaptions.

At period end, the Fund had no written swaption contracts outstanding.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

At period end, the Fund has required certain counterparties to post collateral of $1,179,634.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the

35      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The following table presents by counterparty the Fund’s OTC derivative assets net of the related collateral pledged by the Fund at period end:

		Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Received**	Cash Collateral Received**	Net Amount
Bank of America NA	$47,757	$(47,757)	$–	$–	$–
Barclays Bank plc	187,970	(18,667)	–	–	169,303
Citibank NA	104,916	(104,916)	–	–	–
Goldman Sachs Bank USA	263,201	(36,571)	–	–	226,630
Goldman Sachs International	727,509	(175,180)	–	–	552,329
HSBC Bank USA NA	107,138	(107,138)	–	–	–
JPMorgan Chase Bank NA	1,387,920	(439,589)	(918,165)	–	30,166
Standard Chartered Bank	75,552	–	–	–	75,552
Toronto Dominion Bank	210,245	(7,350)	(202,895)	–	–
	$3,112,208	$(937,168)	$(1,121,060)	$–	$1,053,980

*OTC derivatives are reported gross on the Consolidated Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures are excluded from these reported amounts.

**Reported collateral posted for the benefit of the Fund within this table is limited to the net outstanding amount due from an individual counterparty. The collateral posted for the benefit of the Fund may exceed these amounts.

The following table presents by counterparty the Fund’s OTC derivative liabilities net of the related collateral pledged by the Fund at period end:

		Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged**	Cash Collateral Pledged**	Net Amount
Bank of America NA	$(72,340)	$47,757	$–	$–	$(24,583)
Barclays Bank plc	(18,667)	18,667	–	–	–
BNP Paribas	(27,899)	–	–	11,000	(16,899)
Citibank NA	(124,815)	104,916	–	19,899	–
Deutsche Bank AG	(67,034)	–	–	–	(67,034)
Goldman Sachs Bank USA	(36,571)	36,571	–	–	–
Goldman Sachs International	(175,180)	175,180	–	–	–
HSBC Bank USA, NA	(346,145)	107,138	–	239,007	–
JPMorgan Chase Bank NA	(439,589)	439,589	–	–	–
Morgan Stanley	(19,388)	–	–	–	(19,388)
Toronto Dominion Bank	(7,350)	7,350	–	–	–
	$(1,334,978)	$937,168	$–	$269,906	$(127,904)

* OTC derivatives are reported gross on the Consolidated Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures are excluded from these reported amounts.

** Reported collateral pledged within this table is limited to the net outstanding amount due from the Fund. The securities pledged as collateral by the Fund as reported on the Consolidated Statements of Investments may exceed these amounts.

The following table presents the valuations of derivative instruments by risk exposure as reported within the Consolidated Statement of Assets and Liabilities at period end:

36      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

6. Use of Derivatives (Continued)

	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Consolidated Statement of Assets and Liabilities Location	Value	Consolidated Statement of Assets and Liabilities Location	Value
Credit contracts			Swaps, at value	$253,321
Equity contracts	Swaps, at value	$403,774
Credit contracts	Centrally cleared swaps, at value	164,507	Centrally cleared swaps, at value	259,278
Commodity contracts	Variation margin receivable	89,100*
Equity contracts	Variation margin receivable	4,287*	Variation margin payable	212,901	*
Interest rate contracts	Variation margin receivable	7,241*	Variation margin payable	44,190	*
Forward currency exchange contracts	Unrealized appreciation on forward currency exchange contracts	2,238,627	Unrealized depreciation on forward currency exchange contracts	787,719
Equity contracts			Options written, at value	253,102
Forward currency exchange contracts			Options written, at value	293,938
Equity contracts	Investments, at value	62,620**
Forward currency exchange contracts	Investments, at value	54,283**
Interest rate contracts	Investments, at value	415,524**

Total		$3,439,963		$2,104,449

*Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Consolidated Statement of Assets and Liabilities upon receipt or payment.

**Amounts relate to purchased option contracts and purchased swaption contracts, if any.

The effect of derivative instruments on the Consolidated Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investment transactions in unaffiliated companies*	Option contracts written	Futures contracts	Forward currency exchange contracts	Swap contracts	Total
Commodity contracts	$—	$—	$392,494	$—	$—	$392,494
Credit contracts	—	—	—	—	(240,900)	(240,900)
Equity contracts	736,511	91,063	422,966	—	(613,051)	637,489
Forward currency exchange contracts	(131,575)	2,276,392	—	(2,809,538)	—	(664,721)
Interest rate contracts	—	—	443,841	—	178,014	621,855
Volatility contracts	—	—	(59,524)	—	(162,247)	(221,771)
Total	$604,936	$2,367,455	$1,199,777	$(2,809,538)	$(838,184)	$524,446

*Includes purchased option contracts and purchased swaption contracts, if any.

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investment transactions in unaffiliated companies*	Option contracts written	Futures contracts	Forward currency exchange contracts	Swap contracts	Total
Commodity contracts	$—	$—	$104,569	$—	$—	$104,569
Credit contracts	—	—	—	—	335,160	335,160
Equity contracts	(11,288)	(48,066)	(311,903)	—	795,669	424,412
Forward currency exchange contracts	23,170	(10,303)	—	2,471,940	—	2,484,807
Interest rate contracts	87,986	—	15,864	—	135,284	239,134
Volatility contracts	—	—	(44,763)	—	80,368	35,605
Total	$99,868	$(58,369)	$(236,233)	$2,471,940	$1,346,481	$3,623,687

* Includes purchased option contracts and purchased swaption contracts, if any.

7. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

37      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

7. Shares of Beneficial Interest (Continued)

	Six Months Ended June 30, 2018		Year Ended December 31, 2017
	Shares	Amount	Shares	Amount
Non-Service Shares
Sold	294,204	$2,961,646	1,734,875	$17,157,352
Dividends and/or distributions reinvested	148,527	1,458,889	397,645	3,921,732
Redeemed	(1,507,776)	(14,850,324)	(380,193)	(3,771,458)
Net increase (decrease)	(1,065,045)	$(10,429,789)	1,752,327	$17,307,626

Service Shares
Sold	82,179	$807,895	151,036	$1,490,635
Dividends and/or distributions reinvested	688	6,755	2,437	24,086
Redeemed	(23,761)	(233,771)	(58,070)	(574,600)
Net increase	59,106	$580,879	95,403	$940,121

8. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IGMMF, for the reporting period were as follows:

	Purchases	Sales
Investment securities	$150,283,315	$204,381,821

9. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $500 million	1.00%
Next $500 million	0.95
Next $4 billion	0.90
Over $5 billion	0.88

The Manager also provides investment management related services to the Subsidiary. The Subsidiary pays the Manager a monthly management fee at an annual rate according to the above schedule. The Subsidiary also pays certain other expenses including custody and directors’ fees.

The Fund’s effective management fee for the reporting period was 1.00% of average annual net assets before any Subsidiary management fees or any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund and the Subsidiary. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund and the Subsidiary, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Sub-Sub-Adviser Fees. The Sub-Adviser retains the Sub-Sub-Advisers to provide the day-to-day portfolio management of the Fund. Under the Sub-Sub-Advisory Agreement, the Sub-Adviser pays the Sub-Sub-Advisers an annual fee in monthly installments, based on the average daily net assets of the Fund. The fee paid to the Sub-Sub-Advisers under the Sub-Sub-Advisory agreement is paid by the Sub-Adviser, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Consolidated Statement of Operations and Consolidated Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Consolidated Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the

38      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

9. Fees and Other Transactions with Affiliates (Continued)

net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act for Service shares to pay OppenheimerFunds Distributor, Inc. (the “Distributor”), for distribution related services, personal service and account maintenance for the Fund’s Service shares. Under the Plan, payments are made periodically at an annual rate of 0.25% of the daily net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsors of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. These fees are paid out of the Fund’s assets on an on-going basis and increase operating expenses of the Service shares, which results in lower performance compared to the Fund’s shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Consolidated Statement of Operations.

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to waive fees and/or reimburse expenses to limit the Fund’s “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses” (excluding any applicable dividends tied to short sales expense, taxes, interest and fees from borrowing, any subsidiary expenses, Acquired Fund Fees and Expenses, brokerage commissions, unusual and infrequent expenses and certain other Fund expenses) so that, as percentages of average daily net assets, those expenses will not exceed the annual rate of 1.20% for Non-Service shares and 1.45% for Service shares as calculated on the daily net assets of the Fund.

The Manager has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee it receives from the Subsidiary. During the reporting period, the Manager waived $57,277. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IGMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $42,631 for IGMMF management fees. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

10. Borrowings and Other Financing

Securities Sold Short. The Fund sells securities that it does not own, and it will therefore be obligated to purchase such securities at a future date. Upon entering into a short position, the Fund is required to segregate cash or securities at its custodian which are pledged for the benefit of the lending broker and/or to deposit and pledge cash directly at the lending broker, with a value equal to a certain percentage, exceeding 100%, of the value of the securities that it sold short. Cash that has been segregated and pledged for this purpose will be disclosed on the Consolidated Statement of Assets and Liabilities; securities that have been segregated and pledged for this purpose are disclosed as such in the Consolidated Statement of Investments. The aggregate market value of such cash and securities at period end is $59,052,777. The value of the open short position is recorded as a liability, and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the change in value of the open short position. The Fund records a realized gain or loss when the short position is closed out. By entering into short sales, the Fund bears the risk of an unlimited loss, since the price of the security sold short could theoretically increase without limit. Purchasing securities previously sold short to close out a short position can itself cause the price of the securities to rise further, thereby increasing the loss. Further, there is no assurance that a security the Fund needs to buy to cover a short position will be available for purchase at a reasonable price. Until the security is replaced, the Fund is required to pay the lender any dividend or interest earned. Dividend expense on short sales is treated as an expense in the Consolidated Statement of Operations.

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.875 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Effective July 17, 2018, the Facility was increased to $1.95 billion. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Consolidated Statement of Operations. The Fund did not utilize the Facility during the reporting period.

11. Prior Period Reclassification

An adjustment to reflect a prior period reclassification between net investment income and net change in unrealized appreciation (depreciation) on investments and/or net realized gain (loss) on investments during the years ending December 31, 2014 and 2015 has been made to properly reflect income distributions received by the Fund from two of its investments.

The following adjustments are reflected in the respective fiscal years per the Consolidated Statements of Changes in Net Assets and the Consolidated Financial Highlights:

	2014	2015
Net investment income (loss)	$3,699	$696,112
Net realized gain (loss)	360	3,812
Net change in unrealized appreciation/ depreciation	(4,059)	(699,924)

39      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

11. Prior Period Reclassification (Continued)

The cumulative impact of these adjustments are also reflected in the respective component of net assets on the Consolidated Statement of Assets and liabilities and had no impact on total net assets or net asset values per share of the Fund.

40      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES; UPDATES TO STATEMENT OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

41      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

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42      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

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43      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

A Series of Oppenheimer Variable Account Funds

Trustees and Officers	Robert J. Malone, Chairman of the Board of Trustees and Trustee
Andrew J. Donohue, Trustee
Richard F. Grabish, Trustee
Beverly L. Hamilton, Trustee
Victoria J. Herget, Trustee
Karen L. Stuckey, Trustee
James D. Vaughn, Trustee
Arthur P. Steinmetz, Trustee, President and Principal Executive Officer
Benjamin Rockmuller, Vice President
Alessio de Longis, Vice President
Cynthia Lo Bessette, Secretary and Chief Legal Officer
Jennifer Foxson, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer
Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and	OFI Global Asset Management, Inc.
Shareholder
Servicing Agent

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent	KPMG LLP
Registered
Public
Accounting
Firm

Legal Counsel	Ropes & Gray LLP

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2018 OppenheimerFunds, Inc. All rights reserved. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

June 30, 2018
Oppenheimer
International Growth Fund/VA	Semiannual Report
A Series of Oppenheimer Variable Account Funds
SEMIANNUAL REPORT
Listing of Top Holdings
Fund Performance Discussion
Financial Statements

PORTFOLIO MANAGERS: George R. Evans, CFA, and Robert B. Dunphy, CFA

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 6/30/18

	Inception Date	6-Months	1-Year	5-Year	10-Year
Non-Service Shares	5/13/92	-2.74%	6.73%	6.44%	5.42%
Service Shares	3/19/01	-3.23	5.78	6.14	5.11
MSCI AC World ex-U.S. Index		-3.77	7.28	5.99	2.54

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account. Returns for periods of less than one year are cumulative and not annualized. See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

The Fund’s performance is compared to the performance of the MSCI AC World ex-U.S. Index. The MSCI AC World ex-U.S. Index is designed to measure the equity market performance of developed and emerging markets and excludes the U.S. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

TOP HOLDINGS AND ALLOCATIONS

TOP TEN COMMON STOCK HOLDINGS

Infineon Technologies AG	2.4%
SAP SE	2.2
Temenos AG	2.1
Nippon Telegraph & Telephone Corp.	1.7
STMicroelectronics NV	1.6
Atos SE	1.6
CSL Ltd.	1.6
ASML Holding NV	1.6
LVMH Moet Hennessy Louis Vuitton SE	1.5
Continental AG	1.5

Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2018, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

REGIONAL ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2018, and are based on the total market value of investments. For more current Fund holdings, please visit oppenheimerfunds.com.

2        OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

Fund Performance Discussion

The Fund’s Non-Service shares returned -2.74% during the six-month reporting period ended June 30, 2018. On a relative basis, the Fund outperformed the MSCI AC World Ex-U.S. Index (the “Index”), which returned -3.77%. The Fund outperformed the Index in Information Technology and Health Care sectors due to stock selection. Stock selection in Financials along with our usual underweight position in the sector also contributed to performance. Underperformers for the Fund included stock selection in the Consumer Discretionary and Consumer Staples sectors, and our usual underweight position in the Energy sector.

With regard to countries, we remind investors that we are fundamental, bottom-up investors who view the world as one marketplace. Our geographic exposure is purely the result of our stock selection and does not reflect any views regarding the general economy of any country. During this reporting period, an overweight position in France and stock selection in Sweden and Australia were top performers relative to the Index. Detractors included stock selection in Hong Kong, India, and Canada.

MARKET OVERVIEW

World equity markets surged in the fourth quarter of 2017 to bring a close to a very strong year. 2018 started on a similar note, with equity markets rising strongly in January on the positive sentiment provoked by the U.S. tax law changes. This was followed by a sharp correction in February and volatile range trading thereafter. Given the very strong performance of equity markets last year, a correction and consolidation seemed in order and we do not find it alarming.

We believe that there are currently segments within the economy that are poised for long-term growth. For instance, we are of the opinion that the increasing digitization of the world economy is altering the shape of the semi-conductor cycle by lengthening it and reducing its amplitude. The evolution of the car to include more electronics and automation is another trend that is currently underappreciated in our view. The rates of growth for companies that benefit from these trends began to ease during the reporting period from the high levels experienced through most of the last two years. In response, investors have de-rated many of them, particularly if they are in areas that are in any way seen as sensitive to macro-economic strength or weakness. Over the second quarter of 2018, this was compounded for all things auto-related, which suffered a precipitous sell-off at the end of the reporting period on news flow of further tariff imposition by the U.S. on foreign car imports. Within this environment, many of the companies in which we have invested, especially those that we hold within our Data Deluge and Evolution of the Car investment themes, suffered profit taking.

TOP INDIVIDUAL CONTRIBUTORS

Top performing holdings for the Fund this reporting period included NEX Group plc, William Demant Holding A/S, and CSL Ltd.

NEX Group plc, a UK company, is a “broker’s broker.” It is the intermediary between professional participants in many over-the-counter financial markets such as those for foreign exchange, bonds and some derivative instruments. During the period, the Chicago Mercantile Exchange (CME) bid for NEX and the share price rose to reflect the significant premium the CME proposes to pay. We exited our position.

William Demant Holding A/S is a Danish hearing aid company whose securities we have owned for many years. During the period, the company announced earnings ahead of consensus forecasts and the stock reacted favorably. In our opinion, the demographic tailwind of an aging population will continue to support the company well into the future.

CSL is an Australian company that makes and sells medicines derived from human plasma, which it also collects. The global market for plasma is very concentrated, with only a few scale players who tightly control collection bottlenecks. The demand for plasma-based products is well-supported by the demographic trends of an aging population in the developed world and, in the emerging markets, a rising ability to pay for health care. CSL announced strong earnings during the reporting period and the share price reacted favorably.

TOP INDIVIDUAL DETRACTORS

Detractors from performance included Valeo SA, Pandora A/S, and Iliad SA.

Valeo SA is a French auto component supplier that is on the right side of the car evolution trend towards more complex componentry. Both demand for Valeo’s products and its pricing power over them are rising with this trend. During the reporting period, the company announced earnings that were shy of very

3        OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

optimistic forecasts, and the stock corrected from record highs. In our opinion, the shift in the share—towards component makers and away from assemblers—of every dollar spent on a car, will continue for several years, and Valeo will continue to benefit from that shift.

Pandora, the Danish jewelry retailer, has been benefitting from the consumer trend towards brands in the very fragmented jewelry market. Furthermore, Pandora is the only company applying fast fashion techniques to the jewelry industry. They offer a good product mix at a price point that is well within reach of most middle-class consumers. Currently, the company is taking more control over its distribution, by building out its own store network. In our opinion, this is an appropriate strategy, but it is expensive in the short term. During the reporting period, the company announced results below consensus forecasts and the share price reacted unfavorably.

Iliad SA is a French telecommunications and Internet service provider. It has recently entered the Italian market as a fourth carrier and is incurring significant customer acquisition costs, which are weighing on the stock. Iliad entered the French mobile market as a fourth carrier in 2012. In the short term it lowered pricing in the market to gain share. It now has 25% of the French mobile market and makes healthy returns from it.

STRATEGY & OUTLOOK

As is often the case in market downdrafts, our portfolio outperformed the Index during the volatile reporting period.

Looking ahead, we would not be at all surprised to see continued volatility in equity markets the rest of the year. In our opinion, it is reasonable to expect this after the extremely high returns that equity markets delivered to investors last year. It is worth remembering the old adage “Markets don’t go up in a straight line.”

We will look to take advantage of the volatility to add to companies already held in our portfolio and to add new companies to the portfolio from our watch list that have heretofore been too expensive for us to buy.

We remind investors that, when we add companies to the portfolio, we are comparing their present value to the value we think they can have three to five years from now and beyond. With this long-term approach, market volatility does not change our view on the kind of companies we would like in our portfolio. It does give us the opportunity to add, or add to, such holdings.

We are bottom up, global, growth investors with a mandate to buy non-U.S. companies. We look for companies that we believe are on the winning side of long-term structural trends, that have the ability to monetize them over a long period of time and that share with us the wealth they create. Those are the companies we believe we have in the portfolio and those are the kind of companies that we will continue to seek investing in, regardless of short-term market conditions.

The views in the Fund Performance Discussion represent the opinions of this Fund’s portfolio managers and are not intended as investment advice or to predict or depict the performance of any investment. These views are as of the close of business on June 30, 2018, and are subject to change based on subsequent developments. The Fund’s portfolio and strategies are subject to change.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

4        OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended June 30, 2018.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended June 30, 2018” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes.

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

Actual	Beginning Account Value January 1, 2018	Ending Account Value June 30, 2018	Expenses Paid During 6 Months Ended June 30, 2018
Non-Service shares	$1,000.00	$972.60	$4.90
Service shares	1,000.00	967.70	6.12

Hypothetical
(5% return before expenses)
Non-Service shares	1,000.00	1,019.84	5.02
Service shares	1,000.00	1,018.60	6.28

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended June 30, 2018 are as follows:

Class	Expense Ratios
Non-Service shares	1.00%
Service shares	1.25

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

5        OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

STATEMENT OF INVESTMENTS June 30, 2018 Unaudited

	Shares	Value
Common Stocks—96.9%
Consumer Discretionary—21.3%
Auto Components—4.2%
Continental AG	37,159	$8,493,270
Koito Manufacturing Co. Ltd.	109,600	7,230,528
Valeo SA	136,543	7,452,920
		23,176,718
Automobiles—3.3%
Bayerische Motoren Werke AG	53,890	4,887,990
Hero MotoCorp Ltd.	161,717	8,193,701
Subaru Corp.	191,200	5,562,551
		18,644,242
Hotels, Restaurants & Leisure—3.0%
Carnival Corp.	124,468	7,133,261
Domino’s Pizza Group plc	1,048,054	4,785,945
Whitbread plc	94,176	4,919,717
		16,838,923
Household Durables—1.2%
SEB SA1	39,200	6,835,512
Internet & Catalog Retail—0.9%
JD.com, Inc., ADR[1]	131,128	5,107,436
Media—2.2%
ProSiebenSat.1 Media SE	181,356	4,598,406
SES SA, Cl. A, FDR	360,190	6,592,028
Technicolor SA1	694,840	854,138
		12,044,572
Multiline Retail—1.0%
Dollarama, Inc.	139,482	5,406,764
Specialty Retail—1.1%
Nitori Holdings Co. Ltd.	38,800	6,052,155
Textiles, Apparel & Luxury Goods—4.4%
Cie Financiere Richemont SA	53,987	4,573,607
Hermes International	12,506	7,643,675
LVMH Moet Hennessy Louis Vuitton SE	25,930	8,619,618
Pandora AS	52,858	3,694,218
		24,531,118
Consumer Staples—9.8%
Beverages—2.1%
Heineken NV	54,916	5,505,938
Pernod Ricard SA	39,110	6,383,336
		11,889,274
Food & Staples Retailing—2.4%
Alimentation Couche-Tard, Inc., Cl. B	111,346	4,837,006
CP ALL PCL	2,124,700	4,710,875
SPAR Group Ltd. (The)	296,961	4,010,706
		13,558,587
Food Products—3.0%
Barry Callebaut AG	2,816	5,056,693
Saputo, Inc.	197,075	6,543,433
WH Group Ltd.[2]	6,061,500	4,900,713
		16,500,839
Household Products—1.3%
Reckitt Benckiser Group plc	86,635	7,121,865
Tobacco—1.0%
Swedish Match AB	113,161	5,601,555
Energy—1.5%
Energy Equipment & Services—1.1%
TechnipFMC plc	188,522	5,991,015
Oil, Gas & Consumable Fuels—0.4%
Koninklijke Vopak NV	47,812	2,207,017

	Shares	Value
Financials—3.8%
Capital Markets—1.2%
TP ICAP plc	639,406	$3,553,484
UBS Group AG1	192,440	2,960,704
		6,514,188
Commercial Banks—1.4%
ICICI Bank Ltd., Sponsored ADR[1]	969,753	7,787,117
Insurance—1.2%
Prudential plc	295,659	6,755,421
Health Care—12.3%
Biotechnology—3.0%
CSL Ltd.	61,100	8,734,958
Grifols SA	267,975	8,036,895
		16,771,853
Health Care Equipment & Supplies—4.7%
Essilor International Cie Generale d’Optique SA	32,763	4,622,602
Hoya Corp.	100,893	5,730,069
Siemens Healthineers AG1,2	106,321	4,388,721
Sonova Holding AG	30,268	5,429,923
William Demant Holding AS1	147,051	5,913,981
		26,085,296
Life Sciences Tools & Services—1.2%
Lonza Group AG1	25,909	6,882,483
Pharmaceuticals—3.4%
Bayer AG	60,798	6,698,513
Novo Nordisk AS, Cl. B	157,447	7,272,353
Roche Holding AG	21,083	4,691,288
		18,662,154
Industrials—17.4%
Aerospace & Defense—1.2%
Airbus SE	58,170	6,798,822
Commercial Services & Supplies—2.7%
Edenred	191,834	6,054,129
Prosegur Cash SA2	1,405,536	3,776,282
Prosegur Cia de Seguridad SA	837,042	5,461,798
		15,292,209
Construction & Engineering—1.1%
Boskalis Westminster	210,422	6,123,706
Electrical Equipment—2.7%
Legrand SA	81,050	5,936,434
Melrose Industries plc	767,188	2,152,900
Nidec Corp.	47,300	7,086,574
		15,175,908
Machinery—5.3%
Aalberts Industries NV	139,411	6,670,640
Atlas Copco AB, Cl. A	164,124	4,756,926
Epiroc AB, Cl. A1	218,967	2,297,788
Kubota Corp.	343,800	5,398,798
VAT Group AG1,2	47,205	6,309,772
Weir Group plc (The)	148,746	3,924,097
		29,358,021
Professional Services—0.8%
Intertek Group plc	57,420	4,330,409
Trading Companies & Distributors—3.6%
Brenntag AG	88,240	4,914,756
Bunzl plc	259,579	7,860,789
Ferguson plc	43,877	3,560,352
Travis Perkins plc	202,332	3,797,477
		20,133,374
Information Technology—24.3%
Communications Equipment—1.4%
Nokia OYJ	1,378,137	7,905,951

6        OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

	Shares	Value
Electronic Equipment, Instruments, & Components—3.3%
Hitachi Ltd.	1,044,000	$7,353,996
Keyence Corp.	14,112	7,958,977
Spectris plc	82,340	2,830,914
		18,143,887
Internet Software & Services—4.2%
Alibaba Group Holding Ltd., Sponsored
ADR[1]	19,987	3,708,188
Baidu, Inc., Sponsored ADR[1]	27,660	6,721,380
Scout24 AG2	141,222	7,490,310
United Internet AG	92,623	5,303,408
		23,223,286
IT Services—3.1%
Amadeus IT Group SA	80,526	6,344,756
Atos SE	65,910	8,981,461
Cielo SA	444,500	1,894,637
		17,220,854
Semiconductors & Semiconductor Equipment—7.0%
ams AG	103,015	7,629,864
ASML Holding NV	44,245	8,726,045
Infineon Technologies AG	537,199	13,689,595
STMicroelectronics NV	414,640	9,213,275
		39,258,779
Software—5.3%
Dassault Systemes SE	41,047	5,743,914
SAP SE	104,065	12,022,317
Temenos AG1	79,155	11,969,910
		29,736,141

	Shares	Value
Materials—4.1%
Chemicals—2.3%
Essentra plc	455,282	$2,885,810
Novozymes AS, Cl. B	86,769	4,393,275
Sika AG	40,320	5,556,365
		12,835,450
Construction Materials—0.6%
James Hardie Industries plc	191,000	3,214,960
Containers & Packaging—1.2%
CCL Industries, Inc., Cl. B	144,966	7,106,879
Telecommunication Services—2.4%
Diversified Telecommunication Services—2.4%
Iliad SA	24,080	3,802,111
Nippon Telegraph & Telephone Corp.	211,500	9,610,433
		13,412,544
Total Common Stocks (Cost $358,473,017)		540,237,284
Preferred Stock—0.0%
Zee Entertainment Enterprises Ltd., 6% Cum. Non-Cv., 6.00% (Cost $—)	599,541	67,466
Investment Company—2.3%
Oppenheimer Institutional Government
Money Market Fund, Cl. E, 1.85%[3,4] (Cost $12,756,037)	12,756,037	12,756,037
Total Investments, at Value (Cost $371,229,054)	99.2%	553,060,787

Net Other Assets (Liabilities)	0.8	4,662,607

Net Assets	100.0%	$557,723,394

Footnotes to Statement of Investments

1. Non-income producing security.

2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $26,865,798 or 4.82% of the Fund’s net assets at period end.

3. Rate shown is the 7-day yield at period end.

4. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares December 31, 2017	Gross Additions	Gross Reductions	Shares June 30, 2018

Oppenheimer Institutional Government Money Market Fund, Cl. E	1,843,768	74,320,825	63,408,556	12,756,037

	Value	Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)

Oppenheimer Institutional Government Money Market Fund, Cl. E	$12,756,037	$47,694	$—	$—

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent

France	$86,320,700	15.6%
Germany	72,487,286	13.1
United Kingdom	64,470,196	11.7
Switzerland	62,644,018	11.3
Japan	61,984,081	11.2
Netherlands	29,233,346	5.3
Canada	23,894,082	4.4
Spain	23,619,731	4.2
Denmark	21,273,826	3.8
United States	19,889,298	3.6
India	16,048,285	2.9
China	15,537,004	2.8
Sweden	12,656,269	2.3
Australia	8,734,958	1.6
Finland	7,905,951	1.4
Austria	7,629,865	1.4
Hong Kong	4,900,713	0.9
Thailand	4,710,875	0.9
South Africa	4,010,706	0.7
Ireland	3,214,960	0.6

7        OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

Geographic Holdings (Continued)	Value	Percent

Brazil	$1,894,637	0.3%

Total	$553,060,787	100.0%

See accompanying Notes to Financial Statements.

8        OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

STATEMENT OF ASSETS AND LIABILITIES June 30, 2018 Unaudited

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $358,473,017)	$540,304,750
Affiliated companies (cost $12,756,037)	12,756,037

553,060,787
Cash	315,755
Cash—foreign currencies (cost $109)	109
Receivables and other assets:
Investments sold	5,623,536
Dividends	2,071,108
Shares of beneficial interest sold	152,710
Other	46,288

Total assets	561,270,293
Liabilities
Payables and other liabilities:
Investments purchased	2,854,183
Foreign capital gains tax	314,609
Shares of beneficial interest redeemed	230,551
Distribution and service plan fees	49,033
Trustees’ compensation	35,622
Other	62,901

Total liabilities	3,546,899

Net Assets	$557,723,394

Composition of Net Assets
Par value of shares of beneficial interest	$224,104
Additional paid-in capital	351,356,706
Accumulated net investment income	2,314,305
Accumulated net realized gain on investments and foreign currency transactions	22,329,223
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	181,499,056

Net Assets	$557,723,394

Net Asset Value Per Share
Non-Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $326,447,534 and 133,504,698 shares of beneficial interest outstanding)	$2.45

Service Shares:

Net asset value, redemption price per share and offering price per share (based on net assets of $231,275,860 and 90,598,928 shares of beneficial interest outstanding)	$2.55

See accompanying Notes to Financial Statements.

9        OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

STATEMENT OF OPERATIONS For the Six Months Ended June 30, 2018 Unaudited

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $822,793)	$7,856,258
Affiliated companies	47,694

Total investment income	7,903,952
Expenses
Management fees	2,750,217
Distribution and service plan fees - Service shares	301,160
Transfer and shareholder servicing agent fees:
Non-Service shares	208,705
Service shares	144,557
Shareholder communications:
Non-Service shares	7,378
Service shares	5,121
Custodian fees and expenses	30,349
Trustees’ compensation	11,275
Borrowing fees	10,525
Other	40,671

Total expenses	3,509,958
Less reduction to custodian expenses	(127)
Less waivers and reimbursements of expenses	(252,811)

Net expenses	3,257,020
Net Investment Income	4,646,932
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions in unaffiliated companies (net of foreign capital gains tax of $128,417)	26,481,888
Foreign currency transactions	(11,428)

Net realized gain	26,470,460
Net change in unrealized appreciation/depreciation on:
Investment transactions in unaffiliated companies	(47,904,415)
Translation of assets and liabilities denominated in foreign currencies	(44,499)

Net change in unrealized appreciation/depreciation	(47,948,914)
Net Decrease in Net Assets Resulting from Operations	$(16,831,522)

See accompanying Notes to Financial Statements.

10        OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Operations
Net investment income	$4,646,932	$4,255,911
Net realized gain	26,470,460	14,279,372
Net change in unrealized appreciation/depreciation	(47,948,914)	108,297,137

Net increase (decrease) in net assets resulting from operations	(16,831,522)	126,832,420
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Non-Service shares	(2,799,467)	(4,868,321)
Service shares	(1,364,714)	(2,425,707)

	(4,164,181)	(7,294,028)
Distributions from net realized gain:
Non-Service shares	(6,335,023)	—
Service shares	(4,325,570)	—

	(10,660,593)	—
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Non-Service shares	(15,457,657)	(14,779,318)
Service shares	5,378,571	17,507,241

	(10,079,086)	2,727,923
Net Assets
Total increase (decrease)	(41,735,382)	122,266,315
Beginning of period	599,458,776	477,192,461

End of period (including accumulated net investment income of $2,314,305 and $1,831,554, respectively)	$557,723,394	$599,458,776

See accompanying Notes to Financial Statements.

11        OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

FINANCIAL HIGHLIGHTS

Non-Service Shares	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Per Share Operating Data
Net asset value, beginning of period	$2.59	$2.08	$2.20	$2.31	$2.57	$2.07
Income (loss) from investment operations:
Net investment income[1]	0.02	0.02	0.03	0.03	0.03	0.03
Net realized and unrealized gain (loss)	(0.09)	0.52	(0.08)	0.06	(0.21)	0.50

Total from investment operations	(0.07)	0.54	(0.05)	0.09	(0.18)	0.53
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.02)	(0.03)	(0.02)	(0.03)	(0.03)	(0.03)
Distributions from net realized gain	(0.05)	0.00	(0.05)	(0.17)	(0.05)	0.00

Total dividends and/or distributions to shareholders	(0.07)	(0.03)	(0.07)	(0.20)	(0.08)	(0.03)
Net asset value, end of period	$2.45	$2.59	$2.08	$2.20	$2.31	$2.57

Total Return, at Net Asset Value[2]	(2.74)%	26.29%	(2.12)%	3.43%	(7.22)%	25.87%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$326,447	$360,417	$301,559	$317,547	$358,756	$458,038
Average net assets (in thousands)	$350,498	$339,999	$305,269	$343,347	$400,556	$404,859
Ratios to average net assets:[3]
Net investment income	1.68%	0.87%	1.24%	1.08%	1.13%	1.24%
Expenses excluding specific expenses listed below	1.09%	1.08%	1.09%	1.08%	1.07%	1.09%
Interest and fees from borrowings	0.00%[4]	0.00%[4]	0.00%[4]	0.00%[4]	0.00%	0.00%

Total expenses[5]	1.09%	1.08%	1.09%	1.08%	1.07%	1.09%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%
Portfolio turnover rate	11%	27%	15%	24%	41%	32%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Less than 0.005%.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended June 30, 2018	1.09%
Year Ended December 31, 2017	1.08%
Year Ended December 31, 2016	1.09%
Year Ended December 31, 2015	1.08%
Year Ended December 31, 2014	1.07%
Year Ended December 31, 2013	1.09%

See accompanying Notes to Financial Statements.

12        OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

Service Shares	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Per Share Operating Data
Net asset value, beginning of period	$2.70	$2.16	$2.29	$2.40	$2.66	$2.14
Income (loss) from investment operations:
Net investment income[1]	0.02	0.01	0.02	0.02	0.02	0.02
Net realized and unrealized gain (loss)	(0.10)	0.56	(0.08)	0.06	(0.21)	0.53

Total from investment operations	(0.08)	0.57	(0.06)	0.08	(0.19)	0.55
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.02)	(0.03)	(0.02)	(0.02)	(0.02)	(0.03)
Distributions from net realized gain	(0.05)	0.00	(0.05)	(0.17)	(0.05)	0.00

Total dividends and/or distributions to shareholders	(0.07)	(0.03)	(0.07)	(0.19)	(0.07)	(0.03)
Net asset value, end of period	$2.55	$2.70	$2.16	$2.29	$2.40	$2.66

Total Return, at Net Asset Value[2]	(3.23)%	26.44%	(2.72)%	3.11%	(7.15)%	25.71%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$231,276	$239,042	$175,633	$169,292	$145,515	$118,060
Average net assets (in thousands)	$242,929	$213,440	$174,834	$165,226	$128,694	$88,647
Ratios to average net assets:[3]
Net investment income	1.43%	0.60%	0.99%	0.79%	0.85%	0.89%
Expenses excluding specific expenses listed below	1.34%	1.33%	1.34%	1.33%	1.32%	1.34%
Interest and fees from borrowings	0.00%[4]	0.00%[4]	0.00%[4]	0.00%[4]	0.00%	0.00%

Total expenses[5]	1.34%	1.33%	1.34%	1.33%	1.32%	1.34%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%
Portfolio turnover rate	11%	27%	15%	24%	41%	32%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Less than 0.005%.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended June 30, 2018	1.34%
Year Ended December 31, 2017	1.33%
Year Ended December 31, 2016	1.34%
Year Ended December 31, 2015	1.33%
Year Ended December 31, 2014	1.32%
Year Ended December 31, 2013	1.34%

See accompanying Notes to Financial Statements.

13        OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

NOTES TO FINANCIAL STATEMENTS June 30, 2018 Unaudited

1. Organization

Oppenheimer International Growth Fund/VA (the “Fund”), is a separate series of Oppenheimer Variable Account Funds, which is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as a diversified open-end management investment company. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at market close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the values are presented at the foreign exchange rates at market close, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments shown in the Statement of Operations.

For securities, which are subject to foreign withholding tax upon disposition, realized and unrealized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as determined necessary by the Manager.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, and capital gains taxes on foreign investments, if any, have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations. Interest income, if any, is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of

14        OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

2. Significant Accounting Policies (Continued)

identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended December 31, 2017, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

During the fiscal year ended December 31, 2017, the Fund utilized $417,148 of capital loss carryforwards to offset capital gains realized in that fiscal year. Capital losses will be carried forward to future years if not offset by gains.

At period end, it is estimated that the capital loss carryforwards would be zero. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the reporting period, it is estimated that the Fund will not utilize any capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$375,089,888
Federal tax cost of other investments	109

Total federal tax cost	$375,089,997

Gross unrealized appreciation	$214,430,345
Gross unrealized depreciation	(36,792,123)

Net unrealized appreciation	$177,638,222

Certain foreign countries impose a tax on capital gains which is accrued by the Fund based on unrealized appreciation, if any, on affected securities. The tax is paid when the gain is realized.

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern Time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last

15        OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$24,482,973	$94,154,467	$—	$118,637,440
Consumer Staples	11,380,439	43,291,681	—	54,672,120
Energy	—	8,198,032	—	8,198,032
Financials	7,787,117	13,269,609	—	21,056,726
Health Care	—	68,401,786	—	68,401,786
Industrials	—	97,212,449	—	97,212,449
Information Technology	10,429,568	125,059,330	—	135,488,898
Materials	7,106,879	16,050,410	—	23,157,289
Telecommunication Services	—	13,412,544	—	13,412,544
Preferred Stock	67,466	—	—	67,466
Investment Company	12,756,037	—	—	12,756,037

Total Assets	$74,010,479	$479,050,308	$—	$553,060,787

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

For the reporting period, there were no transfers between levels.

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated

16        OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

4. Investments and Risks (Continued)

in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

17        OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

6. Shares of Beneficial Interest (Continued)

	Six Months Ended June 30, 2018		Year Ended December 31, 2017

	Shares	Amount	Shares	Amount
Non-Service Shares
Sold	8,790,462	$23,227,108	22,026,198	$51,090,812
Dividends and/or distributions reinvested	3,639,212	9,134,490	2,045,409	4,868,321
Redeemed	(18,049,453)	(47,819,255)	(30,252,278)	(70,738,451)

Net decrease	(5,619,779)	$(15,457,657)	(6,180,671)	$(14,779,318)

Service Shares
Sold	10,430,057	$28,650,172	23,171,844	$56,773,388
Dividends and/or distributions reinvested	2,171,864	5,690,284	978,108	2,425,707
Redeemed	(10,588,827)	(28,961,885)	(16,813,549)	(41,691,854)

Net increase	2,013,094	$5,378,571	7,336,403	$17,507,241

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IGMMF, for the reporting period were as follows:

	Purchases	Sales
Investment securities	$60,902,800	$88,425,838

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $250 million	1.00%
Next $250 million	0.90
Next $500 million	0.85
Over $1 billion	0.82

The Fund’s effective management fee for the reporting period was 0.93% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act for Service shares to pay OppenheimerFunds Distributor, Inc. (the “Distributor”), for distribution related services, personal service and account maintenance for the Fund’s Service shares. Under the Plan, payments are made periodically at an annual rate of 0.25% of the daily net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsors of the insurance product that offers Fund shares, for

18        OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

8. Fees and Other Transactions with Affiliates (Continued)

providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. These fees are paid out of the Fund’s assets on an on-going basis and increase operating expenses of the Service shares, which results in lower performance compared to the Fund’s shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to limit the Fund’s expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding any applicable dividend expense, taxes, interest and fees from borrowing, any subsidiary expenses, Acquired Fund Fees and Expenses, brokerage commissions, unusual and infrequent expenses and certain other Fund expenses; so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 1.00% for Non-Service shares and 1.25% for Service shares.

During the reporting period, the Manager waived fees and/or reimbursed the Fund as follows:

Non-Service shares	$146,938
Service shares	102,625

This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IGMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $3,248 for IGMMF management fees. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

9. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.875 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Effective July 17, 2018, the Facility was increased to $1.95 billion. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period.

19        OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES; UPDATES TO STATEMENT OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

20        OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

DISTRIBUTION SOURCES Unaudited

For any distribution that took place over the last six months of the Fund’s reporting period, the table below details on a per-share basis the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. Other capital sources represent a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” You should not draw any conclusions about the Fund’s investment performance from the amounts of these distributions. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. If the Fund (or an underlying fund in which the Fund invests) invests in real estate investment trusts (REITs) and/or master limited partnerships (MLPs), the percentages attributed to each category are estimated using historical information because the character of the amounts received from the REITs and/or MLPs in which the Fund (or underlying fund) invests is unknown until after the end of the calendar year. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive communication in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, and scroll down to the ‘Dividends’ table under ‘Analytics’. The Fund’s latest distribution information will be followed by the sources of any distribution, updated daily.

Fund Name	Pay Date	Net Income	Net Profit from Sale	Other Capital Sources
Oppenheimer International Growth Fund/VA	6/19/18	28.1%	71.9%	0.0%

21        OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

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22        OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

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23        OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

A Series of Oppenheimer Variable Account Funds

Trustees and Officers	Robert J. Malone, Chairman of the Board of Trustees and Trustee
Andrew J. Donohue, Trustee
Richard F. Grabish, Trustee
Beverly L. Hamilton, Trustee
Victoria J. Herget, Trustee
Karen L. Stuckey, Trustee
James D. Vaughn, Trustee
Arthur P. Steinmetz, Trustee, President and Principal Executive Officer
George R. Evans, Vice President
Robert B. Dunphy, Vice President
Cynthia Lo Bessette, Secretary and Chief Legal Officer
Jennifer Foxson, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer
Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and	OFI Global Asset Management, Inc.
Shareholder
Servicing Agent

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent	KPMG LLP
Registered
Public
Accounting
Firm

Legal Counsel	Ropes & Gray LLP

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2018 OppenheimerFunds, Inc. All rights reserved. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

Item 2. Code of Ethics.

Not applicable to semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 6/30/2018, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Variable Account Funds

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz Principal Executive Officer
Date:	8/17/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz Principal Executive Officer
Date:	8/17/2018

By:	/s/ Brian S. Petersen
Brian S. Petersen Principal Financial Officer
Date:	8/17/2018